UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Important Information

The information presented on the following pages is current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

This page is not part of the Annual Report.    3

Important Information,

Continued

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report.

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence were recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.86%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 28, 1984 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	4.70%	5.25%	4.36%	4.23%	5.61%
With sales charge	3.15%	4.71%	4.04%	4.07%	5.55%

30-DAY YIELDS, A SHARES

As of September 30, 2010

Annualized Distribution Yield	SEC Yield
2.27%	1.36%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	1,069

Effective Duration	3.5 Yrs

Average Maturity	4.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

This page is not part of the Annual Report.    5

Thornburg Limited Term Municipal Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

October 11, 2010

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 27 cents to $14.27 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 37.6 cents per share. If you reinvested your dividends, you received 38.1 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

The Class A shares of your Fund produced a total return of 4.70% at NAV over the fiscal year ended September 30, 2010, compared to the 5.62% for the Barclays Capital Five-Year Municipal Bond Index. The main contributor to the difference in performance is that the Barclays Capital Five-Year Municipal Bond Index has all of its holdings in four- to six-year maturities. The Thornburg Limited Term Municipal Fund has holdings that span one- to ten-year maturities in a laddered structure. On average yields decreased 0.40% in the four- to six-year segment of the market while the average decrease in yields for the one- to ten-year segment of the market was around 0.30%.

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and Industrial Loans and Leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized businesses, normally the engines of economic growth,

Certified Annual Report    7

Letter to Shareholders,

Continued

are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bonds funds from municipal money market funds.

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default

8    Certified Annual Report

rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain: “The reports of my death have been greatly exaggerated.” The reported demise of state and local government finances are, in our opinion, overblown. We are not being a “Pollyanna;” there is a great deal of fiscal stress in the market and investors can find cases that illustrate fiscal mismanagement, like the State of Illinois. But the municipal market is not monolithic; it is made up of more than just state and local government general obligation bonds. The BofA Merrill Lynch Municipal Master Index is made up of 39% revenue bonds, 10% pre-refunded bonds, with the remainder being either general obligation bonds or insured bonds. The Rockefeller Institute of Government reported on August 30, 2010, “State tax revenues are slowly rebounding.” State revenue growth posted a second quarter of positive growth (off of a very low base), compared to the same quarter a year ago of 2.2%. This increase was led mostly by increases in sales tax revenues (approx. 6%), although personal income taxes were also positive (approx. 1.6%). Budget gaps for fiscal year 2011 total $121 billion, or 19% of budgets in 46 states. Most of these gaps were filled with spending reductions, revenue increases, and increased aid from the federal government. Underfunded pension liabilities have been in the headlines. The Pew Center on the States reported in February 2010, “In aggregate, states’ systems were 84 percent funded – a relatively positive outcome, because most experts advise at least an 80 percent funding level.” There are some states that are worse off than others. Two states had less than 60 percent of the necessary assets on hand to meet their long-term pension obligations: Illinois and Kansas. Illinois was in the worst shape of any state, with a funding level of 54 percent and an unfunded liability of more than $54 billion. On the brighter side, Florida, New York, Washington, and Wisconsin have fully funded pension systems.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the Limited Term Municipal Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Certified Annual Report    9

Letter to Shareholders,

Continued

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 1,069 municipal obligations from 49 states and territories. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk, by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart 2 describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Fund’s adherence to the discipline of the laddered structure served investors well. As you can see from Chart I on page 8, yields in the shorter segment of the 1–10 year maturity range of the market decreased more than any other segment of the market. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance. Additionally, overweighting out-of-favor sectors, such as the revenue and insured sectors, along with under-weights to securities in the general obligation sector, we added incremental performance. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure.

As of 9/30/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Thank you for investing in the Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2010

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.35%
Alabama State Public School & College Authority, 5.00% due 5/1/2012	AA/Aa1	$2,000,000	$2,139,580
Alabama State Public School & College Authority, 5.00% due 5/1/2013	AA/Aa1	5,000,000	5,538,700
Alabama State Public School & College Authority, 5.00% due 5/1/2015	NR/Aa1	8,530,000	9,901,709
Alabama State Public School & College Authority, 5.00% due 5/1/2016	AA/Aa1	5,000,000	5,869,850
Birmingham GO, 5.00% due 10/1/2013 (Insured: Natl-Re)	AA/Aa2	2,500,000	2,785,650
Huntsville GO, 5.50% due 11/1/2014 pre-refunded 5/1/2012	AAA/Aaa	3,425,000	3,769,350
Lake Martin Area IDA, 5.00% due 11/1/2011 (County Guaranty)	A/NR	3,000,000	3,068,760
Mobile GO Warrants, 5.25% due 8/1/2012 (Insured: AGM)	AAA/Aa2	1,025,000	1,112,053
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	2,040,000	2,128,373
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A/A2	6,000,000	6,736,920
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2016	AAA/Aa2	2,080,000	2,458,914
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2019	AAA/Aa2	3,375,000	3,976,931
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A+/A1	2,500,000	2,786,225
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A+/A1	1,500,000	1,644,630
ALASKA — 0.99%
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: AGM)	AAA/Aa3	955,000	989,924
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: AGM)	AAA/Aa3	4,040,000	4,187,743
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AAA/Aa3	1,600,000	1,792,480
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA/Aa2	2,000,000	2,265,880
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA-/Aa3	2,000,000	2,249,880
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA-/Aa3	1,900,000	2,172,992
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA-/Aa3	1,000,000	1,152,660
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA-/Aa3	3,000,000	3,464,100
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA-/Aa3	2,455,000	2,836,163
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re)(State Aid Withholding)	A+/Aa3	1,175,000	1,315,812
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: AGM)	AAA/NR	3,000,000	3,130,230
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,758,398
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,356,192
ARIZONA — 3.90%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,458,629
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,194,442
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	A+/NR	3,500,000	3,987,690
Arizona HFA, 5.00% due 7/1/2018 (Catholic Healthcare West)	A/A2	1,470,000	1,602,873
Arizona HFA, 5.00% due 7/1/2019 (Catholic Healthcare West)	A/A2	1,365,000	1,489,106
Arizona HFA, 5.00% due 7/1/2020 (Catholic Healthcare West)	A/A2	1,290,000	1,387,356
Arizona Lottery Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AAA/Aa3	8,370,000	9,663,835
Arizona Lottery Revenue, 5.00% due 7/1/2020 (Insured: AGM)	AAA/Aa3	8,000,000	9,197,840

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona Transportation Board Highway Revenue, 5.25% due 7/1/2015	AAA/Aaa	$3,860,000	$4,206,937
Chandler Street & Highway User Revenue, 3.00% due 7/1/2013	AA/Aa2	1,905,000	2,016,728
Chandler Street & Highway User Revenue, 3.00% due 7/1/2014	AA/Aa2	2,790,000	2,985,384
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,108,660
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,474,964
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,605,413
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A1	2,200,000	2,390,498
Maricopa County IDA Health Facilities Revenue, 4.125% due 7/1/2015 (Catholic Healthcare West) A/A2		1,000,000	1,070,970
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2016 (Catholic Healthcare West)	A/A2	2,475,000	2,479,405
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Healthcare West)	A/A2	7,500,000	8,192,700
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Service Co.)	BBB-/Baa2	10,000,000	10,394,700
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,407,200
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AAA/NR	3,135,000	3,588,917
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	13,074,292
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	1,600,000	1,737,936
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	2,600,000	2,818,504
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB-/Baa2	5,600,000	6,056,400
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A2	3,500,000	3,656,695
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	625,000	634,338
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa2	2,500,000	2,865,325
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa2	3,000,000	3,447,180
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa2	3,285,000	3,773,052
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa2	2,000,000	2,300,000
Pima County Sewer Revenue, 4.50% due 7/1/2017 (Insured: AGM)	AAA/NR	5,000,000	5,617,650
Pima County Sewer Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AAA/NR	5,000,000	5,772,900
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	12,039,783
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	AA/Aa1	1,205,000	1,208,916
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	BBB/NR	1,000,000	1,002,490
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,295,740
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,413,610
ARKANSAS — 0.03%
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	A/NR	1,075,000	1,103,584
CALIFORNIA — 8.34%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,000,000	1,158,290
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AAA/Aa3	1,560,000	1,677,733
Calexico USD COP, 5.75% due 9/1/2013	BBB+/NR	1,685,000	1,769,553
California Educational Facilities, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,632,718
California GO, 0.24% due 5/1/2034 put 10/1/2010 (Kindergarten; LOC: Citibank/California State Teachers Retirement) (daily demand notes)	A+/Aa3	4,400,000	4,400,000
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West)	A/A2	3,500,000	3,843,070
California HFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic Healthcare West)	A/A2	2,000,000	2,196,040
California Infrastructure & Economic Development Bank, 0.22% due 10/1/2023 put 10/1/2010 (J. Paul Getty Trust) (daily demand notes)	AAA/Aaa	10,615,000	10,615,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/A2	1,000,000	1,003,620
California State Department of Water Resources Power Supply, 3.70% due 5/1/2011 (Insured: Natl-Re)	AA-/Aa3	3,500,000	3,567,690
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	AA-/Aa3	2,600,000	2,800,798

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	AA-/Aa3	$2,550,000	$2,786,309
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,805,750
California State Department of Water Resources Power Supply, 0.25% due 5/1/2022 put 10/1/2010 (Insured: Bank of New York) (daily demand notes)	AA/Aa2	100,000	100,000
California State Department of Water Resources Power Supply, 0.27% due 5/1/2022 put 10/1/2010 (Insured: AGM) (daily demand notes)	AAA/Aa3	38,705,000	38,705,000
California State Economic Recovery, 5.00% due 7/1/2020	A+/Aa3	4,000,000	4,682,160
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/Aa3	12,000,000	12,285,960
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,736,240
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,513,900
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,531,540
California State Public Works Board, 5.00% due 11/1/2017 (California State University Trustees)	BBB+/Aa3	3,000,000	3,327,420
California State Public Works Board, 5.00% due 11/1/2018 (California State University Trustees)	BBB+/Aa3	2,700,000	2,954,151
California Statewide Communities Development Authority, 5.00% due 6/15/2013	A-/A1	7,000,000	7,669,830
California Statewide Communities Development Authority, 5.00% due 5/15/2017 (Irvine LLC- UCI East Campus)	NR/Baa2	2,200,000	2,427,744
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Guaranty: Kaiser Permanente)	A+/NR	25,000,000	28,158,250
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools)	NR/NR	2,000,000	2,090,620
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	1,000,000	1,068,860
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	687,030
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,500,000	1,717,560
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,286,766
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,356,610
Desert Sands USD COP, 5.25% due 3/1/2016	A+/A1	1,500,000	1,668,570
East Bay Water Systems Revenue, 0.30% due 6/1/2038 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa1	2,215,000	2,215,000
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AAA/Aaa	2,000,000	2,256,260
Inland Valley Development Agency, 5.25% due 4/1/2013	A/NR	2,000,000	2,119,140
Inland Valley Development Agency, 5.50% due 4/1/2014	A/NR	2,000,000	2,150,380
Irvine Ranch Water District GO, 0.30% due 7/1/2035 put 10/1/2010 (LOC: Landesbank Baden) (daily demand notes)	A-/Aa2	2,550,000	2,550,000
Irvine Ranch Water District GO, 0.25% due 10/1/2041 put 10/1/2010 (LOC: Bank of America) (daily demand notes)	A+/Aa3	9,000,000	9,000,000
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AAA/NR	5,000,000	5,670,400
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AAA/NR	3,000,000	3,389,070
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AAA/NR	3,000,000	3,386,910
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,082,600
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2018	A+/A1	2,000,000	2,299,060
Los Angeles Department of Water & Power, 0.26% due 7/1/2035 put 10/1/2010 (Insured: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	11,500,000	11,500,000
Los Angeles USD COP, 5.00% due 10/1/2017 (Insured: AMBAC)	A+/A1	2,445,000	2,714,292
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: AGM)	AAA/Aa2	4,000,000	4,656,840
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AAA/Aa3	1,435,000	1,647,208
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AAA/Aa3	2,260,000	2,600,718
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	4,041,900
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	3,000,000	3,263,040
Northern California Power Agency Revenue, 5.00% due 7/1/2017	A/A2	1,000,000	1,164,550
Northern California Power Agency Revenue, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,020,826

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Northern California Power Agency Revenue, 5.00% due 7/1/2019	A/A2	$1,000,000	$1,169,270
Northern California Power Agency Revenue, 5.00% due 7/1/2020	A/A2	1,325,000	1,510,089
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,449,865
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	1,255,000	1,317,210
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	5,150,000	5,308,826
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	3,955,000	4,414,769
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	866,820
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	4,870,000	5,449,140
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	5,000,000	5,363,200
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	8,675,000	9,212,503
San Diego County Regional Transportation, 0.26% due 4/1/2038 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa1	14,705,000	14,705,000
San Joaquin County Transportation Authority, 5.00% due 4/1/2011	SP-1+/NR	3,000,000	3,069,390
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa2	7,600,000	5,315,820
San Jose Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Insured: Natl-Re)	A/A2	1,850,000	1,930,771
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	3,900,000	4,199,988
San Mateo USD GO, 2.00% due 2/28/2011	SP-1+/NR	5,000,000	5,029,850
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2011 (Multiple Facilities)	AA/Aa2	2,000,000	2,044,900
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2014 (Multiple Facilities)	AA/Aa2	4,245,000	4,638,299
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2017 (Multiple Facilities)	AA/Aa2	1,000,000	1,102,470
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,760,705
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	2,000,000	2,130,140
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	2,000,000	2,282,680
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A1	2,000,000	2,287,260
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	3,490,000	3,173,771
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,745,553
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	1,635,000	1,905,331
COLORADO — 2.10%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	A/NR	1,530,000	1,687,605
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	A/NR	1,565,000	1,735,507
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	A/NR	1,705,000	1,699,271
Broomfield Water Activity Enterprise, 5.30% due 12/1/2014 (Insured: Natl-Re)	NR/Aa3	1,620,000	1,646,374
Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary)	AA-/Aa2	1,205,000	1,264,864
Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary)	AA-/Aa2	1,285,000	1,400,933
Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,306,900
Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,314,960
Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary)	AA-/Aa2	1,500,000	1,735,005
Colorado Educational & Cultural Facilities, 6.00% due 6/1/2011 (National Conference of State)	A/A3	370,000	375,620
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,395,004
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,652,428
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,823,396
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,006,925
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,103,290
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	3,095,430
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,637,803
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AAA/NR	1,185,000	1,338,908
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AAA/NR	2,225,000	2,526,821
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,172,270

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health)	AA/Aa2	$3,500,000	$3,777,515
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health)	AA/Aa2	5,000,000	5,547,650
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	3,000,000	3,391,320
Denver City & County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,515,000	1,752,188
Denver City & County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,157,120
Denver City & County COP, 5.00% due 5/1/2013 (Insured: Natl-Re)	AA+/Aa1	3,890,000	4,273,321
Denver City & County COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	AA+/Aa1	4,000,000	4,518,360
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,695,985
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,596,700
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,238,680
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	A/Baa1	1,910,000	1,646,477
[a] Mesa County Residual Revenue, 0% due 12/1/2011 (ETM)	NR/Aaa	1,250,000	1,241,213
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/NR	1,000,000	1,150,650
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AAA/NR	1,035,000	1,197,619
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AAA/NR	1,525,000	1,769,640
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AAA/NR	1,200,000	1,434,888
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AAA/NR	1,000,000	1,203,160
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	2,270,000	2,274,245
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AAA/NR	930,000	1,074,736
CONNECTICUT — 0.58%
Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012 (United Illuminating Co.)	NR/Baa2	1,000,000	1,041,980
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health)	AA/Aa1	1,930,000	1,994,076
Connecticut Health & Educational Facilities, 0.22% due 7/1/2036 put 10/1/2010 (Yale University) (daily demand notes)	AAA/Aaa	20,000,000	20,000,000
DELAWARE — 0.03%
Delaware EDA, 6.375% due 5/1/2027 pre-refunded 5/1/2012 (Peninsula United Methodist Homes)	NR/NR	1,000,000	1,098,180
DISTRICT OF COLUMBIA — 1.20%
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,313,410
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	5,950,000	6,206,147
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A/Aa3	2,875,000	3,239,004
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A/Aa3	4,625,000	5,271,714
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/Aa3	5,000,000	5,462,100
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/Aa2	5,000,000	6,163,200
District of Columbia Revenue, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,101,850
District of Columbia Revenue, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	579,435
District of Columbia Revenue, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,630,000	1,802,177
District of Columbia Revenue, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,395,557
District of Columbia Revenue, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	943,025
District of Columbia Revenue, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,250,000	1,465,537
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: AGM)	AAA/Aa3	1,990,000	1,971,413
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: AGM)	AAA/Aa3	1,580,000	1,536,471
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	2,000,000	1,782,640
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	4,000,000	3,237,400
Washington DC Convention Center Authority, 5.00% due 10/1/2010 (Insured: AMBAC)	A/A1	2,530,000	2,530,304

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
FLORIDA — 8.88%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	$4,000,000	$4,501,600
Broward County Educational Facilities Authority, 6.25% due 4/1/2013 (Nova Southeastern; Insured: Radian)	BBB/Baa2	1,705,000	1,744,812
Broward County Port Facilities, 5.00% due 9/1/2013	A-/A2	2,000,000	2,181,200
Broward County Port Facilities, 5.00% due 9/1/2017	A-/A2	2,820,000	3,158,203
Broward County Port Facilities, 5.50% due 9/1/2018	A-/A2	3,500,000	4,019,540
Broward County Port Facilities, 5.50% due 9/1/2019	A-/A2	2,800,000	3,221,848
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AAA/Aa3	7,630,000	8,723,303
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A+/Aa3	1,000,000	1,130,520
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	A/Baa1	1,820,000	1,847,864
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	A/Baa1	2,660,000	2,678,487
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	NR/Aaa	3,190,000	3,200,208
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA/Aa1	1,000,000	1,149,010
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2014 (Innovation Village)	A/A2	1,950,000	2,166,782
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2015 (Innovation Village)	A/A2	2,395,000	2,684,603
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2016 (Innovation Village)	A/A2	2,275,000	2,559,079
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AAA/Aa3	1,605,000	1,793,443
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AAA/Aa3	1,500,000	1,691,055
Florida Board of Education Lottery Revenue, 5.50% due 7/1/2015 (Insured: AMBAC)	AAA/A1	3,500,000	3,671,920
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AAA/Aa2	3,500,000	4,111,240
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,997,370
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,222,940
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	820,612
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	1,006,360
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,041,458
Florida State Department of Transportation GO, 5.375% due 7/1/2017	AAA/Aa1	4,675,000	5,069,757
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,550,230
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	5,422,804
Gainesville Utilities Systems Revenue, 6.50% due 10/1/2013	AA/Aa2	4,800,000	5,568,960
Gainesville Utilities Systems Revenue, 0.38% due 10/1/2026 put 10/1/2010 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	7,500,000	7,500,000
Gainesville Utilities Systems Revenue, 0.40% due 10/1/2026 put 10/1/2010 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	29,650,000	29,650,000
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health)	AA-/Aa3	1,000,000	1,132,540
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health/Sunbelt Group)	AA-/Aa3	1,000,000	1,132,630
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,200,000	3,627,456
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/Aa3	1,000,000	1,098,810
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health/Sunbelt Group)	AA-/Aa3	3,000,000	3,409,050
Highlands County HFA, 3.95% due 11/15/2032 put 9/1/2012 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,500,000	2,635,100
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,495,450
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB/Baa1	6,410,000	6,783,895
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	BBB/Baa1	4,000,000	4,180,240
Hillsborough County Investment Tax Revenue, 5.00% due 11/1/2016 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,156,870
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,180,060
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,170,380
Hollywood Water & Sewer Revenue, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,442,415
JEA, 5.25% due 10/1/2012 (St. John’s River Park Systems)	AA-/Aa2	5,500,000	5,752,010

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
JEA, 5.00% due 10/1/2014 (Electric Systems)	A+/Aa3	$7,165,000	$8,056,254
JEA St. Johns River Power Park, 5.00% due 10/1/2017	AA-/Aa2	8,000,000	8,312,160
JEA Water & Sewer Systems Revenue, 3.50% due 10/1/2013	AA-/Aa2	5,565,000	5,954,995
JEA Water & Sewer Systems Revenue, 5.00% due 10/1/2018	AA-/Aa2	1,500,000	1,749,165
Kissimmee Utilities Authority Electrical Systems Revenue, 5.25% due 10/1/2016 (Insured: AGM)	NR/Aa3	1,700,000	1,987,164
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,094,460
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC; GO of University)	A-/A3	3,000,000	3,353,880
[a] Miami Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: Assured Guaranty)	AAA/Aa3	6,530,000	7,455,628
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	4,540,000	5,383,123
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: AGM)	AAA/Aa3	3,845,000	3,289,744
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: AGM)	AAA/Aa3	3,535,000	2,872,895
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: AGM)	AAA/Aa3	2,435,000	1,867,280
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: AGM)	AAA/Aa3	5,385,000	3,891,578
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: AGM)	AAA/Aa3	2,170,000	1,479,115
Miami Dade County School Board COP, 3.00% due 2/1/2011 (Insured: Assured Guaranty)	AAA/Aa3	3,000,000	3,020,760
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,098,460
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,118,380
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,015,000	4,501,176
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,120,200
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: Natl-Re)	A/A1	1,010,000	1,032,139
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AAA/Aa3	5,000,000	5,800,800
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	NR/Baa3	1,115,000	1,149,141
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	1,245,000	1,394,985
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	2,040,000	2,278,700
Miami GO, 5.00% due 1/1/2019 (Homeland Defense/Neighborhood Capital Improvements)	BBB+/A3	1,870,000	2,086,490
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A/A2	1,970,000	2,265,165
North Miami Educational Facilities Revenue, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,618,419
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	3,046,875
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,161,764
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	3,000,000	3,270,510
Orlando & Orange County Expressway Authority, 6.50% due 7/1/2011 (Insured: Natl-Re/FGIC)	A/A1	3,550,000	3,695,302
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A1	5,845,000	6,431,195
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	3,114,330
Palm Beach County School Board COP, 5.375% due 8/1/2017 (Insured: AMBAC)	AA-/Aa3	7,000,000	7,281,750
Palm Beach County School Board COP, 5.00% due 8/1/2025 put 8/1/2011 (Insured: Natl-Re/FGIC)	AA-/NR	25,040,000	25,898,371
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	570,000	569,259
Polk County Transportation Improvement Revenue, 5.00% due 12/1/2025 put 12/1/2010 (Insured: AGM)	NR/Aa3	1,550,000	1,559,827
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: AGM)	AAA/Aa3	9,990,000	10,318,571
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,087,300
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA-/Aa3	1,560,000	1,761,817
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA-/Aa3	4,610,000	5,221,609
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,755,000	2,949,007
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa3	2,855,000	3,225,037
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa3	1,215,000	1,372,294
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	A/Baa1	1,500,000	1,589,580
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	A/NR	1,640,000	1,788,928

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
GEORGIA — 2.81%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AAA/Aa3	$3,850,000	$4,282,586
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,432,930
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2015 (Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,623,680
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2016 (Insured: AGM)	AAA/Aa3	3,215,000	3,675,452
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,560,863
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2017 (Insured: AGM)	AAA/Aa3	4,745,000	5,402,799
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	A/A1	5,650,000	6,844,919
Burke County PCR, 4.75% due 1/1/2039 put 4/1/2011 (Oglethorpe Power; Insured: Natl-Re)	A/A3	10,000,000	10,188,100
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,663,360
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,585,116
Fulton County Facilities COP, 5.90% due 11/1/2019 pre-refunded 11/1/2010 (Insured: AGM/ AMBAC)	AAA/Aa3	16,865,000	17,113,590
Gainesville Water & Sewer Revenue, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,200,000	1,271,496
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation Inc.)	A+/Aa2	2,500,000	2,779,975
Main Street Natural Gas Inc., 5.00% due 3/15/2013 (Georgia Gas)	A/A2	1,500,000	1,587,975
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A+/Aa3	3,000,000	3,225,930
Main Street Natural Gas Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,590,000	3,854,691
Main Street Natural Gas Inc., 5.00% due 3/15/2015 (Georgia Gas)	A/A2	2,000,000	2,146,200
Main Street Natural Gas Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A2	5,000,000	5,250,500
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: Natl-Re)	A/A3	1,000,000	1,070,360
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A/A3	5,000,000	5,090,850
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	3,000,000	3,526,200
GUAM — 0.35%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	A-/NR	1,000,000	1,000,000
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	BBB-/NR	5,610,000	6,144,072
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	BBB-/NR	2,000,000	2,198,580
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	BBB-/NR	3,000,000	3,356,910
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	BBB-/NR	1,000,000	1,113,080
HAWAII — 0.18%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	A/Baa1	890,000	925,342
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: Natl-Re)	A/Baa1	5,850,000	6,079,905
IDAHO — 0.25%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,632,653
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,399,433
University of Idaho, 1.00% due 4/1/2041 put 4/1/2021	A+/Aa3	6,250,000	6,904,375
ILLINOIS — 8.73%
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,264,155
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	2,000,000	1,575,700
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,399,728
Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	A/Aa2	1,700,000	1,883,600
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	AA-/Aa2	4,100,000	4,812,785

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/Aa2	$1,000,000	$1,154,100
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC) (ETM)	AA-/Aa3	775,000	830,382
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	AA-/Aa3	225,000	238,815
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	AA-/Aa3	2,435,000	2,566,855
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	AA-/Aa3	2,670,000	2,269,260
Chicago GO, 0% due 1/1/2018 (Capital Appreciation; Insured: Natl-Re)	AA-/Aa3	3,000,000	3,317,160
Chicago GO, 5.40% due 1/1/2018 (Insured: AGM)	AAA/Aa3	3,000,000	3,010,230
Chicago GO, 0.32% due 1/1/2040 put 10/7/2010 (Insured: AGM/SPA: Dexia ) (weekly demand notes)	AAA/Aa3	64,900,000	64,900,000
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AAA/Aa3	8,460,000	9,638,393
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AAA/Aa3	2,000,000	2,300,400
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A/A2	1,180,000	1,287,722
Cicero Illinois GO, 5.25% due 1/1/2019 (Insured: Syncora)	NR/NR	6,140,000	6,304,061
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: AGM)	NR/Aa2	2,000,000	1,998,580
Cook County Community Consolidated School District GO, 0% due 12/1/2011 (Insured: AGM) (ETM)	NR/Aa3	2,370,000	2,354,453
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,391,775
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: Assured Guaranty)	AAA/NR	3,180,000	3,475,867
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: Assured Guaranty)	AAA/NR	6,875,000	7,746,887
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,772,698
Cook County GO, 3.25% due 11/15/2011	AA/Aa2	1,250,000	1,287,513
Cook County GO, 5.00% due 11/15/2012	AA/Aa2	6,000,000	6,504,360
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re)	AA/Aa2	3,995,000	4,514,550
De Kalb County USD GO, 0% due 1/1/2021 (Capital Appreciation)	AA-/Aa2	6,140,000	3,956,923
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: Natl-Re)	NR/Baa1	3,860,000	3,884,897
Illinois DFA, 6.00% due 11/15/2011 (Adventist Health; Insured: Natl-Re)	NR/Baa1	1,000,000	1,015,500
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,282,399
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,265,800
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/A1	3,500,000	3,856,720
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,473,493
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,287,426
Illinois Finance Authority, 4.00% due 2/15/2013 (Alexian Brothers Health Systems)	NR/A3	1,500,000	1,543,410
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A3	3,000,000	3,193,890
Illinois Finance Authority, 5.00% due 11/1/2014 (Central Dupage Health)	AA/NR	5,000,000	5,590,450
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,225,630
Illinois Finance Authority, 5.00% due 11/1/2015 (Central Dupage Health)	AA/NR	5,000,000	5,609,400
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,404,600
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A/A3	1,000,000	1,103,680
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,168,910
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,000,000	1,112,600
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health Care)	AA/Aa2	2,000,000	2,049,200
[b] Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas, Light, & Coke Co.)	A-/A1	9,500,000	9,478,435
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural UTI)	A/NR	17,150,000	17,437,948
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	NR/Baa3	3,895,000	4,023,808
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: Natl-Re)	A/A2	3,000,000	3,008,160
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	NR/A2	2,470,000	2,474,866
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,588,095
Illinois HFA, 6.125% due 11/15/2022 pre-refunded 11/15/2010 (Advocate Network Health Care)	AAA/Aa2	1,000,000	1,007,300

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Sales Tax, 5.00% due 6/15/2011	AAA/A1	$6,050,000	$6,233,012
Illinois Sales Tax, 3.50% due 6/15/2012	AAA/A1	6,055,000	6,302,105
Illinois Sales Tax, 3.50% due 6/15/2013	AAA/A1	6,455,000	6,841,590
Illinois Sales Tax, 3.50% due 6/15/2014	AAA/A1	6,455,000	6,904,913
Illinois Sales Tax, 5.125% due 6/15/2015 pre-refunded 6/15/2013	AAA/A1	5,000,000	5,599,950
Illinois Sales Tax, 5.00% due 6/15/2016	AAA/NR	3,500,000	4,009,355
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/A1	3,000,000	3,086,130
Illinois Sales Tax, 5.50% due 6/15/2016 pre-refunded 6/15/2011	AAA/A1	4,000,000	4,146,520
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AAA/Aa3	17,190,000	19,611,727
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AAA/Aa3	5,000,000	5,843,400
Kane County Forest Preservation District GO, 4.00% due 12/15/2015 (Insured: AMBAC)	AA/NR	2,295,000	2,367,453
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA/NR	2,780,000	3,259,884
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: Natl-Re/FGIC)	AA+/Aa2	3,000,000	2,634,030
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: Natl-Re/FGIC)	NR/NR	3,235,000	3,140,894
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: Natl-Re/FGIC)	A/NR	2,200,000	2,139,192
McLean & Woodford Counties United School District GO, 6.25% due 12/1/2014 (Insured: AGM)	NR/Aa2	1,005,000	1,067,531
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	A/Baa1	1,190,000	1,201,055
[a] Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick Place; Insured: Natl-Re)	AAA/A2	1,045,000	988,998
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: Natl-Re/FGIC)	A/A2	11,295,000	9,342,772
Peoria, Tazewell, Etc. Counties Community College District GO, 4.25% due 12/1/2015	AA+/Aa2	2,360,000	2,636,734
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,062,560
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,000,000	1,056,200
Regional Transportation Authority, 6.25% due 7/1/2014 (Insured: Natl-Re; GO of Authority)	AA/Aa3	3,500,000	4,099,480
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AAA/NR	2,210,000	2,522,582
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB/Baa2	1,700,000	1,786,275
Springfield Electric Revenue, 5.50% due 3/1/2013 pre-refunded 3/1/2011 (Insured: Natl-Re)	AA-/NR	2,000,000	2,063,700
INDIANA — 4.44%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,409,524
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	NR/NR	565,000	565,073
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,132,070
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,692,262
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,733,697
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,110,460
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC)(State Aid Withholding)	A/NR	2,500,000	2,892,300
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: Natl-Re/FGIC)	A+/Aa3	1,000,000	1,055,030
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	A/NR	850,000	845,427
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	A/NR	950,000	934,344
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM; State Aid Withholding)	AAA/Aa3	1,000,000	1,106,480
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM)(State Aid Withholding)	AAA/NR	3,430,000	3,774,921
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM)(State Aid Withholding)	AAA/Aa3	1,250,000	1,376,387
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,404,727
Central High School Building Corp., 5.00% due 2/1/2011 (First Mortgage; Insured: AMBAC) (State Aid Withholding)	AA+/NR	1,970,000	2,000,732
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,089,110

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	$1,295,000	$1,490,895
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,158,810
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,116,360
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,126,740
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2013	NR/Aa3	1,715,000	1,844,946
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2014	NR/Aa3	1,745,000	1,904,982
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2015	NR/Aa3	1,780,000	1,950,097
Franklin Township Independent School Building Corp., 5.00% due 7/5/2018 (Insured: Natl-Re/ FGIC)(State Aid Withholding)	A/NR	3,900,000	4,006,977
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC)(State Aid Withholding)	AA+/NR	1,000,000	1,125,830
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/Aa3	1,545,000	1,684,653
Indiana Bond Bank, 5.00% due 10/15/2017	NR/Aa3	5,000,000	5,345,600
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,649,685
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,374,682
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,089,360
Indiana Finance Authority, 0.31% due 2/1/2035 put 10/1/2010 (Lease Appropriation; SPA: JP Morgan Chase Bank) (daily demand notes)	AA+/Aa2	26,100,000	26,100,000
Indiana Health Facilities, 5.00% due 11/1/2014 (Sisters of St. Francis)	NR/Aa3	1,000,000	1,123,530
Indiana Health Facilities, 5.50% due 11/15/2016 (Ascension Health Credit Group)	AA/Aa1	1,385,000	1,509,705
Indiana Health Facilities, 5.00% due 11/1/2018 (Sisters of St. Francis)	NR/Aa3	1,250,000	1,422,512
Indiana Health Facilities, 5.75% due 11/1/2021 pre-refunded 11/1/2011 (Sisters of St. Francis)	NR/Aa3	3,545,000	3,782,090
Indiana Health Facilities, 3.625% due 11/15/2036 put 8/1/2011 (Ascension Health)	AA/Aa1	3,955,000	4,059,135
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,805,050
Indiana State Finance Authority Revenue, 5.00% due 7/1/2011 (Wabash Correctional Facilities)	AA+/Aa1	1,390,000	1,434,619
Indiana State Finance Authority Revenue, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	BBB/A3	11,650,000	12,795,078
Indiana State Finance Authority Revenue, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,186,509
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,193,460
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/Aa1	2,150,000	2,565,939
Indiana State Finance Authority Revenue, 5.00% due 11/1/2018	AA+/Aa2	2,750,000	3,189,312
Indiana State Finance Authority Revenue, 0.30% due 2/1/2037 put 10/1/2010 (Lease Appropriation; Insured: JP Morgan Chase Bank) (daily demand notes)	AA+/Aa3	10,000,000	10,000,000
Indiana State Finance Authority Revenue, 0.30% due 2/1/2037 put 10/1/2010 (Insured: JP Morgan Chase Bank) (daily demand notes)	AA+/Aa3	300,000	300,000
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014	AA/NR	1,270,000	1,377,315
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	AA-/A1	1,000,000	1,136,570
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	AA-/A1	1,000,000	1,146,640
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,178,959
Indianapolis Multi-School Building Corp., 5.50% due 7/15/2015 (First Mortgage; Insured: Natl-Re)	AA/Baa1	1,690,000	1,978,246
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,083,830
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,652,835
Knox Middle School Building Corp. First Mortgage, 0% due 1/15/2020 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	A/NR	1,295,000	850,776
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,373,940
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,455,862
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	1,055,000	1,167,980

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	$1,135,000	$1,284,457
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A+/Baa1	1,140,000	1,305,710
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,903,522
Perry Township Multi School Building Corp., 5.00% due 7/10/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,417,550
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,632,055
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,123,310
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,605,571
South Bend Community School Building Corp., 4.00% due 1/15/2013 (State Aid Withholding)	AA+/NR	1,545,000	1,649,813
South Bend Community School Building Corp., 4.00% due 1/15/2013	AA+/NR	1,400,000	1,494,976
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,079,590
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,091,235
Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,047,680
Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,047,040
Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,081,920
Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,143,180
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC)(State Aid Withholding)	AA+/NR	2,895,000	3,318,828
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	AA+/NR	1,095,000	1,124,280
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa1	1,335,000	1,511,327
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: Natl-Re/ FGIC)(State Aid Withholding)	AA+/NR	2,080,000	2,167,797
IOWA — 0.47%
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,270,000	2,274,109
Dubuque Community School District, 2.75% due 7/1/2011	NR/NR	450,000	453,681
Dubuque Community School District, 2.75% due 1/1/2012	NR/NR	1,500,000	1,517,745
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	AA/Aa2	1,160,000	1,167,099
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,777,975
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,590,490
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,817,200
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,713,630
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,825,616
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,135,253
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,611,240
KANSAS — 0.77%
Burlington Environmental Improvement, 5.00% due 12/1/2023 put 4/1/2011 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	2,800,000	2,850,764
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	5,000,000	5,385,250
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: Natl-Re/FGIC)	NR/Baa2	12,500,000	13,501,000
Johnson County USD GO, 4.50% due 10/1/2014	AA/Aaa	5,750,000	5,962,463
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	3,034,017

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
KENTUCKY — 0.51%
Jefferson County School District, 5.25% due 1/1/2016 (Insured: AGM)	AAA/Aa2	$2,145,000	$2,521,319
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: Natl-Re) (ETM)	A/NR	3,775,000	3,775,491
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	4,055,000	4,055,405
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	2,100,000	1,203,783
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	5,000,000	5,652,200
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: Assured Guaranty)	AAA/Aa3	2,955,000	3,245,536
LOUISIANA — 2.81%
East Baton Rouge Sewer, 4.00% due 2/1/2013	AA-/Aa2	1,000,000	1,068,390
East Baton Rouge Sewer, 5.00% due 2/1/2014	AA-/Aa2	1,000,000	1,120,920
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: AGM)	AAA/Aa2	3,000,000	3,406,080
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,204,148
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: AGM)	AAA/Aa3	2,000,000	2,354,720
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/Baa2	10,265,000	11,213,281
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	NR/Ba3	370,000	369,985
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	A+/A3	1,500,000	1,617,510
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	A+/A3	1,500,000	1,636,485
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,101,940
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,109,040
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,403,669
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,107,230
[a] Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC)	A/NR	22,000,000	24,809,400
Louisiana Public Facilities Authority Hospital Revenue, 5.75% due 7/1/2015 (Franciscan Missionaries; Insured: AGM)	AAA/Aa3	1,325,000	1,511,679
[a] Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2012 (Department of Public Safety; Insured: AGM)	AAA/Aa3	1,250,000	1,331,713
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AAA/Aa3	2,500,000	2,736,175
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,073,090
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,970,909
[b] Louisiana Public Facilities Authority Revenue, 2.875% due 11/1/2015 (Entergy Gulf States)	BBB+/A3	2,500,000	2,497,150
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,074,360
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,108,350
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,059,440
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 put 12/1/2011 (Cleco Power LLC)	BBB/Baa2	9,000,000	9,453,060
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA-/Aa2	4,000,000	4,590,200
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Insured: Radian)	NR/NR	1,505,000	1,710,749
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,579,976
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AAA/Aa3	4,500,000	5,191,875
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AAA/Aa3	4,800,000	5,548,992
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AAA/Aa3	3,840,000	4,436,467
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,087,028

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	$1,115,000	$1,187,587
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: Natl-Re/FGIC)	A-/NR	1,250,000	1,332,387
[b] Regional Transportation Authority, 5.00% due 12/1/2017 (Sales Tax; Insured: AGM)	AAA/Aa3	755,000	865,464
[b] Regional Transportation Authority, 5.00% due 12/1/2019 (Sales Tax; Insured: AGM)	AAA/Aa3	1,000,000	1,143,640
[b] Regional Transportation Authority, 5.00% due 12/1/2021 (Sales Tax; Insured: AGM)	AAA/Aa3	1,000,000	1,124,180
[b] Regional Transportation Authority, 5.00% due 12/1/2022 (Sales Tax; Insured: AGM)	AAA/Aa3	1,110,000	1,233,809
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,588,367
MAINE — 0.09%
Maine Finance Authority Solid Waste Disposal, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,509,832
MASSACHUSETTS — 2.77%
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	A/Baa1	1,025,000	1,061,736
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	3,225,000	3,245,672
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	A/Baa1	1,080,000	1,115,338
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Semass Partnership; Insured: Natl-Re)	A/Baa1	3,970,000	4,000,807
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,945,803
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	7,500,000	8,442,825
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,556,075
Massachusetts GO, 0.32% due 3/1/2026 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa1	15,100,000	15,100,000
Massachusetts GO, 0.34% due 3/1/2026 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA/Aa1	21,030,000	21,030,000
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: AGM)	AAA/NR	2,345,000	2,433,078
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: Natl-Re/FGIC) (ETM)	NR/NR	3,415,000	3,677,170
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AAA/NR	2,330,000	2,484,572
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AAA/NR	3,215,000	3,505,540
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	BBB+/Baa1	2,750,000	2,949,787
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Baa1	2,625,000	2,829,278
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa1	4,290,000	4,561,514
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AAA/NR	1,750,000	1,868,440
Massachusetts Health & Educational Facilities Authority, 0.22% due 8/15/2034 put 10/1/2010 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa2	4,800,000	4,800,000
Massachusetts Health & Educational Facilities Authority, 0.31% due 12/1/2037 put 10/1/2010 (Museum of Fine Arts; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	1,800,000	1,996,560
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: Natl-Re)	A/Aa3	13,160,000	13,216,193
MICHIGAN — 4.94%
Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	AA-/Aa3	3,200,000	3,544,928
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2013 (Insured: AGM)	AAA/Aa3	1,590,000	1,720,650
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A/A1	2,000,000	2,160,080
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2015 (Insured: AGM)	AAA/Aa3	3,500,000	3,977,715

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	A/Aa3	$375,000	$417,469
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2017 (Insured: AGM)	AAA/Aa3	550,000	634,546
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A/Aa3	3,900,000	4,236,219
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A/Aa3	3,415,000	3,669,383
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A/Aa3	3,305,000	3,551,189
Detroit Water, 5.40% due 7/1/2011 (Insured: Natl-Re)	A/Aa3	1,000,000	1,024,440
Detroit Water Supply Systems, 6.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa3	3,280,000	3,764,325
Detroit Water Supply Systems, 5.00% due 7/1/2016 (Insured: AGM)	AAA/Aa3	2,750,000	3,026,293
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	4,845,000	4,979,933
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,535,000	2,564,533
Grand Haven Electric Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	A/Baa1	3,890,000	4,276,044
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	A/NR	1,480,000	1,339,666
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2015 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,735,000	1,838,840
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2016 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,850,000	1,951,029
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.50% due 5/15/2017 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,830,000	1,968,915
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,520,000	1,679,934
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AAA/Aa3	2,500,000	2,763,050
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2020 (Bronson Hospital; Insured: AGM)	NR/NR	1,735,000	1,912,924
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2021 (Bronson Hospital; Insured: AGM)	NR/NR	2,350,000	2,571,088
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,569,093
Kentwood Public Schools GO, 5.00% due 5/1/2015 (Insured: Natl-Re)	AA-/Aa2	4,050,000	4,390,969
Lansing Steam & Electric Utility Systems, 5.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa2	2,000,000	2,119,880
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: AGM)	AAA/Aa3	745,000	747,183
Michigan Housing Development Authority Rental Housing Revenue, 5.00% due 4/1/2016 (GO of Authority)	AA/NR	4,685,000	4,891,562
Michigan State Building Authority, 5.25% due 10/1/2010 (State Police Communication Systems; Insured: Natl-Re)	A+/A1	2,000,000	2,000,240
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AAA/Aa3	4,300,000	4,796,048
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,839,640
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AAA/Aa3	1,305,000	1,442,860
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,727,880
Michigan State COP, 4.25% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	A/Baa1	5,500,000	5,516,390
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: Natl-Re)	A/Baa1	11,630,000	11,742,578
Michigan State HFA, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,557,094
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,000,000	1,089,880
Michigan State HFA, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,701,039
Michigan State HFA, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,500,000	3,889,165
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,830,000
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,318,198
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,295,230
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA/Aa1	3,000,000	3,450,960
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,060,120
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,379,100
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,105,520
Michigan State Hospital Finance Authority, 6.00% due 12/1/2020 (Trinity Health)	AA/Aa2	1,175,000	1,191,967

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan State Strategic Fund, 4.75% due 8/1/2011 (NSF International)	A-/NR	$2,240,000	$2,282,874
Michigan State Strategic Fund, 4.75% due 8/1/2012 (NSF International)	A-/NR	2,345,000	2,429,186
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: AGM)	AAA/Aa3	2,000,000	2,312,600
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BBB-/NR	910,000	905,960
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	A-/NR	2,500,000	2,749,725
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	A-/NR	2,500,000	2,833,950
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	BBB/Baa1	4,850,000	4,941,762
Michigan Strategic Fund Solidwaste Disposal Revenue, 2.80% due 12/1/2013 (Waste Management Inc.)	BBB/NR	2,850,000	2,863,794
Rockford Public Schools GO, 4.80% due 5/1/2017 (Insured: Q-SBLF)	AA-/Aa2	1,130,000	1,169,200
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,397,975
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,129,020
Royal Oak Hospital Finance Authority Hospital Revenue, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,343,248
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2011	AA/NR	1,000,000	1,005,840
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2012	AA/NR	655,000	672,174
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	AA/NR	1,000,000	1,065,960
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	AA/NR	1,000,000	1,084,370
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	AA/NR	1,870,000	2,121,272
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	AA/NR	1,670,000	1,915,891
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	AA/NR	1,500,000	1,730,790
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	AA/NR	1,500,000	1,735,425
Wyandotte School District GO, 4.00% due 5/1/2011 (Insured: Q-SBLF)	AAA/Aa3	2,810,000	2,860,411
MINNESOTA — 1.16%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,105,495
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (HealthPartners Obligated Group)	BBB+/A3	1,000,000	1,057,580
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (HealthPartners Obligated Group)	BBB+/A3	2,200,000	2,364,032
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	9,236,649
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: Assured Guaranty)	AAA/NR	3,460,000	3,716,109
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: Assured Guaranty)	AAA/NR	1,335,000	1,493,505
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: Assured Guaranty)	AAA/NR	2,500,000	2,807,200
St. Cloud Health Care Revenue, 5.00% due 5/1/2012 (Centracare Health Systems)	NR/A2	1,000,000	1,055,020
St. Cloud Health Care Revenue, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A2	1,000,000	1,079,170
St. Cloud Health Care Revenue, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A2	1,000,000	1,109,960
St. Cloud Health Care Revenue, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A2	1,250,000	1,391,738
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	2,920,000	3,281,438
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	1,000,000	1,123,780
St. Cloud Health Care Revenue, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A2	3,105,000	3,441,209
St. Cloud Health Care Revenue, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A2	3,495,000	3,867,951
St. Cloud Health Care Revenue, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A2	3,200,000	3,527,648
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.00% due 2/1/2018 (Gillette Children’s Specialty)	A-/NR	1,255,000	1,356,404
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 2/1/2020 (Gillette Children’s Specialty)	A-/NR	2,010,000	2,176,127

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 5/15/2021 (HealthPartners Obligated Group)	BBB+/A3	$1,070,000	$1,111,323
MISSISSIPPI — 0.99%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: Natl-Re/FGIC)	NR/NR	1,020,000	1,071,296
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,548,572
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,625,809
Mississippi Business Finance Corp., 0.25% due 12/1/2030 put 10/1/2010 (Chevron USA Inc; Guaranty Agreement: Chevron Corp.) (daily demand notes)	AA/Aa1	19,850,000	19,850,000
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,465,000	1,577,482
Mississippi Development Bank Special Obligation, 5.00% due 1/1/2011 (Insured: AGM/FGIC; Guaranty: Madison County)	AAA/Aa3	5,000,000	5,058,300
Mississippi Development Bank Special Obligation, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,653,914
MISSOURI — 0.73%
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	2,500,000	2,538,300
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	NR/Aa2	800,000	822,616
Missouri Housing Development Commission, 2.00% due 1/1/2012	AA/NR	3,000,000	3,051,960
Missouri Regional Convention & Sports Complex, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,984,392
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	AA-/NR	1,000,000	1,029,800
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,096,020
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,089,270
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,076,070
Missouri State Health & Educational Facilities Authority, 0.27% due 2/15/2034 put 10/1/2010 (Washington University; Insured: Wells Fargo Bank N.A.) (daily demand notes)	AAA/Aaa	14,210,000	14,210,000
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,209,280
NEBRASKA — 0.23%
Madison County Hospital Authority, 5.50% due 7/1/2012 pre-refunded 1/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/NR	1,625,000	1,722,939
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	AA/Aa1	5,000,000	5,450,250
University of Nebraska Facilities Corp., 2.00% due 7/15/2011	AA/Aa1	2,100,000	2,128,497
NEVADA — 1.76%
Clark County GO, 5.00% due 11/1/2014	AA+/Aaa	4,000,000	4,551,960
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aaa	1,185,000	1,368,118
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,820,000	1,942,668
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA/Aa1	1,000,000	1,104,700
Clark County School District GO, 5.50% due 6/15/2015 (Insured: AGM)	AAA/Aa1	5,085,000	5,690,573
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,532,698
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,468,840
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/Aa2	1,530,000	1,665,068
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/Aa2	2,555,000	2,836,561
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/Aa2	6,000,000	6,330,060

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa2	$4,000,000	$4,506,160
Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa2	4,300,000	4,841,413
Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa2	4,000,000	4,482,240
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa1	1,825,000	2,288,295
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa1	2,095,000	2,659,100
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: AGM)	AAA/Aa3	1,535,000	1,542,690
Las Vegas Special Local Improvement District 707, 5.375% due 6/1/2013 (Insured: AGM)	AAA/Aa3	1,060,000	1,064,791
Las Vegas Valley Water District GO, 0.33% due 6/1/2036 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa1	5,160,000	5,160,000
Las Vegas Water District GO, 5.00% due 6/1/2017	AA+/Aa1	1,050,000	1,221,654
Las Vegas Water District GO, 5.00% due 6/1/2019	AA+/Aa1	1,000,000	1,168,600
Las Vegas Water District GO, 0.33% due 6/1/2036 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA+/Aa1	1,135,000	1,135,000
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,000,000	1,105,620
[a] Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,100,000	1,227,072
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AAA/Aa3	1,000,000	1,119,910
NEW HAMPSHIRE — 0.29%
New Hampshire Health & Educational Facilities, 4.50% due 8/1/2014 (Dartmouth-Hitchcock)	A+/NR	1,835,000	1,982,938
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	A-/NR	1,260,000	1,350,607
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	A-/NR	1,000,000	1,070,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/Aa3	2,985,000	3,526,718
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	3,130,000	3,721,632
NEW JERSEY — 1.39%
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	A/Baa1	1,000,000	1,112,480
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	A/Baa1	710,000	817,764
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	A/Baa1	1,500,000	1,737,660
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	1,017,030
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,024,250
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	AA-/Aa3	10,000,000	11,545,300
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2011 (Insured: Natl-Re/FGIC)	BBB/Baa3	5,000,000	5,065,800
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: Natl-Re/FGIC)	BBB/Baa3	7,375,000	7,593,668
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,661,865
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,309,810
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,588,250
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/Aa3	6,000,000	6,551,040
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/Aa3	7,650,000	8,407,197
NEW MEXICO — 0.66%
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	1,820,000	2,000,781
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/Baa1	2,400,000	2,609,304
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,865,221
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,698,788
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018	AAA/Aaa	5,000,000	5,810,000
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021	AAA/Aaa	3,000,000	3,438,810
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	AAA/Aa1	4,865,000	5,027,053
Santa Fe Gross Receipts Tax, 5.00% due 6/1/2011	AA+/Aa3	1,750,000	1,801,152

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEW YORK — 6.44%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AAA/Aa3	$1,535,000	$1,752,801
Erie County Individual Development Agency, 5.00% due 5/1/2011 (Buffalo School District; Insured: AGM)	AAA/Aa3	8,750,000	8,985,025
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,450,270
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	8,795,000	10,240,458
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,512,546
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,870,100
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	3,910,000	3,951,681
Nassau County Industrial Development Agency, 5.25% due 3/1/2018 (NY Institute of Technology)	BBB+/Baa2	1,260,000	1,397,214
Nassau County Industrial Development Agency, 5.25% due 3/1/2020 (NY Institute of Technology)	BBB+/Baa2	1,480,000	1,632,884
New York City GO, 3.00% due 8/1/2011	AA/Aa2	17,400,000	17,789,412
New York City GO, 0.30% due 11/1/2026 put 10/1/2010 (Insured: AGM/SPA: Dexia ) (daily demand notes)	AAA/Aa2	19,760,000	19,760,000
New York City GO, 0.31% due 8/1/2028 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa2	17,560,000	17,560,000
New York City Health & Hospital Corp. GO of Corp., 5.00% due 2/15/2013	A+/Aa3	2,755,000	2,981,323
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,215,000	2,272,479
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,330,000	2,471,967
New York City Municipal Water Finance Authority, 0.31% due 6/15/2033 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AAA/Aa2	10,000,000	10,000,000
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017	AAA/Aa1	5,000,000	5,397,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	AAA/Aaa	5,000,000	5,456,450
New York City Transitional Finance Authority, 5.00% due 11/1/2014	AAA/Aaa	2,000,000	2,313,420
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	AA-/Aa3	4,865,000	5,620,097
New York City Transitional Finance Authority, 0.27% due 8/1/2031 put 10/1/2010 (SPA: Landsbank Hessen) (daily demand notes)	AAA/Aaa	2,600,000	2,600,000
New York Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	3,585,000	4,168,638
New York Liberty Development Corp., 0.50% due 12/1/2049 put 1/18/2011 (World Trade Center)	A-1+/Aaa	25,000,000	25,001,750
New York State Dormitory Authority, 5.50% due 7/1/2012 (Winthrop South Nassau University)	NR/Baa1	1,820,000	1,925,232
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/Aa1	1,395,000	1,399,924
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University)	NR/Baa1	1,500,000	1,617,270
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	3,650,000	4,068,107
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/Aa1	3,105,000	3,115,712
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services)	AA-/NR	2,640,000	2,788,210
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/Aa1	1,010,000	1,013,414
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	4,825,000	5,357,825
New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,304,290
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	AA-/NR	5,000,000	5,902,300
New York State Dormitory Authority, 5.50% due 7/1/2017 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,654,975
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re; State Aid Withholding)	A+/A2	1,570,000	1,687,624
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	AA-/NR	5,000,000	5,954,300
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	AA-/Aa3	4,000,000	4,275,160
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: Syncora)	AA-/Aa3	1,000,000	1,071,290
Port Authority 148th, 5.00% due 8/15/2017 (Insured: AGM; GO of Authority)	AAA/Aa2	4,725,000	5,661,022
Rockland County GO, 1.50% due 3/9/2011	NR/Mig1	17,500,000	17,549,700
Suffolk County Industrial Development Agency Civic Facilities GO, 5.25% due 3/1/2019 (NY Institute of Technology)	BBB+/Baa2	1,400,000	1,483,692
Tobacco Settlement Financing Corp. Asset Backed, 5.00% due 6/1/2011	AA-/NR	1,695,000	1,745,036
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: Syncora)	AA-/Aa3	715,000	717,503

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	AA-/Aa3	$1,145,000	$1,149,008
Tobacco Settlement Financing Corp. Asset Backed, 5.50% due 6/1/2015	AA-/Aa3	3,000,000	3,011,100
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,945,564
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,497,700
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,678,760
NORTH CAROLINA — 1.53%
Buncombe County COP, 5.00% due 4/1/2019 (Insured: Natl-Re)	AA/Aa2	2,225,000	2,511,135
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,904,956
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,296,880
Mecklenburg County COP, 5.00% due 2/1/2011	AA+/Aa1	1,000,000	1,015,570
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	A-/Baa1	3,000,000	3,034,620
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	A-/Baa1	650,000	683,209
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	A-/Baa1	1,100,000	1,158,762
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,147,692
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re)	A/Baa1	2,990,000	3,193,051
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,938,476
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	9,070,500
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,700,000	6,960,612
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AAA/Aa3	3,000,000	3,434,790
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	AA+/Aa1	2,400,000	2,632,488
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242)	AAA/Aa3	1,000,000	1,087,200
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric) (ETM)	NR/NR	800,000	883,960
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	NR/A2	1,705,000	1,874,255
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,000,000	3,495,480
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	AA+/Aa1	5,000,000	5,540,550
University of North Carolina Systems Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	1,030,000	1,086,743
Wake County GO, 5.00% due 3/1/2011	AAA/Aaa	4,000,000	4,079,240
NORTH DAKOTA — 0.07%
Ward County Health Care Facilities, 5.00% due 7/1/2011 (Trinity Obligated Group)	BBB+/NR	1,000,000	1,019,020
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	BBB+/NR	1,560,000	1,632,088
OHIO — 3.01%
Akron COP, 5.00% due 12/1/2013 (Insured: AGM)	AAA/NR	3,000,000	3,375,420
Akron COP, 5.00% due 12/1/2014 (Insured: AGM)	AAA/NR	2,000,000	2,304,180
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,245,400
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,302,800
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric)	A/A2	5,500,000	6,331,160
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric)	A/A2	5,015,000	5,783,198
Cleveland Cuyahoga County Cultural Facilities Revenue, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,329,820
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,151,120
Hudson City GO, 6.35% due 12/1/2011 pre-refunded 12/1/2010 (Library Improvement)	NR/Aaa	960,000	989,001
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	AA/Aa2	1,530,000	1,544,673
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,792,800
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	AAA/Aa2	2,500,000	2,588,375
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa1	5,000,000	5,584,250

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa2	$2,500,000	$2,826,350
[b] Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa2	7,200,000	7,182,504
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/A3	4,800,000	5,025,936
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,334,666
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,189,460
Ohio State GO, 4.00% due 10/1/2014 put 6/1/2014	AA-/Aa3	2,075,000	2,300,117
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,774,802
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa1	5,000,000	5,590,050
[b] Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa2	24,400,000	24,340,708
University Akron Ohio General Receipts, 5.00% due 1/1/2018 (Insured: AGM)	AAA/Aa3	3,415,000	3,936,368
OKLAHOMA — 2.81%
Cleveland County ISD, 3.00% due 3/1/2012	NR/Aa2	4,040,000	4,171,462
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,000,000	5,320,400
Cleveland County Public Facilities Authority, 4.00% due 6/1/2014 (Norman Public Schools)	A+/NR	5,000,000	5,390,300
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	BBB-/NR	1,000,000	1,019,400
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,445,431
Oklahoma County Finance Authority Educational Facilities, 3.50% due 3/1/2012 (Putnam City Public Schools)	A/NR	3,825,000	3,931,373
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,725,151
[a] Oklahoma County Finance Authority Educational Facilities, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,605,143
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2014 (Putnam City Public Schools)	A/NR	3,380,000	3,618,053
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,352,440
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,556,461
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,367,743
Oklahoma County ISD, 3.00% due 1/1/2012	A+/NR	3,880,000	3,995,546
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	4,080,868
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	3,880,000	4,127,699
Oklahoma County ISD, 3.00% due 1/1/2015	A+/NR	3,735,000	3,998,430
Oklahoma DFA, 5.75% due 6/1/2011 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	NR/Aa3	740,000	754,245
Oklahoma DFA Health Facilities, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	4,955,431
Oklahoma DFA Health Systems, 5.25% due 12/1/2011 (Duncan Regional Hospital)	A/NR	1,215,000	1,268,606
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A/NR	1,330,000	1,428,487
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	4,085,720
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	AAA/Aa3	4,005,000	4,487,643
Oklahoma State Capital Improvement Authority, 0.32% due 7/1/2032 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA/A1	10,900,000	10,900,000
Oklahoma State Capital Improvement Authority, 0.32% due 7/1/2033 put 10/1/2010 (daily demand notes)	AA/A1	14,600,000	14,600,000
Oklahoma State Capital Improvement Authority, 0.32% due 7/1/2034 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA/A1	10,200,000	10,200,000
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,287,220

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	$1,075,000	$1,201,603
OREGON — 0.32%
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,000,000	6,659,040
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A+/A2	2,000,000	2,121,260
Oregon Facilities Authority Revenue, 5.00% due 3/15/2015 (Legacy Health)	A+/A2	1,635,000	1,808,310
Oregon Facilities Authority Revenue, 5.00% due 3/15/2016 (Legacy Health)	A+/A2	1,000,000	1,103,280
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,145,910
PENNSYLVANIA — 4.39%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,129,530
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,441,425
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,548,812
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,042,970
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	A+/Aa3	3,000,000	3,428,580
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (UPMC Health Systems)	A+/Aa3	5,915,000	6,793,969
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	A+/Aa3	3,000,000	3,423,360
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,450,000	1,464,370
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,167,512
Commonwealth of Pennsylvania, 5.00% due 2/15/2011	AA/Aa1	5,000,000	5,088,450
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,123,960
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,116,420
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,108,450
Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/Baa2	12,500,000	12,608,250
Pennsylvania EDA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	7,870,823
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Generation)	NR/A3	2,550,000	2,688,771
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 (Philadelphia University)	BBB/Baa2	2,000,000	2,123,620
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (UPMC Health Systems)	A+/Aa3	5,600,000	6,408,752
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (UPMC Health Systems)	A+/Aa3	5,100,000	5,832,411
Pennsylvania Turnpike Commission Revenue, 0.79% due 12/1/2011	A+/Aa3	2,500,000	2,491,200
Pennsylvania Turnpike Commission Revenue, 0.89% due 12/1/2012	A+/Aa3	2,500,000	2,483,550
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	915,000	936,493
Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AAA/Aa3	7,280,000	8,248,458
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AAA/Aa3	3,000,000	3,371,370
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,825,000	2,011,442
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AAA/Aa3	3,315,000	3,671,263
Philadelphia Hospital & Higher Educational Facilities, 0.29% due 2/15/2021 put 10/1/2010 (Children’s Hospital; SPA: Bank of America) (daily demand notes)	AA/Aa2	11,200,000	11,200,000
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A-/A1	1,500,000	1,707,420
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A-/A1	1,020,000	1,163,483
Philadelphia School District GO, 5.00% due 9/1/2012 (State Aid Withholding)	A+/Aa2	5,000,000	5,342,900
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa2	5,000,000	5,487,450
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa2	2,270,000	2,498,725
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	15,000,000	16,890,600

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2013 (Insured: AGM)	AAA/Aa3	$7,020,000	$7,751,624
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2017 (Insured: AGM)	AAA/Aa3	5,570,000	6,468,552
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	A/A1	3,415,000	3,632,638
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,405,000	1,516,037
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,750,000	1,826,808
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AAA/Aa3	3,000,000	3,436,320
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AAA/Aa3	3,240,000	3,621,996
Pittsburgh School District GO, 3.00% due 9/1/2011 (Insured: AGM)	AAA/Aa3	1,425,000	1,457,006
Pittsburgh School District GO, 3.00% due 9/1/2012 (Insured: AGM)	AAA/Aa3	1,670,000	1,740,040
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AAA/Aa3	2,100,000	2,219,301
Pittsburgh Water & Sewer Authority Revenue, 2.625% due 9/1/2035 put 9/1/2012 (Insured: AGM)	AAA/NR	2,000,000	2,020,880
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,400,000	1,450,330
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,080,210
RHODE ISLAND — 0.34%
East Greenwich GO, 1.50% due 2/16/2011	SP-1+/NR	8,750,000	8,786,225
Providence GO, 5.50% due 1/15/2012 (Insured: Natl-Re/FGIC)	A/A1	1,880,000	1,991,202
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured Natl-Re)	AA-/Aa3	1,000,000	1,132,860
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,686,100
SOUTH CAROLINA — 1.40%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,708,939
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	AA/Aa2	1,000,000	1,105,730
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner Tomorrow)	AA/Aa2	3,500,000	4,159,260
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: AGM)	AAA/Aa3	2,000,000	2,194,880
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/Aa3	1,000,000	1,144,920
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AAA/Aa3	1,000,000	1,153,440
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,205,000	4,021,634
South Carolina Jobs Economic Development, 5.00% due 8/15/2014 (Insured: AGM; Care Alliance Health Services)	AAA/Aa3	4,000,000	4,461,520
South Carolina Jobs Economic Development, 5.00% due 8/15/2015 (Insured: AGM; Care Alliance Health Services)	AAA/Aa3	3,000,000	3,371,880
York County PCR, 0.75% due 9/15/2024 put 3/1/2011 (North Carolina Electric)	A/A2	11,000,000	10,998,900
York County PCR, 0.75% due 9/15/2024 put 3/1/2011 (North Carolina Electric)	A/A2	14,400,000	14,398,560
SOUTH DAKOTA — 0.09%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: Natl-Re)	A/A1	1,100,000	1,140,524
South Dakota State Health & Educational Facilities Authority, 6.00% due 11/1/2014 (Sioux Valley Hospital & Health Systems)	AA-/A1	1,015,000	1,069,698
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	AA-/A1	1,310,000	1,466,336
TENNESSEE — 1.02%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/A2	2,600,000	2,765,698
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/A2	3,500,000	3,700,480
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/A2	6,000,000	6,090,300
Knox County Health, Educational, & Housing Facilities, 0.35% due 1/1/2046 put 10/1/2010 (Covenant Health; Insured: Assured Guaranty, SPA: Suntrust Bank) (daily demand notes)	AAA/Aa3	1,400,000	1,400,000
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	BB+/Ba3	3,000,000	3,176,220

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A/Baa1	$5,000,000	$5,238,350
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	BB+/Ba3	11,000,000	11,644,270
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BB+/Ba3	5,000,000	5,276,950
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BB+/Ba3	1,190,000	1,248,393
TEXAS — 9.77%
Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,350,000	1,361,300
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,065,000	1,136,706
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA+/Aa2	1,500,000	1,773,915
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A+/A1	1,000,000	1,133,300
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	AA/Aa2	2,890,000	3,299,715
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	AA/Aa2	1,520,000	1,768,733
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	630,000	630,139
Bexar Metropolitan Water District Waterworks, 4.50% due 5/1/2021 (Insured: Natl-Re)	A/A1	1,200,000	1,230,756
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	A/Baa1	2,315,000	2,455,474
Bryan Electrical Systems, 4.00% due 7/1/2014	A+/A1	1,300,000	1,424,878
Bryan Electrical Systems, 4.00% due 7/1/2014	A+/A1	1,000,000	1,022,050
Bryan Electrical Systems, 4.00% due 7/1/2015	A+/A1	1,110,000	1,131,900
Bryan Electrical Systems, 5.00% due 7/1/2015	A+/A1	1,150,000	1,319,763
Bryan Electrical Systems, 5.00% due 7/1/2016	A+/A1	1,500,000	1,593,150
Bryan Electrical Systems, 5.00% due 7/1/2017	A+/A1	3,205,000	3,388,230
Bryan Electrical Systems, 5.00% due 7/1/2019	A+/A1	8,000,000	9,110,000
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	AAA/Aaa	1,700,000	1,733,269
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	AAA/NR	1,155,000	1,176,645
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	AAA/Aaa	1,465,000	1,733,637
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A/A2	1,025,000	1,095,295
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	3,906,630
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,841,836
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,277,404
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,387,525
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,095,799
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,204,108
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,332,774
Dallas Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,062,030
Dallas Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,310,243
Dallas Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,478,282
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,861,110
Denton GO, 2.00% due 2/15/2012	AA/Aa2	3,115,000	3,171,818
Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,538,033
Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,831,529
Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,954,357
Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,331,722
Denton GO, 5.00% due 2/15/2018	AA/Aa2	3,825,000	4,534,040
Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,750,374
Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,920,651
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	AAA/Aaa	4,945,000	4,936,742
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	1,245,000	1,231,255
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	AA/Aa1	1,390,000	1,415,465
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,664,513
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,593,173

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	$1,000,000	$1,168,500
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,622,730
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A1	1,275,000	1,400,345
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A1	1,500,000	1,680,510
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: Natl-Re)	A/Baa1	3,260,000	3,241,711
Houston Airport Systems Revenue, 5.00% due 7/1/2015	AA-/Aa3	2,600,000	2,976,142
Houston Airport Systems Revenue, 5.00% due 7/1/2017	AA-/Aa3	1,600,000	1,854,608
Houston Airport Systems Revenue, 5.00% due 7/1/2018	AA-/Aa3	1,000,000	1,158,360
Houston Airport Systems Revenue, 5.00% due 7/1/2019	AA-/Aa3	2,750,000	3,145,175
Houston Higher Education Finance Corp., 0.22% due 5/15/2048 put 10/1/2010 (Rice University) (daily demand notes)	AAA/Aaa	19,505,000	19,505,000
Houston ISD, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aaa	2,000,000	2,271,460
Houston ISD, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aaa	2,450,000	2,842,784
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa2	6,190,000	5,818,662
Houston Utilities System Revenue, 5.00% due 11/15/2013 (Insured: AGM)	AAA/Aa2	3,000,000	3,385,590
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,793,874
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	841,010
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	AAA/Aaa	1,250,000	1,229,588
Kerrville Health Facilities Development Corp. Hospital Revenue, 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,069,000
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA-/Aa2	2,000,000	2,274,340
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A+/A1	1,660,000	1,752,943
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A+/A1	1,745,000	1,893,011
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A+/A1	1,835,000	2,037,786
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A+/A1	1,930,000	2,168,934
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	AAA/Aa1	2,210,000	2,218,685
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	A-/A3	740,000	747,962
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	8,611,010
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	AA-/Aa2	5,000,000	5,007,750
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PFS)	AAA/Aaa	2,000,000	2,382,320
North Texas Tollway Authority, 5.50% due 1/1/2038 put 1/1/2011	A-/A2	19,500,000	19,728,150
North Texas Tollway Authority, 5.00% due 1/1/2043 put 1/1/2011	A-/A2	2,140,000	2,162,170
North Texas University Revenue, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,423,925
North Texas University Revenue, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,644,717
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	20,000,000	20,030,800
Northside ISD GO, 1.50% due 8/1/2040 put 8/1/2012 (Guaranty: PSF)	AAA/Aaa	4,000,000	4,027,680
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	A-/Baa1	7,780,000	7,800,461
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,397,020
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	BBB/Baa2	6,000,000	6,381,000
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	8,300,000	8,576,058
State of Texas, 2.00% due 8/31/2011 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	73,500,000	74,597,355
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,519,468
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	2,000,000	2,203,660
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist Health/Sunbelt Group)	NR/A1	730,000	742,468
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	954,820
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AAA/Aa3	10,000,000	11,783,000
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,485,769

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	$1,450,000	$1,667,152
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB+/NR	1,370,000	1,509,576
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB+/NR	1,580,000	1,712,357
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB+/NR	1,870,000	2,019,507
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB+/NR	1,945,000	2,092,664
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	A/NR	1,000,000	1,088,000
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,804,826
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	A/A2	2,835,000	3,237,145
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: AGM)	AAA/Aa3	2,435,000	2,656,122
U.S. VIRGIN ISLANDS — 0.32%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	BBB/Baa3	7,690,000	8,845,576
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,088,780
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,340,836
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,427,647
UTAH — 0.74%
Intermountain Power Agency Supply, 5.00% due 7/1/2012	A+/A1	15,000,000	16,095,600
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (Insured: Natl-Re) (ETM)	NR/NR	4,355,000	4,370,896
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A+/A1	5,000,000	5,534,450
Nebo School District GO, 2.50% due 7/1/2012	AAA/Aaa	1,510,000	1,563,167
Salt Lake County Hospital Revenue, 5.50% due 5/15/2015 (IHC Health Services Inc.; Insured: AMBAC)	AA+/Aa1	2,000,000	2,074,180
VIRGINIA — 0.22%
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	NR/NR	1,195,000	1,195,179
Louisa IDA PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	A-/NR	3,000,000	3,124,950
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,496,091
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	NR/Aaa	3,000,000	3,083,310
WASHINGTON — 2.54%
Energy Northwest Washington Electric, 5.50% due 7/1/2012 (Insured: Natl-Re; Bonneville Power Administration)	AA/Aaa	3,000,000	3,261,960
Energy Northwest Washington Electric, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A-/A3	2,575,000	2,923,320
Energy Northwest Washington Electric, 5.375% due 7/1/2014 (Columbia Generation; Insured: AGM)	AAA/Aaa	1,000,000	1,043,770
Energy Northwest Washington Electric, 6.00% due 7/1/2016 (Insured: AMBAC)	AA/Aaa	2,415,000	2,635,997
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Bonneville Power Administration)	AA/Aaa	5,470,000	6,528,281
[a] Energy Northwest Washington Electric, 5.00% due 7/1/2018 (Insured: Natl-Re)	AA/Aaa	8,000,000	9,588,320
King & Snohomish Counties School District GO, 5.60% due 12/1/2010 (Insured: Natl-Re/FGIC)	AA-/Aa1	3,160,000	3,185,375
King County Sewer, 5.50% due 1/1/2016 (Insured: AGM)	AAA/Aa2	7,205,000	7,611,218
Lewis County Public Utility District, 5.00% due 10/1/2011 (Cowlitz Falls Hydroelectric; Insured: Syncora)	AA/Aaa	2,000,000	2,089,400
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,902,200
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,175,730
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,373,140
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AAA/Aa3	5,015,000	5,641,775

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington State Convention and Trade Center, 5.00% due 7/1/2011 (Insured: Natl-Re)	AA/Aa2	$4,395,000	$4,409,240
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	AA+/Aa1	4,000,000	3,297,640
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	2,369,370
Washington State Health Care Facilities, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	BBB+/A3	1,245,000	1,351,709
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Insured: AGM)	AAA/Aa3	1,000,000	1,086,380
Washington State HFA, 5.00% due 8/15/2013 (Multicare Health Systems)	A+/A1	1,250,000	1,356,612
Washington State HFA, 5.00% due 8/15/2014 (Multicare Health Systems)	A+/A1	1,500,000	1,651,215
Washington State HFA, 5.625% due 10/1/2014 (Providence Health Systems; Insured: Natl-Re)	AA/Aa2	3,000,000	3,136,620
Washington State HFA, 5.00% due 8/15/2015 (Multicare Health Systems)	A+/A1	2,000,000	2,223,520
Washington State HFA, 5.00% due 8/15/2016 (Multicare Health Systems)	A+/A1	2,075,000	2,304,744
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	BBB+/NR	2,000,000	2,052,300
Washington State HFA, 5.00% due 8/15/2017 (Multicare Health Systems)	A+/A1	1,000,000	1,101,830
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: AGM 242)	A+/NR	8,095,000	9,182,725
Washington State HFA, 5.00% due 8/15/2018 (Multicare Health Systems)	A+/A1	2,000,000	2,187,560
Washington State HFA, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	BBB+/A3	1,050,000	1,123,636
Washington State HFA, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	BBB+/A3	1,000,000	1,042,770
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Insured: AGM)	AAA/Aaa	1,300,000	1,408,862
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re)	AA/Aaa	1,760,000	1,700,178
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re)	AA/Aaa	3,000,000	2,750,010
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,388,263
WEST VIRGINIA — 0.27%
Kanawha, Mercer, Nicholas Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	1,937,069
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	BBB+/NR	4,485,000	4,677,855
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,070,260
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,070,260
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,916,320
WISCONSIN — 0.39%
Hudson School District GO, 4.625% due 10/1/2014 (Insured: AGM)	AAA/Aa1	1,885,000	1,955,951
Wisconsin Clean Water Revenue, 5.00% due 6/1/2017 pre-refunded 6/1/2011	AA+/Aa1	2,455,000	2,531,817
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care Inc.)	NR/A3	1,295,000	1,391,996
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care Inc.)	NR/A3	4,500,000	4,949,550
Wisconsin Petroleum, 5.00% due 7/1/2015	AA/Aa2	4,000,000	4,635,840

TOTAL INVESTMENTS — 99.40% (Cost $3,805,833,294)			$3,961,809,323
OTHER ASSETS LESS LIABILITIES — 0.60%			23,776,591

NET ASSETS — 100.00%			$3,985,585,914

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District

38    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2010

Thornburg Limited Term Municipal Fund	September 30, 2010

ASSETS
Investments at value (cost $3,805,833,294) (Note 2)	$3,961,809,323
Cash	1,029,014
Receivable for investments sold	20,765,000
Receivable for fund shares sold	27,577,994
Interest receivable	42,067,861
Prepaid expenses and other assets	91,522

Total Assets	4,053,340,714

LIABILITIES
Payable for securities purchased	57,684,765
Payable for fund shares redeemed	6,280,778
Payable to investment advisor and other affiliates (Note 3)	1,742,040
Accounts payable and accrued expenses	359,800
Dividends payable	1,687,417

Total Liabilities	67,754,800

NET ASSETS	$3,985,585,914

NET ASSETS CONSIST OF:
Undistributed net investment income	$(1,180,592)
Net unrealized appreciation on investments	155,976,029
Accumulated net realized gain (loss)	(3,239,089)
Net capital paid in on shares of beneficial interest	3,834,029,566

$3,985,585,914

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($1,613,581,508 applicable to 113,065,947 shares of beneficial interest outstanding - Note 4)	$14.27
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.49

Class C Shares:
Net asset value and offering price per share * ($481,807,927 applicable to 33,698,992 shares of beneficial interest outstanding - Note 4)	$14.30

Class I Shares:
Net asset value, offering and redemption price per share ($1,890,196,479 applicable to 132,431,414 shares of beneficial interest outstanding - Note 4)	$14.27

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    39

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $23,831,881)	$102,005,850

EXPENSES:
Investment advisory fees (Note 3)	9,448,037
Administration fees (Note 3)
Class A Shares	1,664,612
Class C Shares	425,639
Class I Shares	652,353
Distribution and service fees (Note 3)
Class A Shares	3,329,225
Class C Shares	3,405,107
Transfer agent fees
Class A Shares	533,430
Class C Shares	177,097
Class I Shares	390,754
Registration and filing fees
Class A Shares	172,780
Class C Shares	76,986
Class I Shares	202,020
Custodian fees (Note 3)	406,535
Professional fees	88,375
Accounting fees	113,864
Trustee fees	74,140
Other expenses	255,548

Total Expenses	21,416,502
Less:
Distribution fees waived (Note 3)	(1,702,554)

Net Expenses	19,713,948

Net Investment Income	82,291,902

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	425,081
Net change in unrealized appreciation (depreciation) of investments	70,204,823

Net Realized and Unrealized Gain	70,629,904

Net Increase in Net Assets Resulting from Operations	$152,921,806

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$82,291,902	$54,062,992
Net realized gain (loss) on investments	425,081	424,567
Increase (Decrease) in unrealized appreciation (depreciation) of investments	70,204,823	94,999,972

Net Increase (Decrease) in Net Assets Resulting from Operations	152,921,806	149,487,531

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(35,403,295)	(27,978,683)
Class C Shares	(8,052,710)	(4,327,521)
Class I Shares	(38,835,897)	(21,756,788)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	542,169,927	286,098,982
Class C Shares	265,854,064	98,146,852
Class I Shares	993,524,455	391,133,787

Net Increase in Net Assets	1,872,178,350	870,804,160

NET ASSETS:
Beginning of Year	2,113,407,564	1,242,603,404

End of Year	$3,985,585,914	$2,113,407,564

Undistributed net investment income	$—	$40,807

See notes to financial statements.

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$3,961,809,323	$—	$3,961,809,323	$—

Total Investments in Securities	$3,961,809,323	$—	$3,961,809,323	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $34,474 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $55,520 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $1,702,554 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	53,604,766	$750,685,059	30,849,769	$417,998,677
Shares issued to shareholders in reinvestment of dividends	1,789,662	25,116,212	1,454,357	19,643,817
Shares repurchased	(16,674,431)	(233,631,344)	(11,307,850)	(151,543,512)

Net Increase (Decrease)	38,719,997	$542,169,927	20,996,276	$286,098,982

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	21,586,485	$303,022,953	8,903,827	$120,924,995
Shares issued to shareholders in reinvestment of dividends	376,882	5,304,297	206,648	2,800,254
Shares repurchased	(3,022,783)	(42,473,186)	(1,900,973)	(25,578,397)

Net Increase (Decrease)	18,940,584	$265,854,064	7,209,502	$98,146,852

Class I Shares
Shares sold	96,757,098	$1,360,539,987	43,056,660	$582,984,830
Shares issued to shareholders in reinvestment of dividends	2,281,105	32,036,218	1,340,862	18,142,630
Shares repurchased	(28,455,767)	(399,051,750)	(15,632,398)	(209,993,673)

Net Increase (Decrease)	70,582,436	$993,524,455	28,765,124	$391,133,787

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,865,361,662 and $345,732,860, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,805,841,565

Gross unrealized appreciation on a tax basis	$157,866,655
Gross unrealized depreciation on a tax basis	(1,898,897)

Net unrealized appreciation (depreciation) on investments (tax basis)	$155,967,758

At September 30, 2010, the Fund did not have any undistributed tax-exempt, ordinary net income or undistributed capital gains.

At September 30, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2014	$227,231
2015	2,811,143
2016	192,444

$3,230,818

The Fund utilized $1,654,829 of capital loss carryforwards during the year ended September 30, 2010.

Certified Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010

In order to account for permanent book/tax differences, the Fund decreased net investment income by $1,221,399, decreased accumulated net realized investment loss by $1,221,477, and decreased net capital paid in on shares of beneficial interest by $78. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted primarily from recharacterization of amortization income.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$82,067,857	$53,956,985
Ordinary income	224,045	106,007

Total Distributions	$82,291,902	$54,062,992

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class C shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25 of 1%.

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Certified Annual Report    47

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66	0.78	0.78	0.78	4.70	12.57	$1,613,582
2009(b)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50	0.86	0.86	0.86	9.67	12.18	$1,040,628
2008(b)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54	0.89	0.88	0.89	1.54	17.78	$705,238
2007(b)	$13.53	0.46	(0.04)	0.42	(0.46)	—	(0.46)	$13.49	3.43	0.90	0.90	0.90	3.18	21.35	$696,717
2006(b)	$13.59	0.44	(0.06)	0.38	(0.44)	—	(0.44)	$13.53	3.28	0.91	0.90	0.91	2.87	23.02	$833,189
Class C Shares
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36	1.05	1.05	1.55	4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21	1.13	1.13	1.63	9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26	1.17	1.16	1.67	1.26	17.78	$99,972
2007	$13.55	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$13.51	3.15	1.19	1.18	1.68	2.90	21.35	$86,564
2006	$13.62	0.41	(0.07)	0.34	(0.41)	—	(0.41)	$13.55	3.00	1.18	1.18	1.68	2.52	23.02	$105,436
Class I Shares
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98	0.44	0.44	0.44	5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81	0.53	0.53	0.53	10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88	0.55	0.55	0.55	1.88	17.78	$437,393
2007	$13.53	0.51	(0.04)	0.47	(0.51)	—	(0.51)	$13.49	3.78	0.57	0.57	0.57	3.53	21.35	$303,716
2006	$13.59	0.49	(0.06)	0.43	(0.49)	—	(0.49)	$13.53	3.62	0.57	0.57	0.57	3.22	23.02	$285,878

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

48 Certified Annual Report	Certified Annual Report 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

50    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,038.90	$3.96
Hypothetical*	$1,000.00	$1,021.18	$3.93
Class C Shares
Actual	$1,000.00	$1,037.50	$5.33
Hypothetical*	$1,000.00	$1,019.84	$5.28
Class I Shares
Actual	$1,000.00	$1,039.90	$2.26
Hypothetical*	$1,000.00	$1,022.85	$2.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.78%; C: 1.04%; I: 0.44%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    51

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (September 28, 1984 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	3.15%	4.04%	4.07%	5.55%
C Shares (Incep: 9/1/94)	3.98%	4.07%	3.92%	3.96%
I Shares (Incep: 7/5/96)	5.04%	4.70%	4.58%	4.62%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

52    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    53

TRUSTEES AND OFFICERS , CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

54    Certified Annual Report

TRUSTEES AND OFFICERS , CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    55

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Fund of $82,067,857 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the

56    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year had exceeded the average return for the mutual fund category for which calendar year returns were presented, that the Fund’s returns had been higher than the average returns for the category in all of the ten preceding calendar years, that the Fund’s investment returns had fallen within the top decile of the same category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell close to the top decile of a second fund category for the one-year period and within the top decile of the same category for the three-year and five-year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to average and median fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged by the Advisor to the Fund was slightly lower than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was lower than the median and average expense ratios for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor

Certified Annual Report    57

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2010 (Unaudited)

from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

58    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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60    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    63

Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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800.847.0200

Distributor:
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TH858

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps)

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

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Important Information ,

Continued

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report.

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00% . The total annual fund operating expense of Class A shares is 0.98%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from July 22, 1991 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	5.61%	5.32%	4.45%	4.74%	5.35%
With sales charge	3.52%	4.61%	4.03%	4.53%	5.23%

30-DAY YIELDS, A SHARES

As of September 30, 2010

Annualized Distribution Yield	SEC Yield
3.18%	2.21%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	379
Effective Duration	5.9 Yrs
Average Maturity	8.6 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

This page is not part of the Annual Report.    5

Thornburg Intermediate Municipal Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 11, 2010

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 24 cents to $13.64 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 49.2 cents per share. If you reinvested your dividends, you received 50.0 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager	The Class A shares of your Fund produced a total return of 5.61% at NAV over the fiscal year ended September 30, 2010, compared to the 6.75% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer effective duration than the Thornburg Intermediate Municipal Fund. Effective duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer effective durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer effective durations will also incur greater price depreciation (losses).

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

Christopher Ihlefeld Co-Portfolio Manager	The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and Industrial Loans and

Certified Annual Report    7

Letter to Shareholders,

Continued

Leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized businesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart 1 illustrates these changes for maturities from 1 to 30 years.

CHART 1: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2009 - 9/30/2010

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

8    Certified Annual Report

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09% .

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain: “The reports of my death have been greatly exaggerated.” The reported demise of state and local government finances are, in our opinion, overblown. We are not being a “Pollyanna;” there is a great deal of fiscal stress in the market and investors can find cases that illustrate fiscal mismanagement, like the State of Illinois. But the municipal market is not monolithic; it is made up of more than just state and local government general obligation bonds. The BofA Merrill Lynch Municipal Master Index is made up of 39% revenue bonds, 10% pre-refunded bonds, with the remainder being either general obligation bonds or insured bonds. The Rockefeller Institute of Government reported on August 30, 2010, “State tax revenues are slowly rebounding.” State revenue growth posted a second quarter of positive growth (off of a very low base), compared to the same quarter a year ago of 2.2% . This increase was led mostly by increases in sales tax revenues (approx. 6%), although personal income taxes were also positive (approx. 1.6%) . Budget gaps for fiscal year 2011 total $121 billion, or 19% of budgets in 46 states. Most of these gaps were filled with spending reductions, revenue increases, and increased aid from the federal government. Underfunded pension liabilities have been in the headlines. The Pew Center on the States reported in February 2010, “In aggregate, states’ systems were 84 percent funded – a relatively positive outcome, because most experts advise at least an 80 percent funding level.” There are some states that are worse off than others. Two states had less than 60 percent of the necessary assets on hand to meet their long-term pension obligations: Illinois and Kansas. Illinois was in the worst shape of any state, with a funding level of 54 percent and an unfunded liability of more than $54 billion.” On the brighter side, Florida, New York, Washington, and Wisconsin have fully funded pension systems.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the Intermediate Municipal Fund should plan to own the Fund for at

Certified Annual Report    9

Letter to Shareholders,

Continued

least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 379 municipal obligations from 45 states and territories. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart 2 describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

CHART 2: % OF PORTFOLIO MATURING

As of 9/30/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

The Fund’s adherence to the discipline of the laddered structure served investors well. As you can see from Chart 1 on page 8, yields in the shorter segment of the 1–15 year maturity range of the market decreased more than any other segment of the market. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance. Additionally, overweighting out-of-favor sectors, such as the revenue and insured sectors, along with underweights to securities in the general obligation sector, we added incremental performance. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure.

Thank you for investing in the Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10     Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ALABAMA — 1.45%
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	$2,000,000	$2,347,940
Alabama State Federal Highway Finance Authority, 5.00% due 3/1/2016 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,052,370
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2012	AAA/Aa2	1,120,000	1,193,136
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa2	1,310,000	1,457,467
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa2	2,185,000	2,599,276
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A+/A1	2,000,000	2,119,020
ALASKA — 0.40%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	A+/Aa3	2,470,000	2,718,704
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA/NR	270,000	283,743
ARIZONA — 3.93%
Arizona Health Facilities Authority, 5.00% due 1/1/2011 (Banner Health System)	A+/NR	1,000,000	1,011,030
Arizona Health Facilities Authority, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A2	1,450,000	1,585,198
City of Mesa Utility System Revenue, 5.00% due 7/1/2023 (Insured: AGM)	AAA/Aa2	5,000,000	5,696,800
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,640,000	5,013,613
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,160,480
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	NR/Baa3	2,600,000	2,614,846
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A/A3	2,000,000	2,036,260
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	500,000	499,380
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AAA/Aa3	7,280,000	8,390,200
Tucson GO, 9.75% due 7/1/2012 (ETM)	AA-/NR	400,000	464,312
Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	622,805
ARKANSAS — 0.17%
Springdale School District No. 050, 4.375% due 6/1/2021 (Insured: AMBAC)(State Aid Withholding)	NR/Aa3	1,225,000	1,226,176
CALIFORNIA — 10.51%
California Department of Water Resources, 0.27% due 5/1/2022 put 10/7/2010 (Insured: AGM) (weekly demand notes)	AAA/Aa3	810,000	810,000
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,271,080
California GO, 0.24% due 5/1/2034 put 10/7/2010 (Various Kindergarten; LOC: Citibank/California State Teachers Retirement) (weekly demand notes)	A+/Aa3	5,200,000	5,200,000
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A/A2	1,785,000	1,882,068
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	5,255,000	1,826,113
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City High School)	A-/NR	1,500,000	1,585,590
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A/A3	2,740,000	2,831,324

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/Aa3	$3,400,000	$3,481,022
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,347,180
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	1,050,000	1,151,682
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,289,603
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022	A-/NR	1,620,000	1,815,988
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024	A-/NR	1,300,000	1,447,849
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	3,995,040
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	900,000	1,049,364
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	A/Baa1	2,140,000	1,366,839
Lee Lake Water District Community Facilities, 5.75% due 9/1/2023	NR/NR	3,000,000	2,891,340
Los Angeles Department of Water & Power, 0.25% due 7/1/2034 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	1,200,000	1,200,000
Los Angeles Department of Water & Power, 0.26% due 7/1/2035 put 10/1/2010 (Insured: Wells Fargo Bank N.A.) (daily demand notes)	AA/Aa2	5,300,000	5,300,000
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AAA/Aa3	1,120,000	1,211,549
M-S-R Energy Authority, 6.125% due 11/1/2029	A/NR	2,500,000	2,742,450
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	A-/NR	1,500,000	1,601,265
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AAA/NR	1,095,000	643,816
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AAA/NR	1,100,000	567,842
Monterey County COP, 5.25% due 8/1/2021 (Refinancing Project; Insured: AGM)	AAA/Aa3	3,700,000	4,241,865
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	988,182
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A1	2,400,000	2,495,184
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A1	1,175,000	1,227,393
San Mateo USD GO, 0% due 9/1/2019 (Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	2,189,370
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,000,000	1,083,960
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A1	3,000,000	3,396,360
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A1	1,750,000	1,989,960
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	1,535,000	681,371
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	A/NR	2,010,000	2,085,817
COLORADO — 3.08%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	A/NR	1,000,000	1,104,610
Adams County Communication Center COP, 5.75% due 12/1/2016 (Adams County Communication Center)	NR/Baa1	1,265,000	1,309,870
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,375,000	1,448,384
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	BBB+/NR	1,380,000	1,397,650
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: Natl-Re/FGIC) (AMT)	A+/A1	5,000,000	5,219,400
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aa3	2,555,000	2,638,906
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	594,735
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,511,693
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,250,970
Northwest Parkway Public Highway Authority, 0% due 6/15/2014 (Insured: AGM) (ETM)	AAA/Aa3	1,005,000	1,102,937
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AAA/NR	1,120,000	1,307,656
Public Authority for Colorado Energy Gas Revenue, 6.125% due 11/15/2023	A/A2	2,000,000	2,212,480
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AAA/NR	1,370,000	1,699,828

12     Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CONNECTICUT — 0.18%
Connecticut Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	$1,350,000	$1,365,592
DISTRICT OF COLUMBIA — 2.19%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	AA/Aa2	1,000,000	1,165,220
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A/Aa3	2,000,000	2,221,680
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A/Aa3	3,900,000	4,217,148
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/Aa2	3,000,000	3,564,600
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	4,890,000	2,588,326
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	5,000,000	2,490,400
FLORIDA — 9.76%
Broward County Housing Finance Authority MFR, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	110,000	110,186
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: AGM)	AAA/Aa3	1,000,000	1,096,600
Collier County Housing Finance Authority MFR, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	NR/Aaa	1,000,000	1,043,430
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	A/Baa1	740,000	748,924
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,585,000	2,686,978
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AAA/Aa3	2,560,000	2,741,478
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	AAA/Aa1	535,000	600,270
Florida Housing Finance Corp., 4.80% due 1/1/2016 (Homeowner Mtg; Insured: FHA 542)	AA+/Aa1	210,000	216,071
Florida Housing Finance Corp., 4.55% due 7/1/2022 (Homeowner Mtg; Insured: GNMA/ FNMA/FHLMC)	AA+/Aa1	1,570,000	1,596,769
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A/Baa1	2,235,000	2,394,288
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,272,708
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,428,297
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/Aa3	1,000,000	1,076,520
Gainesville Utilities Systems Revenue, 0.40% due 10/1/2026 put 10/1/2010 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	10,800,000	10,800,000
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	946,295
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,189,628
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB/Baa1	1,000,000	1,058,330
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,000,000	1,115,050
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,114,390
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011 (St. Vincents Medical Center)	NR/NR	1,000,000	1,041,870
Lee County Solid Waste System, 5.625% due 10/1/2013 (Insured: Natl-Re)	NR/A3	2,400,000	2,486,688
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,000,000	1,109,240
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	1,042,860
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,504,326
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,331,368
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AAA/Aa3	2,600,000	2,917,330
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	A/A1	1,000,000	1,077,190
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	486,908
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/NR	1,000,000	1,005,240
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,887,277

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	NR/NR	$1,000,000	$1,017,290
Sarasota County Public Hospital Board, 3.269% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	2,000,000	1,827,440
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA-/Aa3	1,500,000	1,606,065
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,985,387
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: Natl-Re/FGIC)	AA+/Aa2	2,750,000	3,427,022
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	A/Aa3	1,050,000	1,158,581
[a] University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl- Re/FGIC)	A/NR	1,135,000	1,196,631
GEORGIA — 1.46%
Atlanta Water and Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	613,327
Atlanta Water and Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AAA/Aa3	5,000,000	5,619,150
Atlanta Airport Revenue, 6.00% due 1/1/2018 (Insured: Natl-Re/FGIC) (AMT)	A+/A1	1,000,000	1,011,920
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	3,040,000	3,573,216
HAWAII — 0.18%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	A/Baa1	1,270,000	1,320,432
IDAHO — 0.71%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	NR/Aa2	2,000,000	2,036,500
Madison County Hospital Revenue, 5.25% due 9/1/2030	BBB-/NR	1,000,000	941,110
Madison County Hospital Revenue, 5.25% due 9/1/2037	BBB-/NR	2,500,000	2,254,075
ILLINOIS — 7.29%
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,267,911
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A-/A2	3,050,000	3,105,876
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,550,000	1,590,656
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,340,000	1,080,790
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,285,617
Chicago Transit Authority, 5.00% due 12/1/2018	AA/Aa3	1,500,000	1,737,060
Cook County GO, 5.25% due 11/15/2024	AA/Aa2	3,000,000	3,405,870
[a] Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,358,100
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: Natl-Re)	NR/Baa1	2,860,000	2,902,929
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A/A3	1,000,000	1,104,390
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	NR/Baa1	1,000,000	1,028,070
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A/A3	1,000,000	1,071,300
Illinois Finance Authority, 5.00% due 11/1/2016 (Central Dupage Health)	AA/NR	2,000,000	2,255,340
Illinois Finance Authority, 5.00% due 11/1/2017 (Central Dupage Health)	AA/NR	2,000,000	2,253,580
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,074,710
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,000,000	5,944,350
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/NR	1,220,000	1,127,463
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: Natl-Re)	A/Baa1	1,370,000	1,402,565
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	A/NR	230,000	252,259
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	NR/Aaa	805,000	826,815
McHenry & Lake Counties School District GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	1,000,000	836,790
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: AGM)	AAA/Aa3	1,015,000	1,025,891
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,300,000	2,309,315
Sherman Mtg, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	AAA/NR	70,000	70,928

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Sherman Mtg, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	AAA/NR	$90,000	$91,102
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	A/A2	1,425,000	1,299,016
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxillary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,091,880
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AAA/NR	2,975,000	1,653,148
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,296,500
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,855,206
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	A/Aa2	1,590,000	1,494,298
Will County Community School District GO, 0% due 11/1/2011 (Insured: AGM)	AAA/Aa2	2,965,000	2,924,705
INDIANA — 5.59%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	908,917
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,402,723
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,775,812
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,694,925
Avon Community School Building Corp., 5.00% due 1/10/2012 (First Mortgage; Insured: AMBAC)	A/NR	1,330,000	1,395,928
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: Natl-Re/FGIC)	AA-/NR	1,000,000	1,041,890
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,473,908
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,302,040
Clay Multi School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding; First Mtg)	AA+/NR	1,290,000	1,374,830
Clay Multi School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding; First Mtg)	AA+/NR	1,735,000	2,033,143
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,539,427
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: Natl-Re)(State Aid Withholding)	A/Baa1	1,020,000	1,015,369
Hobart Building Corp First Mortgage, 6.50% due 7/15/2019 (Insured: Natl-Re)(State Aid Withholding)	AA+/NR	1,000,000	1,269,990
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,327,700
Indiana Bond Bank Gas Program Revenue, 5.25% due 10/15/2020	NR/Aa3	5,000,000	5,416,200
Indiana Finance Authority, 0.31% due 2/1/2035 put 10/1/2010 (Lease Appropriation; SPA: JP Morgan Chase Bank) (daily demand notes)	AA+/Aa2	1,200,000	1,200,000
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health Credit Group)	AA/Aa1	1,000,000	1,098,410
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AAA/A3	575,000	587,817
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,131,110
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,103,770
South Bend Community School Corp., 4.00% due 1/15/2012 (First Mtg)	AA+/NR	1,260,000	1,311,370
South Bend Community School Corp., 4.00% due 7/15/2012 (State Aid Withholding; First Mtg)	AA+/NR	1,510,000	1,595,073
South Bend Community School Corp., 4.00% due 7/15/2012 (First Mtg)	AA+/NR	1,490,000	1,573,947
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	A/NR	1,000,000	1,032,090
Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,034,629
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,685,000	1,783,539
IOWA — 0.94%
Coralville COP, 5.25% due 6/1/2022	NR/A1	2,980,000	3,193,666
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: AGM)	AAA/Aa3	435,000	459,734
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	AA/Aa2	1,250,000	1,269,600
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	AA/Aa2	2,000,000	2,024,820
KANSAS — 0.16%
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,169,658

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
KENTUCKY — 0.82%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	$2,665,000	$2,905,516
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	A/Baa1	3,130,000	1,486,281
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AAA/Aa3	1,500,000	1,665,540
LOUISIANA — 2.81%
East Baton Rouge Sewer Commission, 3.00% due 2/1/2012	AA-/Aa2	1,000,000	1,028,320
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,089,180
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	BBB-/Baa3	1,500,000	1,554,645
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,224,970
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AAA/Aa3	1,000,000	1,125,500
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AAA/Aa3	2,000,000	2,176,920
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,282,078
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,393,376
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,532,867
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,689,963
[b] Regional Transit Authority, 5.00% due 12/1/2023 (Sales Tax; Insured: AGM)	AAA/Aa3	1,000,000	1,104,210
[b] Regional Transit Authority, 5.00% due 12/1/2024 (Sales Tax; Insured AGM)	AAA/Aa3	1,000,000	1,098,620
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,437,735
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,096,980
MASSACHUSETTS — 0.36%
Massachusetts Health & Educational Facilities Authority, 0.22% due 7/1/2039 put 10/1/2010 (Wellesley College) (daily demand notes)	AA+/Aaa	2,095,000	2,095,000
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: Natl-Re) (AMT)	NR/Baa1	610,000	611,806
MICHIGAN — 6.07%
[b] City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,244,928
Detroit School District GO, 5.25% due 5/1/2027 (Insured: AGM/Q-SBLF)	AAA/Aa2	1,000,000	1,094,330
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A/Aa3	3,000,000	3,223,470
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Senior Lien; Insured: AGM)	AAA/Aa3	7,720,000	8,739,040
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: AGM)	AAA/Aa3	1,000,000	1,098,160
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Insured: FGIC; Borgess Medical Center) (ETM)	AAA/Aaa	650,000	766,915
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AAA/Aa3	1,500,000	1,640,970
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	AAA/Aa3	2,470,000	2,678,344
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl-Re) (ETM)	AA/Aa3	490,000	520,101
Michigan Higher Education Student Loan Authority, 3.95% due 3/1/2011 (Insured: AMBAC) (AMT)	AA/A1	750,000	742,110
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,010,255
Michigan Public Educational Facilities Authority, 8.50% due 9/1/2029 (Bradford Academy)	BBB-/NR	1,500,000	1,722,630
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,000,000	974,620
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AAA/Aa3	2,450,000	2,699,606
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	2,806,380
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Healthcare)	NR/Aa3	765,000	766,691
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A+/A1	2,140,000	2,203,173
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	3,000,000	3,040,980
Michigan State Housing Development Authority, 5.05% due 10/1/2015 (Insured: Natl-Re)	AA/Baa1	1,400,000	1,408,638
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AAA/Aa3	1,000,000	1,114,900
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,169,480

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	$2,540,000	$3,085,059
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP; Transcon Builders, Inc.)	NR/NR	270,000	269,660
MINNESOTA — 0.92%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	BBB+/A3	1,000,000	1,050,400
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AAA/NR	2,500,000	2,803,100
St. Cloud Health Care Revenue, 5.00% due 5/1/2014 (Centracare Health System)	NR/A2	835,000	915,786
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	BBB+/A3	1,965,000	2,052,659
MISSISSIPPI — 2.15%
Medical Center Educational Building Corp., 3.00% due 6/1/2011 (Univerisity of Mississippi Medical Center)	AA-/Aa2	1,750,000	1,775,707
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	1,240,000	1,352,022
Mississippi Business Finance Corp., 0.25% due 12/1/2030 put 10/1/2010 (Chevron USA Inc; Guaranty Agreement: Chevron Corp.) (daily demand notes)	AA/Aa1	1,300,000	1,300,000
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	2,025,926
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: AGM)	AAA/Aa3	2,500,000	2,651,075
Mississippi Development Bank Special Obligation, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,767,906
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: Syncora)	NR/Baa2	1,920,000	2,020,781
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: Syncora)	NR/Baa2	1,000,000	1,039,860
MISSOURI — 0.81%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor Project)	NR/NR	620,000	626,405
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A/NR	1,000,000	1,079,920
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A/NR	2,000,000	2,125,280
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A/NR	2,000,000	2,140,580
NEBRASKA — 0.28%
Adams County Hospital Authority, 5.00% due 12/15/2023 (Mary Lanning Memorial Hospital; Insured: Radian)	A-/NR	2,000,000	2,078,920
NEVADA — 0.50%
Clark County School District GO, 5.50% due 6/15/2016 (Insured: AGM)	AAA/Aa1	1,000,000	1,108,840
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: AGM)	AAA/Aa1	2,600,000	2,590,042
NEW HAMPSHIRE — 1.46%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Ba2	4,990,000	3,437,911
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 put 2/1/2012 (United Illuminating Co.) (AMT)	NR/Baa2	1,000,000	1,046,810
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,039,630
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	BBB/Baa1	1,000,000	1,010,920
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/A3	3,920,000	4,322,623

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
NEW JERSEY — 0.76%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	$140,000	$140,657
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	AA-/Aa3	2,000,000	2,374,160
New Jersey EDA, 0.27% due 9/1/2031 put 10/1/2010 (LOC: Bank of Nova Scotia/Lloyds TSB Bank plc) (daily demand notes)	A+/Aa3	3,100,000	3,100,000
NEW MEXICO — 1.29%
City of Las Cruces, 5.00% due 6/1/2030	NR/Aa3	4,040,000	4,456,565
Rio Rancho Public School District No 94, 3.00% due 8/1/2011 (State Aid Withholding)	NR/Aa1	1,580,000	1,614,428
Rio Rancho Public School District No 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,997,100
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,510,000	1,496,833
NEW YORK — 1.64%
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,534,120
New York City GO, 0.31% due 8/1/2028 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
New York City Transitional Finance Authority, 0.27% due 8/1/2031 put 10/1/2010 (SPA: Landsbank Hessen) (daily demand notes)	AAA/Aaa	2,000,000	2,000,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	508,112
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	1,000,000	1,139,730
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	NR/Aa1	850,000	969,527
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	577,770
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,893,443
NORTH DAKOTA — 0.34%
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,478,878
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	BBB+/NR	1,000,000	1,016,090
OHIO — 2.96%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,310,000	1,341,479
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,540,326
Deerfield Township Tax Increment, 5.00% due 12/1/2025	NR/A1	1,000,000	1,029,670
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	NR/Aa1	215,000	215,987
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: AGM)	NR/Aa3	1,500,000	1,736,400
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	AA-/A1	1,435,000	1,491,525
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/NR	105,000	74,725
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	BBB-/Baa2	3,000,000	3,405,960
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 put 5/1/2012 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB-/A3	1,500,000	1,569,135
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/A3	3,000,000	3,219,840
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,342,152
[b] Ohio State Water Development Authority, 3.375% due 7/1/2033 put 7/1/2015 (First Energy Nuclear; Insured: First Energy Solutions)	BBB-e/Baa2	5,000,000	4,987,850
OKLAHOMA — 1.32%
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	NR/NR	1,125,000	1,112,749
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,404,305

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Oklahoma State DFA, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Oklahoma Hospital Association; Insured: AMBAC)	NR/Aa3	$825,000	$840,394
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,087,856
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AAA/Aa3	1,000,000	1,171,370
[a] Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	AA/Aa2	1,130,000	1,188,342
PENNSYLVANIA — 1.91%
Allegheny County Hospital Development, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,848,875
Allegheny County IDA, 5.90% due 8/15/2026 (School Facility Development Inc.)	BBB-/NR	1,240,000	1,271,620
Allegheny County IDA, 6.375% due 8/15/2035 (School Facility Development Inc.)	BBB-/NR	1,130,000	1,148,091
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	910,152
Lancaster County GO, 0% due 5/1/2014 (Insured: Natl-Re/FGIC)	NR/Aa2	795,000	705,968
Lancaster County GO, 0% due 5/1/2015 (Insured: Natl-Re/FGIC)	NR/Aa2	800,000	669,104
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	991,822
Philadelphia School District GO, 5.00% due 9/1/2018 (State Aid Withholding)	A+/Aa2	5,000,000	5,640,000
RHODE ISLAND — 0.34%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/NR	1,065,000	1,110,965
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,415,816
SOUTH CAROLINA — 2.93%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A/A1	2,000,000	2,202,260
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	AA-/Aa3	1,855,000	2,092,904
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AAA/Aa3	2,400,000	2,583,816
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/Aa3	1,000,000	1,107,030
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/Aa3	1,700,000	1,884,960
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AAA/Aa3	1,000,000	1,116,140
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AAA/Aa3	2,740,000	3,022,932
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AAA/Aa3	1,000,000	1,087,180
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	2,225,000	2,364,263
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	1,000,000	1,055,000
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AAA/Aa3	2,855,000	3,182,754
SOUTH DAKOTA — 0.24%
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	AA-/A1	1,700,000	1,784,745
TENNESSEE — 1.74%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/A2	1,000,000	1,063,730
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	AAA/NR	1,875,000	1,925,250
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	A/Baa1	2,500,000	2,595,100

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	BB+/Ba3	$7,000,000	$7,305,200
TEXAS — 13.67%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA+/Aa2	2,180,000	2,516,330
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,374,688
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	2,000,000	1,876,700
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: Natl-Re)	NR/Baa1	600,000	590,826
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing-Waterford)	NR/Ba1	2,000,000	1,951,800
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	1,035,000	985,496
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A1	1,300,000	1,418,885
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A1	2,300,000	2,491,452
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,800,000	2,769,088
Bryan Electric Systems, 2.00% due 7/1/2011	A+/A1	1,500,000	1,515,690
Bryan Electric Systems, 3.00% due 7/1/2012	A+/A1	1,850,000	1,918,209
Bryan Electric Systems, 3.00% due 7/1/2013	A+/A1	1,000,000	1,053,040
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,111,920
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,161,760
Dallas Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,145,730
Denton GO, 2.00% due 2/15/2011	AA/Aa2	2,080,000	2,092,563
Denton GO, 3.00% due 2/15/2013	AA/Aa2	2,710,000	2,847,532
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,985,000	2,348,091
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	AAA/Aaa	15,000	11,678
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	BBB/NR	1,320,000	1,355,086
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A1	2,075,000	2,310,429
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	AAA/Aaa	4,000,000	3,576,480
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	551,540
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	564,438
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,139,800
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A+/A1	2,040,000	2,207,280
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	1,080,000	1,089,029
Midtown Redevelopment Authority Tax Increment Revenue, 6.00% due 1/1/2012 (Insured: Radian)	A-/A3	735,000	742,284
Midtown Redevelopment Authority Tax Increment Revenue, 6.00% due 1/1/2013 (Insured: Radian)	A-/A3	500,000	504,850
Mission EDA, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc.) (AMT)	BBB/NR	3,000,000	3,261,810
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	4,300,000	4,306,622
[a] Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public School)	BBB/NR	5,050,000	5,322,195
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	BBB/Baa2	3,000,000	3,163,500
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	2,575,000	2,660,644
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,121,675
State of Texas, 2.00% due 8/31/2011 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	15,000,000	15,223,950
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	NR/A1	3,500,000	3,562,055
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company; Guaranty: Atlantic Richfield)	A/A2	2,450,000	2,830,460
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation)	BBB/NR	1,750,000	1,815,888
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	2,000,000	1,884,520
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	3,000,000	2,963,400

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Travis County GO, 5.25% due 3/1/2021	AAA/Aaa	$1,000,000	$1,156,490
Uptown Development Authority, 5.25% due 9/1/2024 (Infrastructure Improvement)	BBB+/NR	500,000	517,615
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB+/NR	1,250,000	1,305,450
U.S. VIRGIN ISLANDS — 0.77%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,713,350
UTAH — 1.14%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,084,260
County of Salt Lake, 5.50% due 5/15/2016 (IHC Health Services Inc; Insured: AMBAC)	AA+/Aa1	2,480,000	2,570,718
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,449,525
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	NR/Aa3	1,000,000	1,055,920
Utah State Board of Regents, 5.00% due 8/1/2021 (University of Utah Hospital)	AA/Aa2	1,000,000	1,141,300
Utah State Board of Regents, 5.00% due 8/1/2022 (University of Utah Hospital)	AA/Aa2	1,015,000	1,148,949
VIRGINIA — 0.66%
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,059,820
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	A/NR	795,000	798,283
Mecklenburg County Industrial Development Authority, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	2,000,000	2,029,600
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,000,000	1,024,130
WASHINGTON — 3.00%
King County Housing Authority, 5.20% due 5/1/2028 (Birch Creek Apts.)	AAA/NR	2,400,000	2,563,032
Seattle Municipal Power and Light, 5.00% due 2/1/2019	AA-/Aa2	3,000,000	3,600,570
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	NR/A1	1,900,000	2,161,934
Washington Economic Development Finance Authority, 1.75% due 6/1/2020 put 9/1/2011 (Waste Management; Guaranty: Waste Management, Inc.)	BBB/NR	1,000,000	999,260
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,735,000	1,758,301
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,945,000	1,970,421
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AAA/Aa3	1,000,000	1,102,710
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	4,000,000	4,508,280
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/NR	500,000	503,510
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	1,040,000	1,042,902
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/NR	1,000,000	1,005,790
Washington Public Power Supply, 0% due 7/1/2011	AA/Aaa	1,000,000	995,950
WEST VIRGINIA — 0.22%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	1,530,000	1,637,268

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
WISCONSIN — 0.36%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/NR	$1,000,000	$1,010,560
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC/GO of Authority)	AA/Aa3	1,635,000	1,638,695

TOTAL INVESTMENTS — 99.47% (Cost $703,273,420)			$737,194,638
OTHER ASSETS LESS LIABILITIES — 0.53%			3,956,849

NET ASSETS — 100.00%			$741,151,487

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access	LOC	Letter of Credit
AGM	Insured by Assured Guaranty Municipal Corp.	Mtg	Mortgage
AMBAC	Insured by American Municipal Bond Assurance Corp.	MFR	Multi Family Revenue
AMT	Alternative Minimum Tax	Natl-Re	Insured by National Public Finance Guarantee Corp.
CIFG	CIFG Assurance North America Inc.	PCR	Pollution Control Revenue Bond
COP	Certificates of Participation	PSF	Guaranteed by Permanent School Fund
DFA	Development Finance Authority	Q-SBLF	Qualified School Bond Loan Fund
EDA	Economic Development Authority	Radian	Insured by Radian Asset Assurance
ETM	Escrowed to Maturity	SONYMA	State of New York Mortgage Authority
FGIC	Insured by Financial Guaranty Insurance Co.	SPA	Stand-by Purchase Agreement
FHA	Insured by Federal Housing Administration	Syncora	Insured by Syncora Guarantee Inc.
FHLMC	Insured by Federal Home Loan Mortgage Corp.	VA	Veterans Affairs
FNMA	Collateralized by Federal National Mortgage Association	USD	Unified School District
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District

22    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2010

ASSETS
Investments at value (cost $703,273,420) (Note 2)	$737,194,638
Cash	1,647,011
Receivable for investments sold	890,379
Receivable for fund shares sold	3,130,148
Interest receivable	9,095,449
Prepaid expenses and other assets	45,019

Total Assets	752,002,644

LIABILITIES
Payable for securities purchased	8,550,691
Payable for fund shares redeemed	1,093,389
Payable to investment advisor and other affiliates (Note 3)	484,854
Accounts payable and accrued expenses	100,248
Dividends payable	621,975

Total Liabilities	10,851,157

NET ASSETS	$741,151,487

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(5,236)
Net unrealized appreciation on investments	33,921,218
Accumulated net realized gain (loss)	(6,495,625)
Net capital paid in on shares of beneficial interest	713,731,130

$741,151,487

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($409,843,957 applicable to 30,057,358 shares of beneficial interest outstanding - Note 4)	$13.64
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.92

Class C Shares:
Net asset value and offering price per share * ($128,448,646 applicable to 9,408,136 shares of beneficial interest outstanding - Note 4)	$13.65

Class I Shares:
Net asset value, offering and redemption price per share ($202,858,884 applicable to 14,897,133 shares of beneficial interest outstanding - Note 4)	$13.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,266,075)	$28,651,189

EXPENSES:
Investment advisory fees (Note 3)	3,029,102
Administration fees (Note 3)
Class A Shares	462,821
Class C Shares	126,942
Class I Shares	72,884
Distribution and service fees (Note 3)
Class A Shares	925,643
Class C Shares	1,015,534
Transfer agent fees
Class A Shares	166,822
Class C Shares	51,891
Class I Shares	61,759
Registration and filing fees
Class A Shares	56,185
Class C Shares	23,221
Class I Shares	31,290
Custodian fees (Note 3)	125,325
Professional fees	42,688
Accounting fees	21,632
Trustee fees	14,725
Other expenses	53,432

Total Expenses	6,281,896
Less:
Expenses reimbursed by investment advisor (Note 3)	(98,457)
Distribution fees waived (Note 3)	(406,214)
Fees paid indirectly (Note 3)	(922)

Net Expenses	5,776,303

Net Investment Income	22,874,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,218,528)
Net change in unrealized appreciation (depreciation) of investments	14,346,155

Net Realized and Unrealized Gain	13,127,627

Net Increase in Net Assets Resulting from Operations	$36,002,513

See notes to financial statements.

24    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$22,874,886	$21,828,387
Net realized gain (loss) on investments	(1,218,528)	(927,942)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	14,346,155	37,279,718

Net Increase (Decrease) in Net Assets Resulting from Operations	36,002,513	58,180,163

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,616,758)	(12,998,383)
Class C Shares	(3,446,376)	(2,592,017)
Class I Shares	(5,811,752)	(6,237,987)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	65,256,428	2,986,741
Class C Shares	45,484,026	16,101,754
Class I Shares	73,966,608	(54,649,369)

Net Increase in Net Assets	197,834,689	790,902

NET ASSETS:
Beginning of Year	543,316,798	542,525,896

End of Year	$741,151,487	$543,316,798

See notes to financial statements.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$737,194,638	$—	$737,194,638	$—

Total Investments in Securities	$737,194,638	$—	$737,194,638	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

sets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $1,974 for Class A shares, $95,299 for Class C shares, and $1,184 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $7,119 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $9,959 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $406,214 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $922.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,814,228	$131,038,400	5,285,883	$66,600,182
Shares issued to shareholders in reinvestment of dividends	646,545	8,623,256	648,398	8,176,580
Shares repurchased	(5,551,397)	(74,405,228)	(5,770,790)	(71,790,021)

Net Increase (Decrease)	4,909,376	$65,256,428	163,491	$2,986,741

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	4,194,765	$56,036,321	2,555,789	$32,283,723
Shares issued to shareholders in reinvestment of dividends	166,872	2,229,614	132,970	1,681,843
Shares repurchased	(957,579)	(12,781,909)	(1,431,411)	(17,863,812)

Net Increase (Decrease)	3,404,058	$45,484,026	1,257,348	$16,101,754

Class I Shares
Shares sold	7,702,918	$103,259,087	4,442,308	$55,720,365
Shares issued to shareholders in reinvestment of dividends	314,775	4,195,091	367,683	4,621,413
Shares repurchased	(2,512,352)	(33,487,570)	(9,222,969)	(114,991,147)

Net Increase (Decrease)	5,505,341	$73,966,608	(4,412,978)	$(54,649,369)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $243,285,253 and $58,073,408, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$703,290,467

Gross unrealized appreciation on a tax basis	$36,595,557
Gross unrealized depreciation on a tax basis	(2,691,386)

Net unrealized appreciation (depreciation) on investments (tax basis)	$33,904,171

At September 30, 2010, the Fund did not have any undistributed tax-exempt, ordinary net income or undistributed capital gains.

At September 30, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $1,203,893. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations under IRS regulations. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2011	$11,597
2012	4,297,982
2013	39,577
2017	391,762
2018	533,767

$5,274,685

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$22,755,331	$21,748,297
Ordinary income	119,555	80,090

Total Distributions	$22,874,886	$21,828,387

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class C shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .35 of 1%.

30    Certified Annual Report

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Certified Annual Report    31

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010 (b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68	0.97	0.97	0.97	5.61	9.87	$409,844
2009(b)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26	0.98	0.98	0.98	12.12	15.15	$337,037
2008(b)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95	0.96	0.95	0.96	(1.33)	22.00	$311,435
2007(b)	$13.30	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$13.15	3.84	0.99	0.98	0.99	2.74	22.55	$333,800
2006(b)	$13.33	0.49	(0.03)	0.46	(0.49)	—	(0.49)	$13.30	3.74	0.99	0.99	1.00	3.57	18.95	$366,702
Class C Shares
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39	1.24	1.24	1.73	5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99	1.24	1.24	1.76	11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67	1.25	1.24	1.75	(1.61)	22.00	$59,243
2007	$13.31	0.47	(0.15)	0.32	(0.47)	—	(0.47)	$13.16	3.59	1.24	1.24	1.78	2.48	22.55	$53,890
2006	$13.34	0.46	(0.03)	0.43	(0.46)	—	(0.46)	$13.31	3.49	1.24	1.24	1.78	3.31	18.95	$55,497
Class I Shares
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99	0.65	0.65	0.65	5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59	0.66	0.66	0.68	12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28	0.64	0.63	0.64	(1.02)	22.00	$171,848
2007	$13.28	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$13.13	4.16	0.67	0.67	0.73	3.06	22.55	$125,890
2006	$13.31	0.54	(0.03)	0.51	(0.54)	—	(0.54)	$13.28	4.07	0.67	0.67	0.75	3.90	18.95	$89,589

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Certified Annual Report	Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,050.90	$4.97
Hypothetical*	$1,000.00	$1,020.22	$4.90
Class C Shares
Actual	$1,000.00	$1,048.60	$6.34
Hypothetical*	$1,000.00	$1,018.88	$6.25
Class I Shares
Actual	$1,000.00	$1,051.90	$3.26
Hypothetical*	$1,000.00	$1,021.89	$3.21

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.23%; I: 0.63%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index

and Consumer Price Index (July 22, 1991 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	3.52%	4.03%	4.53%	5.23%
C Shares (Incep: 9/1/94)	4.65%	4.21%	4.43%	4.42%
I Shares (Incep: 7/5/96)	5.87%	4.78%	5.07%	4.97%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Fund of $22,755,331 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance in the context

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year was higher than the average investment return for the category of municipal debt mutual funds for which calendar year returns were presented, that the Fund’s investment returns had exceeded the average returns of the same category in seven of the preceding ten calendar years, that the Fund’s investment returns fell within or near the top quartile of the same category for the one-year and five-year periods ended with the second quarter of the current year and above the midpoint of the category for the three-year period, and that the Fund’s investment returns fell within the top quartile of a second fund category for the one-year and five-year periods and above the midpoint of the category for the three-year period. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee for the Fund was slightly higher than the median and average management fee levels for the group of municipal debt funds assembled by the analyst firm, and that the Fund’s expense ratio was somewhat higher than the median expense ratio and slightly higher than the average expense ratio of the same group of funds, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2010 (Unaudited)

to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

42    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    43

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44    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Investment Advisor: Thornburg Investment Management®

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH079

Important Information

The information presented on the following pages is current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps)

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

This page is not part of the Annual Report    3

Important Information,

Continued

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report

Thornburg Strategic Municipal Income Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager

October 11, 2010

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by 36 cents to $14.22 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 61.4 cents per share. If you reinvested your dividends, you received 62.7 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Your Thornburg Strategic Municipal Income Fund is a portfolio of over 132 municipal obligations from 33 states and territories. The Class A shares of your Fund produced a total return of 8.20% at NAV over the fiscal year ended September 30, 2010, compared to 5.73% for the BofA Merrill Lynch Municipal Master Index. The Fund’s overweight to out-of-favor sectors, such as the revenue and insured sectors, along with an overweight to securities priced at a discount to par, and lower overall credit quality (A- versus AA3) accounted for most of the performance differential. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management.

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and industrial loans and leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized

6    Certified Annual Report

Letter to Shareholders,

Continued

businesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery

Certified Annual Report    7

Letter to Shareholders,

Continued

rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain: “The reports of my death have been greatly exaggerated.” The reported demise of state and local government finances are, in our opinion, overblown. We are not being a “Pollyanna;” there is a great deal of fiscal stress in the market and investors can find cases that illustrate fiscal mismanagement, like the State of Illinois. But the municipal market is not monolithic; it is made up of more than just state and local government general obligation bonds. The BofA Merrill Lynch Municipal Master Index is made up of 39% revenue bonds, 10% pre-refunded bonds, with the remainder being either general obligation bonds or insured bonds. The Rockefeller Institute of Government reported on August 30, 2010, “State tax revenues are slowly rebounding.” State revenue growth posted a second quarter of positive growth (off of a very low base), compared to the same quarter a year ago of 2.2%. This increase was led mostly by increases in sales tax revenues (approx. 6%), although personal income taxes were also positive (approx. 1.6%). Budget gaps for fiscal year 2011 total $121 billion, or 19% of budgets in 46 states. Most of these gaps were filled with spending reductions, revenue increases, and increased aid from the federal government. Underfunded pension liabilities have been in the headlines. The Pew Center on the States reported in February 2010, “In aggregate, states’ systems were 84 percent funded – a relatively positive outcome, because most experts advise at least an 80 percent funding level.” There are some states that are worse off than others. Two states had less than 60 percent of the necessary assets on hand to meet their long-term pension obligations: Illinois and Kansas. Illinois was in the worst shape of any state, with a funding level of 54 percent and an unfunded liability of more than $54 billion. On the brighter side, Florida, New York, Washington, and Wisconsin have fully funded pension systems.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a

8    Certified Annual Report

bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the Strategic Municipal Income Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Thank you for investing in the Thornburg Strategic Municipal Income Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ryon, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 1.38%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB-/Baa2	$500,000	$540,435
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	235,000	234,708
University Medical Center Corp., 6.25% due 7/1/2029	BBB+/Baa1	100,000	109,283
[a] University Medical Center Corp., 6.50% due 7/1/2039	BBB+/Baa1	275,000	299,654
CALIFORNIA — 19.80%
California Financial Authority Revenue, 8.50% due 11/1/2039 (Harbor Regulation Control)	NR/Baa1	1,000,000	1,082,030
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	1,605,000	557,737
California State Public Works Board, 6.25% due 4/1/2034	BBB+/A2	100,000	108,356
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	1,018,340
Calipatria Unified School District, 0% due 8/1/2025 (Capital Appreciation - Election 1995; Insured: ACA)	NR/NR	2,425,000	857,650
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	571,395
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	998,760
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A-/NR	650,000	651,105
Irvine Ranch Water District GO, 0.25% due 10/1/2041 put 10/1/2010 (Community Facilities District; LOC: Bank of America) (daily demand notes)	A+/Aa3	1,800,000	1,800,000
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	474,565
Los Angeles COP, 5.70% due 2/1/2018	NR/Baa2	750,000	750,667
Los Angeles Department of Water & Power, 0.25% due 7/1/2034 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	2,600,000	2,600,000
M-S-R Energy Authority, 6.50% due 11/1/2039	A/NR	1,000,000	1,158,770
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	A-/NR	300,000	316,152
Oak Park Unified School District GO, 0% due 8/1/2030 (Insured: AGM)	AAA/Aa3	500,000	163,350
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	720,000	252,569
Redwood City Redevelopment Agency Tax Allocation, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	727,785
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A/A1	435,000	248,194
San Diego Unified School District, 0% due 7/1/2035 (Election 2008)	AA/Aa1	1,700,000	409,904
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A1	825,000	407,715

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	$250,000	$275,000
San Jose Redevelopment Agency Tax, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A1	1,000,000	1,032,910
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AAA/NR	100,000	106,110
Union Elementary School District, 0% due 9/1/2027 (Capital Appreciation - Election 1999; Insured: Natl-Re)	AA+/NR	905,000	369,204
COLORADO — 7.43%
Colorado Educational & Cultural Facilities Authority, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,600,000	1,685,392
Denver Convention Center, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	974,720
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	250,000	232,558
Denver Convention Center, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	350,000	316,141
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,100,000	1,132,208
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	238,558
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	413,820
Pinery West Metropolitan District No. 2, 4.50% due 12/1/2032	NR/NR	500,000	391,720
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue; Guaranty: BofA Merrill Lynch & Co.)	A/A2	625,000	673,625
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase Revenue; Guaranty: BofA Merrill Lynch & Co.)	A/A2	250,000	299,410
CONNECTICUT — 1.18%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,012,100
DISTRICT OF COLUMBIA — 0.72%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AAA/Aa3	1,500,000	619,410
FLORIDA — 1.92%
Capital Trust Agency MFR, 5.875% due 6/1/2038 (American Opportunity Housing)	NR/B3	380,000	153,064
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	349,813
Santa Rosa Bay Bridge Authority, 0% due 7/1/2013 (Insured: Radian)	NR/NR	100,000	50,897
Sarasota County Public Hospital Board, 3.269% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	1,000,000	913,720
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	180,000	176,855
GEORGIA — 1.74%
Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/A1	500,000	571,460
Main Street Natural Gas, Inc. (Georgia Gas), 5.00% due 3/15/2018	A+/Aa3	515,000	544,381
Main Street Natural Gas, Inc. (Georgia Gas), 5.50% due 9/15/2023	A/A2	350,000	371,689
GUAM — 2.49%
Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	525,395
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,021,280
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	579,160

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
HAWAII — 0.35%
Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	NR/Baa1	$300,000	$300,249
IDAHO — 0.21%
Madison County Hospital Revenue COP, 5.25% due 9/1/2037	BBB-/NR	200,000	180,326
ILLINOIS — 6.13%
Broadview Tax Increment Revenue, 5.25% due 7/1/2012	NR/NR	515,000	515,170
Chicago Tax Increment, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	801,768
Cook County GO, 5.25% due 11/15/2033	AA/Aa2	1,000,000	1,081,540
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	NR/Baa1	625,000	642,544
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	339,877
[a] Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,000,000	1,061,470
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	300,000	301,215
Southwestern Illinois Development Authority, 5.50% due 8/15/2020 (Southwestern Illinois Health Facilities)	BBB/Baa2	500,000	502,720
INDIANA — 0.11%
Indiana Bond Bank, 5.25% due 10/15/2020 (Gas Revenue Program)	NR/Aa3	90,000	97,492
KANSAS — 0.84%
Wichita Multi-Family Housing, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	714,183
KENTUCKY — 2.45%
Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	365,000	209,229
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/Baa1	2,490,000	1,338,823
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	550,140
LOUISIANA — 2.57%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	BBB-/Baa3	120,000	115,075
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	497,600
Orleans Parish School Board GO, 0% due 2/1/2015 (Insured: FGIC)	NR/NR	645,000	496,147
West Feliciana Parish PCR, 6.60% due 9/1/2028 (Entergy Gulf States)	BBB/Baa2	1,085,000	1,086,487
MASSACHUSETTS — 3.47%
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	200,000	221,840
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	500,000	542,805
Massachusetts Health & Educational Facilities Authority, 0.22% due 8/15/2034 put 10/1/2010 (Tufts University; SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa2	800,000	800,000
Massachusetts Health & Educational Facilities Authority, 0.31% due 12/1/2037 put 10/1/2010 (Museum of Fine Arts; SPA: Bank of America N.A.) (daily demand notes)	AA/Aa2	1,400,000	1,400,000
MICHIGAN — 9.75%
Detroit School District, 5.25% due 5/1/2027 (Insured: AGM)	AAA/Aa2	1,000,000	1,094,330
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A/Aa3	1,000,000	1,074,490
Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA)	NR/NR	230,000	230,778
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	987,140

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	BBB-/NR	$500,000	$574,265
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,100,000	1,072,082
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	650,000	658,879
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A/A2	150,000	151,632
Michigan State Hospital Finance Authority Revenue, 5.75% due 11/15/2039	A/A1	1,000,000	1,040,230
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	317,526
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BBB-/NR	895,000	891,026
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/ AMBAC)	NR/NR	200,000	248,034
MINNESOTA — 1.00%
Dakota County Community Development Agency, 5.00% due 11/1/2022 (Commons on Marice)	NR/NR	400,000	368,852
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	BBB+/A3	100,000	102,967
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	387,349
MISSOURI — 0.40%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor Project)	NR/NR	340,000	343,512
NEVADA — 0.61%
Mesquite Redevelopment Agency Tax Increment Revenue, 7.375% due 6/1/2024	A-/NR	500,000	525,000
NEW MEXICO — 0.85%
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	466,395
Santa Fe Educational Facilities, 5.50% due 3/1/2024 (St. Johns College)	NR/NR	265,000	262,019
NEW YORK — 3.74%
New York City GO, 0.31% due 8/1/2028 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa2	3,200,000	3,200,000
OHIO — 2.81%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	490,000	501,775
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy)	BBB-/Baa1	500,000	559,005
[b] Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa2	1,350,000	1,346,719
OREGON — 1.17%
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	1,003,450
PENNSYLVANIA — 7.25%
Allegheny County Industrial Development Authority, 6.75% due 8/15/2035 (Propel Charter School)	BB+/NR	1,000,000	1,018,650
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	185,000	186,833
[a] Pennsylvania Economic Development Financing Authority, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/Baa2	1,500,000	1,512,990
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	452,826
[b] Pennsylvania Housing Finance Agency, 4.75% due 10/1/2025 (AMT)	AA+/Aa2	2,000,000	1,995,740
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,033,670

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
RHODE ISLAND — 0.90%
Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2022	AA/NR	$315,000	$366,266
Pawtucket Housing Authority Capital Funds Housing Revenue, 5.50% due 9/1/2024	AA/NR	350,000	402,532
SOUTH DAKOTA — 0.91%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	782,085
TENNESSEE — 0.73%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	A/Baa1	100,000	106,687
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BB+/Ba3	500,000	519,540
TEXAS — 11.34%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	669,802
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	615,000	520,677
Bexar County Housing Finance Corp. MFR, 5.70% due 1/1/2021 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	100,000	95,217
Bexar County Housing Finance Corp. MFR, 5.80% due 1/1/2031 (American Opportunity Housing; Insured: Natl-Re)	NR/Baa1	550,000	498,322
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038	BBB-/NR	1,000,000	1,183,770
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	101,496
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	528,895
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp Inc.)	BBB/NR	1,000,000	1,045,610
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	100,000	103,326
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A/A2	40,000	43,312
State of Texas, 2.00% due 8/31/2011 (Tax & Revenue Anticipation Notes)	SP-1+/MIG1	1,500,000	1,522,395
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company; Guaranty: Atlantic Richfield)	A/A2	1,000,000	1,155,290
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB/NR	100,000	99,276
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	155,000	153,109
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	1,000,000	942,260
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation Inc.)	BBB/NR	1,000,000	1,035,850
U.S. VIRGIN ISLANDS — 0.84%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	BBB/Baa3	500,000	564,280
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	150,000	150,286
UTAH — 1.23%
[a] Herriman Utah Special Assessment, 4.75% due 11/1/2022 (Towne Center Assessment Area)	A/NR	1,000,000	1,048,880
VIRGINIA — 2.56%
Mecklenburg County Industrial Development Authority, 6.50% due 10/15/2017 (Virginia
Electric and Power Company)	NR/Baa1	1,000,000	1,014,800
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	650,323
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	527,430

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
WASHINGTON — 1.20%
Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	BBB+/A3	$1,000,000	$1,026,230

TOTAL INVESTMENTS — 100.08% (Cost $80,667,572)			$85,632,534
LIABILITIES NET OF OTHER ASSETS — (0.08)%			(71,806)

NET ASSETS — 100.00%			$85,560,728

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2010

ASSETS
Investments at value (cost $80,667,572) (Note 2)	$85,632,534
Cash	1,624,213
Receivable for investments sold	45,000
Receivable for fund shares sold	811,255
Interest receivable	978,327
Prepaid expenses and other assets	19,439

Total Assets	89,110,768

LIABILITIES
Payable for securities purchased	3,350,000
Payable for fund shares redeemed	42,083
Payable to investment advisor and other affiliates (Note 3)	58,129
Accounts payable and accrued expenses	42,359
Dividends payable	57,469

Total Liabilities	3,550,040

NET ASSETS	$85,560,728

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,026)
Net unrealized appreciation on investments	4,964,962
Accumulated net realized gain (loss)	142,051
Net capital paid in on shares of beneficial interest	80,456,741

$85,560,728

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($28,165,647 applicable to 1,980,946 shares of beneficial interest outstanding - Note 4)	$14.22
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.51

Class C Shares:
Net asset value and offering price per share * ($15,260,752 applicable to 1,072,188 shares of beneficial interest outstanding - Note 4)	$14.23

Class I Shares:
Net asset value, offering and redemption price per share ($42,134,329 applicable to 2,961,204 shares of beneficial interest outstanding - Note 4)	$14.23

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $40,368)	$2,860,064

EXPENSES:
Investment advisory fees (Note 3)	380,139
Administration fees (Note 3)
Class A Shares	22,145
Class C Shares	9,872
Class I Shares	12,536
Distribution and service fees (Note 3)
Class A Shares	44,290
Class C Shares	78,978
Transfer agent fees
Class A Shares	10,510
Class C Shares	4,911
Class I Shares	6,509
Registration and filing fees
Class A Shares	18,623
Class C Shares	17,554
Class I Shares	18,192
Custodian fees (Note 3)	43,493
Professional fees	50,083
Accounting fees	1,956
Trustee fees	1,067
Other expenses	8,691

Total Expenses	729,549
Less:
Expenses reimbursed by investment advisor (Note 3)	(105,580)
Distribution fees waived (Note 3)	(31,591)
Fees paid indirectly (Note 3)	(639)

Net Expenses	591,739

Net Investment Income	2,268,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	377,353
Net change in unrealized appreciation (depreciation) of investments	2,052,352

Net Realized and Unrealized Gain	2,429,705

Net Increase in Net Assets Resulting from Operations	$4,698,030

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2010	Period Ended* September 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$2,268,325	$397,331
Net realized gain (loss) on investments	377,353	80,474
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,052,352	2,912,610

Net Increase (Decrease) in Net Assets Resulting from Operations	4,698,030	3,390,415

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(779,270)	(113,802)
Class C Shares	(319,620)	(29,017)
Class I Shares	(1,169,435)	(257,538)
From realized gains
Class A Shares	(110,997)	—
Class C Shares	(40,025)	—
Class I Shares	(164,754)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	15,636,797	10,808,011
Class C Shares	11,167,420	3,417,545
Class I Shares	22,636,138	16,790,830

Net Increase in Net Assets	51,554,284	34,006,444

NET ASSETS:
Beginning of Period	34,006,444	—

End of Period	$85,560,728	$34,006,444

See notes to financial statements.

*	For the period from commencement of operations on April 1, 2009 through September 30, 2009.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$85,632,534	$—	$85,632,534	$—

Total Investments in Securities	$85,632,534	$—	$85,632,534	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $43,618 for Class A shares, $32,648 for Class C shares, and $29,314 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $1,107 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $949 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $31,591 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $639.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Period Ended* September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,292,244	$17,833,733	850,895	$10,837,932
Shares issued to shareholders in reinvestment of dividends	53,595	735,252	7,045	92,971
Shares repurchased	(213,606)	(2,932,188)	(9,227)	(122,892)

Net Increase (Decrease)	1,132,233	$15,636,797	848,713	$10,808,011

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

	Year Ended September 30, 2010		Period Ended* September 30, 2009
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	893,854	$12,358,292	264,135	$3,399,093
Shares issued to shareholders in reinvestment of dividends	16,955	233,302	1,396	18,452
Shares repurchased	(104,152)	(1,424,174)	—	—

Net Increase (Decrease)	806,657	$11,167,420	265,531	$3,417,545

Class I Shares
Shares sold	1,714,923	$23,915,174	1,383,622	$17,417,043
Shares issued to shareholders in reinvestment of dividends	73,042	1,003,621	13,885	181,497
Shares repurchased	(165,161)	(2,282,657)	(59,107)	(807,710)

Net Increase (Decrease)	1,622,804	$22,636,138	1,338,400	$16,790,830

*	The Fund commenced operations on April 1, 2009.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $48,153,515 and $7,817,293, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$80,667,572

Gross unrealized appreciation on a tax basis	$5,067,775
Gross unrealized depreciation on a tax basis	(102,813)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,964,962

Distributable earnings – ordinary income (tax basis)	$137,318
Distributable capital gains (tax basis)	$4,733

At September 30, 2010, the Fund did not have any undistributed tax-exempt net income.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010

The tax character of distributions paid during the year ended September 30, 2010, and period ended September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$2,190,183	$377,011
Ordinary income	393,918	23,346
Capital gains	—	—

Total	$2,584,101	$400,357

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class C shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .35 of 1%.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(c)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.29	(d)	18.65	14.37	$11,761
Class C Shares
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(c)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(e)	18.58	14.37	$3,684
Class I Shares
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(c)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on April 1, 2009.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,068.70	$6.48
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,066.30	$8.00
Hypothetical*	$1,000.00	$1,017.33	$7.81
Class I Shares
Actual	$1,000.00	$1,070.10	$5.14
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.54%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 4/1/09)	6.06%	—	—	16.58%
C Shares (Incep: 4/1/09)	7.28%	—	—	17.85%
I Shares (Incep: 4/1/09)	8.48%	—	—	18.49%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The BofA Merrill Lynch Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010 dividends paid by the Fund of $2,190,183 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the period since the Fund’s commencement of investment operations in April of 2009. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, and (iii) the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns since inception and performance in accordance with expectations. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns exceeded the average return for each of the fund categories in the year-to-date and one-year periods ended with the second quarter of the current year, and that the Fund’s investment performance fell within the top decile of performance for both categories for the same periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was higher than the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was higher than the median and average fee rates for the same group of funds, but that the differences were not significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The Trustees considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2010 (Unaudited)

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    35

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36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

800.847.0200

Distributor: Thornburg Securities Corporation®
800.847.0200	You invest in the future, without spending a dime.

TH1978

Important Information

The information presented on the following pages is current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch California Core Municipal Securities Index – This index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by California or Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 1 year remaining term to final maturity, a fixed coupon, an investment grade rating (based on an average of Moody’s, S&P and Fitch), and a minimum amount outstanding of $25 million per maturity.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

This page is not part of the Annual Report.    3

Important Information,

Continued

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report.

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.99%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from February 19, 1987 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	5.29%	5.03%	4.25%	3.85%	4.85%
With sales charge	3.70%	4.51%	3.94%	3.69%	4.78%

30-DAY YIELDS, A SHARES

As of September 30, 2010

Annualized Distribution Yield	SEC Yield
2.56%	1.51%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	160

Effective Duration	3.8 Yrs

Average Maturity	4.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

This page is not part of the Annual Report.    5

Thornburg California Limited Term Municipal Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 11, 2010

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 29 cents to $13.38 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 38.9 cents per share. If you reinvested your dividends, you received 39.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager

The Class A shares of your Fund produced a total return of 5.29% at NAV over the fiscal year ended September 30, 2010, compared to 5.62% for the Barclays Capital Five-Year Municipal Bond Index. The main contributor to the difference in performance is that the Barclays Capital Five-Year Municipal Bond Index has all of its holdings in four to six year maturities. The Thornburg California Limited Term Municipal Fund has holdings that span one to ten year maturities in a laddered structure. On average yields decreased 0.40% in the four to six year segment of the market while the average decrease in yields for the one to ten year segment of the market was around 0.30%.

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

Christopher Ihlefeld Co-Portfolio Manager	The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and Industrial Loans and Leases (loans to

Certified Annual Report    7

Letter to Shareholders,

Continued

corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized businesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

CHART 1: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2009 - 9/30/2010

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

8    Certified Annual Report

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. California is usually held up as the poster child for fiscal mismanagement and poor governance. Being 100 days late with its budget doesn’t do much to change this opinion. We would like to borrow a concept from Mark Twain, “The reports of my death have been greatly exaggerated,” and the forecasts of California’s demise are overstated. We are not being a “Pollyanna,” there is a great deal of fiscal stress in the state. But the California municipal market is not monolithic; it is made up of more than just state and local government general obligation bonds. The BofA Merrill Lynch California Core Municipal Securities Index is made up of 41% revenue bonds, with the remainder being either general obligation bonds or insured bonds. California is the eighth largest economy in the world and debt service payments are constitutionally mandated to be paid second to education expenditures. The Rockefeller Institute of Government reported in its August 30, 2010 report, that California’s percent change in state tax revenue decreased 0.9% from the second quarter of 2009. Personal income taxes were 11.5% higher, sales taxes were 10.1% higher and corporate income taxes were 42.3% lower. California’s budget shortfall of $19 billion was approximately 21.6% of the fiscal year 2011 budget, higher than the national average. It was balanced with a combination of planned spending cuts, federal aid, asset sales, and other factors. Though significant challenges remain, we have great confidence in the ability and willingness of the state to continue servicing its debt. California’s pension system is 87% funded, exceeding the national average.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the California Limited Term Municipal Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Certified Annual Report    9

Letter to Shareholders,

Continued

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 160 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart 2 describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Fund’s adherence to the discipline of the laddered structure served investors well. As you can see from Chart I on page 8, yields in the shorter segment of the 1–10 year maturity range of the market decreased more than any other segment of the market. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance. Additionally, overweighting out-of-favor sectors, such as the revenue and insured sectors, along with under-weights to securities in the general obligation sector, we added incremental performance. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure.

CHART 2: % OF PORTFOLIO MATURING

As of 9/30/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Thank you for investing in the Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	NR/A3	$435,000	$446,819
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	NR/A3	455,000	470,097
Alameda County COP, 5.375% due 12/1/2010 (Insured: Natl-Re)	NR/A1	2,000,000	2,012,400
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,830,000	2,177,352
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa1	1,150,000	1,281,721
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,426,733
Burbank Water & Power, 5.00% due 6/1/2015	AA-/A1	750,000	866,100
Burbank Water & Power, 5.00% due 6/1/2016	AA-/A1	500,000	584,975
Burbank Water & Power, 5.00% due 6/1/2017	AA-/A1	1,000,000	1,176,310
Burbank Water & Power, 5.00% due 6/1/2018	AA-/A1	360,000	423,104
Burbank Water & Power, 5.00% due 6/1/2020	AA-/A1	625,000	735,362
Calexico USD GO, 6.75% due 9/1/2017	BBB+/NR	3,060,000	3,379,801
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,714,682
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,382,710
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,602,910
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	NR/A2	1,500,000	1,560,735
California HFA, 5.25% due 10/1/2013 (Providence Health)	AA/Aa2	650,000	724,250
California HFA, 5.00% due 8/15/2014 (Cedars Sinai Medical Center)	NR/A2	1,500,000	1,662,390
California HFA, 6.00% due 10/1/2018 (Providence Health)	AA/Aa2	1,000,000	1,222,390
California HFA, 5.10% due 2/1/2019 (Episcopal Home)	A-/NR	2,000,000	2,110,700
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West)	A/A2	2,000,000	2,196,040
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	A/A3	2,405,000	835,737
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AAA/Aa3	1,000,000	1,044,700
California Housing Finance Agency, 9.875% due 2/1/2017	A/A3	1,345,000	1,372,559
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AAA/Aa3	980,000	1,029,088
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AAA/Aa3	1,000,000	1,017,230
California Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A-/NR	1,000,000	1,103,870
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	255,000	255,513
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	581,354
California Municipal Finance Authority, 1.625% due 2/1/2019 put 10/1/2011 (Waste Management, Inc. Project; Guaranty: Waste Management, Inc.)	BBB/NR	1,000,000	999,340
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,867,125
California PCR, 5.35% due 12/1/2016 (Pacific Gas & Electric) (AMT)	A/A3	2,000,000	2,066,660
California PCR Solid Waste Disposal, 6.75% due 7/1/2011 (North County Recycling Center) (ETM)	NR/Aaa	500,000	521,615
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	1,620,000	1,680,086
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	A/A2	2,000,000	2,007,240

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	AA-/Aa3	$2,270,000	$2,480,361
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,805,750
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,552,180
California State GO, 5.75% due 10/1/2010 (Insured: AGM)	AAA/Aa3	1,000,000	1,000,140
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC)	A/A1	230,000	234,451
California State GO, 0.24% due 5/1/2034 put 10/7/2010 (Various Kindergarten; LOC: Citibank N.A./California State Teachers Retirement) (weekly demand notes)	A+/Aa3	500,000	500,000
California State GO, 0.26% due 5/1/2034 put 10/1/2010 (Various Kindergarten; LOC: Citibank N.A. (daily demand notes)	AAA/Aa2	3,040,000	3,040,000
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	BBB+/Aa3	500,000	501,375
California State Public Works Board Lease, 5.25% due 12/1/2014	BBB+/A2	1,525,000	1,531,862
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	BBB+/A2	2,000,000	2,186,080
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	AA-/Aa2	1,000,000	1,129,550
California State Public Works Board Lease, 5.00% due 11/1/2016 (California State University)	BBB+/Aa3	1,000,000	1,109,070
California Statewide Communities Development Authority, 5.00% due 6/15/2013	A-/A1	2,500,000	2,739,225
California Statewide Communities Development Authority, 5.00% due 5/15/2015 (Irvine LLC-UCI East Campus)	NR/Baa2	2,300,000	2,539,016
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Guaranty: Kaiser Permanente)	A+/NR	3,000,000	3,378,990
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools)	NR/NR	1,350,000	1,411,168
California Statewide Community Development Authority, 5.25% due 8/1/2014 (East Campus Apartments; Insured: ACA)	NR/Baa1	1,215,000	1,264,754
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	A-/NR	750,000	834,195
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: Natl-Re)	A/A2	300,000	314,697
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	2,575,000	2,752,314
Calipatria Unified School District, 0% due 8/1/2025 (Capital Appreciation - Election 1995; Insured: ACA)	NR/NR	5,000,000	1,768,350
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,215,795
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: Natl-Re/FGIC)	A+/NR	830,000	872,720
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,131,020
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	580,715
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,362,904
Chula Vista COP, 5.25% due 3/1/2020	A-/NR	1,300,000	1,417,598
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No 2)	A+/NR	755,000	794,841
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No 2)	A+/NR	1,100,000	1,208,328
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No 2)	A+/NR	965,000	1,046,330
Contra Costa Water District, 2.50% due 10/1/2013	AA+/NR	2,000,000	2,104,340
Corona Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AAA/Aa2	1,595,000	1,263,384
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa1	1,815,000	2,033,435
Desert Sands USD COP, 5.25% due 3/1/2014	A+/A1	1,745,000	1,903,045
Desert Sands USD COP, 5.00% due 3/1/2017	A+/A1	1,500,000	1,645,845
Escondido USD GO, 6.10% due 11/1/2011 (Insured: Natl-Re)	A/Baa1	500,000	502,315
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	A/A2	735,000	811,146
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	675,000	675,959
Inland Valley Development Agency, 5.25% due 4/1/2012	A/NR	1,490,000	1,555,575
Irvine Ranch Water District GO, 0.25% due 10/1/2041 put 10/1/2010 (LOC: Bank of America) (daily demand notes)	A+/Aa3	4,100,000	4,100,000
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,082,600

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Kings Canyon Joint USD GO, 5.375% due 8/1/2017 (Insured: Natl-Re)	A+/NR	$1,000,000	$1,047,740
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AAA/NR	1,160,000	1,266,639
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AAA/NR	680,000	751,135
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A1	2,000,000	2,293,220
Los Angeles COP, 5.00% due 2/1/2012 (Insured: Natl-Re)	A+/A2	1,400,000	1,471,316
Los Angeles County Schools, 5.00% due 6/1/2016 (Insured: Natl-Re)	A/Baa1	1,000,000	1,097,990
Los Angeles County Schools, 5.00% due 6/1/2017 (Insured: Natl-Re)	A/Baa1	1,010,000	1,104,021
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport)	AA/Aa3	2,000,000	2,329,720
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: Natl-Re)	AA-/Aa3	3,000,000	3,110,850
Los Angeles Department of Water & Power, 0.25% due 7/1/2034 put 10/1/2010 (SPA: Bank of America N.A.) (daily demand notes)	AA-/Aa3	7,600,000	7,600,000
Los Angeles Solid Waste, 3.00% due 2/1/2011	AA/Aa2	1,610,000	1,623,749
Los Angeles Solid Waste, 4.00% due 2/1/2012	AA/Aa2	850,000	888,139
Los Angeles USD COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A+/A1	1,500,000	1,666,740
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA-/Aa2	2,500,000	2,702,700
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	A-/NR	1,190,000	1,289,210
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa1	2,000,000	2,125,200
Mojave USD COP, 0% due 9/1/2017 (Insured: AGM)	AAA/NR	1,045,000	822,122
Mojave USD COP, 0% due 9/1/2018 (Insured: AGM)	AAA/NR	1,095,000	802,066
Monterey County COP, 5.00% due 8/1/2014 (Refinancing Project; Insured: AGM)	AAA/Aa3	2,000,000	2,253,020
Northern California Power Agency, 4.00% due 7/1/2015	A/A2	500,000	540,155
Northern California Power Agency, 5.00% due 7/1/2016	A/A2	500,000	579,790
Northern California Power Agency, 5.00% due 7/1/2018	A/A2	1,250,000	1,459,362
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	NR/NR	2,340,000	2,621,034
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	A/Baa1	625,000	677,588
Orange County Public Finance Authority, 5.375% due 6/1/2015 (Juvenile Justice Center; Insured: AMBAC)	A+/Aa3	1,000,000	1,077,610
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: Natl-Re/FGIC)	A+/NR	1,000,000	1,096,040
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	A/NR	2,115,000	2,281,324
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa3	2,000,000	1,389,560
Pittsburg Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Los Medanos Community Development Project; Insured: Natl-Re)	A+/Baa1	1,105,000	1,128,139
Port Oakland, 5.75% due 11/1/2012 (Port, Airport & Marina Improvements; Insured: Natl-Re/FGIC) (AMT)	A/A2	2,160,000	2,167,517
Port Oakland, 5.75% due 11/1/2014 (Insured: Natl-Re/FGIC) (AMT)	A/A2	745,000	747,228
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	2,500,000	2,790,625
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013 (Lease & Gas Tax)	A/NR	300,000	300,375
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,142,206
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,135,613
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,135,281
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,149,823
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Baa1	1,040,000	1,133,278
Riverside County, 0.25% due 12/1/2015 put 10/1/2010 (Riverside County Public Facility; LOC: State Street B&T Co.) (daily demand notes)	AA-/Aa2	1,200,000	1,200,000
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	AA-/A1	1,000,000	1,083,130
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A/A2	1,000,000	1,056,490
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	A/Baa1	3,310,000	2,795,560
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble)	A+/A1	1,100,000	1,255,903
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble)	A+/A1	625,000	723,956
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	A/Baa1	3,000,000	3,185,880
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	193,897
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	212,878
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	315,177

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
San Bernardino County Multi-Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	NR/Aaa	$3,100,000	$3,228,184
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,286,054
San Francisco City & County Airports Commission, 5.25% due 5/1/2013 pre-refunded 5/1/11 (Insured: Natl-Re)	NR/NR	425,000	436,977
San Francisco City & County Airports Commission, 5.25% due 5/1/2013 (Insured: Natl-Re)	A/A1	630,000	644,950
San Francisco City & County Redevelopment Agency, 0% due 7/1/2011 (George R. Moscone; Insured: Natl-Re)	AA-/Aa2	1,200,000	1,192,536
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone)	AA-/Aa2	1,200,000	1,149,432
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	A/Baa1	1,000,000	1,040,450
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AAA/Aa2	5,000,000	3,497,250
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: Natl-Re)	A/A2	1,000,000	1,060,400
San Jose Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Insured: Natl-Re)	A/A2	1,200,000	1,252,392
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	2,000,000	2,153,840
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	A/Baa1	1,000,000	1,001,400
San Mateo USD GO, 0% due 9/1/2019 (Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,459,580
Santa Barbara County, 5.25% due 12/1/2014 (Insured: AMBAC)	AA+/Aa3	1,145,000	1,225,757
Santa Clara County Financing Authority, 5.00% due 5/15/2012 (Multiple Facilities)	AA/Aa2	1,000,000	1,068,340
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	470,000	482,493
Solano County COP, 5.00% due 11/15/2013	AA-/A1	1,780,000	1,967,683
Solano County COP, 5.00% due 11/15/2016	AA-/A1	1,000,000	1,125,410
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,060,000	1,148,998
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	1,000,000	1,065,070
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	350,000	402,826
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	250,000	287,733
Torrance Hospital Revenue, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A+/A2	2,600,000	2,683,850
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community Facilities District No. 87)	A/Baa1	590,000	607,930
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A1	500,000	564,550
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A1	1,460,000	1,666,356
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A1	1,125,000	1,276,661
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A1	1,000,000	1,156,280
Twin Rivers USD GO, 0% due 4/1/2014	A+/NR	1,000,000	909,390
University of California, 4.00% due 5/15/2017 (Ltd. Project)	AA-/Aa2	1,250,000	1,380,750
Upper Lake Union High School District GO, 0% due 8/1/2020 (Capital Appreciation; Insured: Natl-Re)	NR/Baa1	1,050,000	613,883
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	445,000	504,425
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Redevelopment; Insured: AGM)	AAA/Aa3	255,000	273,944
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	A/NR	725,000	794,593
Washington USD Yolo County, 5.00% due 8/1/2021 (New High School; Insured: AMBAC)	A/NR	910,000	951,168
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	700,000	701,428

TOTAL INVESTMENTS — 97.97% (Cost $221,271,614)			$231,005,080
OTHER ASSETS LESS LIABILITIES — 2.03%			4,795,072

NET ASSETS — 100.00%			$235,800,152

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2010

ASSETS
Investments at value (cost $221,271,614) (Note 2)	$231,005,080
Cash	2,155,766
Receivable for investments sold	1,170,000
Receivable for fund shares sold	918,543
Interest receivable	2,799,787
Prepaid expenses and other assets	166

Total Assets	238,049,342

LIABILITIES
Payable for securities purchased	1,387,388
Payable for fund shares redeemed	419,169
Payable to investment advisor and other affiliates (Note 3)	155,839
Accounts payable and accrued expenses	43,996
Dividends payable	242,798

Total Liabilities	2,249,190

NET ASSETS	$235,800,152

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	9,733,466
Accumulated net realized gain (loss)	(223,492)
Net capital paid in on shares of beneficial interest	226,290,178

$235,800,152

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($114,813,316 applicable to 8,578,085 shares of beneficial interest outstanding - Note 4)	$13.38
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.58

Class C Shares:
Net asset value and offering price per share * ($42,039,186 applicable to 3,138,222 shares of beneficial interest outstanding - Note 4)	$13.40

Class I Shares:
Net asset value, offering and redemption price per share ($78,947,650 applicable to 5,892,722 shares of beneficial interest outstanding - Note 4)	$13.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,174,272)	$7,350,937

EXPENSES:
Investment advisory fees (Note 3)	940,667
Administration fees (Note 3)
Class A Shares	120,867
Class C Shares	41,919
Class I Shares	28,952
Distribution and service fees (Note 3)
Class A Shares	241,734
Class C Shares	335,351
Transfer agent fees
Class A Shares	32,312
Class C Shares	17,104
Class I Shares	12,261
Registration and filing fees
Class A Shares	43
Class C Shares	43
Class I Shares	43
Custodian fees (Note 3)	60,354
Professional fees	26,172
Accounting fees	4,734
Trustee fees	4,145
Other expenses	20,470

Total Expenses	1,887,171
Less:
Expenses reimbursed by investment advisor (Note 3)	(953)
Distribution fees waived (Note 3)	(167,676)
Fees paid indirectly (Note 3)	(1,072)

Net Expenses	1,717,470

Net Investment Income	5,633,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	68,938
Net change in unrealized appreciation (depreciation) of investments	4,863,894

Net Realized and Unrealized Gain	4,932,832

Net Increase in Net Assets Resulting from Operations	$10,566,299

See notes to financial statements.

Certified Annual Report     17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$5,633,467	$4,598,784
Net realized gain (loss) on investments	68,938	361,086
Increase (Decrease) in unrealized appreciation (depreciation) of investments	4,863,894	5,790,621

Net Increase (Decrease) in Net Assets Resulting from Operations	10,566,299	10,750,491

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,846,029)	(2,466,623)
Class C Shares	(895,557)	(626,833)
Class I Shares	(1,891,881)	(1,505,328)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	32,843,700	10,028,096
Class C Shares	15,149,787	9,046,521
Class I Shares	36,228,843	(2,380,406)

Net Increase in Net Assets	89,155,162	22,845,918

NET ASSETS:
Beginning of Year	146,644,990	123,799,072

End of Year	$235,800,152	$146,644,990

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$231,005,080	$—	$231,005,080	$—

Total Investments in Securities	$231,005,080	$—	$231,005,080	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $42 for Class A shares, and $911 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $1,555 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,523 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $167,676 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $1,072.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,682,819	$48,257,610	2,070,439	$26,212,377
Shares issued to shareholders in reinvestment of dividends	120,579	1,584,678	131,040	1,660,161
Shares repurchased	(1,296,692)	(16,998,588)	(1,417,806)	(17,844,442)

Net Increase (Decrease)	2,506,706	$32,843,700	783,673	$10,028,096

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,487,118	$19,552,458	968,746	$12,324,994
Shares issued to shareholders in reinvestment of dividends	45,232	595,327	34,750	441,022
Shares repurchased	(379,476)	(4,997,998)	(295,558)	(3,719,495)

Net Increase (Decrease)	1,152,874	$15,149,787	707,938	$9,046,521

Class I Shares
Shares sold	3,723,169	$49,022,751	2,296,396	$29,206,706
Shares issued to shareholders in reinvestment of dividends	80,780	1,063,454	86,889	1,099,647
Shares repurchased	(1,055,277)	(13,857,362)	(2,584,811)	(32,686,759)

Net Increase (Decrease)	2,748,672	$36,228,843	(201,526)	$(2,380,406)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $102,518,199 and $24,125,570, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$221,271,614

Gross unrealized appreciation on a tax basis	$9,835,171
Gross unrealized depreciation on a tax basis	(101,705)

Net unrealized appreciation (depreciation) on investments (tax basis)	$9,733,466

At September 30, 2010, the Fund did not have any undistributed tax-exempt, ordinary net income or undistributed capital gains.

At September 30, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $15,578. For tax purposes such losses will be reflected in the year ended September 30, 2011.

At September 30, 2010, the Fund had tax basis capital losses of $207,914, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

The Fund utilized $84,516 of capital loss carryforwards during the year ended September 30, 2010.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$5,626,927	$4,595,240
Ordinary income	6,540	3,544

Total Distributions	$5,633,467	$4,598,784

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class C shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25 of 1%.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

     Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94	0.97	0.97	0.97	5.29	13.69	$114,813
2009(b)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48	0.98	0.98	0.99	8.50	44.06	$79,455
2008(b)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32	1.00	0.98	1.00	1.42	34.88	$66,023
2007(b)	$12.77	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$12.73	3.37	0.99	0.99	1.01	3.10	22.71	$67,183
2006(b)	$12.79	0.40	(0.02)	0.38	(0.40)	—	(0.40)	$12.77	3.17	0.92	0.87	1.01	3.06	25.77	$80,589
2005(b)	$13.02	0.36	(0.23)	0.13	(0.36)	—	(0.36)	$12.79	2.75	1.00	0.99	1.02	0.98	26.33	$111,102
Class C Shares
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67	1.23	1.23	1.74	5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23	1.24	1.24	1.76	8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06	1.26	1.24	1.78	1.16	34.88	$15,963
2007	$12.78	0.40	(0.04)	0.36	(0.40)	—	(0.40)	$12.74	3.13	1.24	1.23	1.79	2.85	22.71	$14,449
2006	$12.80	0.37	(0.02)	0.35	(0.37)	—	(0.37)	$12.78	2.92	1.18	1.13	1.83	2.80	25.77	$16,801
2005	$13.03	0.32	(0.23)	0.09	(0.32)	—	(0.32)	$12.80	2.50	1.25	1.24	1.82	0.73	26.33	$20,021
Class I Shares
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27	0.63	0.63	0.63	5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81	0.65	0.65	0.65	8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66	0.65	0.63	0.65	1.77	34.88	$41,814
2007	$12.78	0.47	(0.04)	0.43	(0.47)	—	(0.47)	$12.74	3.71	0.66	0.65	0.68	3.44	22.71	$31,918
2006	$12.80	0.44	(0.02)	0.42	(0.44)	—	(0.44)	$12.78	3.50	0.66	0.55	0.71	3.39	25.77	$28,334
2005	$13.03	0.40	(0.23)	0.17	(0.40)	—	(0.40)	$12.80	3.09	0.68	0.67	0.73	1.31	26.33	$30,843

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 17, 2010

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,040.50	$4.96
Hypothetical*	$1,000.00	$1,020.21	$4.91
Class C Shares
Actual	$1,000.00	$1,039.90	$6.32
Hypothetical*	$1,000.00	$1,018.87	$6.25
Class I Shares
Actual	$1,000.00	$1,043.00	$3.23
Hypothetical*	$1,000.00	$1,021.91	$3.20

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.24%; I: 0.63%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (February 19, 1987 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	3.70%	3.94%	3.69%	4.78%
C Shares (Incep: 9/1/94)	4.57%	4.00%	3.56%	3.78%
I Shares (Incep: 4/1/97)	5.72%	4.61%	4.21%	4.33%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Fund of $5,626,927 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of California municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and comparative performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year was lower than the average return for the California municipal debt mutual fund category for which calendar year returns were presented, that the Fund’s returns had been higher than or comparable to the average returns for the category in most of the preceding ten calendar years, that the Fund’s investment returns had fallen at the median of the same category for the one-year period ended with the second quarter of the current year and had fallen in the top decile of the same category for the three-year and five-year periods, and further, that the Fund’s investment returns had fallen within the top quartile of a second fund category for the one-year period and had fallen in the top decile for the three-year and five-year periods for the same category. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the Fund’s management fee was comparable to the median fee and slightly higher than the average fee for the group of mutual funds assembled by the mutual fund analyst firm, that the Fund’s overall expense ratio was comparable to the average expense ratio and somewhat higher than the median expense ratio for the same fund group, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2010 (Unaudited)

that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH859

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps)

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

This page is not part of the Annual Report.    3

Important Information,

Continued

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from June 18, 1991 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	4.38%	5.28%	4.39%	4.39%	5.06%
With sales charge	2.28%	4.57%	3.97%	4.18%	4.95%

30-DAY YIELDS, A SHARES

As of September 30, 2010

Annualized Distribution Yield	SEC Yield
2.88%	1.68%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	132

Effective Duration	5.4 Yrs

Average Maturity	8.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

This page is not part of the Annual Report.    5

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 11, 2010

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal
Fund. The net asset value (NAV) of the Class A shares increased by 15 cents to $13.78 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 43.3 cents per share. If you reinvested your dividends, you received 44.0 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses.

The Class A shares of your Fund produced a total return of 4.38% at NAV over the fiscal year ended September 30, 2010, compared to 6.75% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer effective duration than the Thornburg New Mexico Intermediate Municipal Fund. Effective duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer effective durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer effective durations will also incur greater price depreciation (losses).

Josh Gonze Co-Portfolio Manager	The Economy and the Federal Reserve
On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

Christopher Ihlefeld Co-Portfolio Manager	The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate of 2.7% experienced since 1973. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and Industrial Loans and

Certified Annual Report     7

Letter to Shareholders,

Continued

Leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized businesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

CHART 1: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2009 - 9/30/2010

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

8    Certified Annual Report

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain, “The reports of my death have been greatly exaggerated.” We are not being a “Pollyanna,” there is a great deal of fiscal stress in the state. New Mexico’s estimated budget shortfall was $373 million, 7% of the $5.4 billion budget. Due to a stronger than average economy, this compares well to the 19% national average budget gap. The gap was closed with roughly equal amounts of spending cuts, federal aid, and tax increases. Officials project that the State will finish the 2011 fiscal year with a $223 million general fund reserve balance. New Mexico’s pension system is 83% funded, just below the national average.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) has increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the New Mexico Intermediate Municipal Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of 132 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart 2, on the following page, describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Certified Annual Report    9

Letter to Shareholders,

Continued

The Fund’s adherence to the discipline of the laddered structure served investors well. As you can see from Chart I on page 8, yields in the shorter segment of the 1–10 year maturity range of the market decreased more than any other segment of the market. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance. Additionally, overweighting out-of-favor sectors such as securities in the revenue and insured sectors, along with under-weights to securities in the general obligation sector, we added incremental performance. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure.
CHART 2: % OF PORTFOLIO MATURING

As of 9/30/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Thank you for investing in the Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	$4,000,000	$4,397,320
Albuquerque GO, 3.25% due 7/1/2011	AAA/Aa1	3,000,000	3,066,720
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	AAA/Aa2	1,775,000	1,700,929
Albuquerque GRT, 0% due 7/1/2012 (Insured: AGM)	AAA/Aa2	225,000	213,633
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,559,479
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,491,370
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	1,170,000	1,234,034
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	2,140,000	2,245,245
Albuquerque Municipal School District GO, 5.00% due 8/1/2015	AA/Aa1	655,000	657,391
Bernalillo County GO, 2.50% due 2/1/2013	AAA/Aaa	1,095,000	1,143,607
Bernalillo County GRT, 5.25% due 10/1/2012	AAA/Aa2	1,000,000	1,092,120
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	AA/Aa2	3,000,000	3,495,270
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	AAA/Aa2	3,170,000	3,939,866
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	AAA/Aa2	1,275,000	1,594,030
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	AAA/Aa2	3,850,000	4,858,315
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AAA/Aa1	1,520,000	1,790,849
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AAA/Aa1	1,000,000	1,193,690
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AAA/Aa1	1,420,000	1,602,513
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	NR/NR	555,000	557,742
Colfax County GRT, 5.00% due 9/1/2019	A-/NR	930,000	987,902
Colfax County GRT, 5.50% due 9/1/2029	A-/NR	2,510,000	2,625,033
Dona Ana County Pilot Revenue, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A-/NR	460,000	516,824
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,133,677
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	599,600
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	675,831
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,987,437
Farmington PCR, 4.00% due 6/1/2032 put 8/1/2012 (El Paso Electric Co.; Insured: Natl-Re/FGIC)	BBB/NR	2,000,000	2,007,280
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: AGM)	AAA/A1	6,095,000	6,259,077
Gallup PCR Tri-State Generation, 5.00% due 8/15/2011 (Insured: AMBAC)	A/Baa1	500,000	514,130
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	A/Baa1	3,345,000	3,528,072
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/Baa1	2,110,000	2,278,568
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/Baa1	3,540,000	3,803,872
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa1	1,565,000	1,796,432
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa1	1,655,000	1,882,778
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa1	1,745,000	1,967,453
Guam Government Ltd. Obligation Revenue, 5.375% due 12/1/2024	BBB-/NR	2,000,000	2,113,220
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2021	NR/Aa3	730,000	854,064
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2022	NR/Aa3	765,000	887,614
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2023	NR/Aa3	800,000	920,568
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2024	NR/Aa3	840,000	962,447

Certified Annual Report     11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Las Cruces Shared GRT Revenue, 5.00% due 6/1/2037	NR/Aa	$5,000,000	$5,343,600
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	AA+/Aa3	1,000,000	1,213,460
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	AA+/Aa3	1,000,000	1,178,080
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	AA+/Aa3	3,000,000	3,531,660
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	AA+/Aa3	1,000,000	1,171,420
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AAA/Aa3	1,265,000	1,404,960
Los Alamos Public School District, 2.00% due 8/1/2011 (State Aid Withholding)	NR/Aa1	2,150,000	2,178,831
Los Alamos Public School District, 2.00% due 8/1/2012 (State Aid Withholding)	NR/Aa1	1,025,000	1,051,998
Los Alamos Public School District, 2.00% due 8/1/2013 (State Aid Withholding)	NR/Aa1	2,160,000	2,234,628
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Insured: Fitch) (AMT)	NR/Aaa	2,000,000	2,153,280
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019	AAA/Aaa	1,000,000	1,163,520
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022	AAA/Aaa	3,000,000	3,397,230
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	NR/Aa3	2,280,000	2,523,436
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	AA+/Aa1	2,660,000	2,937,172
New Mexico Finance Authority, 5.00% due 6/15/2014 (Insured: Natl-Re)	AA+/Aa1	2,100,000	2,401,707
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,139,030
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	NR/Aa3	2,360,000	2,709,752
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	NR/Aa3	2,915,000	3,283,077
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	NR/Aa3	1,215,000	1,371,905
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	AA+/Aa1	365,000	410,439
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	AA-/Aa3	1,300,000	1,434,667
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	AA-/Aa3	7,000,000	7,648,830
New Mexico Highway Commission Senior Sub Lien Tax, 5.50% due 6/15/2014 pre-refunded 6/15/2011	AAA/Aa1	2,000,000	2,073,700
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2011 (Presbyterian Healthcare Services)	AA-/Aa3	2,915,000	2,997,903
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Services)	AA-/Aa3	3,205,000	3,379,256
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,998,115
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,154,980
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,368,651
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA-/Aa3	6,000,000	6,838,980
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,166,380
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	960,000	893,050
New Mexico MFA Forward Mtg, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	AAA/NR	100,000	104,326
New Mexico MFA MFR, 5.05% due 9/1/2027 (St. Anthony Apartments; Insured: FHA) (AMT)	NR/NR	890,000	836,885
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,482,082
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	NR/Aaa	2,000,000	2,057,440
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	NR/Aaa	1,910,000	1,964,855
New Mexico MFA MFR, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	NR/Aaa	2,785,000	2,864,985
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	AAA/NR	135,000	141,473
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,285,000	1,356,189
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	1,780,000	1,903,746
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	2,815,000	2,955,356

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AAA/NR	$1,595,000	$1,694,321
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	AAA/NR	980,000	1,048,296
New Mexico Mtg Finance Authority, 1.75% due 9/1/2012 (Villa Alegre; Insured: FHA)	AAA/NR	1,000,000	1,010,520
New Mexico Severance Tax, 4.00% due 7/1/2016	AA/Aa2	500,000	520,825
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AAA/Aa2	1,000,000	1,104,790
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa2	955,000	1,079,293
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA-/Aa2	555,000	629,098
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,074,530
Rio Rancho Public School District GO, 3.00% due 8/1/2012 (State Aid Withholding)	NR/Aa1	1,240,000	1,293,742
Rio Rancho Public School District GO, 4.00% due 8/1/2013 (State Aid Withholding)	NR/Aa1	1,210,000	1,316,214
Rio Rancho Public School District GO, 4.00% due 8/1/2014 (State Aid Withholding)	NR/Aa1	1,715,000	1,900,271
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	NR/Aa3	400,000	427,440
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	NR/Aa3	1,725,000	1,796,380
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/Aa3	1,225,000	1,383,417
Sandoval County Incentive Payment, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	1,000,000	1,039,050
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,941,265
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,420,000	1,511,831
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,399,267
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	939,000	939,939
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,836,064
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,665,000	1,666,116
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	991,280
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	990,489
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AAA/Aa3	1,000,000	1,124,200
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AAA/Aa3	1,520,000	1,846,344
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa1	1,400,000	1,568,098
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa1	1,535,000	1,708,271
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	BBB+/NR	990,000	991,049
Santa Fe GRT, 5.25% due 6/1/2014 (Insured: AMBAC)	AA+/Aa3	1,025,000	1,088,734
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	NR/A3	1,000,000	1,000,070
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/A3	1,500,000	1,624,050
University of New Mexico, 5.25% due 6/1/2013	AA/Aa2	665,000	712,321
University of New Mexico, 5.25% due 6/1/2014	AA/Aa2	335,000	357,774
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	AA/Aa3	1,590,000	1,848,613
University of New Mexico, 5.25% due 6/1/2015	AA/Aa2	1,195,000	1,316,400
University of New Mexico, 5.25% due 6/1/2016	AA/Aa2	645,000	688,847
University of New Mexico, 5.25% due 6/1/2017	AA/Aa2	1,730,000	1,846,118
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,825,000	1,944,665
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,200,000	1,321,908
University of New Mexico, 5.25% due 6/1/2021	AA/Aa2	1,000,000	1,065,330
University of New Mexico, 6.00% due 6/1/2021	AA/Aa2	610,000	736,093
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: AGM/FHA)	AAA/Aa3	2,920,000	3,230,630
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: AGM/FHA)	AAA/Aa3	2,000,000	2,205,140
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: AGM/FHA)	AAA/Aa3	2,000,000	2,197,560
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: AGM/FHA)	AAA/Aa3	3,000,000	3,296,340
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: AGM/FHA)	AAA/Aa3	3,000,000	3,296,340
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: AGM/FHA)	AAA/Aa3	2,310,000	2,507,505
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured AGM/FHA)	AAA/Aa3	500,000	543,390
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,004,120

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Villa Hermosa Multi-Family Housing, 5.85% due 11/20/2016 (Villa Hermosa Apartments; Collateralized: GNMA) (AMT)	NR/NR	$1,105,000	$1,073,353
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,856,675

TOTAL INVESTMENTS — 98.13% (Cost $234,178,301)			$249,151,412
OTHER ASSETS LESS LIABILITIES — 1.87%			4,757,869

NET ASSETS — 100.00%			$253,909,281

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

ASSETS
Investments at value (cost $234,178,301) (Note 2)	$249,151,412
Cash	1,134,817
Receivable for investments sold	900,000
Receivable for fund shares sold	368,463
Interest receivable	3,108,247
Prepaid expenses and other assets	888

Total Assets	254,663,827

LIABILITIES
Payable for fund shares redeemed	347,977
Payable to investment advisor and other affiliates (Note 3)	176,846
Accounts payable and accrued expenses	40,955
Dividends payable	188,768

Total Liabilities	754,546

NET ASSETS	$253,909,281

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	14,973,111
Accumulated net realized gain (loss)	(16,522)
Net capital paid in on shares of beneficial interest	238,978,516

$253,909,281

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($202,870,312 applicable to 14,724,144 shares of beneficial interest outstanding - Note 4)	$13.78
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.06

Class D Shares:
Net asset value, offering and redemption price per share ($24,068,007 applicable to 1,746,085 shares of beneficial interest outstanding - Note 4)	$13.78

Class I Shares:
Net asset value, offering and redemption price per share ($26,970,962 applicable to 1,958,430 shares of beneficial interest outstanding - Note 4)	$13.77

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,081,852)	$9,951,508

EXPENSES:
Investment advisory fees (Note 3)	1,199,226
Administration fees (Note 3)
Class A Shares	239,374
Class D Shares	25,163
Class I Shares	14,107
Distribution and service fees (Note 3)
Class A Shares	478,749
Class D Shares	198,601
Transfer agent fees
Class A Shares	59,645
Class D Shares	9,839
Class I Shares	2,648
Registration and filing fees
Class A Shares	530
Class D Shares	364
Class I Shares	490
Custodian fees (Note 3)	67,759
Professional fees	25,921
Accounting fees	9,555
Trustee fees	5,573
Other expenses	16,175

Total Expenses	2,353,719
Less:
Distribution fees waived (Note 3)	(99,300)
Fees paid indirectly (Note 3)	(4,006)

Net Expenses	2,250,413

Net Investment Income	7,701,095

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	290,642
Net change in unrealized appreciation (depreciation) of investments	2,643,615

Net Realized and Unrealized Gain	2,934,257

Net Increase in Net Assets Resulting from Operations	$10,635,352

See notes to financial statements.

16    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,701,095	$7,681,490
Net realized gain (loss) on investments	290,642	112,309
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,643,615	16,000,619

Net Increase (Decrease) in Net Assets Resulting from Operations	10,635,352	23,794,418

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,116,479)	(6,101,848)
Class D Shares	(587,742)	(551,422)
Class I Shares	(996,874)	(1,028,220)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	12,659,410	11,158,658
Class D Shares	6,475,741	545,907
Class I Shares	(909,152)	1,750,212

Net Increase in Net Assets	21,160,256	29,567,705

NET ASSETS:
Beginning of Year	232,749,025	203,181,320

End of Year	$253,909,281	$232,749,025

See notes to financial statements.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$249,151,412	$—	$249,151,412	$—

Total Investments in Securities	$249,151,412	$—	$249,151,412	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $108 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations. Distribution fees in the amount of $99,300 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $4,006.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,128,410	$28,865,038	2,378,616	$31,086,102
Shares issued to shareholders in reinvestment of dividends	279,226	3,785,910	282,925	3,693,096
Shares repurchased	(1,475,832)	(19,991,538)	(1,840,942)	(23,620,540)

Net Increase (Decrease)	931,804	$12,659,410	820,599	$11,158,658

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class D Shares
Shares sold	695,376	$9,431,570	391,536	$5,149,917
Shares issued to shareholders in reinvestment of dividends	33,430	453,643	33,869	442,320
Shares repurchased	(251,759)	(3,409,472)	(384,329)	(5,046,330)

Net Increase (Decrease)	477,047	$6,475,741	41,076	$545,907

Class I Shares
Shares sold	857,456	$11,590,412	194,089	$2,427,879
Shares issued to shareholders in reinvestment of dividends	53,486	724,088	59,290	773,319
Shares repurchased	(972,175)	(13,223,652)	(112,173)	(1,450,986)

Net Increase (Decrease)	(61,233)	$(909,152)	141,206	$1,750,212

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $41,239,733 and $17,774,925, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$234,178,301

Gross unrealized appreciation on a tax basis	$15,237,485
Gross unrealized depreciation on a tax basis	(264,374)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,973,111

At September 30, 2010, the Fund did not have any undistributed tax-exempt, ordinary net income or undistributed capital gains.

At September 30, 2010, the Fund had $16,522 in tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2015.

The Fund utilized $290,642 capital loss carryforwards during the year ended September 30, 2010.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$7,695,324	$7,677,759
Ordinary income	5,771	3,731

Total Distributions	$7,701,095	$7,681,490

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class D shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

22    Certified Annual Report

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Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38		7.70	$202,870
2009(b)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79		14.12	$187,940
2008(b)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		—	(c)	13.48	$163,928
2007(b)	$13.20	0.47	(0.10)	0.37	(0.47)	—	(0.47)	$13.10	3.55		0.98		0.97		0.98		2.82		17.38	$169,130
2006(b)	$13.22	0.45	(0.02)	0.43	(0.45)	—	(0.45)	$13.20	3.41		0.99		0.98		0.99		3.31		11.59	$196,163
Class D Shares
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11		7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)		13.48	$15,525
2007	$13.21	0.43	(0.10)	0.33	(0.43)	—	(0.43)	$13.11	3.30		1.23		1.23		1.77		2.57		17.38	$13,524
2006	$13.23	0.41	(0.02)	0.39	(0.41)	—	(0.41)	$13.21	3.15		1.24		1.24		1.82		3.04		11.59	$14,113
Class I Shares
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74		7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26		13.48	$23,728
2007(d)	$13.10	0.34	—	0.34	(0.34)	—	(0.34)	$13.10	3.95	(e)	0.63	(e)	0.62	(e)	0.63	(e)	2.64		17.38	$19,427

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total return figure was less than 0.01%.
(d)	Effective date of this class of shares was February 1, 2007. (e) Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,040.30	$4.89
Hypothetical*	$1,000.00	$1,020.28	$4.84
Class D Shares
Actual	$1,000.00	$1,038.90	$6.22
Hypothetical*	$1,000.00	$1,018.97	$6.16
Class I Shares
Actual	$1,000.00	$1,042.10	$3.11
Hypothetical*	$1,000.00	$1,022.02	$3.08

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.22%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (June 18, 1991 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	2.28%	3.97%	4.18%	4.95%
D Shares (Incep: 6/1/99)	4.11%	4.10%	4.11%	3.93%
I Shares (Incep: 2/1/07)	4.74%	—	—	5.33%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. For Class D shares and Class I shares there is no sales charge and no contingent deferred sales charge (CDSC).

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Fund of $7,695,324 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year was somewhat lower than the average return of the mutual fund category for which calendar year data was presented, that the Fund’s returns had exceeded or approached the average return of the same fund category in most of the preceding ten calendar years, that the Fund’s relative investment performance fell at the median of the same category for the one-year period ended with the second quarter of the current year and within the top quartile in the three-year and five-year periods, and that the Fund’s performance fell near or within the top quartile of a second category for the same one-year, three-year and five-year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was slightly higher than average expense ratio and comparable to the median expense ratio for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was slightly higher than the median and average fee rates for the same group of funds, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the differences in the circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to these events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2010 (Unaudited)

they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

34    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Investment Advisor: Thornburg Investment Management®

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH080

Important Information

The information presented on the following pages is current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – The index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A model portfolio of municipal obligations throughout the U.S., with an average maturity ranging from three to fifteen years.

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (BPS) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps)

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

This page is not part of the Annual Report.    3

Important Information,

Continued

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Insured Bond – A bond with interest and principal payments insured by a third party. Insured bonds are usually found as a feature of municipal bonds; they are purchased, underwritten and repackaged by a financial guarantee company who then sells the issue to investors.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasury Inflation Protected Securities (TIPS) – Either a U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

4    This page is not part of the Annual Report.

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence were recognized by Lipper in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.07% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses, for Class A shares, do not exceed 0.99%.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 5, 1997 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	3.68%	5.06%	4.30%	4.34%	4.38%
With sales charge	1.62%	4.36%	3.89%	4.13%	4.22%

30-DAY YIELDS, A SHARES

As of September 30, 2010

Annualized Distribution Yield	SEC Yield
3.14%	1.77%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.57% and the Annualized Distribution Yield would have been 2.94%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	52

Effective Duration	5.4 Yrs

Average Maturity	8.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg New York Intermediate Municipal Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 11, 2010

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal
Fund. The net asset value (NAV) of the Class A shares increased by 3 cents to $12.82 per share during the fiscal year ended September 30, 2010. If you were with us for the entire period, you received dividends of 42.7 cents per share. If you reinvested your dividends, you received 43.4 cents per share. Dividends per share were higher for Class I shares to account for varying class-
specific expenses.

Josh Gonze Co-Portfolio Manager

The Class A shares of your Fund produced a total return of 3.68% at NAV over the fiscal year ended September 30, 2010, compared to 6.75% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer effective duration than the Thornburg New York Intermediate Municipal Fund. Effective duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer effective durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer effective durations will also incur greater price depreciation (losses).

The Economy and the Federal Reserve

On September 20, 2010, the National Bureau of Economic Research (NBER) announced that the recession ended in June 2009. The 9.6% of the American work force currently unemployed may beg to differ with this evaluation. The duration of the recession was 18 months, making it the longest recession since World War II.

Christopher Ihlefeld Co-Portfolio Manager	The economic picture has been largely unchanged during the fiscal year. The economy is suffering from a high degree of slack in the utilization of its productive resources. Banks are not lending even though the Federal Reserve (Fed) has pumped considerable amounts of money into the economy. Inflation and inflation expectations are quite muted. Gross Domestic Product (GDP), a measure of a country’s overall economic output, recorded a 1.6% increase in the quarter ended June 30, 2010, much higher than the negative 6.8% decrease posted in the quarter ended December 31, 2009, but lower than the long-term average growth rate experienced since 1973 of 2.7%. Capacity utilization, a measure of an economy’s usage of its productive resources, is running around 74.7%, well off the series low of 68.3% recorded in June of 2009 but below its long-term average of 81%. The Fed, seeking to bolster aggregate demand for goods and services, has pumped a tremendous amount of money into the economy. M2, a broad measure of money and money substitutes, has grown 15.9% since the beginning of 2008. But the velocity of M2, a measure of the rate at which money in circulation is used in transactions, is falling. Whether lending institutions are not lending or small and midsize businesses are not borrowing, the result is the same. Commercial and Industrial Loans and

Certified Annual Report    7

Letter to Shareholders,

Continued

Leases (loans to corporations, commercial enterprises, or joint ventures) have decreased 15.2% since January of 2008. Small and midsized businesses, normally the engines of economic growth, are being starved of needed capital. Now let’s look at one measure of inflation, the Consumer Price Index (CPI). The year-over-year change in headline CPI has been running between 1.1% and 1.2% for the last three months. Core CPI (headline CPI less the food and energy components) has been running at 0.9% for the last four months. The market’s expectations of future inflation as measured by the inflation expectations used in the pricing of Treasury Inflation Protected Securities (TIPS) with five years to maturity has been running around the 1.4% rate. So inflation, the bane of fixed income investors, has been low and the market expects it to remain low.

The Federal Open Market Committee (FOMC) maintained a very accommodative stance toward monetary policy by keeping the Fed Funds rate effectively at 0% throughout the fiscal year. In addition to keeping the Fed Funds rate low, central banks around the world engaged in a policy known as “quantitative easing,” buying back bonds and other assets to boost demand and fight off deflation. The Fed bought $1.7 trillion in bonds to accomplish this goal. As these assets mature, the market is wondering what the Fed will do with the proceeds – buy more bonds (and what type of bonds?) or return the money to the Treasury. In their September 21, 2010 release the FOMC stated, “The Committee also will maintain their existing policy of reinvesting principal payments for their securities holdings.” So the Fed’s accommodative monetary policy will remain unchanged “for an extended period.”

As we look forward over the next 6–12 months, we believe the Fed will keep short-term interest rates low and the market will keep the slope of the yield curve (difference between long-term and short-term interest rates) steep. Of course if we see signs of an increase in economic activity, we will reevaluate this position. The next move by the Fed, in terms of short-term interest rates, would seem to be an increase, easy to say when short-term interest rates have reached the lower limit of zero.

The Municipal Market

The municipal market has performed very well over the fiscal year. The reasons for this performance are as follows: assets have continued to flow out of municipal money market funds and into municipal bond funds (primarily short-term municipal bond funds), investors’ appetite for risk assets has been whetted after their performance in 2009, and finally, anticipation of increased taxes has added to the allure of municipal bonds. Yields on the benchmark AAA general obligation bond have decreased during the fiscal year, but not uniformly for all maturities. Chart I illustrates these changes for maturities from 1 to 30 years.

CHART 1: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

10/1/2009 - 9/30/2010

Yields decreased anywhere from 0.12% (12 basis points) to 0.40% (40 basis points) depending on maturity. Notice that, in general, shorter maturities decreased in yield more than longer term maturities. This situation was caused by the in-flow of assets into short-term municipal bond funds from municipal money market funds.

8    Certified Annual Report

Not only have the general level of interest rates decreased over the past 12 months, but market participants have become less fearful when it comes to pricing credit risk. To illustrate this point, we will introduce the concept of “implied default rates.” The implied default rate is derived from current market prices for bonds of various credit categories (assuming different recovery rates) compared to a “default free” bond’s price. The implied default rate of all investment grade bonds with ten years of maturity for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index on September 30, 2009, as we calculated it, was 10.7% assuming a recovery rate of 60%. On August 31, 2010, the same implied default rate was 8.1%, a marked decrease from the beginning of the year. These implied default rates are well in excess of the historic default rates for investment grade municipal bonds, as calculated by Standard and Poor’s, of 0.09%.

As investors, we have been inundated with news reports concerning the impending disaster awaiting the municipal bond market due to the poor financial condition of state and local governments. We would like to borrow a concept from Mark Twain, “The reports of my death have been greatly exaggerated.” We are not being a “Pollyanna,” there is a great deal of fiscal stress in the state.

New York State legislators finally passed a budget (125 days late, California was only 100 days late). The state will increase revenues an additional $1 billion, by increasing taxes on the sale of clothing and a variety of businesses. The Governor’s communications director hailed the passage, “Today the state finalized a budget that closes a $9.2 billion budget gap.” That would place the budget gap at 6.7% of the $136.5 billion budget. Nationally the Center on Budget and Policy Priorities estimated that fiscal year 2011 budget gaps, “totaled $121 billion or 19 percent of budgets in 46 states.” New York’s budget gaps have been smaller than many parts of the country because the local economy, buoyed by recent Wall Street earnings, has held up relatively well. Notably the State closed the deficit with the help of $5.2 billion of spending cuts, and did not use deficit borrowings. New York’s pension system is 107% funded, well above the national average. Florida, Washington and Wisconsin joined New York as the only four states to have fully funded pension systems.

A Word about Municipal Bond Market Risk

The combination of a very accommodative Fed (Federal Funds rate near zero) and the continued disintermediation of assets out of municipal money market funds into municipal bond funds (mostly short-term municipal bond funds) have increased the interest rate risk in the municipal bond market. On December 31, 2008, municipal money market funds totaled almost $495 billion (50% of the combined municipal bond and money market fund total). By December 31, 2009, municipal money market funds totaled almost $401 billion (41% of the combined total). Today approximately $350 billion of investor’s assets remain in municipal money market funds or almost 36% of the combined municipal money market and bond fund assets. The reason for this exodus is quite simple: investors do not like to earn close to 0% on their invested funds no matter how “safe” they are. Although we do not anticipate much change in interest rates for the next 6–12 months, the next move in all likelihood will be to the upside. This means that investors should be ready for some capital losses in the future. The trade-off between the extra income earned in a bond fund and the expected capital loss can be mitigated by establishing an appropriate holding period for the investment. We believe that investors in the New York Intermediate Municipal Fund should plan to own the Fund for at least three years in order to decrease the chance that fluctuations in net asset value might overwhelm the income component of their total return.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 52 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a

Certified Annual Report     9

Letter to Shareholders,

Continued

ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart 2 describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Fund’s adherence to the discipline of the laddered structure served investors well. As you can see from Chart I on page 8, yields in the shorter segment of the 1–10 year maturity range of the market decreased more than any other segment of the market. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance. Additionally, overweighting out-of-favor sectors, such as the revenue and insured sectors, along with under-weights to securities in the general obligation sector, we added incremental performance. We plan to continue to search for out-of-favor opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure.

CHART 2: % OF PORTFOLIO MATURING

As of 9/30/10. Percentages vary over time.

Data may not add up to 100% due to rounding.

Thank you for investing in the Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility- Student Housing; Insured: AGM)	AAA/Aa3	$1,000,000	$1,151,190
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	465,000	483,777
Brookhaven IDA Civic Facility Revenue, 4.25% due 11/1/2037 put 11/1/2011 (LOC: North Fork Bank)	NR/NR	1,075,000	1,075,516
Clarence Central School District, 5.00% due 5/15/2016 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,000,000	2,129,520
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,180,124
Erie County IDA School Facilities Revenue, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,135,930
Guam Government Ltd. Obligation Revenue, 5.375% due 12/1/2024	BBB-/NR	1,000,000	1,056,610
Metropolitan Transportation Authority, 5.25% due 11/15/2024 (Insured: AGM)	AAA/Aa3	1,000,000	1,072,460
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	495,000	500,277
Nassau County IDA, 4.75% due 3/1/2026 (NY Institute of Technology)	BBB+/Baa2	1,000,000	1,030,610
Nassau County Industrial Development Agency, 5.25% due 3/1/2020 (NY Institute of Technology)	BBB+/Baa2	235,000	259,276
New York City GO, 5.00% due 8/1/2025	AA/Aa2	400,000	441,808
New York City GO, 0.31% due 4/1/2035 put 10/1/2010 (SPA: Dexia) (daily demand notes)	AA/Aa2	300,000	300,000
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,205,530
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	AAA/A2	1,000,000	1,063,620
New York City Transitional Finance Authority, 5.25% due 8/1/2016 pre-refunded 8/1/2012 (Insured: AMBAC)	AAA/Aaa	135,000	147,043
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	AAA/Aaa	865,000	933,966
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	AA-/Aa3	1,000,000	1,136,920
New York City Transitional Finance Authority, 5.00% due 11/1/2020	AAA/Aaa	1,000,000	1,145,940
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	552,902
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	NR/A1	1,000,000	1,103,220
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/NR	370,000	379,039
New York Dormitory Authority, 5.25% due 8/15/2013 (Master Boces; Insured: AGM)	AAA/Aa3	1,000,000	1,038,660
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,144,690
New York Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AAA/Aa3	585,000	649,602
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	694,866
New York Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	1,000,000	1,162,800
New York Dormitory Authority, 5.00% due 10/1/2018 (School District Revenue; Insured: AGM)	AAA/Aa3	1,000,000	1,133,900
New York Dormitory Authority, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Mental Health Services; Insured: Natl-Re)	AA-/NR	585,000	611,828
New York Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,470,532
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	NR/Aa1	925,000	937,848
New York Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A/A3	1,000,000	1,168,440
New York Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/A1	1,000,000	1,089,570

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	$1,000,000	$1,082,100
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AAA/Aa3	500,000	547,470
New York Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/Baa1	1,000,000	1,049,250
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	AAA/Aa2	1,000,000	1,071,620
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: AGM)	AAA/Aa3	1,000,000	1,129,900
New York Environmental Facilities Corp., 6.875% due 6/15/2014 (State Revolving Fund)	AAA/Aaa	400,000	402,112
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	A+/A1	1,000,000	1,102,360
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,125,010
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,162,570
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	NR/Aa3	450,000	455,625
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College Project)	NR/Baa2	1,000,000	1,059,720
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AAA/Aa2	1,000,000	1,140,380
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	AAA/NR	750,000	767,093
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,084,250
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	AA-/Aa2	1,410,000	1,574,307
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	790,791
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A1	210,000	215,000
Utica Industrial Development Agency, 5.375% due 7/15/2019 (Munson Williams Proctor Institute)	NR/A1	525,000	532,072
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	1,350,000	1,352,577

TOTAL INVESTMENTS — 96.51% (Cost $45,714,862)			$48,232,221
OTHER ASSETS LESS LIABILITIES — 3.49%			1,742,547

NET ASSETS — 100.00%			$49,974,768

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement

See notes to financial statements.

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2010

ASSETS
Investments at value (cost $45,714,862) (Note 2)	$48,232,221
Cash	1,006,352
Receivable for investments sold	10,000
Receivable for fund shares sold	237,982
Interest receivable	642,075
Prepaid expenses and other assets	908

Total Assets	50,129,538

LIABILITIES
Payable for fund shares redeemed	54,282
Payable to investment advisor and other affiliates (Note 3)	26,683
Accounts payable and accrued expenses	33,300
Dividends payable	40,505

Total Liabilities	154,770

NET ASSETS	$49,974,768

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	2,517,359
Accumulated net realized gain (loss)	(32,830)
Net capital paid in on shares of beneficial interest	47,507,086

$49,974,768

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($48,203,052 applicable to 3,760,178 shares of beneficial interest outstanding - Note 4)	$12.82
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.08

Class I Shares:
Net asset value, offering and redemption price per share ($1,771,716 applicable to 138,218 shares of beneficial interest outstanding - Note 4)	$12.82

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Interest income (net of premium amortized of $193,780)	$1,935,597

EXPENSES:
Investment advisory fees (Note 3)	221,674
Administration fees (Note 3)
Class A Shares	54,525
Class I Shares	357
Distribution and service fees (Note 3)
Class A Shares	109,051
Transfer agent fees
Class A Shares	21,726
Class I Shares	4,357
Registration and filing fees
Class A Shares	292
Custodian fees (Note 3)	25,692
Professional fees	23,825
Accounting fees	2,031
Trustee fees	1,051
Other expenses	10,357

Total Expenses	474,938
Less:
Expenses reimbursed by investment advisor (Note 3)	(37,827)
Fees paid indirectly (Note 3)	(488)

Net Expenses	436,623

Net Investment Income	1,498,974

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	6,049
Net change in unrealized appreciation (depreciation) of investments	252,625

Net Realized and Unrealized Gain	258,674

Net Increase in Net Assets Resulting from Operations	$1,757,648

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,498,974	$1,286,130
Net realized gain (loss) on investments	6,049	40,909
Increase (Decrease) in unrealized appreciation (depreciation) of investments	252,625	2,647,069

Net Increase (Decrease) in Net Assets Resulting from Operations	1,757,648	3,974,108

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,473,778)	(1,286,130)
Class I Shares	(25,196)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,862,026	6,741,948
Class I Shares	1,738,988	—

Net Increase in Net Assets	9,859,688	9,429,926

NET ASSETS:
Beginning of Year	40,115,080	30,685,154

End of Year	$49,974,768	$40,115,080

See notes to financial statements.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$48,232,221	$—	$48,232,221	$—

Total Investments in Securities	$48,232,221	$—	$48,232,221	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $33,166 for Class A shares and $4,661 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $1,710 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $488.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,220,966	$15,381,956	957,975	$11,722,549
Shares issued to shareholders in reinvestment of dividends	81,263	1,024,581	75,315	924,154
Shares repurchased	(678,311)	(8,544,511)	(481,247)	(5,904,755)

Net Increase (Decrease)	623,918	$7,862,026	552,043	$6,741,948

Class I Shares*
Shares sold	137,346	$1,727,927	—	$—
Shares issued to shareholders in reinvestment of dividends	1,412	17,935	—	—
Shares repurchased	(540)	(6,874)	—	—

Net Increase (Decrease)	138,218	$1,738,988	—	$—

*	The effective date of this class of shares was February 1, 2010.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $14,510,799 and $5,051,627, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$45,714,862

Gross unrealized appreciation on a tax basis	$2,881,367
Gross unrealized depreciation on a tax basis	(364,008)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,517,359

At September 30, 2010, the Fund did not have any undistributed tax-exempt, ordinary net income or undistributed capital gains.

The Fund utilized $6,049 of capital loss carryforwards during the year ended September 30, 2010.

At September 30, 2010, the Fund had tax basis capital losses of $32,830, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2014.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Tax exempt income	$1,497,309	$1,284,314
Ordinary income	1,665	1,816

Total Distributions	$1,498,974	$1,286,130

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38	0.99		0.99		1.07		3.68	11.79	$48,203
2009(b)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67	0.99		0.99		1.07		11.77	13.00	$40,115
2008(b)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61	1.01		0.99		1.08		0.07	13.42	$30,685
2007(b)	$12.38	0.46	(0.08)	0.38	(0.46)	—	(0.46)	$12.30	3.74	1.01		0.99		1.11		3.13	14.91	$33,016
2006(b)	$12.44	0.45	(0.06)	0.39	(0.45)	—	(0.45)	$12.38	3.66	1.01		0.99		1.11		3.23	15.38	$34,849
Class I Shares
2010(c)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2010.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Certified Annual Report	Certified Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

22    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,044.70	$5.07
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class I Shares
Actual	$1,000.00	$1,046.40	$3.43
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    23

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (September 5, 1997 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	1.62%	3.89%	4.13%	4.22%
I Shares (Incep: 2/1/10)	—	—	—	5.22	%*

*	Not annualized for periods less than one year.

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

24    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

26    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    27

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010 dividends paid by the Fund of $1,497,309 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York

Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in

28    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of New York municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year was lower than the average return for the New York municipal debt mutual fund category for which calendar year returns were presented, that the Fund’s returns had been higher than or comparable to the average returns for the category in most of the preceding ten calendar years, that the Fund’s investment returns had fallen within the lowest quartile of the same category for the one-year period ended with the second quarter of the current year but had fallen above the median for the category in the three-year and five year periods, and similarly, that the Fund’s investment return fell within the lowest quartile of a second fund category for the one-year period but fell above the median for the three-year and five-year periods for the same category. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of New York municipal debt mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged by the Advisor to the Fund was comparable to the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly higher than the median and comparable to the average expense ratio for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s

Certified Annual Report    29

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2010 (Unaudited)

breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

30    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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32    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    35

Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
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Investment Advisor: Thornburg Investment Management®

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH860

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally less than five years.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	CUSIPS	NASDAQ SYMBOLS
Class A	885-215-103	LTUSX
Class B	885-215-848	LTUBX
Class C	885-215-830	LTUCX
Class I	885-215-699	LTUIX
Class R3	885-215-491	LTURX

Limited Term Income Fund
Class A	885-215-509	THIFX
Class C	885-215-764	THICX
Class I	885-215-681	THIIX
Class R3	885-215-483	THIRX

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009 or 2010.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Capital U.S. Corporate Index – The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Lipper Short-Intermediate Investment Grade Category – Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.94%, as disclosed in the most recent Prospectus.

PORTFOLIO LADDER
As of September 30, 2010

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from November 16, 1987 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	4.69%	5.88%	5.10%	5.08%	5.98%
With sales charge	3.12%	5.34%	4.79%	4.92%	5.91%

30-DAY YIELDS

As of September 30, 2010

	Annualized Distribution Yield	SEC Yield
A Shares	2.77%	1.85%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	159
Effective Duration	2.5 Yrs
Average Maturity	2.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 10.

4    This page is not part of the Annual Report.

Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 1.04% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses, for Class A shares, do not exceed 0.99%.

PORTFOLIO LADDER

As of September 30, 2010

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from October 1, 1992 through September 30, 2010

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	8.91%	7.33%	5.86%	5.70%	5.79%
With sales charge	7.23%	6.79%	5.54%	5.54%	5.70%

30-DAY YIELDS

As of September 30, 2010

	Annualized Distribution Yield	SEC Yield
A Shares	3.60%	2.28%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 2.17% and the Annualized Distribution Yield would have been 3.50%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2010

Number of Bonds	390
Effective Duration	3.3 Yrs
Average Maturity	4.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

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Thornburg Limited Term Income Funds

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Jason Brady, CFA Portfolio Manager, Thornburg Limited Term U.S. Government Fund Co-Portfolio Manager Thornburg Limited Term Income Fund

October 17, 2010

Dear Fellow Shareholder:

We are very pleased to present the annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2010. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 16 cents per share in the period to $13.94. If you were invested for the entire period, you received dividends of 41.3 cents per share. If you reinvested your dividends, you received 41.8 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 60 cents in the period to $13.41 per share. If you were invested for the entire period, you received dividends of 51.8 cents per share. If you reinvested your dividends, you received 52.8 cents per share. Dividends per share were lower for Class B and C shares and higher for Class I and R3 shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Lon Erickson, CFA Co-Portfolio Manager Thornburg Limited Term Income Fund

The yields on U.S. Treasuries were volatile over the course of the past year, with a change in the shape of the yield curve as well as general price appreciation in U.S. Treasuries driving returns in that sector. This appreciation was largely the source of strong investor returns across both Funds. This is in contrast to the previous year, where the considerable tightening in spreads (the additional yield the market requires for investing in risky securities versus credit risk-free U.S. Treasuries) on all non-Treasury bond asset classes drove returns. The two-year U.S. Treasury moved from a 0.95% yield to a 0.40% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 3.31% yield to a 2.54% yield. As you can see, relatively, front-end securities moved less in yield than longer-term securities. This “flattening” of the yield curve was primarily the result of a stagnant U.S. economy and the market’s corresponding expectation that the Federal Reserve would purchase additional securities for its balance sheet in a second round of “quantitative easing.”

The aforementioned policy actions were largely due to a continued stagnation in the global economy. Despite this stagnation, credit spreads, after initially tightening in the fourth quarter of 2009, mainly hung around their average for the last 10 years. The Barclays Capital U.S. Corporate Bond Index, as an example, gained 12.27% over the course of the fiscal year ended September 30, 2010, with 8.49% of that due only to the underlying risk-free interest rate movement. The additional spread that investors were paid in yield to invest in the average corporate bond moved from 2.18% on September 30, 2009 to 1.70% on September 30, 2010.

While both Funds have outperformed their yield over the past two years, the math of fixed income securities is inexorable: this cannot continue. It is important for you as a shareholder to understand that while yield is a terrible measure of year-to-year returns (just look at the last three years), over the life of each individual security the best case scenario for return is the initially promised income. Furthermore, that yield is not just the income you will likely receive over time, but is also the cushion

Certified Annual Report    7

Letter to Shareholders,

Continued

these securities provide on a year-to-year basis against negative events. In early 2009 we could discuss the difficult economic environment but at the same time note that many classes of fixed income securities were providing a tremendous amount of income, which was likely to significantly cushion the blow of future negative surprises. Now that cushion has eroded and accrued to you as the investor in the form of income, as well as net asset value gain.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 4.69% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government Index produced a 6.19% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 4.44%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 8.91% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/ Credit Index produced a 7.77% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 7.64%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their effective durations somewhat shorter than the indices during much of the past year and as a result were at something of a disadvantage due to the yield curve flattening. At the same time, Thornburg’s prudent credit selection and corporate bond overweight within the Income Fund, clearly benefited the Fund. That overweight (which we decreased slightly over the course of the year as prices appreciated dramatically) was the biggest contributor to Fund outperformance for the fiscal year. In times of tightening credit spreads, U.S. Treasuries underperform any other fixed income security. Similarly, while the Thornburg Limited Term U.S. Government Fund continues to hold only instruments guaranteed by the U.S. government or government sponsored enterprises, the Fund’s holdings in non-Treasury securities including agency debentures and mortgages (which we continue to hold as a notable overweight) outperformed duration-matched U.S. Treasuries. We remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results and in aggregate position the Funds well for continued solid returns.

Looking forward, we believe that the scope for further price appreciation in fixed income is limited. Though the economic environment appears to have stabilized, we continue to have some significant misgivings. Consumer credit continues to contract with negative implications for spending. Unemployment continues to be high and is stubbornly refusing to go down. Though the financial system has survived due to significant government intervention, the distance between mere survival and significant growth remains large. Furthermore, price appreciation in the fixed income universe has been significant. This is not to say that fixed income is a bad asset class without any place in investors’ portfolios. We are working hard to position the Funds in a prudent way, such that you can remain comfortable holding them as a part of your overall asset allocation.

In this, as in any environment, high-quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind.

8    Certified Annual Report

No matter the direction of interest rates or credit spreads in the near-term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This strategy balances duration and yield in a way that is designed to provide the best risk-adjusted bond returns over time. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund continue to be appropriate vehicles for those looking for core bond investments.

Thank you very much for investing in our Funds.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2010

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 9.30%
United States Treasury Notes, 4.625%, 10/31/2011	$2,000,000	$2,093,438
United States Treasury Notes, 4.875%, 6/30/2012	4,000,000	4,315,938
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,126,094
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,936,523
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,702,969
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,096,914
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,313,140	2,501,892
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,483,280	4,873,213
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,492,050	6,018,944

TOTAL U.S. TREASURY SECURITIES (Cost $30,611,725)		33,665,925

U.S. GOVERNMENT AGENCIES — 15.97%
[a] EJM Airport LLC Lease Revenue Bond, 6.271%, 5/15/2020	2,598,571	2,988,357
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	237,515
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	273,554
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,107,888
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,304,258
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,539,702
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	3,099,828
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,662,900
Federal Home Loan Mtg Corp., 5.50%, 3/28/2016	1,190,000	1,217,915
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,521,848
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,786,784
Federal National Mtg Assoc., 2.00%, 3/26/2015	3,000,000	3,070,409
[a] Overseas Private Investment Corp., 4.10%, 11/15/2014	1,128,000	1,190,040
[b] Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,420,250
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	3,020,171
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,608,478
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	860,694	966,223
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	4,055,513	4,557,542
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	3,465,571	3,938,660
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,332,248
[a,c] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,696,449	2,993,059

TOTAL U.S. GOVERNMENT AGENCIES (Cost $53,295,884)		57,837,629

MORTGAGE BACKED — 65.02%
Federal Home Loan Mtg Assoc., CMO Series 3684 Class CM, 2.50%, 8/15/2024	3,003,503	3,076,896
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	535,611	593,313
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	904,094	978,899

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2010

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	$2,366,386	$2,508,112
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	2,255,929	2,428,852
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	1,919,967	2,077,335
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	1,000,000	1,102,279
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	4,185,535	4,657,200
Federal Home Loan Mtg Corp., CMO Series 2585 Class CJ, 4.50%, 12/15/2032	3,138,720	3,323,988
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	2,500,000	2,710,194
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50%, 6/15/2018	897,757	935,221
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	438,446	450,250
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	597,605	634,686
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,200,714
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,090,750
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,575,000	2,779,731
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	2,028,497	2,185,583
Federal Home Loan Mtg Corp., CMO Series 2738 Class QE, 5.00%, 7/15/2032	1,945,000	2,106,985
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00%, 8/15/2032	1,500,000	1,616,818
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00%, 10/15/2032	2,000,000	2,183,298
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	2,400,000	2,522,388
[b] Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00%, 2/15/2033	1,470,000	1,596,310
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	5,878,337	6,383,994
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	824,578	848,841
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	3,999,015	4,330,676
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	2,500,000	2,638,800
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	1,022,056	1,084,671
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50%, 5/15/2034	1,480,923	1,589,112
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	3,000,000	3,172,128
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50%, 10/15/2016	1,258,012	1,304,145
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50%, 11/15/2030	2,250,000	2,370,856
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	5,275,000	5,467,909
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	5,535,000	5,743,631
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50%, 4/15/2031	1,340,513	1,365,846
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00%, 1/15/2031	975,191	990,088
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00%, 5/15/2028	130,346	130,254
Federal Home Loan Mtg Corp., CMO Series 3219 Class PD, 6.00%, 11/15/2035	3,000,000	3,315,467
Federal Home Loan Mtg Corp., CMO Series 3228 Class PC, 5.50%, 7/15/2030	2,957,355	2,990,101
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	2,399,458	2,563,182
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	477,294	490,057
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	2,000,000	2,113,506
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,094,749
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	3,000,000	3,119,104
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	2,401,130	2,591,516
Federal Home Loan Mtg Corp., CMO Series 3477, Class VA, 5.50%, 7/15/2019	4,259,854	4,653,211
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,562,410	2,839,307
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00%, 5/15/2039	1,660,127	1,814,198
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	1,565,506	1,665,851
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	1,794,396	1,916,835
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	3,728,561	3,996,964
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	1,091,823	1,163,570
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	1,403,153	1,453,696
Federal Home Loan Mtg Corp., Pool 1N1736, 5.355%, 4/1/2037	484,688	510,928
Federal Home Loan Mtg Corp., Pool 298107, 10.25%, 8/1/2017	19,491	22,701
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	1,053,283	1,105,001

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2010

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	$9,225	$9,679
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	21,323	23,443
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	3,461,455	3,674,416
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	885,895	938,391
Federal Home Loan Mtg Corp., Pool G13517, 4.00%, 5/1/2024	2,933,962	3,068,397
[d] Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	4,511,354	4,741,679
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,860,864	3,079,705
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	64,970	70,881
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	983,919	1,030,890
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	1,017,000	1,111,107
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	2,330,000	2,539,688
Federal National Mtg Assoc., CMO Series 2003-44 Class CB, 4.25%, 3/25/2033	1,803,353	1,890,552
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	554,078	574,690
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	1,013,298	1,077,134
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	1,000,000	1,099,473
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	2,000,000	2,146,823
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,141,414
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,897,000	3,108,006
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	941,216	976,632
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	2,770,377	2,922,424
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	1,473,238	1,620,658
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	1,031,776	1,104,407
[b] Federal National Mtg Assoc., CMO Series 2006-57 Class PC, 5.50%, 10/25/2032	1,780,000	1,994,913
Federal National Mtg Assoc., CMO Series 2006-78 Class MB, 5.50%, 7/25/2034	3,000,000	3,286,223
Federal National Mtg Assoc., CMO Series 2007-42 Class YA, 5.50%, 1/25/2036	1,685,514	1,763,404
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	3,747,399	4,020,337
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,916,000	3,030,937
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	1,000,000	1,042,545
Federal National Mtg Assoc., CMO Series 2007-83 Class PA, 6.00%, 3/25/2029	773,519	778,368
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,509,086	2,714,241
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00%, 7/25/2019	1,254,407	1,344,877
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	3,455,084	3,810,495
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,893,002	2,054,761
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	1,023,452	1,099,639
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	2,225,344	2,360,897
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	1,508,064	1,612,362
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	2,252,925	2,410,321
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,913,220	3,204,246
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	4,534,941	4,673,968
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	14,228	15,779
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	8,505	8,877
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	6,438	6,719
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	50,317	56,344
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	9,409	9,937
Federal National Mtg Assoc., Pool 250387, 7.00%, 11/1/2010	83	83
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	15,599	16,833
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	88,548	97,523
[d] Federal National Mtg Assoc., Pool 255412, 6.00%, 10/1/2034	1,175,252	1,283,317
Federal National Mtg Assoc., Pool 334996, 7.00%, 2/1/2011	710	716
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	168,304	187,628
Federal National Mtg Assoc., Pool 384243, 6.10%, 10/1/2011	573,165	581,497
Federal National Mtg Assoc., Pool 406384, 8.25%, 12/1/2024	95,936	107,142

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2010

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	$46,492	$51,027
Federal National Mtg Assoc., Pool 516363, 5.00%, 3/1/2014	38,671	41,011
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	17,087	19,355
[d] Federal National Mtg Assoc., Pool 725863, 6.00%, 10/1/2034	1,531,998	1,672,866
Federal National Mtg Assoc., Pool 895572, 5.701%, 6/1/2036	1,166,522	1,226,293
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	3,634,345	3,842,610
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	3,000,000	3,144,023
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	2,535,223	2,673,570
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	2,929,860	3,089,743
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	1,231,825	1,332,736
Federal National Mtg Assoc., REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	849,153	875,869
Federal National Mtg Assoc., REMIC Series 2008-3 Class VB, 5.00%, 10/25/2022	1,000,000	1,008,615
Federal National Mtg Assoc., REMIC Series 2008-86 Class PC, 5.00%, 3/25/2034	5,000,000	5,458,966
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	4,097,073	4,163,319
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,472,770	1,630,670
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	20,448	22,518
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	963,734	1,036,503
Government National Mtg Assoc., Pool 410240, 7.00%, 12/15/2010	498	499
Government National Mtg Assoc., Pool 410846, 7.00%, 12/15/2010	572	572
Government National Mtg Assoc., Pool 430150, 7.25%, 12/15/2026	28,151	31,575
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	19,588	21,447
Government National Mtg Assoc., Pool 780448, 6.50%, 8/15/2011	5,818	5,901

TOTAL MORTGAGE BACKED (Cost $229,000,784)		235,475,803

TOTAL INVESTMENTS — 90.29% (Cost $312,908,393)		$326,979,357
OTHER ASSETS LESS LIABILITIES — 9.71%		35,159,497

NET ASSETS — 100.00%		$362,138,854

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Segregated as collateral for a when-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $2,993,059, representing 0.83% of the Fund’s net assets.
d	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2010

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.72%
United States Treasury Notes, 1.00% due 4/30/2012	AAA/Aaa	$2,500,000	$2,525,391
United States Treasury Notes, 1.75% due 4/15/2013	AAA/Aaa	2,500,000	2,575,879
United States Treasury Notes, 2.50% due 3/31/2015	AAA/Aaa	6,500,000	6,893,301
United States Treasury Notes, 5.125% due 5/15/2016	AAA/Aaa	1,000,000	1,197,891
United States Treasury Notes, 4.875% due 8/15/2016	AAA/Aaa	2,000,000	2,374,609
United States Treasury Notes, 3.00% due 2/28/2017	AAA/Aaa	2,000,000	2,151,406

TOTAL U.S. TREASURY SECURITIES (Cost $16,604,480)			17,718,477

U.S. GOVERNMENT AGENCIES — 3.08%
[a] Agribank FCB, 9.125% due 7/15/2019	A/NR	8,060,000	9,997,092
[b] EJM Airport LLC Lease Revenue Bond, 6.271% due 5/15/2020 (Guaranty: United States of America)	NR/NR	6,496,428	7,470,892
Federal National Mtg Assoc., 7.00% due 3/1/2011	AAA/Aaa	160	161
Federal National Mtg Assoc., 5.095% due 12/1/2011	AAA/Aaa	115,827	118,293
Federal National Mtg Assoc., 7.491% due 8/1/2014	AAA/Aaa	19,684	19,684
Federal National Mtg Assoc., 2.00% due 3/26/2015	AAA/Aaa	3,000,000	3,070,409
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,608,478
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37%due 4/1/2028	NR/NR	3,411,395	3,825,441
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	895,540	945,290
[a,b] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	A-/NR	2,471,745	2,743,637

TOTAL U.S. GOVERNMENT AGENCIES (Cost $29,399,820)			31,799,377

OTHER GOVERNMENT — 1.37%
[a,c] Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,114,882
[c] Export-Import Bank of Korea, 8.125% due 1/21/2014	A/A1	1,250,000	1,467,188
[c] Export-Import Bank of Korea, 5.875% due 1/14/2015	A/A1	3,000,000	3,352,806
[a,c] Government of Bermuda, 5.603% due 7/20/2020	AA/Aa2	3,000,000	3,243,000
[c] Nova Scotia Province Canada, 5.75% due 2/27/2012	A+/Aa2	500,000	535,890
[c] Province of Ontario Canada, 4.10% due 6/16/2014	AA-/Aa1	4,000,000	4,392,780

TOTAL OTHER GOVERNMENT (Cost $13,015,483)			14,106,546

MORTGAGE BACKED — 15.13%
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	AAA/Aaa	1,334,044	1,432,439
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	AAA/Aaa	5,000,000	5,390,466
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	AAA/Aaa	1,346,635	1,402,832
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	AAA/Aaa	2,580,667	2,680,651
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	AAA/Aaa	1,000,000	1,070,087
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	AAA/Aaa	5,000,000	5,390,666
Federal Home Loan Mtg Corp., CMO Series 2738 Class QE, 5.00% due 7/15/2032	AAA/Aaa	3,000,000	3,243,524

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	AAA/Aaa	$4,000,000	$4,297,001
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	AAA/Aaa	1,207,105	1,275,798
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	AAA/Aaa	1,042,000	1,131,534
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	AAA/Aaa	2,640,999	2,868,179
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	AAA/Aaa	824,578	848,841
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	AAA/Aaa	2,954,799	3,199,858
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	AAA/Aaa	3,000,000	3,166,560
Federal Home Loan Mtg Corp., CMO Series 2902 Class QE, 5.50% due 6/15/2033	AAA/Aaa	1,400,000	1,527,367
Federal Home Loan Mtg Corp., CMO Series 2915 Class KD, 5.00% due 9/15/2033	AAA/Aaa	4,046,000	4,406,869
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	AAA/Aaa	2,779,388	2,995,056
Federal Home Loan Mtg Corp., CMO Series 3054 Class DW, 5.50% due 5/15/2034	AAA/Aaa	946,276	1,015,407
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	AAA/Aaa	3,146,042	3,353,785
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	AAA/Aaa	5,000,000	5,254,665
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	AAA/Aaa	1,950,382	1,980,176
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	5,300,000	5,955,613
Federal Home Loan Mtg Corp., CMO Series 3255 Class QB, 5.50% due 5/15/2029	AAA/Aaa	3,000,000	3,043,781
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	AAA/Aaa	1,806,180	1,876,364
Federal Home Loan Mtg Corp., CMO Series 3541 Class PA, 5.00% due 5/15/2039	AAA/Aaa	2,490,191	2,721,297
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	AAA/Aaa	3,131,012	3,331,701
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	AAA/Aaa	2,691,595	2,875,252
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AAA/Aaa	1,170,090	1,204,819
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	AAA/Aaa	4,768,107	5,132,842
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	AAA/Aaa	2,348,000	2,559,308
Federal National Mtg Assoc., CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	AAA/Aaa	43,466	43,439
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	AAA/Aaa	1,502,163	1,560,552
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	AAA/Aaa	830,896	883,838
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	AAA/Aaa	3,000,000	3,218,508
Federal National Mtg Assoc., CMO Series 2005-35 VG, 5.00% due 4/25/2016	AAA/Aaa	1,222,876	1,301,215
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	AAA/Aaa	2,128,162	2,331,361
Federal National Mtg Assoc., CMO Series 2006-51 Class PB, 5.50% due 8/25/2033	AAA/Aaa	3,000,000	3,216,515
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	AAA/Aaa	4,661,250	5,100,057
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	AAA/Aaa	3,456,559	3,659,668
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	AAA/Aaa	3,000,000	3,118,248
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	AAA/Aaa	3,345,448	3,623,790
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	AAA/Aaa	2,926,951	3,138,047
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	AAA/Aaa	1,893,002	2,049,135
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	AAA/Aaa	2,388,054	2,565,824
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AAA/Aaa	6,777,211	7,229,215
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	AAA/Aaa	3,708,907	3,934,829
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	AAA/Aaa	2,101,483	2,270,786
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	AAA/Aaa	3,770,161	4,002,261
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	AAA/Aaa	3,082,720	3,300,298
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	AAA/Aaa	2,803,098	3,027,501
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AAA/Aaa	1,031,917	1,096,049
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	AAA/Aaa	4,519,178	4,910,357
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	AAA/Aaa	3,691,369	3,869,214
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AAA/Aaa	16,895	18,588
Government National Mtg Assoc., Pool 827148, 3.375% due 2/20/2024	AAA/Aaa	33,120	34,153

TOTAL MORTGAGE BACKED (Cost $153,029,052)			156,136,186

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ASSET BACKED SECURITIES — 5.97%

BANKS — 0.03%
COMMERCIAL BANKS — 0.03%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.858% due 2/25/2035	B-/C	$978,434	$138,430
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.516% due 3/25/2035	NR/NR	1,051,200	160,577

			299,007

CONSUMER SERVICES — 0.39%
HOTELS, RESTAURANTS & LEISURE — 0.39%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	NR/NR	4,000,000	4,023,840

			4,023,840

DIVERSIFIED FINANCIALS — 5.13%
CAPITAL MARKETS — 4.53%
[a] AHMAT Mtg Advance Trust, Series 2010-ADV1 Class A1, 3.968% due 8/6/2022	AAA/NR	2,000,000	2,000,000
Banc America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 3.531% due 2/25/2035	NR/NR	2,838,118	349,166
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	NR/NR	3,000,000	3,139,418
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 2.979% due 7/25/2034	A+/Aa3	354,314	302,184
[a,c] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,034,212
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 4.092% due 3/25/2034	AA/A1	440,372	206,217
Commercial Mtg Pass-Through Certificates, Series 2001-J1A Class C, 6.83% due 2/14/2034	NR/Aaa	3,500,000	3,543,091
Countrywide Home Loan, Series 2004 Class 1-A, 2.827% due 7/20/2034	AAA/Aa3	501,276	449,917
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	3,000,000	3,083,046
Greenwich Capital Commercial Funding Corp., Series 2004-GG1 Class A5, 4.883% due 6/10/2036	AAA/Aaa	1,500,000	1,522,634
[a] GS Mtg Securities Corp. II, Series 2001-ROCK Class C, 6.878% due 5/3/2018	AAA/Aaa	545,000	558,783
[a] GS Mtg Securities Corp. II, Series 2007-EOP Class A1, 0.348% due 3/6/2020	AAA/Aaa	4,991,452	4,846,220
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,332,965
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 1.756% due 10/25/2028	A+/A2	1,202,133	467,925
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 2.786% due 8/25/2034	AA/NR	861,206	388,675
Morgan Stanley Dean Witter Capital Trust, Series 2001 Xl-280 Class C, 6.756% due 2/3/2016	NR/Aaa	825,000	841,132
Nomura Asset Securities Corp., Series 1998-D6 Class A2, 7.287% due 3/15/2030	AAA/Aaa	5,683,000	6,407,715
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	4,003,024
Wachovia Bank Commercial Mtg Trust, Series 2005-C21 Class A-4, 5.374% due 10/15/2044	AAA/Aaa	3,000,000	3,275,200
CONSUMER FINANCE — 0.49%
[a] First Financial Bank USA, Series 2010-C Class B, 5.19% due 9/17/2018	NR/NR	2,000,000	2,000,000
[a] World Financial Network Series 2010-1A Class A, 4.16% due 11/15/2012	AAA/NR	3,000,000	3,024,235
DIVERSIFIED FINANCIAL SERVICES — 0.11%
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	AA-/Aa1	1,009,540	1,130,371

			52,906,130

INSURANCE — 0.42%
INSURANCE — 0.42%
[a] Northwind Holdings LLC, Series 2007-1A Class A1 Floating Rate Bond, 1.077% due 12/1/2037 (Insured: MBIA)	NR/NR	5,666,018	4,312,916

			4,312,916

TOTAL ASSET BACKED SECURITIES (Cost $66,397,668)			61,541,893

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
CORPORATE BONDS — 54.31%

AUTOMOBILES & COMPONENTS — 2.10%
AUTOMOBILES — 2.10%
[a] American Honda Finance, 5.125% due 12/15/2010	A+/A1	$1,500,000	$1,513,125
[a] American Honda Finance, 2.639% due 6/29/2011	A+/A1	3,500,000	3,557,575
[a] Harley-Davidson Funding Corp., 6.80% due 6/15/2018 (Guaranteed: Harley-Davidson Credit Corp.)	BBB/Baa1	2,500,000	2,718,223
[a] Harley-Davidson Funding Corp., 5.25% due 12/15/2012 (Guaranteed: Multiple Guarantors)	BBB/Baa1	3,000,000	3,158,271
[a] Hertz Vehicle Financing LLC, 2.60% due 2/15/2015	NR/Aaa	5,000,000	5,058,234
a,[d] Hyundai Capital America, 3.75% due 4/6/2016 (Guaranteed: Hyundai Motor Co.)	NR/NR	500,000	498,965
[a,c] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB/Baa2	4,000,000	4,365,596
Toyota Motor Credit Corp., 4.35% due 12/15/2010	AA/Aa2	800,000	806,226

			21,676,215

BANKS — 8.15%
COMMERCIAL BANKS — 8.15%
[a,c] ANZ National International, 6.20% due 7/19/2013	AA/Aa2	1,000,000	1,111,379
[a,c] ANZ National International Ltd., 3.125% due 8/10/2015 (Guaranteed: ANZ National International Ltd.)	AA/Aa2	4,000,000	4,049,924
[a,c] Barclays Bank plc, 2.50% due 9/21/2015	NR/NR	5,000,000	5,026,035
Charter One Bank NA, 5.50% due 4/26/2011	A-/A2	1,750,000	1,794,140
[c] Corp Andina de Fomento, 3.75% due 1/15/2016	A+/A1	6,000,000	6,026,310
[a,c] Danske Bank A/S, 3.75% due 4/1/2015	A/Aa3	4,000,000	4,175,220
[a,c] HSBC Bank plc, 3.50% due 6/28/2015	AA/Aa2	2,000,000	2,097,924
HSBC Bank USA, N.A., 4.875% due 8/24/2020	AA-/A1	1,000,000	1,043,000
[a,c] ICICI Bank Ltd., 5.50% due 3/25/2015	BBB-/Baa2	5,000,000	5,275,590
National City Bank Floating Rate Note, 0.663% due 6/7/2017	A/A2	4,000,000	3,590,720
Nations Bank Corp., 7.23% due 8/15/2012	A/A2	250,000	273,375
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,114,328
[c] Royal Bank of Scotland plc, 3.40% due 8/23/2013 (Guaranteed: Royal Bank of Scotland Group plc)	A+/Aa3	1,000,000	1,025,205
[c] Royal Bank of Scotland plc, 3.95% due 9/21/2015 (Guaranteed: Royal Bank of Scotland Group plc)	A+/Aa3	4,000,000	4,041,820
[c] Santander Financial Issuances Ltd., 6.375% due 2/15/2011 (Guaranteed: Banco Santander SA)	AA-/Aa3	4,000,000	4,078,032
[a,c] Santander Issuances, 6.50% due 8/11/2019 (Guaranteed: Banco Santander SA)	AA-/Aa3	5,000,000	5,233,155
Silicon Valley Bank, 5.70% due 6/1/2012	BBB+/A2	3,500,000	3,643,643
Silicon Valley Bank, 6.05% due 6/1/2017	BBB/A3	1,000,000	1,053,882
[a,c] Societe Generale, 3.10% due 9/14/2015	A+/Aa2	6,000,000	6,039,107
Sovereign Bank, 5.125% due 3/15/2013	A-/Baa1	4,000,000	4,190,352
[a,c] Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	3,040,233
[a] Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	3,067,443
[c] Westpac Banking Corp., 3.00% due 8/4/2015	AA/Aa1	2,000,000	2,042,722
Whitney National Bank, 5.875% due 4/1/2017	BB/Baa1	4,000,000	3,708,108
[a,c] Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	5,243,936
Zions Bancorp, 7.75% due 9/23/2014	BBB-/NR	1,000,000	1,059,597

			84,045,180

CAPITAL GOODS — 3.96%
AEROSPACE & DEFENSE — 0.16%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,687,856
ELECTRICAL EQUIPMENT — 0.24%
Emerson Electric Co., 4.125% due 4/15/2015	A/A2	500,000	551,015
Emerson Electric Co., 5.75% due 11/1/2011	A/A2	800,000	842,158

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Hubbell, Inc., 6.375% due 5/15/2012	A/A3	$1,000,000	$1,070,528
INDUSTRIAL CONGLOMERATES — 2.04%
General Electric Capital Corp., 4.875% due 10/21/2010	AA+/Aa2	2,500,000	2,504,893
General Electric Capital Corp. Floating Rate Note, 0.431% due 6/20/2014	AA+/Aa2	4,000,000	3,826,200
General Electric Co., 5.25% due 12/6/2017	AA+/Aa2	2,500,000	2,813,750
[a,c] Smiths Group plc, 7.20% due 5/15/2019 (Guaranteed: Smiths Group plc)	BBB+/Baa2	3,000,000	3,580,587
[a] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	2,500,000	2,781,037
Textron, Inc., 6.20% due 3/15/2015	BBB-/Baa3	5,000,000	5,561,170
MACHINERY — 1.52%
Caterpillar Financial Services Corp., 5.85% due 9/1/2017	A/A2	1,500,000	1,763,292
Caterpillar Financial Services Corp. Floating Rate Note, 1.039% due 6/24/2011	A/A2	3,200,000	3,217,645
[c] Ingersoll-Rand Global Holding Co., 9.50% due 4/15/2014	BBB+/Baa1	500,000	618,667
[a] ITW CUPIDS Finance Trust I, 6.55% due 12/31/2011	NR/A1	5,000,000	5,019,485
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,739,181
[a,c] Volvo Treasury AB, 5.95% due 4/1/2015	BBB-/Baa2	3,000,000	3,273,312

			40,850,776

COMMERCIAL & PROFESSIONAL SERVICES — 0.53%
COMMERCIAL SERVICES & SUPPLIES — 0.53%
Allied Waste North America, Inc., 6.875% due 6/1/2017	BBB/Baa3	4,000,000	4,415,000
Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,086,346

			5,501,346

CONSUMER DURABLES & APPAREL — 0.53%
HOUSEHOLD DURABLES — 0.27%
Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa3	2,500,000	2,836,450
TEXTILES, APPAREL & LUXURY GOODS — 0.26%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,683,319

			5,519,769

CONSUMER SERVICES — 0.75%
HOTELS, RESTAURANTS & LEISURE — 0.75%
International Game Technology, 7.50% due 6/15/2019	BBB/Baa2	6,515,000	7,742,556

			7,742,556

DIVERSIFIED FINANCIALS — 6.82%
CAPITAL MARKETS — 3.49%
[c] AMVESCAP plc, 5.375% due 2/27/2013 (Guaranteed: Invesco Ltd.)	A-/A3	5,606,000	5,977,773
Bear Stearns Co., Inc., 4.50% due 10/28/2010	A+/Aa3	3,000,000	3,008,154
[a,c] CDP Financial, Inc., 3.00% due 11/25/2014 (Guaranteed: Caisse de Depot et Placement du Quebec)	NR/NR	4,000,000	4,153,708
[a] FMR LLC, 4.75% due 3/1/2013	A+/A2	5,000,000	5,295,615
[a,c] Macquarie Group Ltd., 7.30% due 8/1/2014	A-/A2	3,000,000	3,392,055
[a,c] Macquarie Group Ltd., 7.625% due 8/13/2019	NR/NR	1,000,000	1,164,309
[a,c] Macquarie Group Ltd., 6.00% due 1/14/2020	A-/A2	1,000,000	1,045,678
[a,c] Macquarie Group Ltd., 4.875% due 8/10/2017	A-/A2	3,000,000	3,042,885
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A/A2	2,000,000	2,243,392
Morgan Stanley Floating Rate Note, 2.876% due 5/14/2013	NR/A2	5,000,000	5,095,460
[c] Nomura Holdings, Inc., 5.00% due 3/4/2015	BBB+/Baa2	1,500,000	1,620,093
CONSUMER FINANCE — 0.45%
American Express Credit Corp., 5.875% due 5/2/2013	BBB+/A2	3,000,000	3,301,788
Capital One Bank, 6.50% due 6/13/2013	BBB/A3	300,000	331,925

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Capital One Financial Corp., 5.70% due 9/15/2011	BBB/Baa1	$950,000	$990,112
DIVERSIFIED FINANCIAL SERVICES — 2.88%
Bank of America Corp., 7.40% due 1/15/2011	A-/A3	1,500,000	1,527,338
Bank of America Corp., 4.50% due 4/1/2015	A/A2	1,000,000	1,049,246
[a] Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	AA/Aa2	3,000,000	3,168,030
[a] Bank of America Institutional Series B, 7.70% due 12/31/2026	BB/Baa3	2,000,000	2,047,500
[a,c] BM&F Bovespa SA, 5.50% due 7/16/2020	BBB+/Baa2	1,000,000	1,064,739
Citigroup, Inc., 6.50% due 8/19/2013	A/A3	1,000,000	1,104,870
Citigroup, Inc., 6.125% due 5/15/2018	A/A3	500,000	545,506
Citigroup, Inc., 5.00% due 9/15/2014	A-/Baa1	3,000,000	3,115,920
Citigroup, Inc., 6.00% due 12/13/2013	A/A3	2,000,000	2,192,768
[a] CME Group Index Services, 4.40% due 3/15/2018	AA/Aa3	4,000,000	4,249,628
[c] Korea Development Bank, 8.00% due 1/23/2014	A/A1	3,000,000	3,509,271
MBNA Corp., 6.125% due 3/1/2013	A/A2	1,000,000	1,082,705
[a,c] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,140,132
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,864,030

			70,324,630

ENERGY — 5.60%
ENERGY EQUIPMENT & SERVICES — 1.52%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A-/A2	2,000,000	2,252,348
Nabors Industries, Inc., 9.25% due 1/15/2019	BBB/Baa2	4,000,000	5,118,376
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,354,521
OIL, GAS & CONSUMABLE FUELS — 4.08%
[c] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,080,852
ConocoPhillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,114,014
[a] DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	1,500,000	1,996,005
Enbridge Energy Partners LP, 9.875% due 3/1/2019	BBB/Baa2	2,000,000	2,727,276
[c] Enbridge, Inc., 5.80% due 6/15/2014	A-/Baa1	2,000,000	2,289,506
Energy Transfer Partners LP, 6.00% due 7/1/2013	BBB-/Baa3	1,000,000	1,096,775
Energy Transfer Partners LP, 9.00% due 4/15/2019	BBB-/Baa3	1,000,000	1,281,360
Enterprise Products Operating LLC, 5.20% due 9/1/2020	BBB-/Baa3	1,000,000	1,082,844
Enterprise Products Operating LLC, 3.70% due 6/1/2015	BBB-/Baa3	1,000,000	1,049,704
Enterprise Products Participating LP, 7.50% due 2/1/2011	BBB-/Baa3	250,000	255,171
[a] Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,110,238
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	802,799
[c] Norsk Hydro A/S, 6.70% due 1/15/2018 (Guaranteed: Statoil Petroleum AS)	AA-/Aa2	1,000,000	1,241,200
NuStar Logistics, 7.65% due 4/15/2018	BBB-/Baa3	3,000,000	3,641,889
Phillips Petroleum Co., 9.375% due 2/15/2011	A/A1	900,000	929,967
[a] Semco Energy, Inc., 5.15% due 4/21/2020	BBB+/A3	3,000,000	3,279,651
[c] Shell International Finance, 3.10% due 6/28/2015 (Guaranteed: Royal Dutch Shell plc)	AA/Aa1	3,000,000	3,158,322
Sunoco Logistics Partner, 8.75% due 2/15/2014	BBB/Baa2	4,500,000	5,267,416
[a,c] Woodside Finance Ltd., 8.125% due 3/1/2014	A-/Baa1	1,500,000	1,764,245
[a,c] Woodside Finance Ltd., 8.75% due 3/1/2019	A-/Baa1	2,500,000	3,265,910
[a,c] Woodside Finance Ltd., 4.50% due 11/10/2014	A-/Baa1	1,500,000	1,609,632

			57,770,021

FOOD, BEVERAGE & TOBACCO — 2.13%
BEVERAGES — 0.75%
Anheuser Busch Cos., Inc., 4.70% due 4/15/2012	BBB+/Baa2	1,000,000	1,055,552
Anheuser Busch Cos., Inc., 4.375% due 1/15/2013	BBB+/Baa2	2,000,000	2,130,048
[a,c] Bacardi Ltd., 8.20% due 4/1/2019	BBB/Baa1	1,500,000	1,947,548
Coca Cola Co., 5.75% due 3/15/2011	A+/Aa3	200,000	204,716

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a,c] Sabmiller plc, 6.50% due 7/15/2018	BBB+/Baa1	$2,000,000	$2,407,176
FOOD PRODUCTS — 0.21%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,019,245
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB-/Baa2	1,000,000	1,110,593
TOBACCO — 1.17%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,197,447
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	3,000,000	4,060,806
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,000,000	5,723,310
UST, Inc., 5.75% due 3/1/2018	BBB/NR	1,000,000	1,080,438

			21,936,879

HEALTH CARE EQUIPMENT & SERVICES — 0.22%
HEALTH CARE PROVIDERS & SERVICES — 0.22%
McKesson Corp., 6.50% due 2/15/2014	A-/Baa2	1,000,000	1,147,252
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,132,460

			2,279,712

HOTELS RESTAURANTS & LEISURE — 0.42%
HOTELS, RESTAURANTS & LEISURE — 0.42%
[a] Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,695,983
[a,c] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	1,500,000	1,638,978

			4,334,961

INSURANCE — 4.25%
INSURANCE — 4.25%
Aflac, Inc., 3.45% due 8/15/2015	A-/A2	500,000	518,845
Alterra Finance LLC, 6.25% due 9/30/2020 (Guaranteed: Alterra Holdings USA, Inc.)	BBB/Baa2	3,000,000	3,010,944
Aon Corp., 3.50% due 9/30/2015	BBB+/Baa2	1,000,000	1,018,781
Aon Corp., 5.00% due 9/30/2020	BBB+/Baa2	1,000,000	1,021,215
CNA Financial Corp., 6.50% due 8/15/2016	BBB-/Baa3	2,035,000	2,209,349
Fidelity National Financial, 6.60% due 5/15/2017	BBB-/Baa3	5,000,000	5,159,480
[a] Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	1,059,053
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	1,000,000	1,056,216
International Lease Finance Corp., 5.00% due 9/15/2012	BB+/B1	2,000,000	1,990,000
[a] Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,051,217
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	1,060,655
[a] Ohio National Financial Services, 6.375% due 4/30/2020	A/Baa1	1,000,000	1,086,082
[a] Pacific Life Global Funding CPI Floating Rate Note, 3.23% due 2/6/2016	A+/A1	8,000,000	7,835,360
[a] Principal Life Global Funding, 4.40% due 10/1/2010	A/Aa3	4,000,000	4,000,000
[a,c] QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	7,000,000	6,546,498
Transatlantic Holdings, Inc., 5.75% due 12/14/2015	BBB+/Baa1	5,000,000	5,249,080

			43,872,775

MATERIALS — 1.52%
CHEMICALS — 0.62%
[a] Chevron Phillips Chemical, 7.00% due 6/15/2014	BBB/Baa1	4,000,000	4,625,944
Chevron Phillips Chemical, 7.00% due 3/15/2011	BBB/Baa1	500,000	512,736
E.I. du Pont de Nemours & Co., 5.00% due 1/15/2013	A/A2	333,000	364,254
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	348,081
[c] Potash Corp. of Saskatchewan, 5.25% due 5/15/2014	A-/Baa1	500,000	555,277
CONSTRUCTION MATERIALS — 0.49%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	4,150,000	5,004,170

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
METALS & MINING — 0.41%
[a,c] Anglo American Capital, 9.375% due 4/8/2014	BBB/Baa1	$1,000,000	$1,231,178
[c] Arcelormittal, 3.75% due 8/5/2015	BBB/Baa3	3,000,000	3,032,043

			15,673,683

MEDIA — 1.38%
MEDIA — 1.38%
Comcast Corp., 6.30% due 11/15/2017	BBB+/Baa1	1,000,000	1,179,909
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625% due 5/15/2016 (Guaranteed: DIRECTV Holdings LLC)	BBB-/Baa2	5,000,000	5,575,000
[c] Thomson Reuters Corp., 5.95% due 7/15/2013	A-/Baa1	2,000,000	2,245,394
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,214,095
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,767,960
Time Warner Co., Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	244,927

			14,227,285

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.51%
BIOTECHNOLOGY — 0.99%
Biogen Idec, Inc., 6.875% due 3/1/2018	BBB+/Baa3	5,000,000	5,867,165
[a] Genzyme Corp., 3.625% due 6/15/2015	A-/Baa2	3,000,000	3,181,350
[a] Genzyme Corp., 5.00% due 6/15/2020	A-/Baa2	1,000,000	1,111,935
PHARMACEUTICALS — 0.52%
Abbott Labs, 3.75% due 3/15/2011	AA/A1	500,000	507,671
Pfizer, Inc., 5.35% due 3/15/2015	AA/A1	2,500,000	2,884,360
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 2.998% due 2/1/2014	AA/A1	2,000,000	1,996,700

			15,549,181

REAL ESTATE — 1.10%
REAL ESTATE INVESTMENT TRUSTS — 1.10%
Commonwealth REIT, 5.875% due 9/15/2020	BBB/Baa2	2,000,000	1,990,274
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB/Baa2	4,000,000	4,196,460
[a] Digital Realty Trust LP, 5.875% due 2/1/2020	BBB/Baa2	1,000,000	1,063,123
[a] Digital Realty Trust LP, 4.50% due 7/15/2015	BBB/Baa2	4,000,000	4,129,704

			11,379,561

RETAILING — 0.60%
SPECIALTY RETAIL — 0.60%
Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	2,500,000	2,795,958
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,857,369
Staples, Inc., 7.75% due 4/1/2011	BBB/Baa2	1,500,000	1,548,795

			6,202,122

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	5,000,000	5,735,460

			5,735,460

SOFTWARE & SERVICES — 0.79%
INFORMATION TECHNOLOGY SERVICES — 0.32%
Computer Sciences Corp., 5.50% due 3/15/2013	A-/Baa1	1,000,000	1,087,487
Electronic Data Systems Corp., 6.00% due 8/1/2013	A/A2	1,000,000	1,136,557
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,148,510

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SOFTWARE — 0.47%
BMC Software, Inc., 7.25% due 6/1/2018	BBB+/Baa2	$4,000,000	$4,829,824

			8,202,378

TECHNOLOGY HARDWARE & EQUIPMENT — 0.63%
COMPUTERS & PERIPHERALS — 0.63%
Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	568,803
[a,c] Seagate Technology International, 10.00% due 5/1/2014	BBB/Baa3	5,000,000	5,900,000

			6,468,803

TELECOMMUNICATION SERVICES — 2.69%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.69%
AT&T, Inc., 4.85% due 2/15/2014	A/A2	1,000,000	1,107,410
AT&T, Inc., 5.80% due 2/15/2019	A/A2	750,000	894,031
Cellco Partnership, 3.75% due 5/20/2011	A/A2	1,000,000	1,019,838
Cellco Partnership Floating Rate Note, 2.946% due 5/20/2011	A/A2	2,000,000	2,033,300
[a,b] Hidden Ridge Facility, 5.65% due 1/1/2022	A/Baa1	5,000,000	5,000,000
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A/NR	3,000,000	3,754,446
[a,c] Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,123,760
[c] Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,308,370
[c] Telefonica Emisiones SAU, 6.421% due 6/20/2016 (Guaranteed: Telefonica SA)	A-/Baa1	5,000,000	5,860,345
[a,c] Telemar Norte Leste SA, 5.50% due 10/23/2020	BBB-/Baa2	3,000,000	3,037,500
Verizon Communications, Inc., 6.10% due 4/15/2018	A/A3	500,000	594,584

			27,733,584

TRANSPORTATION — 0.59%
AIR FREIGHT & LOGISTICS — 0.05%
FedEx Corp., 8.76% due 5/22/2015	BBB/Baa1	455,875	512,310
AIRLINES — 0.27%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	BBB+/Baa2	141,649	148,732
Delta Air Lines, Inc., 6.20% due 7/2/2018	NR/NR	2,500,000	2,600,000
ROAD & RAIL — 0.27%
GATX Corp., 4.75% due 5/15/2015	BBB/Baa1	1,000,000	1,069,197
Ryder System, Inc., 7.20% due 9/1/2015	BBB+/Baa1	1,500,000	1,765,864

			6,096,103

UTILITIES — 7.48%
ELECTRIC UTILITIES — 4.19%
Aquila, Inc., 7.95% due 2/1/2011	BBB/Baa3	1,500,000	1,531,774
Centerpoint Energy, 7.00% due 3/1/2014	BBB+/A3	2,000,000	2,359,668
Commonwealth Edison Co., 6.15% due 3/15/2012	A-/Baa1	910,000	976,160
[a,c] E. ON International Finance BV, 5.80% due 4/30/2018 (Guaranteed: E. ON AG)	A/A2	2,000,000	2,366,684
[a,c] Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,410,459
Empire District Electric Co., 4.65% due 5/28/2020	BBB+/A3	3,000,000	3,187,641
Entergy Gulf States, Inc., 5.70% due 6/1/2015	BBB+/A3	460,000	460,788
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	1,500,000	1,832,857
Entergy Texas, Inc., 3.60% due 6/1/2015	BBB+/Baa2	3,000,000	3,149,910
[a] Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: Natl-Re)	AAA/A2	3,245,677	3,641,747
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	992,830
[a,c] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014 (Guaranteed: Iberdrola SA)	A-/A3	6,000,000	6,163,938
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,176,974
[a,c] Korea Southern Power Co., 5.375% due 4/18/2013	A/A1	1,000,000	1,073,175
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,819,450

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	$2,200,000	$2,461,281
MP Environmental, 4.982% due 7/1/2014	AAA/Aaa	2,877,964	3,050,625
PPL Energy Supply LLC, 6.50% due 5/1/2018	BBB/Baa2	1,000,000	1,157,164
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,259,324
[c] TransAlta Corp., 4.75% due 1/15/2015	BBB/Baa2	2,000,000	2,169,822
GAS UTILITIES — 0.44%
[a] Maritimes & Northeast Pipeline, 7.50% due 5/31/2014	BBB/Baa3	1,920,800	2,097,014
NuStar Pipeline Operating Partnership LP, 5.875% due 6/1/2013 (Guaranteed: NuStar Energy LP)	BBB-/Baa3	2,000,000	2,181,624
Southern California Gas Co., 4.375% due 1/15/2011	NR/Aa3	225,000	227,377
MULTI-UTILITIES — 2.85%
Ameren Energy Generating Co., 7.00% due 4/15/2018	BBB-/Baa3	2,000,000	2,009,552
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,288,285
Dominion Resources, Inc., 8.875% due 1/15/2019	A-/Baa2	1,000,000	1,360,269
[a] Enogex LLC, 6.875% due 7/15/2014	BBB+/Baa3	4,000,000	4,495,108
[a] Enogex LLC, 6.25% due 3/15/2020	BBB+/Baa3	2,500,000	2,809,572
[a] Power Receivables Financing LLC, 6.29% due 1/1/2012	NR/NR	2,839,126	2,839,182
Sempra Energy, 6.50% due 6/1/2016	BBB+/Baa1	500,000	598,230
Southern California Edison Co., 5.75% due 3/15/2014	A/A1	500,000	574,579
[a,c] Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	NR/A3	5,000,000	5,420,625
Union Electric Co., 4.65% due 10/1/2013	BBB/A3	2,000,000	2,171,958
Union Electric Co., 6.70% due 2/1/2019	BBB/A3	500,000	607,889
Wisconsin Public Service Corp., 6.125% due 8/1/2011	A/Aa3	1,150,000	1,198,959

			77,122,494

TOTAL CORPORATE BONDS (Cost $522,337,466)			560,245,474

MUNICIPAL BONDS — 10.80%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	A/Baa1	1,270,000	1,286,218
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: AGM)	AAA/Aa3	300,000	314,139
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: AGM)	AAA/Aa3	120,000	129,079
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	A/A1	2,340,000	2,324,158
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	A/A1	3,270,000	3,239,295
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,312,919
Brockton Massachusetts Taxable Economic Development, 6.45% due 5/1/2017 (Insured: Natl- Re/FGIC)	A/Aa3	115,000	120,949
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	NR/NR	4,000,000	4,137,080
Canadian County Oklahoma Educational Facilities Authority, 4.253% due 9/1/2014	A+/NR	3,000,000	3,195,840
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	720,000	725,126
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	4,090,000	4,581,127
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: AGM)	NR/Aa3	250,000	251,740
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: AGM)	NR/Aa3	150,000	157,575
Florida Capital Improvement Revenue, 5.477% due 7/1/2017 (Florida Atlantic University Finance Corp.)	A/A2	1,400,000	1,513,470
Florida Capital Improvement Revenue, 5.899% due 7/1/2018 (Florida Atlantic University Finance Corp.)	A/A2	1,000,000	1,101,700
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,215,130
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,330,010
Garfield County Oklahoma Educational Facilities Authority, 4.017% due 9/1/2015	A/NR	4,095,000	4,215,229
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,869,752
Green Bay Wisconsin, 4.875% due 4/1/2011 (Insured: Natl-Re)	NR/Aa1	365,000	371,128
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: Natl-Re)	NR/A1	315,000	318,093
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: AGM)	AAA/Aa3	1,385,000	1,493,709

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Illinois Finance Authority Revenue Bonds, 5.629% due 7/1/2016 (Insured: Syncora)	A+/NR	$2,030,000	$2,124,334
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,257,200
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	BBB-/Baa3	2,120,000	2,080,123
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,495,000	1,576,014
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,571,066
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	NR/NR	1,400,000	1,266,160
Mississippi Development Bank Special Obligation, 5.21% due 7/1/2013 (Insured: AGM)	AAA/NR	1,200,000	1,318,224
Missouri State Development Finance Board, 5.45% due 3/1/2011 (Crackerneck Creek)	A/NR	1,090,000	1,107,124
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	AA+/Aa2	100,000	105,208
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/NR	25,000	25,943
[e] New Mexico Mtg Finance Authority, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	AAA/NR	650,000	692,933
New Mexico Mtg Finance Authority, 5.00% due 7/1/2025	AAA/NR	935,000	952,887
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	NR/Aaa	230,000	242,643
New York State Urban Development Corp., 4.75% due 12/15/2011	AAA/NR	1,400,000	1,450,120
Newark New Jersey, 4.70% due 4/1/2011 (Insured: Natl-Re)	NR/Aa3	845,000	854,827
Newark New Jersey, 4.90% due 4/1/2012 (Insured: Natl-Re)	NR/Aa3	1,225,000	1,266,626
North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,095,520
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,527,138
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,590,528
Ohio State Solid Waste, 4.25% due 4/1/2033 (Republic Services)	BBB/NR	1,000,000	1,022,300
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: Natl-Re)	AA/Aa2	550,000	569,388
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,615,770
Pasadena California Pension Funding, 7.33% due 5/15/2022	AA+/NR	2,000,000	2,309,680
Pennsylvania Economic Development, 4.70% due 11/1/2021 (Waste Management)	BBB/NR	2,250,000	2,377,732
Port St. Lucie Florida Lease Revenue, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,498,547
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,570,000	2,502,949
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA/Aa2	2,000,000	2,241,980
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/A1	5,000,000	5,984,150
San Jose California Redevelopment Agency Tax Allocation, 3.447% due 8/1/2013	A/A1	1,000,000	1,011,220
San Jose California Redevelopment Agency Tax Allocation, 4.281% due 8/1/2014	A/A1	750,000	760,673
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,450,000	4,090,320
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	NR/NR	1,400,000	1,408,316
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	NR/NR	1,500,000	1,559,685
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: AGM)	NR/Aa3	355,000	372,299
Tennessee State Taxable, 6.00% due 2/1/2013	AA+/Aaa	500,000	531,770
Texas Tech University, 6.00% due 8/15/2011 (Insured: Natl-Re)	AA/Aa2	245,000	254,753
Victor New York, 9.20% due 5/1/2014	NR/NR	905,000	948,250
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: AGM)	AAA/Aa3	200,000	216,858
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,010,000	1,881,963

TOTAL MUNICIPAL BONDS (Cost $105,836,497)			111,466,687

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2010

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SHORT TERM INVESTMENTS — 6.59%
AGL Capital Corp., 0.27% due 10/1/2010 (Guaranteed: AGL Resources)	NR/NR	$50,000,000	$50,000,000
Chicago GO, 0.32% due 1/1/2040 put 10/7/2010 (Insured: AGM) (weekly demand notes)	AAA/Aa3	6,000,000	6,000,000
Pepco Holdings, Inc., 0.45% due 10/1/2010	NR/NR	12,000,000	12,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $68,000,000)			68,000,000

TOTAL INVESTMENTS — 98.97% (Cost $974,587,882)			$1,021,014,640
OTHER ASSETS LESS LIABILITIES — 1.03%			10,585,922

NET ASSETS — 100.00%			$1,031,600,562

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $261,266,628, representing 25.34% of the Fund’s net assets.
b	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	When-issued security.
e	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
CUPIDS	Cumulative Undivided Preferred Interests In Debt Securities
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Syncora	Insured by Syncora Guarantee Inc.

See notes to financial statements.

Certified Annual Report    25

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2010

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $312,908,393 and $974,587,882) (Note 2)	$326,979,357	$1,021,014,640
Cash	40,374,705	508,810
Receivable for investments sold	—	4,140,371
Receivable for fund shares sold	1,657,239	7,141,098
Interest receivable	1,636,982	9,889,682
Prepaid expenses and other assets	35,846	44,654

Total Assets	370,684,129	1,042,739,255

LIABILITIES
Payable for securities purchased	7,725,698	8,126,582
Payable for fund shares redeemed	359,267	1,517,213
Payable to investment advisor and other affiliates (Note 3)	231,295	610,170
Accounts payable and accrued expenses	34,852	212,411
Dividends payable	194,163	672,317

Total Liabilities	8,545,275	11,138,693

NET ASSETS	$362,138,854	$1,031,600,562

NET ASSETS CONSIST OF:
Undistributed net investment income	$505,476	$469,534
Net unrealized appreciation on investments	14,070,964	46,426,758
Accumulated net realized gain (loss)	(270,713)	2,587,677
Net capital paid in on shares of beneficial interest	347,833,127	982,116,593

	$362,138,854	$1,031,600,562

26    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($189,465,059 and $459,531,465 applicable to 13,588,341 and 34,271,082 shares of beneficial interest outstanding - Note 4)	$13.94	$13.41
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$14.15	$13.61

Class B Shares:
Net asset value and offering price per share * ($5,215,152 applicable to 374,870 shares of beneficial interest outstanding - Note 4)	$13.91	$—

Class C Shares:
Net asset value and offering price per share * ($99,429,900 and $257,868,925 applicable to 7,088,087 and 19,262,401 shares of beneficial interest outstanding - Note 4)	$14.03	$13.39

Class I Shares:
Net asset value, offering and redemption price per share ($55,397,598 and $295,433,390 applicable to 3,973,486 and 22,028,947 shares of beneficial interest outstanding - Note 4)	$13.94	$13.41

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,631,145 and $18,766,782 applicable to 905,390 and 1,398,638 shares of beneficial interest outstanding - Note 4)	$13.95	$13.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2010

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $899,713 and $1,619,346)	$11,071,135	$36,157,589

EXPENSES:
Investment advisory fees (Note 3)	1,113,708	3,592,291
Administration fees (Note 3)
Class A Shares	201,830	427,432
Class B Shares	6,482	—
Class C Shares	108,612	219,441
Class I Shares	16,845	105,385
Class R3 Shares	12,201	18,157
Distribution and service fees (Note 3)
Class A Shares	403,659	854,864
Class B Shares	51,855	—
Class C Shares	868,892	1,755,530
Class R3 Shares	48,805	72,629
Transfer agent fees
Class A Shares	161,914	319,929
Class B Shares	11,738	—
Class C Shares	106,291	169,140
Class I Shares	22,950	112,400
Class R3 Shares	6,804	10,892
Registration and filing fees
Class A Shares	29,992	62,957
Class B Shares	16,948	—
Class C Shares	23,570	40,705
Class I Shares	15,851	28,997
Class R3 Shares	17,771	18,383
Custodian fees (Note 3)	88,113	129,285
Professional fees	35,959	47,889
Accounting fees	10,667	27,173
Trustee fees	6,304	17,039
Other expenses	28,459	86,563

Total Expenses	3,416,220	8,117,081
Less:
Expenses reimbursed by investment advisor (Note 3)	(30,623)	(192,279)
Distribution fees waived (Note 3)	(434,446)	(877,765)
Fees paid indirectly (Note 3)	(14,440)	(590)

Net Expenses	2,936,711	7,046,447

Net Investment Income	$8,134,424	$29,111,142

28    Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2010

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$399,593	$6,846,697
Net change in unrealized appreciation (depreciation) of investments	4,944,595	29,472,905

Net Realized and Unrealized Gain	5,344,188	36,319,602

Net Increase in Net Assets Resulting from Operations	$13,478,612	$65,430,744

See notes to financial statements.

Certified Annual Report    29

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$8,134,424	$8,107,838
Net realized gain (loss) on investments	399,593	3,084,641
Increase (Decrease) in unrealized appreciation (depreciation) of investments	4,944,595	7,426,220

Net Increase (Decrease) in Net Assets Resulting from Operations	13,478,612	18,618,699

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,787,505)	(4,723,163)
Class B Shares	(93,775)	(135,559)
Class C Shares	(2,336,691)	(2,517,507)
Class I Shares	(1,098,052)	(773,676)
Class R3 Shares	(281,351)	(226,391)
From realized gains
Class A Shares	(656,646)	—
Class B Shares	(24,928)	—
Class C Shares	(362,681)	—
Class I Shares	(121,390)	—
Class R3 Shares	(36,511)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	44,591,116	13,712,593
Class B Shares	(791,168)	559,853
Class C Shares	18,334,888	12,728,762
Class I Shares	30,071,156	2,724,836
Class R3 Shares	4,880,471	992,513

Net Increase in Net Assets	100,765,545	40,960,960

NET ASSETS:
Beginning of Year	261,373,309	220,412,349

End of Year	$362,138,854	$261,373,309

Undistributed net investment income	$505,476	$298,159

See notes to financial statements.

30    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$29,111,142	$18,869,465
Net realized gain (loss) on investments	6,846,697	3,552,821
Increase (Decrease) in unrealized appreciation (depreciation) of investments	29,472,905	29,669,097

Net Increase (Decrease) in Net Assets Resulting from Operations	65,430,744	52,091,383

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,393,395)	(8,418,379)
Class C Shares	(6,421,751)	(3,707,522)
Class I Shares	(8,976,616)	(6,277,646)
Class R3 Shares	(570,120)	(465,918)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	199,893,182	92,947,695
Class C Shares	131,265,249	53,379,024
Class I Shares	139,106,146	18,599,359
Class R3 Shares	7,986,395	(287,139)

Net Increase in Net Assets	514,319,834	197,860,857

NET ASSETS:
Beginning of Year	517,280,728	319,419,871

End of Year	$1,031,600,562	$517,280,728

Undistributed net investment income	$469,534	$—

See notes to financial statements.

Certified Annual Report     31

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3). The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S.Treasury Securities	$33,665,925	$33,665,925	$—	$—
U.S. Government Agencies	57,837,629	—	50,666,173	7,171,456
Mortgage Backed	235,475,803	—	235,475,803	—

Total Investments in Securities	$326,979,357	$33,665,925	$286,141,976	$7,171,456

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$2,858,428	$(340,706)	$(255)	$308,128	$4,345,861	$7,171,456

(a)	Level 3 Securities represent 1.98% of Total Net Assets at the year ended September 30, 2010.
(b)	Transfers to Level 3 were from Level 2, and were due to a change in other significant observable inputs existing at the year ended September 30, 2010. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S.Treasury Securities	$17,718,477	$17,718,477	$—	$—
U.S. Government Agencies	31,799,377	—	21,584,848	10,214,529
Other Government	14,106,546	—	14,106,546	—
Mortgage Backed	156,136,186	—	156,136,186	—
Asset Backed Securities	61,541,893	—	61,541,893	—
Corporate Bonds	560,245,474	—	555,245,474	5,000,000
Municipal Bonds	111,466,687	—	111,466,687	—
Short Term Investments	68,000,000	—	68,000,000	—

Total Investments in Securities	$1,021,014,640	$17,718,477	$988,081,634	$15,214,529

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$12,146,070	$(83,513)	$2,686	$466,264	$2,683,022	$15,214,529

(a)	Level 3 Securities represent 1.47% of Total Net Assets at the year ended September 30, 2010.
(b)	Transfers to Level 3 were from Level 2, and were due to a change in other significant observable inputs existing at the year ended September 30, 2010. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

Other Notes: It is the policy of the Funds to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Funds recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Funds’ financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $30,623 for the Class R3 shares of the Government Fund and $81,474, $58,126, and $52,679 for the Class A, C, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Funds that they earned net commissions aggregating $5,592 from the sale of Class A shares of the Government Fund, $9,686 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $12,789 and $29,041 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statements of Operations. Distribution fees of $434,446 and $877,765, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2010, fees paid indirectly were $14,440 for the Government Fund and $590 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,863,872	$94,820,720	7,044,523	$95,215,680
Shares issued to shareholders in reinvestment of dividends	312,811	4,320,057	279,701	3,808,354
Shares repurchased	(3,954,815)	(54,549,661)	(6,282,151)	(85,311,441)

Net Increase (Decrease)	3,221,868	$44,591,116	1,042,073	$13,712,593

Class B Shares
Shares sold	112,354	$1,549,558	293,980	$3,952,703
Shares issued to shareholders in reinvestment of dividends	7,093	97,704	8,315	113,015
Shares repurchased	(177,244)	(2,438,430)	(258,733)	(3,505,865)

Net Increase (Decrease)	(57,797)	$(791,168)	43,562	$559,853

Class C Shares
Shares sold	3,854,657	$53,551,771	5,398,545	$73,120,285
Shares issued to shareholders in reinvestment of dividends	140,523	1,952,489	132,715	1,818,052
Shares repurchased	(2,679,800)	(37,169,372)	(4,556,448)	(62,209,575)

Net Increase (Decrease)	1,315,380	$18,334,888	974,812	$12,728,762

Class I Shares
Shares sold	3,198,552	$44,258,618	1,353,081	$18,389,155
Shares issued to shareholders in reinvestment of dividends	56,148	776,441	35,061	476,842
Shares repurchased	(1,087,186)	(14,963,903)	(1,186,944)	(16,141,161)

Net Increase (Decrease)	2,167,514	$30,071,156	201,198	$2,724,836

Class R3 Shares
Shares sold	565,861	$7,827,234	414,219	$5,628,281
Shares issued to shareholders in reinvestment of dividends	22,746	314,344	16,151	220,135
Shares repurchased	(236,222)	(3,261,107)	(357,273)	(4,855,903)

Net Increase (Decrease)	352,385	$4,880,471	73,097	$992,513

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

INCOME FUND

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	21,879,703	$285,979,591	11,110,221	$133,515,913
Shares issued to shareholders in reinvestment of dividends	831,439	10,905,086	557,688	6,698,514
Shares repurchased	(7,414,765)	(96,991,495)	(3,969,959)	(47,266,732)

Net Increase (Decrease)	15,296,377	$199,893,182	7,697,950	$92,947,695

Class C Shares
Shares sold	12,001,955	$156,815,343	6,724,821	$80,629,530
Shares issued to shareholders in reinvestment of dividends	339,961	4,453,016	218,899	2,628,336
Shares repurchased	(2,299,042)	(30,003,110)	(2,524,932)	(29,878,842)

Net Increase (Decrease)	10,042,874	$131,265,249	4,418,788	$53,379,024

Class I Shares
Shares sold	15,971,676	$209,108,311	5,532,405	$66,543,531
Shares issued to shareholders in reinvestment of dividends	538,856	7,069,519	414,485	4,961,968
Shares repurchased	(5,881,124)	(77,071,684)	(4,467,592)	(52,906,140)

Net Increase (Decrease)	10,629,408	$139,106,146	1,479,298	$18,599,359

Class R3 Shares
Shares sold	1,088,310	$14,252,821	492,247	$5,906,665
Shares issued to shareholders in reinvestment of dividends	41,086	538,934	35,956	429,574
Shares repurchased	(517,688)	(6,805,360)	(555,753)	(6,623,378)

Net Increase (Decrease)	611,708	$7,986,395	(27,550)	$(287,139)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $144,748,520 and $44,444,490, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $408,649,396 and $97,621,620, respectively.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$312,908,393	$974,611,777

Gross unrealized appreciation on a tax basis	$14,417,072	$52,850,065
Gross unrealized depreciation on a tax basis	(346,108)	(6,447,202)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,070,964	$46,402,863

Distributable earnings – ordinary income (tax basis)	$699,640	$1,441,851
Distributable capital gains (tax basis)	$—	$2,611,572

The Income Fund utilized $2,644,545 capital loss carryforwards during the year ended September 30, 2010.

At September 30, 2010, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $253,397. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010, the Government Fund had tax basis capital losses of $17,316, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2018.

In order to account for book/tax differences, the Government Fund decreased undistributed net investment loss by $670,267 and decreased accumulated net realized gain by $670,267. The Income Fund decreased undistributed net investment loss by $762,148 and decreased accumulated net realized gain by $762,148. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from paydown gains and losses, which are recorded as an adjustment to ordinary income in the financial statements and as capital gains and losses for tax purposes.

For tax purposes, distributions of the Income Fund for the year ended September 30, 2010 and September 30, 2009, were paid from ordinary income.

The tax character of distributions paid for the Government Fund during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$8,597,413	$8,376,296
Capital gains	1,202,117	—

Total	$9,799,530	$8,376,296

OTHER NOTES

Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, each distribution plan applicable, respectively, to Class C shares and Class R3 shares of each Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25 of 1%.

38    Certified Annual Report

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Certified Annual Report    39

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81	0.93	0.92	0.93	4.69	16.01	$189,465
2009(b)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04	0.94	0.93	0.94	7.21	39.42	$142,872
2008(b)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39	0.95	0.93	0.95	5.75	19.61	$123,625
2007(b)	$12.75	0.40	0.23	0.63	(0.41)	—	(0.41)	$12.97	3.13	0.98	0.97	0.99	5.03	43.35	$91,561
2006(b)	$12.76	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.75	2.90	0.99	0.96	0.99	2.87	7.47	$106,913
Class B Shares
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65	2.11	2.11	2.11	3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96	2.01	2.01	2.04	6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08	2.26	2.25	2.26	4.37	19.61	$5,147
2007	$12.72	0.22	0.23	0.45	(0.23)	—	(0.23)	$12.94	1.73	2.40	2.39	2.63	3.55	43.35	$2,586
2006	$12.73	0.18	(0.01)	0.17	(0.18)	—	(0.18)	$12.72	1.41	2.51	2.48	3.21	1.32	7.47	$2,476
Class C Shares
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53	1.21	1.20	1.71	4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74	1.22	1.21	1.72	6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10	1.24	1.22	1.75	5.51	19.61	$63,998
2007	$12.83	0.37	0.22	0.59	(0.38)	—	(0.38)	$13.04	2.88	1.25	1.24	1.80	4.66	43.35	$25,566
2006	$12.84	0.34	(0.01)	0.33	(0.34)	—	(0.34)	$12.83	2.63	1.26	1.23	1.79	2.60	7.47	$25,132
Class I Shares
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09	0.60	0.59	0.60	5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31	0.66	0.66	0.67	7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68	0.66	0.64	0.67	6.06	19.61	$21,275
2007	$12.75	0.44	0.23	0.67	(0.45)	—	(0.45)	$12.97	3.45	0.68	0.67	0.74	5.35	43.35	$15,963
2006	$12.76	0.41	(0.01)	0.40	(0.41)	—	(0.41)	$12.75	3.22	0.68	0.65	0.78	3.19	7.47	$14,900
Class R3 Shares
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73	0.99	0.99	1.31	4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00	1.00	0.99	1.40	7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33	1.01	0.99	1.47	5.77	19.61	$6,367
2007	$12.76	0.40	0.22	0.62	(0.41)	—	(0.41)	$12.97	3.15	1.00	0.99	1.64	4.93	43.35	$4,398
2006	$12.77	0.37	(0.01)	0.36	(0.37)	—	(0.37)	$12.76	2.90	1.00	0.97	1.55	2.86	7.47	$3,591

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

40 Certified Annual Report	Certified Annual Report 41

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88	0.99	0.99	1.01	8.91	16.35	$459,532
2009(b)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04	0.99	0.99	1.04	13.05	45.31	$243,141
2008(b)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38	0.99	0.99	1.03	0.44	42.84	$134,372
2007(b)	$12.37	0.50	0.04	0.54	(0.51)	—	(0.51)	$12.40	4.07	1.00	0.99	1.08	4.43	41.55	$155,021
2006(b)	$12.51	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.37	4.05	1.00	0.99	1.09	2.96	6.77	$190,670
Class C Shares
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62	1.24	1.24	1.77	8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79	1.24	1.24	1.82	12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15	1.24	1.24	1.83	0.18	42.84	$57,114
2007	$12.35	0.47	0.03	0.50	(0.47)	—	(0.47)	$12.38	3.82	1.24	1.24	1.89	4.17	41.55	$40,769
2006	$12.49	0.47	(0.14)	0.33	(0.47)	—	(0.47)	$12.35	3.79	1.25	1.24	1.87	2.71	6.77	$44,361
Class I Shares
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22	0.64	0.64	0.64	9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39	0.66	0.66	0.68	13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72	0.66	0.66	0.67	0.77	42.84	$118,222
2007	$12.37	0.54	0.04	0.58	(0.55)	—	(0.55)	$12.40	4.39	0.67	0.67	0.72	4.76	41.55	$103,530
2006	$12.51	0.54	(0.14)	0.40	(0.54)	—	(0.54)	$12.37	4.38	0.68	0.67	0.72	3.30	6.77	$111,535
Class R3 Shares
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89	0.99	0.99	1.35	8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08	0.99	0.99	1.48	13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42	0.99	0.99	1.52	0.44	42.84	$9,712
2007	$12.38	0.50	0.03	0.53	(0.51)	—	(0.51)	$12.40	4.09	0.99	0.99	1.71	4.34	41.55	$6,191
2006	$12.52	0.50	(0.14)	0.36	(0.50)	—	(0.50)	$12.38	4.07	1.00	0.99	1.79	2.97	6.77	$3,331

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42 Certified Annual Report	Certified Annual Report 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

44    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10

Limited Term U.S. Government Fund

Class A Shares
Actual	$1,000.00	$1,032.80	$4.71
Hypothetical*	$1,000.00	$1,020.44	$4.68
Class B Shares
Actual	$1,000.00	$1,026.60	$10.82
Hypothetical*	$1,000.00	$1,014.39	$10.76
Class C Shares
Actual	$1,000.00	$1,032.00	$6.10
Hypothetical*	$1,000.00	$1,019.06	$6.06
Class I Shares
Actual	$1,000.00	$1,034.60	$2.92
Hypothetical*	$1,000.00	$1,022.20	$2.90
Class R3 Shares
Actual	$1,000.00	$1,032.40	$5.04
Hypothetical*	$1,000.00	$1,020.11	$5.01

Limited Term Income Fund

Class A Shares
Actual	$1,000.00	$1,051.50	$5.09
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class C Shares
Actual	$1,000.00	$1,050.30	$6.34
Hypothetical*	$1,000.00	$1,018.88	$6.24
Class I Shares
Actual	$1,000.00	$1,053.30	$3.34
Hypothetical*	$1,000.00	$1,021.82	$3.29
Class R3 Shares
Actual	$1,000.00	$1,052.30	$5.10
Hypothetical*	$1,000.00	$1,020.09	$5.02

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.13%; C: 1.20%; I: 0.57%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.23%; I: 0.65%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    45

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund versus Barclays Capital Intermediate Government Bond Index and Consumer Price Index (November 16, 1987 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (11/16/87)	3.12%	4.79%	4.92%	5.91%
B Shares (11/1/02)	-1.54%	3.40%	—	2.67%
C Shares (9/1/94)	3.89%	4.82%	4.76%	5.00%
I Shares (7/5/96)	5.03%	5.42%	5.40%	5.59%
R3 Shares (7/1/03)	4.62%	5.06%	—	3.77%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares or Class R3 shares.

The Barclays Capital Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

46    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund versus Barclays Capital Intermediate Government/Credit Index and Consumer Price Index (October 1, 1992 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (10/1/92)	7.23%	5.54%	5.54%	5.70%
C Shares (9/1/94)	8.14%	5.61%	5.40%	5.54%
I Shares (7/5/96)	9.20%	6.21%	6.03%	6.14%
R3 Shares (7/1/03)	8.90%	5.86%	—	4.58%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares or Class R3 shares.

The Barclays Capital Intermediate Government/ Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities from one up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report    47

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

48    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    49

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

50    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Thornburg Limited Term U.S. Government Fund of $1,202,117 are designated as long term capital gains dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees reviewed information specifically provided to them at their request in anticipation of their

Certified Annual Report    51

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of U.S. government obligation mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year compared favorably to the average return for the mutual fund category for which calendar year data was presented, that the Fund’s return had exceeded the average return of the same fund category in all but two of the preceding ten calendar years, that the Fund’s returns fell within the top quartile of the same fund category for the one-year period ended with second quarter of the current year and within the top decile of the category for the three-year and five-year periods, and that the Fund’s returns fell within the top quartile of a second mutual fund category in the one-year, three-year and five-year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of short-intermediate U.S. government obligation mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged by the Advisor to the Fund was comparable to the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly higher than the median and comparable to the average expense ratios for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research

52    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of taxable fixed-income mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns in most periods and performance in accordance with expectations over various periods. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment return in the most recent calendar year exceeded the average return of the fixed-income mutual fund category for which calendar year data was presented, that the Fund’s returns exceeded the average returns of the same fund category in most of the preceding ten calendar years, that the Fund’s returns fell within the top decile of the same fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year and fell within the top quartile of a second mutual fund category in the one-year period and fell within the top decile of the second category in the three-year and five-year periods.

Certified Annual Report    53

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2010 (Unaudited)

Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than the median expense ratio and comparable to the average expense ratio for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was comparable to the median fee rate and higher to a small extent than the average fee rate for the same group of funds, and that the differences were not significant in view of the degree of the differences and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    55

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

56    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    57

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    59

Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Investment Advisor: Thornburg Investment Management®

800.847.0200

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Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH076

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Annual Report – September 30, 2010

Includes All Share Classes

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Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 4.50%. The total annual operating expense of the Fund’s Class A shares is 1.49%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses, for Class A shares, do not exceed 1.25%.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ or below.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Annual Report.    3

Thornburg Strategic Income Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Letter to Shareholders
October 17, 2010
Dear Fellow Shareholder:

We are happy to present the annual report for the Thornburg Strategic Income Fund for the year ended September 30, 2010. The net asset value (NAV) of a Class A share of the Fund increased $0.72 to $12.35 over the course of the past year. If you were invested for the entire period, you received dividends of 81.2 cents per share. If you reinvested your dividends, you received 83.2 cents per share. Dividends per share were lower for Class C and higher for Class I shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

Jason H. Brady, CFA Co-Portfolio Manager

Since the Fund’s inception nearly three years ago, we have been navigating an environment of very high volatility in both the global fixed income and equity marketplaces. In spite of that, the Fund has continued to achieve its primary goal: a high and sustainable income stream. Going forward, we will continue to strive to achieve that goal through our investments in a diverse variety of assets around the globe.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 14.07% (at NAV) over the course of the past year. A blended index of 80% of the Barclays Aggregate Bond Index and 20% of the MSCI World Index produced an 8.21% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. High Yield Index produced 8.92% and 18.44% total return, respectively. These indices reflect no deduction for fees, expenses, or taxes.

George Strickland Co-Portfolio Manager

The total return of the Fund was largely driven by investments in corporate bonds and, to a lesser extent, income-producing equities, currency movements, and other fixed income instruments. The scope of credit spread tightening that occurred in 2009 did not recur in 2010. As we discussed last year, the scope of further tightening in credit was and is limited. Because of this, much of the Fund’s return this year occurred due to lower benchmark (risk- free) interest rates, continued strong income, and some positive movements in currencies and equities.

The current economic environment is still difficult, with continued uncertainty around the shape of any potential recovery. Last year we wrote, “the U.S. recovery will be slow in coming and slow when it gets here.” Unfortunately that has proved to be correct. The global investment scope of the Fund does give us freedom to pursue many different types of opportunity, though similar challenges remain in many areas, such as the United Kingdom, developed Europe and Japan. Emerging markets may provide an engine for global growth, but asset prices continue to be high and complete decoupling seems unlikely.

Certified Annual Report    5

Letter to Shareholders,

Continued

Because we believe that spread tightening is largely at an end, performance from fixed income will continue to come from the income qualities of those investments versus a potential for capital appreciation. While we have high hopes for our particular investments, as mentioned above, the economic landscape still looks fairly challenging. We believe that income-producing assets will continue to be in high demand going forward, and we are happy to be in a position to provide that income. We believe the Fund’s objective to achieve income from a variety of different sources, we expect that could be a source of strength and total return over time. In short, selectively investing in a range of interesting global assets while keeping an eye on income production is our aim and a mindset that we believe will serve our shareholders well.

Thank you very much for investing in the Thornburg Strategic Income Fund. We believe that the Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments.

Regards,

Jason H. Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2010

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Energy	10.8%	Retailing	1.3%
Utilities	10.0%	Health Care Equipment & Services	1.1%
Banks	9.3%	Consumer Services	1.0%
Insurance	9.0%	Automobiles & Components	1.0%
Telecommunication Services	7.7%	Commercial & Professional Services	0.6%
Transportation	7.0%	Food & Staples Retailing	0.5%
Diversified Financials	5.9%	Semiconductors & Semiconductor Equipment	0.5%
Capital Goods	5.7%	Industrials	0.4%
Media	3.8%	Pharmaceuticals, Biotechnology & Life Sciences	0.1%
Food, Beverage & Tobacco	3.0%	Other Non-Classified Securities:
Miscellaneous	2.7%	Asset Backed Securities	2.7%
Real Estate	2.1%	Municipal Bonds	2.3%
Materials	2.0%	U.S. Treasury Securities	0.9%
Consumer Durables & Apparel	1.6%	U.S. Government Agencies	0.5%
Software & Services	1.5%	Mortgage Backed*	0.0%
Technology Hardware & Equipment	1.5%	Other Assets & Cash Equivalents	3.5%
		* Industry percentage was less than 0.1%.

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10

United States	72.4%	Luxembourg	0.6%
Australia	4.8%	Netherlands	0.6%
Bermuda	3.6%	Germany	0.5%
Canada	2.1%	United Kingdom	0.5%
Brazil	1.9%	Trinidad and Tobago	0.5%
South Korea	1.4%	Mexico	0.5%
Spain	1.3%	China	0.2%
Norway	1.3%	Belgium	0.2%
Cayman Islands	1.0%	Singapore	0.1%
Italy	0.7%	Switzerland	0.1%
Russia	0.7%	Greece	0.1%
Indonesia	0.7%	Iceland*	0.0%
United Arab Emirates	0.7%	Other Assets & Cash Equivalents	3.5%
		* Country percentage was less than 0.1%.

Certified Annual Report    7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 5.01%

CONSUMER SERVICES — 0.05%
HOTELS, RESTAURANTS & LEISURE — 0.05%
OPAP SA	8,300	$131,254

		131,254

DIVERSIFIED FINANCIALS — 0.99%
CAPITAL MARKETS — 0.72%
Apollo Investment Corp.	168,060	1,719,254
DIVERSIFIED FINANCIAL SERVICES — 0.27%
KKR Financial Holdings LLC	73,000	640,940

		2,360,194

ENERGY — 1.08%
ENERGY EQUIPMENT & SERVICES — 0.55%
Seadrill Ltd.	46,100	1,331,778
OIL, GAS & CONSUMABLE FUELS — 0.53%
Eni S.p.A.	58,500	1,262,445

		2,594,223

INSURANCE — 0.08%
INSURANCE — 0.08%
Swiss Re	4,400	192,944

		192,944

REAL ESTATE — 1.29%
REAL ESTATE INVESTMENT TRUSTS — 1.29%
Annaly Capital Management, Inc.	101,900	1,793,440
Chimera Investment Corp.	165,900	655,305
Invesco Mortgage Capital	29,000	624,080

		3,072,825

TELECOMMUNICATION SERVICES — 1.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.98%
France Telecom SA	26,900	581,242
Telefonica SA	21,500	532,414
Telstra Corp. Ltd.	483,000	1,223,130
WIRELESS TELECOMMUNICATION SERVICES — 0.18%
Mobistar SA	7,000	428,660

		2,765,446

UTILITIES — 0.36%
ELECTRIC UTILITIES — 0.36%
E. ON AG	13,100	386,281
Enel S.p.A.	87,856	468,300

		854,581

TOTAL COMMON STOCK (Cost $12,130,646)		11,971,467

8    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
PREFERRED STOCK — 4.06%
BANKS — 2.15%
COMMERCIAL BANKS — 0.82%
Huntington Bancshares Pfd, 8.50%	750	$791,250
[b]Sovereign REIT Pfd 12.00%	1,000	1,162,500
Webster Financial Corp. Pfd Series A, 8.50%	15	14,606
THRIFTS & MORTGAGE FINANCE — 1.33%
[b]Falcons Funding Trust I Pfd, 8.875%	3,000	3,164,062

		5,132,418

FOOD, BEVERAGE & TOBACCO — 0.22%
FOOD PRODUCTS — 0.22%
[b]H.J. Heinz Finance Co. Pfd, 8.00%	5	536,563

		536,563

INSURANCE — 0.42%
INSURANCE — 0.42%
Genworth Financial, Inc. Pfd Series A, 5.25%	20,000	1,007,500

		1,007,500

MISCELLANEOUS — 0.44%
U.S. GOVERNMENT AGENCIES — 0.44%
[a]Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,039,688

		1,039,688

REAL ESTATE — 0.49%
REAL ESTATE INVESTMENT TRUSTS — 0.49%
Alexandria Real Estate Pfd, 7.00%	50,000	1,170,000

		1,170,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.34%
COMMUNICATIONS EQUIPMENT — 0.34%
Lucent Technologies Capital Trust I Pfd, 7.75%	1,000	810,000

		810,000

TOTAL PREFERRED STOCK (Cost $9,101,575)		9,696,169

ASSET BACKED SECURITIES — 2.63%
BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
Wachovia Bank Commercial Mtg Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	$5,572	5,597
Wachovia Bank Commercial Mtg Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	7,804	7,881
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 2.858%, 2/25/2035	391,374	55,372
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 3.516%, 3/25/2035	389,334	59,473

		128,323

DIVERSIFIED FINANCIALS — 1.47%
CAPITAL MARKETS — 0.38%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.806%, 8/25/2033	631,165	215,506
Bear Stearns Commercial Mtg Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	2,579	2,634
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	40,718	41,678
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	20,123	20,771

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
Credit Suisse Mtg Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	$9,638	$9,758
Credit Suisse Mtg Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	2,305	2,312
Credit Suisse Mtg Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	260	260
GS Mtg Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	25,514	26,285
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	10,557	10,745
Merrill Lynch Mtg Investors Trust, 2.786%, 8/25/2034	344,483	155,470
Merrill Lynch Mtg Trust, 5.393%, 11/12/2037	292,765	302,903
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	3,427	3,444
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	8,380	8,499
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	16,808	17,096
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	17,392	17,640
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	40,582	41,693
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	30,557	31,352
DIVERSIFIED FINANCIAL SERVICES — 1.09%
Banc of America Commerical Mtg, Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	18,471	18,971
Banc of America Funding Corp. Series 2006-I Class SB1, 3.751%, 12/20/2036	974,959	95,462
Banc of America Mtg Services Series 2005-A Class B1, 3.531%, 2/25/2035	946,039	116,389
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 4.092%, 3/25/2034	198,366	92,891
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	71,883	73,030
Citigroup/Deutsche Bank Commercial Mtg Series 2007-CD4 Class A1, 4.977%, 12/11/2049	24,703	24,933
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	1,067,840	869,147
Countrywide Series 2006-15 Class A6, 5.826%, 10/25/2046	408,206	287,792
JPMorgan Chase Commercial Mtg Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	14,787	14,965
JPMorgan Chase Commercial Mtg Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	4,537	4,572
JPMorgan Series 2007-CH5 Class A2, 0.306%, 5/25/2037	1,044,320	992,349

		3,498,547

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.48%
PHARMACEUTICALS — 0.48%
[b]QHP PhaRMA, 10.25%, 3/15/2015	1,125,205	1,150,263

		1,150,263

TRANSPORTATION — 0.63%
AIRLINES — 0.63%
[b]American Airlines Depositor Corp., 8.00%, 10/5/2010	1,500,000	1,499,220

		1,499,220

TOTAL ASSET BACKED SECURITIES (Cost $8,625,262)		6,276,353

CORPORATE BONDS — 70.28%
AUTOMOBILES & COMPONENTS — 1.01%
AUTO COMPONENTS — 0.11%
[b]Affinia Group, Inc., 10.75%, 8/15/2016	250,000	278,125
AUTOMOBILES — 0.90%
[b]American Honda Finance, 2.639%, 6/29/2011	500,000	508,225
[b]Harley Davidson Funding Corp. Series C, 6.80%, 6/15/2018	500,000	543,645
[b,c]Hyundai Capital Services, 6.00%, 5/5/2015	1,000,000	1,091,399

		2,421,394

BANKS — 6.70%
COMMERCIAL BANKS — 6.70%
[b,c]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	1,030,000
[b,c,d]Banco Pine SA, 8.75%, 1/6/2017	1,000,000	985,000

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
Charter One Bank NA, 5.50%, 4/26/2011	$250,000	$256,306
[b,c]DBS Bank Ltd., 5.125%, 5/16/2017	200,000	208,044
[b,c]Groupe BPCE, 12.50%, 8/29/2049	2,200,000	2,532,376
[a,b,c,e]Islandsbanki, 4.41%, 10/15/2008	60,000	18,300
[a,b,c,e]LandsBanki Islands HF, 5.73%, 8/25/2009	175,000	18,812
National City Bank Floating Rate Note, 0.663%, 6/7/2017	1,000,000	897,680
[b]PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	525,610
Provident Bank MD, 9.50%, 5/1/2018	1,500,000	1,637,607
[b,c]Santander Issuances, 6.50%, 8/11/2019	1,000,000	1,046,631
[c]Shinhan Bank, 6.819%, 9/20/2036	100,000	101,407
Silicon Valley Bank, 6.05%, 6/1/2017	1,000,000	1,053,882
Sovereign Bank, 5.125%, 3/15/2013	100,000	104,759
Susquehanna Capital II, 11.00%, 3/23/2040	1,000,000	1,036,250
Webster Bank, 5.875%, 1/15/2013	2,000,000	2,044,962
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	518,750
Whitney National Bank, 5.875%, 4/1/2017	1,000,000	927,027
Zions Bancorp, 7.75%, 9/23/2014	1,000,000	1,059,597

		16,003,000

CAPITAL GOODS — 5.69%
AEROSPACE & DEFENSE — 0.90%
Triumph Group, Inc., 8.625%, 7/15/2018	2,000,000	2,150,000
BUILDING PRODUCTS — 0.50%
Owens Corning, Inc., 9.00%, 6/15/2019	1,000,000	1,182,901
INDUSTRIAL CONGLOMERATES — 1.98%
General Electric Capital Corp., 0.431%, 6/20/2014	1,000,000	956,550
Otter Tail Corp., 9.00%, 12/15/2016	3,000,000	3,210,000
[b,c]Smiths Group plc, 6.05%, 5/15/2014	500,000	556,207
MACHINERY — 1.84%
Case New Holland, Inc., 7.75%, 9/1/2013	1,000,000	1,086,250
[c]Ingersoll-Rand Co., 9.50%, 4/15/2014	500,000	618,668
[b]Mueller Water Products, 8.75%, 9/1/2020	500,000	525,000
[b]SPX Corp., 6.875%, 9/1/2017	1,000,000	1,060,000
Timken Co., 6.00%, 9/15/2014	1,000,000	1,111,923
TRADING COMPANIES & DISTRIBUTORS — 0.47%
[b,c]Noble Group Ltd. Mtg, 8.50%, 5/30/2013	1,000,000	1,127,702

		13,585,201

COMMERCIAL & PROFESSIONAL SERVICES — 0.43%
COMMERCIAL SERVICES & SUPPLIES — 0.43%
Corrections Corp. of America, 6.25%, 3/15/2013	1,000,000	1,017,500

		1,017,500

CONSUMER DURABLES & APPAREL — 1.60%
HOUSEHOLD DURABLES — 1.60%
[b,c]Corporativo Javer SA, 13.00%, 8/4/2014	1,000,000	1,140,000
Fortune Brands, Inc., 6.375%, 6/15/2014	500,000	567,290
[b]Freedom Group, Inc., 10.25%, 8/1/2015	1,000,000	1,057,500
[b]Freedom Group, Inc., 10.25%, 8/1/2015	1,000,000	1,057,500

		3,822,290

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 0.88%
HOTELS, RESTAURANTS & LEISURE — 0.88%
[b]CKE Restaurants, Inc., 11.375%, 7/15/2018	$1,000,000	$1,025,000
[b]MGM Mirage, Inc., 9.00%, 3/15/2020	500,000	526,250
[b,c]TDIC Finance Ltd., 6.50%, 7/2/2014	500,000	546,326

		2,097,576

DIVERSIFIED FINANCIALS — 3.40%
CAPITAL MARKETS — 0.95%
[b,c]Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,130,685
[b]Morgan Stanley, 10.09%, 5/3/2017	2,000,000	1,130,024
CONSUMER FINANCE — 0.90%
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,057,164
[b]TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	1,000,000	1,091,250
DIVERSIFIED FINANCIAL SERVICES — 1.55%
[d]Bank of America Corp., 10.00%, 11/19/2014	1,750,000	992,908
[b]Citicorp Series 1999-1 Class 2, 8.04%, 12/15/2019	250,000	293,597
Citigroup, Inc., 5.00%, 9/15/2014	750,000	778,980
[d]Counts Series 1998 II-A, 6.67%, 2/15/2018	212,732	195,713
[c]Korea Development Bank, 5.30%, 1/17/2013	200,000	213,569
MBNA Corp., 6.125%, 3/1/2013	305,000	330,225
[b]SquareTwo Financial Corp., 11.625%, 4/1/2017	1,000,000	890,000

		8,104,115

ENERGY — 9.26%
ENERGY EQUIPMENT & SERVICES — 0.46%
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,090,486
OIL, GAS & CONSUMABLE FUELS — 8.80%
[b,c]Bumi Capital PTE Ltd., 12.00%, 11/10/2016	1,000,000	1,072,500
Cloud Peak Energy Resouces, 8.25%, 12/15/2017	1,000,000	1,056,250
[b]DCP Midstream LLC, 9.75%, 3/15/2019	500,000	665,335
Enbridge Energy Partners LP, 9.875%, 3/1/2019	250,000	340,910
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	593,658
Enterprise Products Operating LP, 7.034%, 1/15/2068	2,000,000	1,990,000
Forest Oil Corp., 8.50%, 2/15/2014	500,000	546,250
[b,c]Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,095,636
Inergy LP/Inergy Finance Corp., 8.75%, 3/1/2015	500,000	539,375
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	250,000	325,525
[b]Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	960,400	1,048,507
[b]NGPL Pipeco, LLC, 6.514%, 12/15/2012	1,000,000	1,063,438
[b]Niska Gas Storage, 8.875%, 3/15/2018	2,000,000	2,140,000
[b,c]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,225,000
[b,c]Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	915,000
Plains All American Pipeline, LP, 8.75%, 5/1/2019	1,000,000	1,269,212
[b,d]RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,040,000
Sunoco Logistics Partners LP, 8.75%, 2/15/2014	500,000	585,268
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,190,000
Teppco Partners LP, 7.00%, 6/1/2067	500,000	472,500
[c]Trans-Canada Pipelines Ltd., 6.35%, 5/15/2067	275,000	257,125
[b,c]Woodside Finance Ltd., 8.125%, 3/1/2014	500,000	588,081

		22,110,056

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 1.65%
BEVERAGES — 0.48%
[b,c]Bacardi Ltd., 7.45%, 4/1/2014	$500,000	$591,258
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	551,875
FOOD PRODUCTS — 0.69%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	339,832
[b,c]JBS Finance II Ltd., 8.25%, 1/29/2018	1,000,000	1,031,250
Treehouse Foods, Inc., 7.75%, 3/1/2018	250,000	268,750
TOBACCO — 0.48%
Lorillard Tobacco Co, 8.125%, 6/23/2019	1,000,000	1,144,662

		3,927,627

HEALTH CARE EQUIPMENT & SERVICES — 1.09%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.66%
[b]Alere, Inc., 8.625%, 10/1/2018	1,000,000	1,015,000
Beckman Coulter, Inc., 6.00%, 6/1/2015	500,000	571,475
HEALTH CARE TECHNOLOGY — 0.43%
[b]Merge Healthcare, Inc., 11.75%, 5/1/2015	1,000,000	1,022,500

		2,608,975

INDUSTRIALS — 0.43%
CAPITAL GOODS — 0.43%
Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	1,000,000	1,025,000

		1,025,000

INSURANCE — 7.89%
INSURANCE — 7.89%
Fidelity National Financial, 6.60%, 5/15/2017	1,000,000	1,031,896
[b]International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,145,000
[b]National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,215,560
Northwind Holdings LLC Series 2007-1A Class A1, 1.077%, 12/1/2037	1,618,862	1,232,262
[b,c,d]Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	1,817,960
[b,c]Oil Insurance Ltd., 7.558%, 12/29/2049	1,000,000	886,810
[b]Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	741,499
[b,c]QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	943,603
[b,c]QBE Insurance Group Ltd., 5.647%, 7/1/2023	2,500,000	2,338,035
[b,c]Swiss Re Capital I, LP, 6.854%, 5/29/2049	3,000,000	2,793,435
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	1,000,000	1,049,816
Unum Group, 7.125%, 9/30/2016	500,000	577,040
Willis North America, Inc., 7.00%, 9/29/2019	1,000,000	1,099,238
[b]ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,000,000	950,000

		18,822,154

MATERIALS — 1.98%
CHEMICALS — 0.48%
[b]Chevron Phillips Chemical, 7.00%, 6/15/2014	1,000,000	1,156,486
CONTAINERS & PACKAGING — 0.23%
[b]Plastipak Holdings, Inc., 10.625%, 8/15/2019	500,000	555,000
METALS & MINING — 1.01%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	1,000,000	1,208,571
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	500,000	535,000

Certified Annual Report     13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b,c]Posco, 8.75%, 3/26/2014	$500,000	$598,642
[c]Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	55,437
MISCELLANEOUS — 0.26%
[b,c]Anglo American Capital, 9.375%, 4/8/2014	500,000	615,589

		4,724,725

MEDIA — 2.78%
MEDIA — 2.78%
DIRECTV Holdings LLC, 6.375%, 6/15/2015	900,000	931,500
Echostar DBS Corp., 7.75%, 5/31/2015	1,000,000	1,066,250
[b]Proquest LLC, 9.00%, 10/15/2018	3,000,000	3,045,000
Washington Post Co., 7.25%, 2/1/2019	500,000	600,296
[b,d]Yahoo! Inc., 6.65%, 8/10/2026	969,929	1,002,906

		6,645,952

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.11%
PHARMACEUTICALS — 0.11%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	250,000	255,000

		255,000

REAL ESTATE — 0.12%
REAL ESTATE INVESTMENT TRUSTS — 0.12%
HRPT Properties Trust, 0.892%, 3/16/2011	275,000	274,438

		274,438

RETAILING — 1.34%
INTERNET & CATALOG RETAIL — 0.23%
Ticketmaster, 10.75%, 8/1/2016	500,000	547,500
MULTILINE RETAIL — 0.13%
[c]Parkson Retail Group, 7.125%, 5/30/2012	300,000	310,890
SPECIALTY RETAIL — 0.98%
Best Buy, Inc., 6.75%, 7/15/2013	500,000	559,192
Nebraska Book Co., 10.00%, 12/1/2011	1,250,000	1,265,625
Staples, Inc., 7.75%, 4/1/2011	500,000	516,265

		3,199,472

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.48%
KLA Instruments Corp., 6.90%, 5/1/2018	1,000,000	1,147,092

		1,147,092

SOFTWARE & SERVICES — 0.90%
INTERNET SOFTWARE & SERVICES — 0.46%
[b]SSI Investment II, 11.125%, 6/1/2018	1,000,000	1,097,500
SOFTWARE — 0.44%
[b]Aspect Software, Inc., 10.625%, 5/15/2017	1,000,000	1,038,750

TECHNOLOGY HARDWARE & EQUIPMENT — 1.15%		2,136,250

COMMUNICATIONS EQUIPMENT — 0.21%
Motorola, Inc., 7.625%, 11/15/2010	500,000	503,997

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMPUTERS & PERIPHERALS — 0.49%
[b,c]Seagate Technology International, 10.00%, 5/1/2014	$1,000,000	$1,180,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.45%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,062,554

		2,746,551

TELECOMMUNICATION SERVICES — 5.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.49%
Frontier Communications, 8.25%, 4/15/2017	1,000,000	1,093,750
[b,c]Global Crossing Ltd., 12.00%, 9/15/2015	1,000,000	1,130,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	658,000
Qwest Corp., 8.875%, 3/15/2012	1,000,000	1,097,500
Qwest Corp., 8.375%, 5/1/2016	500,000	591,250
[c]Telecom Italia Capital, 1.135%, 7/18/2011	550,000	547,939
[b,c]Vimpelcom, 8.25%, 5/23/2016	500,000	545,000
Windstream Corp., 8.125%, 8/1/2013	1,000,000	1,085,000
[b]Zayo Group LLC., 10.25%, 3/15/2017	1,500,000	1,575,000
WIRELESS TELECOMMUNICATION SERVICES — 1.67%
[b]CC Holdings GS V LLC/Crown Castle Intl. Corp., 7.75%, 5/1/2017	1,500,000	1,657,500
[b,c]Digicel Group Ltd., 10.50%, 4/15/2018	1,600,000	1,756,000
[b,c]Digicel SA, 12.00%, 4/1/2014	500,000	582,500

		12,319,439

TRANSPORTATION — 7.01%
AIR FREIGHT & LOGISTICS — 0.21%
FedEx Corp., 8.76%, 5/22/2015	455,875	512,310
AIRLINES — 5.53%
[b,c]Air Canada, 9.25%, 8/1/2015	2,000,000	2,020,000
[b]American Airlines, Inc., 10.50%, 10/15/2012	2,000,000	2,160,000
American Airlines, Inc., 13.00%, 8/1/2016	868,795	1,027,351
Continental Airlines, 6.90%, 7/2/2018	1,960,756	1,941,148
[b]Jet Equipment Trust, 9.41%, 12/15/2013	1,628,252	1,533,195
[d]JetBlue Airways Corp., 0.764%, 1/2/2014	2,000,000	1,800,000
United Air Lines, Inc., 12.75%, 7/15/2012	495,600	557,550
[b]United Air Lines, Inc., 9.875%, 8/1/2013	2,000,000	2,170,000
MARINE — 1.02%
Commercial Barge Line Co., 12.50%, 7/15/2017	500,000	550,000
United Maritime LLC, 11.75%, 6/15/2015	1,000,000	1,002,500
[b,d]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	976,077	878,469
ROAD & RAIL — 0.25%
Ryder System, Inc., 7.20%, 9/1/2015	500,000	588,622

		16,741,145

UTILITIES — 9.22%
ELECTRIC UTILITIES — 3.55%
Alabama Power Capital Trust V, 3.633%, 10/1/2042	700,000	700,000
Aquila, Inc., 7.95%, 2/1/2011	500,000	510,592
Comed Financing III, 6.35%, 3/15/2033	1,500,000	1,314,267
Commonwealth Edison, 6.15%, 3/15/2012	300,000	321,811
[b]Duquesne Light Holdings, 6.40%, 9/15/2020	3,000,000	3,051,246
Entergy Texas, Inc., 7.125%, 2/1/2019	500,000	610,952

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b,c]Listrindo Capital BV, 9.25%, 1/29/2015	$500,000	$567,175
Metropolitan Edison, 7.70%, 1/15/2019	250,000	313,272
[b,c]Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,084,125
GAS UTILITIES — 2.08%
Ferrellgas LP, 9.125%, 10/1/2017	1,500,000	1,625,625
[b]Source Gas LLC., 5.90%, 4/1/2017	1,000,000	996,412
Southern Union Co., 7.20%, 11/1/2066	2,000,000	1,805,000
Suburban Propane Partners LP, 7.375%, 3/15/2020	500,000	531,250
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.21%
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	495,000
MULTI-UTILITIES — 3.38%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	1,004,776
Black Hills Corp., 9.00%, 5/15/2014	500,000	592,365
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,388,040
[b]Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,123,777
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,310,514
Sempra Energy, 9.80%, 2/15/2019	250,000	348,541
[b]Texas-New Mexico Power, 9.50%, 4/1/2019	1,000,000	1,314,942

		22,009,682

TOTAL CORPORATE BONDS (Cost $150,743,598)		167,744,634

CONVERTIBLE BONDS — 4.04%
COMMERCIAL & PROFESSIONAL SERVICES — 0.20%
COMMERCIAL SERVICES & SUPPLIES — 0.20%
Covanta Holding Corp., 1.00%, 2/1/2027	500,000	483,125

		483,125

DIVERSIFIED FINANCIALS — 0.75%
DIVERSIFIED FINANCIAL SERVICES — 0.75%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	505,000	516,994
KKR Financial Holdings LLC, 7.50%, 1/15/2017	1,000,000	1,268,750

		1,785,744

ENERGY — 0.47%
ENERGY EQUIPMENT & SERVICES — 0.47%
Global Industries Ltd., 2.75%, 8/1/2027	1,600,000	1,126,000

		1,126,000

MEDIA — 0.54%
MEDIA — 0.54%
[b,c]Central European Media, 3.50%, 3/15/2013	1,500,000	1,286,250

		1,286,250

REAL ESTATE — 0.22%
REAL ESTATE INVESTMENT TRUSTS — 0.22%
Washington REIT, 3.875%, 9/15/2026	500,000	513,125

		513,125

SOFTWARE & SERVICES — 0.63%
SOFTWARE — 0.63%
[b,c]Telvent Git SA, 5.50%, 4/15/2015	1,500,000	1,507,500

		1,507,500

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 1.23%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.42%
Global Crossing Ltd., 5.00%, 5/15/2011	$1,000,000	$1,002,500
WIRELESS TELECOMMUNICATION SERVICES — 0.81%
NII Holdings, Inc., 3.125%, 6/15/2012	2,000,000	1,940,000

		2,942,500

TOTAL CONVERTIBLE BONDS (Cost $8,698,964)		9,644,244

MUNICIPAL BONDS — 2.22%
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	175,000	175,350
Michigan Higher Education Student Loan Authority, 3.95%, 3/1/2011	250,000	247,370
[b]Midwest Family Housing, 5.168%, 7/1/2016	910,000	823,004
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,077,890
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	920,070
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,520,430
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	565,000	529,009

TOTAL MUNICIPAL BONDS (Cost $4,967,542)		5,293,123

U.S. TREASURY SECURITIES — 0.88%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,099,219

TOTAL U.S. TREASURY SECURITIES (Cost $1,992,645)		2,099,219

U.S. GOVERNMENT AGENCIES — 0.52%
[b]Agribank FCB, 9.125%, 7/15/2019	1,000,000	1,240,334

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,047,459)		1,240,334

MORTGAGE BACKED — 0.01%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	11,778	12,885

TOTAL MORTGAGE BACKED (Cost $11,827)		12,885

FOREIGN BONDS — 6.86%
BANKS — 0.36%
COMMERCIAL BANKS — 0.36%
NRW.Bank (NOK), 3.50%, 5/21/2013	5,000,000	857,054

		857,054

CONSUMER SERVICES — 0.11%
HOTELS, RESTAURANTS & LEISURE — 0.11%
[a,e]FU JI Food (HKD), 0%, 10/18/2010	7,000,000	271,999

		271,999

DIVERSIFIED FINANCIALS — 0.79%
CAPITAL MARKETS — 0.39%
Morgan Stanley (AUD), 5.08%, 3/1/2013	1,000,000	926,795
CONSUMER FINANCE — 0.40%
SLM Corp. (AUD), 6.00%, 12/15/2010	1,000,000	960,224

		1,887,019

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 0.54%
FOOD & STAPLES RETAILING — 0.54%
Wesfarmers Ltd. (AUD), 7.427%, 9/11/2014	$1,300,000	$1,287,032

		1,287,032

FOOD, BEVERAGE & TOBACCO — 1.17%
BEVERAGES — 0.49%
[b]Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,170,213
FOOD PRODUCTS — 0.68%
Viterra, Inc. (CAD), 8.50%, 8/1/2017	1,500,000	1,632,899

		2,803,112

INSURANCE — 0.62%
INSURANCE — 0.62%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	759,959
ELM BV (AUD), 6.125%, 12/27/2049	1,000,000	714,387

		1,474,346

MEDIA — 0.43%
MEDIA — 0.43%
[b]Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	1,030,440

		1,030,440

MISCELLANEOUS — 2.29%
MISCELLANEOUS — 2.29%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	876,827
International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,272,608
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	876,019
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	1,000,000	1,063,572
Republic of Brazil (BRL), 12.50%, 1/5/2016	2,025,000	1,379,322

		5,468,348

TELECOMMUNICATION SERVICES — 0.16%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.16%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	378,302

		378,302

UTILITIES — 0.39%
INDUSTRIAL POWER PRODUCTION / E NERGY TRADING — 0.39%
Alinta Networks Holdings (AUD), 5.05%, 9/21/2012	1,000,000	922,004

		922,004

TOTAL FOREIGN BONDS (Cost $15,323,711)		16,379,656

SHORT TERM INVESTMENTS — 2.41%
Kinder Morgan Energy, 0.50%, 10/1/2010	5,750,000	5,750,000

TOTAL SHORT TERM INVESTMENTS (Cost $5,750,000)		5,750,000

TOTAL INVESTMENTS — 98.92% (Cost $218,393,229)		$236,108,084
OTHER ASSETS LESS LIABILITIES — 1.08%		2,566,405

NET ASSETS — 100.00%		$238,674,489

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $100,294,178, representing 42% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
e	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
KRW	Denominated in Korean Won
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2010

ASSETS
Investments at value (cost $218,393,229) (Note 2)	$236,108,084
Cash	586,815
Receivable for fund shares sold	1,513,151
Dividends receivable	213,418
Dividend and interest reclaim receivable	5,213
Interest receivable	3,566,618
Prepaid expenses and other assets	23,281

Total Assets	242,016,580

LIABILITIES
Payable for securities purchased	1,384,667
Payable for fund shares redeemed	1,404,172
Unrealized depreciation on forward currency contracts (Note 7)	106,550
Payable to investment advisor and other affiliates (Note 3)	191,187
Accounts payable and accrued expenses	94,718
Dividends payable	160,797

Total Liabilities	3,342,091

NET ASSETS	$238,674,489

NET ASSETS CONSIST OF:
Undistributed net investment income	$257,757
Net unrealized appreciation on investments	17,621,922
Accumulated net realized gain (loss)	5,444,387
Net capital paid in on shares of beneficial interest	215,350,423

$238,674,489

20    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($83,822,237 applicable to 6,788,703 shares of beneficial interest outstanding - Note 4)	$12.35
Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.93

Class C Shares:
Net asset value and offering price per share * ($81,840,853 applicable to 6,634,601 shares of beneficial interest outstanding - Note 4)	$12.34

Class I Shares:
Net asset value, offering and redemption price per share ($73,011,399 applicable to 5,909,781 shares of beneficial interest outstanding - Note 4)	$12.35

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $39,935)	$1,698,781
Interest income (net of premium amortized of $114,733)	13,231,588
Other income	214,236

Total Income	15,144,605

EXPENSES:
Investment advisory fees (Note 3)	1,400,173
Administration fees (Note 3)
Class A Shares	88,317
Class C Shares	80,402
Class I Shares	25,857
Distribution and service fees (Note 3)
Class A Shares	176,635
Class C Shares	643,220
Transfer agent fees
Class A Shares	65,369
Class C Shares	73,472
Class I Shares	24,023
Registration and filing fees
Class A Shares	21,922
Class C Shares	24,226
Class I Shares	30,098
Custodian fees (Note 3)	73,732
Professional fees	64,161
Accounting fees	8,204
Trustee fees	4,320
Other expenses	31,166

Total Expenses	2,835,297
Less:
Expenses reimbursed by investment advisor (Note 3)	(290,387)
Fees paid indirectly (Note 3)	(231)

Net Expenses	2,544,679

Net Investment Income	$12,599,926

22    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$5,730,968
Forward currency contracts (Note 7)	135,158
Foreign currency transactions	19,151

5,885,277

Net change in unrealized appreciation (depreciation) on:
Investments	6,902,195
Forward currency contracts (Note 7)	(44,147)
Foreign currency translations	8,492

6,866,540

Net Realized and Unrealized Gain	12,751,817

Net Increase in Net Assets Resulting from Operations	$25,351,743

See notes to financial statements.

Certified Annual Report    23

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$12,599,926	$6,238,168
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	5,885,277	688,902
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	6,866,540	17,147,020

Net Increase (Decrease) in Net Assets Resulting from Operations	25,351,743	24,074,090

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,807,279)	(2,278,787)
Class C Shares	(4,024,693)	(1,843,592)
Class I Shares	(3,652,715)	(2,093,817)
From realized gains
Class A Shares	(274,801)	—
Class C Shares	(238,982)	—
Class I Shares	(197,906)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	21,481,084	33,284,870
Class C Shares	25,873,288	31,887,106
Class I Shares	25,203,621	23,418,359

Net Increase in Net Assets	84,713,360	106,448,229

NET ASSETS:
Beginning of Year	153,961,129	47,512,900

End of Year	$238,674,489	$153,961,129

Undistributed net investment income	$257,757	$129,172

See notes to financial statements.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$11,971,467	$11,971,467	$—	$—
Preferred Stock(a)	9,696,169	6,975,000	2,721,169	—
Asset Backed Securities	6,276,353	—	6,276,353	—
Corporate Bonds	167,744,634	—	158,031,678	9,712,956
Convertible Bonds	9,644,244	—	9,644,244	—
Municipal Bonds	5,293,123	—	5,293,123	—
U.S. Treasury Securities	2,099,219	2,099,219	—	—
U.S. Government Agencies	1,240,334	—	1,240,334	—
Mortgage Backed	12,885	—	12,885	—
Foreign Bonds	16,379,656	—	16,379,656	—
Short Term Investments	5,750,000	—	5,750,000	—

Total Investments in Securities	$236,108,084	$21,045,686	$205,349,442	$9,712,956

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(106,550)	$—	$(106,550)	$—

(a)	Industry classifications for Preferred Stock in Level 2 consisted of $1,177,106 in Banks, $536,563 in Food, Beverage & Tobacco, and $1,007,500 in Insurance at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation / (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 9/30/10
Investments in Securities(a)	$—	$6,680,056	$(51,436)	$4,860	$664,267	$2,415,209	$9,712,956

(a)	Level 3 Securities represent 4.07% of Total Net Assets at the year ended September 30, 2010.
(b)	Transfers to Level 3 were from Level 2, and were due to a change in other significant observable inputs existing at the year ended September 30, 2010. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires manage -ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $68,134 for Class A shares, $210,009 for Class C shares, and $12,244 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $47,297 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10,838 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $231.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,856,708	$45,792,994	4,070,731	$41,692,987
Shares issued to shareholders in reinvestment of dividends	293,662	3,506,242	166,612	1,745,944
Shares repurchased	(2,334,960)	(27,818,152)	(1,017,988)	(10,154,061)

Net Increase (Decrease)	1,815,410	$21,481,084	3,219,355	$33,284,870

Class C Shares
Shares sold	2,960,710	$35,190,787	3,999,961	$40,130,318
Shares issued to shareholders in reinvestment of dividends	231,359	2,762,178	115,785	1,220,711
Shares repurchased	(1,013,608)	(12,079,677)	(967,856)	(9,463,923)

Net Increase (Decrease)	2,178,461	$25,873,288	3,147,890	$31,887,106

Class I Shares
Shares sold	3,284,125	$39,301,651	2,608,167	$25,631,797
Shares issued to shareholders in reinvestment of dividends	258,669	3,095,659	155,088	1,629,414
Shares repurchased	(1,441,646)	(17,193,689)	(386,048)	(3,842,852)

Net Increase (Decrease)	2,101,148	$25,203,621	2,377,207	$23,418,359

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $135,001,619 and $68,943,954, respectively.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$218,012,808

Gross unrealized appreciation on a tax basis	$23,375,172
Gross unrealized depreciation on a tax basis	(5,279,896)

Net unrealized appreciation (depreciation) on investments (tax basis)	$18,095,276

Distributable earnings – ordinary income (tax basis)	$3,522,149
Distributable capital gains (tax basis)	$1,853,821

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment gain by $13,346 and increased undistributed net investment income by $13,346. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign bond bifurcation, foreign currency gains/losses, and other return of capital adjustments.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$13,135,555	$6,216,196
Capital gains	60,821	—

Total	$13,196,376	$6,216,196

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010

exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,400,900	02/22/2011	1,907,547	$—	$(106,550)

Total					$—	$(106,550)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(106,550)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward currency contracts
Foreign exchange contracts	$135,158	$135,158

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward currency contracts
Foreign exchange contracts	$(44,147)	$(44,147)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(b)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(b)(c)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538
Class C Shares
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(c)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829
Class I Shares
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(c)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 19, 2007.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32 Certified Annual Report	Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,060.90	$6.45
Hypothetical*	$1,000.00	$1,018.81	$6.32
Class C Shares
Actual	$1,000.00	$1,058.00	$9.26
Hypothetical*	$1,000.00	$1,016.07	$9.07
Class I Shares
Actual	$1,000.00	$1,061.40	$5.10
Hypothetical*	$1,000.00	$1,020.12	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A : 1.25%; C: 1.80%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Income Fund versus Barclays Capital U.S. Universal Index & Blended Benchmark

(December 19, 2007 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/19/07)	8.92%	6.78%
C Shares (Incep: 12/19/07)	12.48%	7.95%
I Shares (Incep: 12/19/07)	14.27%	8.83%
Barclays U.S. Universal Index	8.92%	7.04%
Blended Index	8.21%	4.46%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares.

The Blended Index is composed of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade. Investors cannot invest directly in an index.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    38

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, dividends paid by the Thornburg Strategic Income Fund of $60,821 are designated as long term capital gains dividends for federal income tax purposes.

For the tax year ended September 30, 2010, the Thornburg Strategic Income Fund designates 4.76% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

2.26% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2010 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

40    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment returns since the Fund’s inception relative to a broad-based securities index, a blended benchmark comprised of two securities indices, and two categories of multi-sector fixed income mutual funds assembled by independent mutual fund analyst firms, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return in the first full calendar year of the two calendar years of Fund operations since inception had been significantly lower than the returns of the fund category for which calendar year returns were presented, the index, and the blended benchmark, but that the Fund’s return for the most recent calendar year had been significantly higher than the returns of the same fund category, the index and the blended benchmark. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns had fallen at or near the median of the same fund category for the year-to-date and one-year periods ended with the second quarter of the current year, and that the Fund’s investment returns in the same periods had fallen above the median of the second fund category for which data was presented.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged to the Fund was somewhat higher than the median and average fees charged to the group of funds assembled by the analyst firm, that the Fund’s expense ratio was comparable to the median and average expense ratios of the fund group, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2010 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

42    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    43

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44    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

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TH1784

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

Left to right:

Connor Browne, CFA, and Edward Maran, CFA.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	3.21%	-7.83%	2.05%	1.32%	9.27%
With sales charge	-1.44%	-9.23%	1.11%	0.85%	8.94%
S&P 500 Index
(Since 10/2/95)	10.16%	-7.16%	0.64%	-0.43%	6.49%

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The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
Smith International Inc.	Transocean Ltd.
DIRECTV Group, Inc.	Gilead Sciences, Inc.
ConocoPhillips	Monsanto Co.
Varian Medical Systems, Inc.	Dell, Inc.
ING Groep N.V.	Alere, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	12.9x

Portfolio Price to Cash Flow*	5.3x

Portfolio Price to Book Value*	1.4x

Median Market Cap*	$10.2 B

7-Year Beta (A Shares vs. S&P 500)*	1.07

Number of Companies	50

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

BASKET STRUCTURE

As of 9/30/10

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Thornburg Value Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 18, 2010

Dear Fellow Shareholder:

It was a challenging fiscal year for the Thornburg Value Fund in terms of relative performance. While our results were positive, 3.21% for the total return of Class A shares at net asset value (NAV), we did not keep pace with the S&P 500 Index over the same period, which returned 10.16%. We think it is important to put this year’s performance in context, however. The fiscal year ended September 2009 was a terrific year for the Fund returning 7.65%, Class A shares at NAV vs. negative 6.91% for the S&P 500 Index. There are some reasons for optimism as we look ahead. Most of the investments that have been a drag on our performance this year are sound businesses with good growth prospects and attractive valuations. We are hopeful that these stocks may recover, as the underlying value of their businesses appears intact.

While we generally shy away from any macroeconomic prognostications in these pages, we do have an opinion on a current topic of interest in the press and media. It is your co-managers’ belief that any current discount in the valuation of equities that reflects the possibility of deflation is unwarranted. We believe that Ben Bernanke and the Federal Open Market Committee that he leads will fight deflation aggressively. We expect a second round of quantitative easing in the United States. We believe that this monetary stimulus will be effective and that expectations for economic growth and inflation will rise. In our opinion, the environment we anticipate should be favorable for equities in general and we believe the Thornburg Value Fund could benefit, too.

Let’s start out with what hurt performance during the year. In terms of the positioning of the portfolio, our overweight in the health care sector and our underweight in the industrials sector both weighed on performance. That said, weak stock price performance by a few of our individual holdings was a much greater driver of underperformance. Specifically, Transocean, Gilead Sciences, Actelion, Monsanto, Dell, and Alere were all weak performers during the period. All of these stocks remain in the portfolio today. In each case we remain bullish in the outlook for these companies and confident that they will contribute alpha, rather than destroy it, in future periods.

We wrote about Transocean in our semi-annual letter this year. Regarding the Deepwater Horizon oil spill in the Gulf of Mexico (Transocean owned the drilling rig), we stated, “The injuries, loss of life, and economic and environmental impacts of this incident are truly tragic.” But also that, “We currently believe the costs to Transocean associated with the Horizon disaster will be materially less than the decline in the market capitalization of the company since the incident.” We continue to believe this to be the case, and added to our Transocean position after the spill. We added another deepwater drilling company, Ensco, to the portfolio as well. Everyone is relieved that the environmental impact seems to be much better than worst case. Further, as the moratorium on Gulf of Mexico (GOM) drilling was recently lifted, we expect Transocean’s stock price to better reflect the true fundamentals of the business over time. Transocean was a very tough stock for us during the fiscal year, but it remains a large position and is an investment that we remain excited about.

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Letter to Shareholders,

Continued

Gilead and Actelion are both biotechnology/pharmaceutical companies. Gilead has seen a tremendous decline in the value investors are willing to ascribe to its earnings. Gilead’s forward P/E multiple has declined from over 25x two years ago to under 10x today. Why? We think it has been a combination of concerns regarding health care reform in the United States, austerity measures in the European Union, and further investor attention on their 2017/2018 patent expirations. Gilead continues to dominate the treatment of HIV/AIDS, and has grown both revenues and earnings consistently for over a decade. We don’t believe the current low valuation is justified. Actelion reported a number of new drug development setbacks during the fiscal year that were disappointing to us and investors more broadly. At time of purchase, we believed the stock was cheap, even if we attributed value only to its currently marketed products and ignored the value of its pipeline. As of this writing, Actelion’s share price has improved dramatically since the end of our fiscal year as reports of a potential takeover have surfaced.

Monsanto has faced an avalanche of bad news. When we first invested, the company derived 15%–20% of its earnings from a herbicide product called Roundup, which was facing generic competition from China. Given the low growth and declining profitability of that business line, we attributed very little value to it, but we were very enthusiastic about their genetically modified seeds business, which contributed 80% of profits and had strong growth prospects. Since that time, competition intensified and the company is now selling Roundup at a price at or near breakeven. This was disappointing news, but even worse has been weak reported yields for Monsanto’s newest corn seed, their SuperStax. While we are monitoring these developments closely, we continue to believe that limited acreage available for farming and rising consumption of meat and poultry in emerging markets will put upward pressure on grain prices and that the value added of Monsanto’s genetically modified seeds will continue to rise.

Rounding out the weak performers for the year were Dell and Alere (formerly Inverness Medical). Dell’s current valuation looks very compelling to us today. While the substitution of tablets (Apple’s iPad) for laptops may hurt Dell’s future revenue growth opportunities, we believe that the company’s strong enterprise relationships, brand, and strong position in many emerging markets are often overlooked by investors. Alere is a health care company that operates two main businesses, the development and sales of point of care testing devices, and the management of chronic diseases. We believe the testing business should be a steady growth business and justifies more than the current stock price today. To the extent that Alere is successful in chronic disease management, the company could be a very strong investment for the Fund.

On the bright side, many stocks did perform well during the period. Smith International, an oil field services company, was acquired by Schlumberger during the fiscal year. Two other energy holdings, ConocoPhillips (the large integrated energy company) and Ensco (a drilling rig operator like Transocean) also performed very well. DIRECTV (DTV), the satellite television provider, was a great holding for us during the recession. We purchased DTV in August of 2007, just as we were headed into this terrible downturn. We viewed DTV as a Consistent Earning company, rather than as an at risk consumer discretionary holding, its sector categorization. Because of this differentiated view, we held on to our shares through the downturn, and captured 73% cumulative performance in DTV through our price target sale in June of this year. In contrast, the S&P 500 Index moved 22% lower during that same time period.

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Recent performance has been trying for you and for us, but through it all we have consistently remained faithful to our process and philosophy. This process and philosophy has delivered strong results to investors since inception and we remain confident that it has the potential to deliver similar results in the future. We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well as our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Gilead Sciences, Inc.	4.2%	Google, Inc.	3.3%
Transocean Ltd.	3.9%	General Electric Co.	3.2%
Dell, Inc.	3.8%	Inpex Corp.	3.0%
Fiserv, Inc.	3.5%	Eli Lilly & Co.	2.9%
ING Groep N.V.	3.4%	Comcast Corp.	2.8%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Energy	17.1%	Telecommunication Services	4.9%
Software & Services	15.5%	Health Care Equipment & Services	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	13.2%	Media	4.3%
Diversified Financials	9.1%	Insurance	3.9%
Materials	6.9%	Semiconductors & Semiconductor Equipment	2.6%
Technology Hardware & Equipment	5.6%	Consumer Services	1.7%
Banks	5.0%	Food & Staples Retailing	0.2%
Capital Goods	5.0%	Other Assets & Cash Equivalents	0.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.41%

BANKS — 4.31%
COMMERCIAL BANKS — 4.31%
Mitsubishi UFJ Financial Group, Inc.	16,426,201	$76,542,791
[a,b]Sterling Financial Corp.	12,000,000	2,400,000
U.S. Bancorp	4,421,058	95,583,274

		174,526,065

CAPITAL GOODS — 4.97%
AEROSPACE & DEFENSE — 1.76%
Lockheed Martin Corp.	1,001,983	71,421,348
INDUSTRIAL CONGLOMERATES — 3.21%
General Electric Co.	8,014,900	130,242,125

		201,663,473

CONSUMER SERVICES — 1.70%
HOTELS, RESTAURANTS & LEISURE — 1.70%
[b]Life Time Fitness, Inc.	1,746,636	68,939,723

		68,939,723

DIVERSIFIED FINANCIALS — 9.06%
CAPITAL MARKETS — 0.51%
AllianceBernstein Holding LP	787,430	20,796,026

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 8.55%
Bank of America Corp.	7,672,000	$100,579,920
[b]ING Groep N.V.	13,269,200	137,659,125
JPMorgan Chase & Co.	2,844,125	108,275,839

		367,310,910

ENERGY — 17.06%
ENERGY EQUIPMENT & SERVICES — 6.46%
Ensco plc ADR	2,320,000	103,773,600
[b]Transocean Ltd.	2,457,200	157,973,388
OIL, GAS & CONSUMABLE FUELS — 10.60%
ConocoPhillips	1,512,475	86,861,439
Inpex Corp.	25,960	122,212,267
Marathon Oil Corp.	2,643,300	87,493,230
OAO Gazprom ADR	3,869,420	81,064,349
[b]Sandridge Energy, Inc.	9,215,065	52,341,569

		691,719,842

FOOD & STAPLES RETAILING — 0.20%
FOOD & STAPLES RETAILING — 0.20%
[b]Rite Aid Corp.	8,717,107	8,220,232

		8,220,232

HEALTH CARE EQUIPMENT & SERVICES — 4.28%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.74%
[b]Alere, Inc.	2,029,900	62,784,807
[b]Varian Medical Services, Inc.	1,468,090	88,819,445
HEALTH CARE PROVIDERS & SERVICES — 0.54%
[b]Community Health Systems, Inc.	706,024	21,865,563

		173,469,815

INSURANCE — 3.93%
INSURANCE — 3.93%
Hartford Financial Services Group, Inc.	2,700,540	61,977,393
Transatlantic Holdings, Inc.	1,914,600	97,299,972

		159,277,365

MATERIALS — 6.21%
CHEMICALS — 2.28%
Monsanto Co.	1,923,600	92,198,148
METALS & MINING — 3.93%
Tokyo Steel Mfg.	7,435,600	87,734,379
United States Steel Corp.	1,636,100	71,726,624

		251,659,151

MEDIA — 4.26%
MEDIA — 4.26%
Comcast Corp.	6,792,675	115,543,402
Dish Network Corp.	2,983,838	57,170,336

		172,713,738

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.21%
BIOTECHNOLOGY — 6.36%
[b]Actelion Ltd.	1,080,600	$43,294,380
[b]Gilead Sciences, Inc.	4,797,905	170,853,397
[b]Talecris Biotherapeutics Holdings Corp.	1,920,400	43,938,752
LIFE SCIENCES TOOLS & SERVICES — 2.07%
[b]Thermo Fisher Scientific, Inc.	1,754,365	83,998,996
PHARMACEUTICALS — 4.78%
Eli Lilly & Co.	3,167,730	115,717,177
Roche Holdings AG	570,800	77,953,859

		535,756,561

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.64%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.64%
[b]MEMC Electronic Materials, Inc.	6,469,851	77,120,624
[b]ON Semiconductor Corp.	4,126,527	29,752,260

		106,872,884

SOFTWARE & SERVICES — 15.49%
INFORMATION TECHNOLOGY SERVICES — 7.92%
[b]Amdocs Ltd.	3,023,348	86,649,154
Computer Sciences Corp.	1,981,218	91,136,028
[b]Fiserv, Inc.	2,663,570	143,353,337
INTERNET SOFTWARE & SERVICES — 3.31%
[b]Google, Inc.	255,554	134,367,738
SOFTWARE — 4.26%
[b]Adobe Systems, Inc.	2,447,400	63,999,510
[b]ANSYS, Inc.	993,025	41,955,306
Microsoft Corp.	2,722,100	66,664,229

		628,125,302

TECHNOLOGY HARDWARE & EQUIPMENT — 5.65%
COMPUTERS & PERIPHERALS — 4.91%
[b]Dell, Inc.	11,801,700	152,950,032
[b]NCR Corp.	3,368,100	45,907,203
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.74%
Corning, Inc.	1,650,735	30,175,436

		229,032,671

TELECOMMUNICATION SERVICES — 3.44%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.92%
[b]Level 3 Communications, Inc.	39,653,356	37,167,091
WIRELESS TELECOMMUNICATION SERVICES — 2.52%
China Mobile Ltd.	8,188,500	83,902,350
[b]Leap Wireless International, Inc.	1,498,818	18,510,402

		139,579,843

TOTAL COMMON STOCK (Cost $4,029,042,909)		3,908,867,575

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
PREFERRED STOCK — 0.68%
BANKS — 0.68%
COMMERCIAL BANKS — 0.68%
[a,b]Sterling Financial Corp. Pfd, 0.00%	300,000	$27,600,000

TOTAL PREFERRED STOCK (Cost $27,600,000)		27,600,000

CORPORATE BONDS — 1.19%
TELECOMMUNICATION SERVICES — 1.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.19%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$51,489,000	48,399,660

TOTAL CORPORATE BONDS (Cost $44,632,016)		48,399,660

CONVERTIBLE BONDS — 1.04%
MATERIALS — 0.73%
METALS & MINING — 0.73%
[c]Anglogold Holdings Ltd., 3.50%, 5/22/2014	25,000,000	29,618,750

		29,618,750

TELECOMMUNICATION SERVICES — 0.31%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.31%
Level 3 Communications, Inc., 6.50%, 10/1/2016	12,049,000	12,320,102

TOTAL CONVERTIBLE BONDS (Cost $37,044,212)		41,938,852

SHORT TERM INVESTMENTS — 1.16%
Atmos Energy Corp., 0.29%, 10/1/2010	47,000,000	47,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $47,000,000)		47,000,000

TOTAL INVESTMENTS — 100.48% (Cost $4,185,319,137)		$4,073,806,087
LIABILITIES NET OF OTHER ASSETS — (0.48)%		(19,444,232)

NET ASSETS — 100.00%		$4,054,361,855

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $29,618,750, representing 0.73% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2010

ASSETS
Investments at value (cost $4,185,319,137) (Note 2)	$4,073,806,087
Cash	724,816
Receivable for fund shares sold	9,329,094
Dividends receivable	5,967,596
Dividend and interest reclaim receivable	636,965
Interest receivable	2,321,944
Prepaid expenses and other assets	65,023

Total Assets	4,092,851,525

LIABILITIES
Payable for securities purchased	935,124
Payable for fund shares redeemed	17,075,569
Unrealized depreciation on forward currency contracts (Note 7)	15,756,867
Payable to investment advisor and other affiliates (Note 3)	3,087,374
Accounts payable and accrued expenses	1,616,474
Dividends payable	18,262

Total Liabilities	38,489,670

NET ASSETS	$4,054,361,855

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,815,153
Net unrealized depreciation on investments	(127,194,751)
Accumulated net realized gain (loss)	(775,813,245)
Net capital paid in on shares of beneficial interest	4,955,554,698

$4,054,361,855

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,131,593,792 applicable to 37,176,030 shares of beneficial interest outstanding - Note 4)	$30.44
Maximum sales charge, 4.50% of offering price	1.43

Maximum offering price per share	$31.87

Class B Shares:
Net asset value and offering price per share * ($22,036,462 applicable to 764,827 shares of beneficial interest outstanding - Note 4)	$28.81

Class C Shares:
Net asset value and offering price per share * ($329,760,484 applicable to 11,301,772 shares of beneficial interest outstanding - Note 4)	$29.18

Class I Shares:
Net asset value, offering and redemption price per share ($2,087,380,037 applicable to 67,449,169 shares of beneficial interest outstanding - Note 4)	$30.95

Class R3 Shares:
Net asset value, offering and redemption price per share ($200,362,111 applicable to 6,624,857 shares of beneficial interest outstanding - Note 4)	$30.24

Class R4 Shares:
Net asset value, offering and redemption price per share ($54,460,797 applicable to 1,791,881 shares of beneficial interest outstanding - Note 4)	$30.39

Class R5 Shares:
Net asset value, offering and redemption price per share ($228,768,172 applicable to 7,399,016 shares of beneficial interest outstanding - Note 4)	$30.92

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,135,337)	$61,950,591
Interest income (net of premium amortized of $20,037)	14,601,399

Total Income	76,551,990

EXPENSES:
Investment advisory fees (Note 3)	29,279,476
Administration fees (Note 3)
Class A Shares	1,547,184
Class B Shares	36,605
Class C Shares	447,041
Class I Shares	940,989
Class R3 Shares	235,693
Class R4 Shares	73,248
Class R5 Shares	106,767
Distribution and service fees (Note 3)
Class A Shares	3,088,219
Class B Shares	292,332
Class C Shares	3,576,325
Class R3 Shares	942,508
Class R4 Shares	146,393
Transfer agent fees
Class A Shares	2,011,115
Class B Shares	66,475
Class C Shares	561,408
Class I Shares	2,038,020
Class R3 Shares	467,713
Class R4 Shares	177,728
Class R5 Shares	619,266
Registration and filing fees
Class A Shares	47,820
Class B Shares	16,977
Class C Shares	21,689
Class I Shares	140,496
Class R3 Shares	20,263
Class R4 Shares	21,274
Class R5 Shares	19,927
Custodian fees (Note 3)	550,475
Professional fees	132,155
Accounting fees	167,260
Trustee fees	98,255
Other expenses	395,667

Total Expenses	48,286,763
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,003,299)

Net Expenses	47,283,464

Net Investment Income	$29,268,526

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$399,144,302
Forward currency contracts (Note 7)	(4,208,059)
Foreign currency transactions	(863,395)

394,072,848

Net change in unrealized appreciation (depreciation) on:
Investments	(303,173,201)
Forward currency contracts (Note 7)	(15,756,867)
Foreign currency translations	53,064

(318,877,004)

Net Realized and Unrealized Gain	75,195,844

Net Increase in Net Assets Resulting from Operations	$104,464,370

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$29,268,526	$45,726,331
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	394,072,848	(886,084,841)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(318,877,004)	899,659,702

Net Increase (Decrease) in Net Assets Resulting from Operations	104,464,370	59,301,192

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,120,379)	(16,118,746)
Class B Shares	(57,103)	(326,779)
Class C Shares	(815,194)	(2,935,911)
Class I Shares	(17,633,649)	(24,133,460)
Class R3 Shares	(1,025,249)	(2,185,830)
Class R4 Shares	(339,423)	(535,872)
Class R5 Shares	(1,893,225)	(2,440,948)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(100,540,665)	64,047,983
Class B Shares	(17,635,969)	(22,207,742)
Class C Shares	(40,055,751)	(43,229,232)
Class I Shares	479,233,524	(326,092,244)
Class R3 Shares	34,129,445	(5,811,678)
Class R4 Shares	10,529,029	11,324,512
Class R5 Shares	60,623,632	21,262,560

Net Increase (Decrease) in Net Assets	501,863,393	(290,082,195)

NET ASSETS:
Beginning of Year	3,552,498,462	3,842,580,657

End of Year	$4,054,361,855	$3,552,498,462

Undistributed net investment income	$1,815,153	$1,871,097

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock(a)	$3,908,867,575	$3,906,467,575	$—	$2,400,000
Preferred Stock(a)	27,600,000	—	—	27,600,000
Corporate Bonds	48,399,660	—	48,399,660	—
Convertible Bonds	41,938,852	—	41,938,852	—
Short Term Investments	47,000,000	—	47,000,000	—

Total Investments in Securities	$4,073,806,087	$3,906,467,575	$137,338,512	$30,000,000
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(15,756,867)	$—	$(15,756,867)	$—

(a)	Industry classifications for Level 3 valuations consisted of $2,400,000 in Common Stock and $27,600,000 in Preferred Stock, both in Banks at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases (b)	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$30,000,000	$—	$—	$—	$—	$30,000,000

(a)	Level 3 Securities represent 0.74% of Total Net Assets at the year ended September 30, 2010.
(b)	Assets valued using Level 3 inputs comprised of purchases of unregistered stock during the year ended September 30, 2010.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends, if any, to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $576,336 for Class R3 shares, $138,710 for Class R4 Shares, and $288,253 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $78,214 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $26,809 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,919,655	$275,295,386	21,996,783	$495,137,300
Shares issued to shareholders in reinvestment of dividends	185,067	5,782,360	526,363	12,590,999
Shares repurchased	(12,535,727)	(381,632,085)	(20,767,504)	(443,715,236)
Redemption fees received*	—	13,674	—	34,920

Net Increase (Decrease)	(3,431,005)	$(100,540,665)	1,755,642	$64,047,983

Class B Shares
Shares sold	33,963	$1,007,852	123,500	$2,607,505
Shares issued to shareholders in reinvestment of dividends	1,560	46,442	12,305	270,413
Shares repurchased	(640,143)	(18,690,579)	(1,177,554)	(25,087,288)
Redemption fees received*	—	316	—	1,628

Net Increase (Decrease)	(604,620)	$(17,635,969)	(1,041,749)	$(22,207,742)

Class C Shares
Shares sold	1,160,118	$34,417,962	1,876,368	$41,683,603
Shares issued to shareholders in reinvestment of dividends	23,192	698,534	110,865	2,523,300
Shares repurchased	(2,561,879)	(75,176,179)	(4,196,286)	(87,447,481)
Redemption fees received*	—	3,932	—	11,346

Net Increase (Decrease)	(1,378,569)	$(40,055,751)	(2,209,053)	$(43,229,232)

Class I Shares
Shares sold	33,481,948	$1,049,288,699	22,175,103	$544,582,100
Shares issued to shareholders in reinvestment of dividends	436,183	13,744,602	780,762	18,926,149
Shares repurchased	(18,718,597)	(583,820,763)	(39,596,078)	(889,646,618)
Redemption fees received*	—	20,986	—	46,125

Net Increase (Decrease)	15,199,534	$479,233,524	(16,640,213)	$(326,092,244)

Class R3 Shares
Shares sold	3,017,720	$92,556,011	1,686,345	$39,658,963
Shares issued to shareholders in reinvestment of dividends	31,966	989,285	89,721	2,114,046
Shares repurchased	(1,927,763)	(59,417,965)	(2,071,335)	(47,589,434)
Redemption fees received*	—	2,114	—	4,747

Net Increase (Decrease)	1,121,923	$34,129,445	(295,269)	$(5,811,678)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	1,194,182	$37,191,449	808,447	$20,006,549
Shares issued to shareholders in reinvestment of dividends	9,282	288,552	18,317	442,047
Shares repurchased	(898,513)	(26,951,640)	(392,575)	(9,125,077)
Redemption fees received*	—	668	—	993

Net Increase (Decrease)	304,951	$10,529,029	434,189	$11,324,512

Class R5 Shares
Shares sold	3,281,252	$103,225,130	2,235,661	$55,055,512
Shares issued to shareholders in reinvestment of dividends	59,336	1,869,704	99,135	2,411,510
Shares repurchased	(1,440,353)	(44,473,586)	(1,587,441)	(36,208,743)
Redemption fees received*	—	2,384	—	4,281

Net Increase (Decrease)	1,900,235	$60,623,632	747,355	$21,262,560

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,297,887,462 and $2,762,149,653, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,205,776,427

Gross unrealized appreciation on a tax basis	$273,579,001
Gross unrealized depreciation on a tax basis	(405,549,341)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(131,970,340)

Distributable earnings – ordinary income (tax basis)	$1,182,245

At September 30, 2010, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $840,449. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

At September 30, 2010 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$527,267,206
2018	242,353,997

$769,621,203

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $17,101 and decreased net realized investment loss by $17,101. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses and the disposition of a partnership investment.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$28,884,222	$48,677,546
Capital gains	—	—

Total Distributions	$28,884,222	$48,677,546

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation		Unrealized Depreciation
Japanese Yen	Sell	18,875,000,000	11/24/2010	226,208,672		$—	$(15,312,460)
Japanese Yen	Sell	3,585,000,000	03/02/2011	43,026,155		—	(444,407)

Total					$		$(15,756,867)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(15,756,867)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(4,208,059)	$(4,208,059)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(15,756,867)	$(15,756,867)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

26    Certified Annual Report

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010 (b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58	1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(b)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52	1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(b)	$37.59	0.29	7.86	8.15	(0.27)	(1.30)	(1.57)	$44.17	0.70	1.27		1.27		1.27		22.23	79.29	$1,599,976
2006(b)	$32.79	0.35	4.76	5.11	(0.31)	—	(0.31)	$37.59	1.02	1.35		1.34		1.35		15.63	51.36	$1,121,720
Class B Shares
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74	2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	.— (c)	(3.93)	(3.93)	$26.66	(0.28)	2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)	(1.30)	(1.32)	$42.36	(0.09)	2.07		2.07		2.07		21.26	79.29	$113,299
2006	$31.60	0.07	4.58	4.65	(0.08)	—	(0.08)	$36.17	0.21	2.15		2.14		2.15		14.71	51.36	$96,587
Class C Shares
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81	2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)	2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)	(1.30)	(1.33)	$42.82	(0.05)	2.03		2.03		2.03		21.29	79.29	$621,687
2006	$31.92	0.09	4.62	4.71	(0.08)	—	(0.08)	$36.55	0.27	2.09		2.09		2.09		14.77	51.36	$490,399
Class I Shares
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94	0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92	0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)	(1.30)	(1.71)	$44.80	1.05	0.93		0.92		0.93		22.62	79.29	$2,401,473
2006	$33.23	0.50	4.82	5.32	(0.44)	—	(0.44)	$38.11	1.41	0.98		0.97		0.98		16.10	51.36	$1,074,492
Class R3 Shares
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57	1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50	1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)	(1.30)	(1.56)	$43.94	0.63	1.35		1.35		1.63		22.11	79.29	$151,260
2006	$32.68	0.37	4.71	5.08	(0.33)	—	(0.33)	$37.43	1.05	1.36		1.35		1.69		15.60	51.36	$48,627
Class R4 Shares
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65	1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58	1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(d)	$41.00	0.20	3.12	3.32	(0.18)	—	(0.18)	$44.14	0.70 (e)	1.25	(e)	1.25	(e)	2.34	(e)	8.09	79.29	$7,038
Class R5 Shares
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93	0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92	0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)	(1.30)	(1.71)	$44.78	1.14	0.91		0.91		0.93		22.63	79.29	$106,906
2006	$33.22	0.24	5.07	5.31	(0.44)	—	(0.44)	$38.09	0.64	1.00		0.98		3.24		16.07	51.36	$10,483

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Effective date of this class of shares was February 1, 2007.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$936.50	$6.57
Hypothetical*	$1,000.00	$1,018.28	$6.85
Class B Shares
Actual	$1,000.00	$932.40	$10.65
Hypothetical*	$1,000.00	$1,014.05	$11.10
Class C Shares
Actual	$1,000.00	$932.90	$10.08
Hypothetical*	$1,000.00	$1,014.64	$10.51
Class I Shares
Actual	$1,000.00	$938.40	$4.55
Hypothetical*	$1,000.00	$1,020.37	$4.75
Class R3 Shares
Actual	$1,000.00	$936.30	$6.55
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R4 Shares
Actual	$1,000.00	$936.80	$6.07
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$938.10	$4.81
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.35%; B: 2.20%; C: 2.08%; I: 0.94%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Value Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	-1.44%	1.11%	0.85%	8.94%
B Shares (Incep: 4/3/00)	-2.71%	0.86%	0.65%	0.68%
C Shares (Incep: 10/2/95)	1.43%	1.28%	0.54%	8.43%
I Shares (Incep: 11/2/98)	3.62%	2.43%	1.72%	5.52%
R3 Shares (Incep: 7/1/03)	3.14%	2.00%	—	4.98%
R4 Shares (Incep: 2/1/07)	3.25%	—	—	-4.40%
R5 Shares (Incep: 2/1/05)	3.54%	2.40%	—	3.67%
S&P 500 Index (Since 10/2/95)	10.16%	0.64%	-0.43%	6.49%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Value Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Value Fund designates 98.42% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

97.16% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2010 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of large blend equity mutual funds selected by an independent mutual fund analyst firm, and relative to two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return in the most recent calendar year was higher relative to the category of large blend equity mutual funds and the two broad based securities indices, and further noted in this context that the Fund’s returns had exceeded the returns of the category and the two indices in the majority of the preceding nine calendar years. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns fell within the lowest quartile of the fund category for the three-month, year-to-date and one-year periods ended with the second quarter of the current year, but that the Fund’s returns fell above the median of the category for the three-year period and within the top decile of the category for the five-year period. The Trustees further noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark Standard & Poor’s 500 Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged to the Fund was somewhat higher than the median and average management fees for the group of mutual funds assembled by the analyst firm, that the overall expense ratio of the Fund was slightly higher than the median and comparable to the average expense ratios for the same group, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2010 (Unaudited)

the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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40    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Value Fund

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Value *knows no boundaries*

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

**You invest in the future,
without spending a dime.**

edelivery

Thornburg International Value Fund

Value Knows No Boundaries

The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report.    3

Thornburg International Value Fund

CO-PORTFOLIO MANAGERS

Left to right:

Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.34%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	9.43%	-6.91%	6.24%	7.07%	9.10%
With sales charge	4.49%	-8.33%	5.27%	6.58%	8.69%
MSCI EAFE Index
(Since: 5/28/98)	3.27%	-9.51%	1.97%	2.56%	3.36%

4    This page is not part of the Annual Report.

its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
Novo Nordisk A/S	National Bank of Greece S.A.
ARM Holdings plc	Vestas Wind Systems A/S
LVMH Moët Hennessy Louis Vuitton	Lafarge SA
CNOOC Ltd.	AXA SA
Wal-Mart de Mexico SAB de C.V.	Dai-ichi Life Insurance Co. Ltd.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	16.5x

Portfolio Price to Cash Flow*	8.6x

Portfolio Price to Book Value*	1.9x

Median Market Cap*	$31.4 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.89

Number of Companies	67

* Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

BASKET STRUCTURE

As of 9/30/10

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Thornburg International Value Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager

October 21, 2010

Dear Fellow Shareholder:

The fiscal year ended September 30, 2010 was both challenging and satisfying. Despite a fairly muted
3.27% return for the MSCI EAFE Index, quite a lot occurred on the global investment scene in the twelve months ended September 30, 2010. The subsidence of uncertainties surrounding the sovereign debt crisis in Europe and unsettling economic data here at home, along with accommodative global monetary policies, seemed to promote a renewed appetite for equity risk. This helped the late-staged turnaround in performance for our fiscal year, and culminated in the best September for the U.S. stock market in over 70 years. International markets responded as well. For U.S. investors, currency movements were an added plus, especially late in the period. Developing markets played a somewhat unusual role, experiencing slightly less volatility and more economic stability than developed regions, in the form of trade surpluses and broadly stable fiscal positions and currencies. These currency dynamics, coupled with outperformance of many emerging market stocks, played a role in the relative returns of the
MSCI AC World ex-U.S. Index vs. the MSCI EAFE Index, with the former returning 8.00% during the period. A number of currencies appreciated versus the U.S. dollar, providing investors with excess returns over and above stock price appreciation. European currencies, while weak early on, have recently retraced much of the declines of earlier in the period, while the Australian and Canadian dollar now trade near parity with the U.S. dollar, a level not seen in years.

Lei Wang, CFA Co-Portfolio Manager

For the twelve months ended September 30, 2010, the Thornburg International Value Fund (Class A shares at NAV) outperformed the MSCI EAFE Index, returning 9.43%, a positive spread of approximately six percentage points. It is worth noting that despite healthy capital appreciation over the past 18 months, there will be no capital gain distribution this year due to offsetting tax-loss carryforwards from prior years.

The diversification of our holdings and the three-basket approach served us well during the period, as we were able to perform reasonably well during periods of high volatility,

Certified Annual Report    7

Letter to Shareholders,

Continued

resulting in superior aggregate performance over the period. Notably, our top ten performing stocks were in distinctive industries, propelled by company-specific dynamics, and spread across geographies as evidenced in this table:

COMPANY	INDUSTRY	COUNTRY

Novo Nordisk A/S	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

ARM Holdings	Semiconductors & Semiconductor Equipment	United Kingdom

LVMH Moët Hennessy Louis Vuitton SA	Consumer Durables & Apparel	France

CNOOC Ltd.	Energy	China

Wal-Mart de México SAB de C.V.	Food & Staples Retailing	Mexico

Potash Corp. of Saskatchewan, Inc.	Materials	Canada

Volkswagen AG	Automobiles & Components	Germany

Hennes & Mauritz AB	Retailing	Sweden

Canadian National Railway Co.	Transportation	Canada

Nestlé SA	Food, Beverage & Tobacco	Switzerland

Our consumer discretionary holdings staged notable rebounds and were the strongest contributor to our 12-month performance with LVMH Moët Hennessey leading the charge, up nearly 60% in local currencies. Hennes & Mauritz was another strong performer, up nearly 30% during the period. We own these companies not due to our belief in the superfluous opening of wallets, but due to strong franchises in what was a depressed industry, healthy balance sheets, and cost discipline, which allows for operating leverage as sales recover. We also had positive company-specific news flow in Novo Nordisk, which benefited from the approval of a new diabetes drug, Victoza, as well as delays in competitive products, and Potash, which received an offer from BHP Billiton.

We have cautiously added to more cyclically exposed stocks, such as Lafarge, Schlumberger, and Toyota, while establishing more recent positions in BG Group and ArcelorMittal. In addition, we have taken advantage of volatility to add to some of our financial institutions such as ING, BNP Paribas, and Intesa Sanpaolo. Concurrently, we have added to Consistent Earners, which are more likely to be less volatile in the case of a turn for the worse. Novartis, Teva, and Tesco are examples of companies well positioned in their respective industries, which expect to be able to continue to progress through economic volatility.

The unexpected recovery of markets in September was refreshing after a summer of economic debate and focus on the possibility of a double-dip recession in the United States, creating a drag on the global economy.

8    Certified Annual Report

There are still plenty of worries, not the least of which is continued consumer and financial institution deleveraging. Budget deficits in developed markets, the aftershock of accommodative monetary policies, and the lingering sovereign debt crisis in Europe have spurred contentious currency movements. In this challenging environment, many publicly traded corporate securities remain reasonably healthy. Liquidity is abundant, costs seem under control, profits are surprisingly good, and emerging market economies continue to expand. This generally favorable backdrop encourages our guarded optimism. We remain committed to finding investments with an embedded value proposition. If we do this well, our portfolio will have the potential to participate in a recovering market within the bounds of normal volatility. We would like to think that most of the surprises from here will be good ones, including a buoyant global stock market.

Thank you for our continued trust and confidence. To learn more about your portfolio’s holdings, please visit www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Novartis AG	2.5%	Volkswagen AG Pfd	2.3%
Teva Pharmaceutical Industries Ltd. ADR	2.5%	SAP AG	2.3%
Novo Nordisk A/S	2.5%	CNOOC Ltd.	2.3%
Hong Kong Exchanges & Clearing Ltd.	2.4%	Tesco plc	2.2%
LVMH Moët Hennessy Louis Vuitton SA	2.4%	Standard Chartered plc	2.2%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Banks	11.3%	Media	3.6%
Materials	8.5%	Household & Personal Products	3.1%
Energy	8.3%	Retailing	3.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.6%	Software & Services	3.1%
Diversified Financials	7.0%	Technology Hardware & Equipment	3.0%
Automobiles & Components	5.8%	Consumer Durables & Apparel	2.4%
Food, Beverage & Tobacco	5.1%	Consumer Services	2.0%
Telecommunication Services	4.7%	Insurance	1.7%
Health Care Equipment & Services	4.7%	Semiconductors & Semiconductor Equipment	1.7%
Capital Goods	4.6%	Transportation	1.7%
Food & Staples Retailing	3.7%	Other Assets & Cash Equivalents	3.3%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10 (percent of equity holdings)

United Kingdom	19.9%	Israel	2.6%
Japan	9.5%	Hong Kong	2.4%
China	8.3%	Spain	1.9%
France	8.1%	Sweden	1.9%
Germany	7.7%	Taiwan	1.9%
Canada	6.6%	Australia	1.8%
Switzerland	6.0%	South Korea	1.5%
Brazil	4.9%	Italy	1.1%
Netherlands	4.7%	Turkey	1.1%
Mexico	3.8%	Ireland	1.0%
Denmark	3.3%

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 94.33%

AUTOMOBILES & COMPONENTS — 3.48%
AUTOMOBILES — 3.48%
Hyundai Motor Co.	2,522,953	$338,532,610
Toyota Motor Corp.	12,625,026	453,399,952

		791,932,562

BANKS — 11.23%
COMMERCIAL BANKS — 11.23%
BNP Paribas SA	5,506,058	391,595,079
China Merchants Bank Co., Ltd.	156,250,109	402,766,155
Industrial & Commercial Bank of China Ltd.	551,287,100	410,684,501
Intesa Sanpaolo	73,519,466	238,787,099
Mitsubishi UFJ Financial Group, Inc.	83,007,600	386,798,711
Standard Chartered plc	17,100,929	490,533,703
Turkiye Garanti Bankasi A.S.	40,628,768	235,928,002

		2,557,093,250

CAPITAL GOODS — 4.59%
AEROSPACE & DEFENSE — 0.68%
Empresa Brasileira de Aeronautica SA ADR	5,421,345	153,911,984
ELECTRICAL EQUIPMENT — 0.67%
[a]Vestas Wind Systems A/S	4,065,826	153,208,487
MACHINERY — 3.24%
Fanuc Ltd.	2,157,007	274,664,404
Komatsu Ltd.	19,900,792	461,999,699

		1,043,784,574

CONSUMER DURABLES & APPAREL — 2.36%
TEXTILES, APPAREL & LUXURY GOODS — 2.36%
LVMH Moët Hennessy Louis Vuitton SA	3,659,311	536,768,720

		536,768,720

CONSUMER SERVICES — 1.96%
HOTELS, RESTAURANTS & LEISURE — 1.96%
[b]Carnival plc	11,352,925	446,214,264

		446,214,264

DIVERSIFIED FINANCIALS — 6.97%
CAPITAL MARKETS — 1.97%
Deutsche Bank AG	4,376,311	239,505,365
Julius Baer Group Ltd.	5,777,758	210,319,446
DIVERSIFIED FINANCIAL SERVICES — 5.00%
BM&F Bovespa SA	36,328,800	303,813,546
Hong Kong Exchanges & Clearing Ltd.	27,309,600	537,825,436
[a]ING Groep N.V.	28,506,300	295,733,903

		1,587,197,696

ENERGY — 8.31%
ENERGY EQUIPMENT & SERVICES — 1.47%
Schlumberger Ltd.	5,449,960	335,772,036

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 6.84%
BG Group plc	15,521,892	$272,727,556
[a]Cairn Energy plc	20,001,560	142,523,110
Canadian Natural Resources Ltd.	8,448,600	292,239,939
CNOOC Ltd.	264,895,579	514,164,782
Petroleo Brasileiro S.A. ADR	9,227,670	334,687,591

		1,892,115,014

FOOD & STAPLES RETAILING — 3.73%
FOOD & STAPLES RETAILING — 3.73%
Tesco plc	75,808,518	504,931,236
Wal-Mart de Mexico SAB de C.V.	137,062,200	344,785,940

		849,717,176

FOOD, BEVERAGE & TOBACCO — 5.10%
BEVERAGES — 1.21%
Sabmiller plc	8,615,750	275,494,270
FOOD PRODUCTS — 1.83%
Nestlé SA	7,807,300	415,928,515
TOBACCO — 2.06%
British American Tobacco plc	12,595,425	469,822,027

		1,161,244,812

HEALTH CARE EQUIPMENT & SERVICES — 4.70%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.71%
Covidien plc	5,658,498	227,415,034
Smith & Nephew plc	17,870,272	162,960,280
HEALTH CARE PROVIDERS & SERVICES — 2.99%
Fresenius Medical Care AG & Co.	6,521,994	402,811,756
[b]Sinopharm Group Co. H	67,089,500	277,131,079

		1,070,318,149

HOUSEHOLD & PERSONAL PRODUCTS — 3.13%
HOUSEHOLD PRODUCTS — 1.89%
Reckitt Benckiser plc	7,796,278	428,773,367
PERSONAL PRODUCTS — 1.24%
Natura Cosmeticos SA	10,525,200	283,035,816

		711,809,183

INSURANCE — 1.73%
INSURANCE — 1.73%
China Life Insurance Co.	53,195,000	209,794,879
Dai-ichi Life Insurance Co.	153,157	184,933,225

		394,728,104

MATERIALS — 8.52%
CHEMICALS — 3.12%
Air Liquide SA	2,824,140	344,537,372
Potash Corp. of Saskatchewan, Inc.	2,532,600	364,795,704

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
CONSTRUCTION MATERIALS — 1.50%
Lafarge SA	5,984,204	$342,634,656
METALS & MINING — 3.90%
ArcelorMittal	8,580,800	282,618,324
BHP Billiton Ltd.	10,477,762	394,052,355
Southern Copper Corp.	6,022,400	211,506,688

		1,940,145,099

MEDIA — 3.58%
MEDIA — 3.58%
British Sky Broadcasting Group plc	26,620,886	295,031,168
Pearson plc	13,048,731	202,010,192
Publicis Groupe	3,563,500	169,250,717
Thomson Reuters Corp.	3,935,000	147,930,605

		814,222,682

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.57%
PHARMACEUTICALS — 7.57%
Novartis AG	10,081,996	578,151,401
Novo Nordisk A/S	5,735,512	569,165,739
Teva Pharmaceutical Industries Ltd. ADR	10,907,600	575,375,900

		1,722,693,040

RETAILING — 3.11%
SPECIALTY RETAIL — 3.11%
Hennes & Mauritz AB	11,813,974	427,839,957
Kingfisher plc	75,829,417	278,979,944

		706,819,901

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.73%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.73%
ARM Holdings plc	37,119,800	228,697,592
Taiwan Semiconductor Manufacturing Co., Ltd.	83,246,000	165,205,000

		393,902,592

SOFTWARE & SERVICES — 3.10%
INFORMATION TECHNOLOGY SERVICES — 0.83%
[a]Amdocs Ltd.	6,593,900	188,981,174
SOFTWARE — 2.27%
SAP AG	10,441,393	516,489,119

		705,470,293

TECHNOLOGY HARDWARE & EQUIPMENT — 3.03%
COMMUNICATIONS EQUIPMENT — 1.08%
HTC Corp.	10,835,747	245,908,315
COMPUTERS & PERIPHERALS — 0.46%
[a]Logitech International SA	6,057,621	105,537,548
OFFICE ELECTRONICS — 1.49%
Canon, Inc.	7,259,138	338,696,005

		690,141,868

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 4.74%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.33%
Koninklijke KPN N.V.	7,983,443	$123,472,527
Telefonica SA	16,408,400	406,328,461
WIRELESS TELECOMMUNICATION SERVICES — 2.41%
America Movil SAB de C.V. ADR	5,173,344	275,894,436
Rogers Communications, Inc.	7,265,900	271,950,441

		1,077,645,865

TRANSPORTATION — 1.66%
ROAD & RAIL — 1.66%
Canadian National Railway Co.	5,889,800	376,663,272

		376,663,272

TOTAL COMMON STOCK (Cost $17,952,064,238)		21,470,628,116

PREFERRED STOCK — 2.34%
AUTOMOBILES & COMPONENTS — 2.34%
AUTOMOBILES — 2.34%
Volkswagen AG Pfd	4,416,077	532,969,932

TOTAL PREFERRED STOCK (Cost $407,835,593)		532,969,932

SHORT TERM INVESTMENTS — 3.41%
AGL Capital Corp., 0.31%, 10/1/2010	$14,500,000	14,500,000
California State, put 10/7/2010 (LOC: Bank of America) (weekly demand notes), 0.26%, 5/1/2040	2,500,000	2,500,000
Chicago GO, put 10/7/2010 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.32%, 1/1/2040	34,440,000	34,440,000
Florida Power & Light Co., 0.25%, 10/1/2010	40,000,000	40,000,000
Houston, Texas Utilities Services, put 10/7/10 (Insured: AGM/SPA: Dexia) (weekly demand notes), 0.38%, 5/15/2034	44,595,000	44,595,000
McCormick & Co., 0.19% due 10/1/2010	50,000,000	50,000,000
Mississippi State, put 10/7/2010 (Nissan; Insured: Bank of America) (weekly demand notes), 0.25%, 11/1/2028	29,800,000	29,800,000
Missouri State Health & Educational Facilities Authority, put 10/1/2010 (Washington Univ.; SPA: Wells Fargo Bank N.A.) (daily demand notes), 0.27%, 2/15/2034	9,000,000	9,000,000
New York City Municipal Water Finance Authority, put 10/1/2010 (SPA: Dexia) (daily demand notes), 0.31%, 6/15/2033	7,000,000	7,000,000
New York City Municipal Water Finance, put 10/1/2010 (SPA: Landesbank Hessen-Thuringen) (daily demand notes), 0.27%, 6/15/2039	10,000,000	10,000,000
Northwest Natural Gas Co., 0.20%, 10/1/2010	40,000,000	40,000,000
Oglethorpe Power Corp., 0.26%, 10/5/2010	107,859,000	107,855,884
Pepco Holdings, Inc., 0.45%, 10/1/2010	8,000,000	8,000,000
Societe Generale North America, 0.15%, 10/1/2010	170,000,000	170,000,000
South Fulton Georgia Municipal Water & Sewer Authority, put 10/7/2010 (LOC: Bank of America) (weekly demand notes), 0.32%, 1/1/2033	7,455,000	7,455,000
UBS Finance, 0.19%, 10/1/2010	200,000,000	200,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $775,145,884)		775,145,884

TOTAL INVESTMENTS — 100.08% (Cost $19,135,045,715)		$22,778,743,932
LIABILITIES NET OF OTHER ASSETS — (0.08)%		(17,728,639)

NET ASSETS — 100.00%		$22,761,015,293

Footnote Legend

a	Non-income producing.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2009	Gross Additions	Gross Reductions	Shares/Principal September 30, 2010	Market Value September 30, 2010	Investment Income
Carnival plc*	8,974,400	2,378,525	—	11,352,925	$446,214,264	$2,977,523
Sinopharm Group Co. H*	18,370,800	48,718,700	—	67,089,500	277,131,079	89,488

Total non-controlled affiliated issuers - 3.18% of net assets					$723,345,343	$3,067,011

*	Issuers not affiliated at September 30, 2009.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
AGM	Insured by Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage
GO	General Obligation
LOC	Letter of Credit
Pfd	Preferred Stock
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2010

ASSETS
Investments at value (Note 2)
Non-affiliated issuers (cost $18,413,539,334)	$22,055,398,589
Non-controlled affiliated issuers (cost $721,506,381)	723,345,343
Cash	1,598,318
Cash denominated in foreign currency (cost $63,452,722)	64,796,546
Receivable for investments sold	222,315,995
Receivable for fund shares sold	89,566,518
Unrealized appreciation on forward currency contracts (Note 7)	14,153,258
Dividends receivable	39,274,654
Dividend and interest reclaim receivable	9,219,344
Interest receivable	35,684
Prepaid expenses and other assets	113,653

Total Assets	23,219,817,902

LIABILITIES
Payable for securities purchased	256,046,010
Payable for fund shares redeemed	40,792,798
Unrealized depreciation on forward currency contracts (Note 7)	136,905,656
Payable to investment advisor and other affiliates (Note 3)	15,874,652
Accounts payable and accrued expenses	9,163,878
Dividends payable	19,615

Total Liabilities	458,802,609

NET ASSETS	$22,761,015,293

NET ASSETS CONSIST OF:
Undistributed net investment income	$8,879,941
Net unrealized appreciation on investments	3,523,042,770
Accumulated net realized gain (loss)	(3,467,428,859)
Net capital paid in on shares of beneficial interest	22,696,521,441

$22,761,015,293

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($6,704,550,495 applicable to 257,836,014 shares of beneficial interest outstanding - Note 4)	$26.00
Maximum sales charge, 4.50% of offering price	1.23

Maximum offering price per share	$27.23

Class B Shares:
Net asset value and offering price per share * ($74,083,336 applicable to 3,031,913 shares of beneficial interest outstanding - Note 4)	$24.43

Class C Shares:
Net asset value and offering price per share * ($1,643,752,608 applicable to 66,990,198 shares of beneficial interest outstanding - Note 4)	$24.54

Class I Shares:
Net asset value, offering and redemption price per share ($9,693,445,293 applicable to 364,834,797 shares of beneficial interest outstanding - Note 4)	$26.57

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,311,041,399 applicable to 50,345,118 shares of beneficial interest outstanding - Note 4)	$26.04

Class R4 Shares:
Net asset value, offering and redemption price per share ($872,121,531 applicable to 33,674,503 shares of beneficial interest outstanding - Note 4)	$25.90

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,462,020,631 applicable to 92,809,471 shares of beneficial interest outstanding - Note 4)	$26.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $38,544,333)	$389,902,523
Non-controlled affiliated issuers (net of foreign taxes withheld of $8,949)	3,067,011
Interest income	2,021,616

Total Income	394,991,150

EXPENSES:
Investment advisory fees (Note 3)	131,361,211
Administration fees (Note 3)
Class A Shares	7,243,658
Class B Shares	95,536
Class C Shares	1,984,472
Class I Shares	3,944,900
Class R3 Shares	1,447,492
Class R4 Shares	858,482
Class R5 Shares	948,519
Distribution and service fees (Note 3)
Class A Shares	14,407,705
Class B Shares	764,522
Class C Shares	15,879,599
Class R3 Shares	5,787,814
Class R4 Shares	1,715,008
Transfer agent fees
Class A Shares	12,089,720
Class B Shares	161,301
Class C Shares	2,875,590
Class I Shares	8,744,590
Class R3 Shares	3,002,611
Class R4 Shares	2,474,800
Class R5 Shares	5,376,233
Registration and filing fees
Class A Shares	232,554
Class B Shares	18,458
Class C Shares	96,973
Class I Shares	907,983
Class R3 Shares	31,274
Class R4 Shares	46,326
Class R5 Shares	47,232
Custodian fees (Note 3)	6,953,500
Professional fees	368,977
Accounting fees	778,225
Trustee fees	450,695
Other expenses	2,226,339

Total Expenses	233,322,299
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,442,814)

Net Expenses	227,879,485

Net Investment Income	$167,111,665

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(682,947,727)
Forward currency contracts (Note 7)	28,334,580
Foreign currency transactions	(4,234,623)

(658,847,770)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	2,479,779,326
Non-controlled affiliated issuers*	1,838,961
Forward currency contracts (Note 7)	(125,482,799)
Foreign currency translations	1,445,698

2,357,581,186

Net Realized and Unrealized Gain	1,698,733,416

Net Increase in Net Assets Resulting from Operations	$1,865,845,081

*	Issuers not affiliated at Sept. 30, 2009. Net unrealized appreciation measured at September 30, 2010.

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$167,111,665	$145,886,647
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(658,847,770)	(1,987,449,808)
Increase (Decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts and foreign currency translations	2,357,581,186	2,209,400,435

Net Increase (Decrease) in Net Assets Resulting from Operations	1,865,845,081	367,837,274

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(38,456,122)	(47,691,328)
Class B Shares	(198,599)	(281,872)
Class C Shares	(4,699,975)	(6,234,690)
Class I Shares	(87,399,958)	(72,241,951)
Class R3 Shares	(6,932,653)	(8,457,824)
Class R4 Shares	(5,643,833)	(4,136,350)
Class R5 Shares	(20,695,344)	(14,813,551)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	889,589,596	(151,656,229)
Class B Shares	(12,642,863)	(14,340,619)
Class C Shares	(31,967,736)	(234,811,763)
Class I Shares	2,642,039,493	990,522,432
Class R3 Shares	168,532,316	113,114,566
Class R4 Shares	285,485,092	249,654,449
Class R5 Shares	867,059,993	392,644,180

Net Increase in Net Assets	6,509,914,488	1,559,106,724

NET ASSETS:
Beginning of Year	16,251,100,805	14,691,994,081

End of Year	$22,761,015,293	$16,251,100,805

Undistributed net investment income	$8,879,941	$10,029,383

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$21,470,628,116	$21,470,628,116	$—	$—
Preferred Stock	532,969,932	532,969,932	—	—
Short Term Investments	775,145,884	—	775,145,884	—

Total Investments in Securities	$22,778,743,932	$22,003,598,048	$775,145,884	$—

Other Financial Instruments**
Forward Currency Contracts	$14,153,258	$—	$14,153,258	$—
Spot Currency	$1,334,683	$1,334,683	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(136,905,656)	$—	$(136,905,656)	$—
Spot Currency	$(199,930)	$(199,930)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,098,819 for Class R3 shares, $1,624,289 for Class R4 shares, and $1,719,706 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned net commissions aggregating $341,572 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $149,436 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	98,256,291	$2,406,532,000	94,350,075	$1,855,765,245
Shares issued to shareholders in reinvestment of dividends	1,284,114	31,575,504	1,910,696	39,880,680
Shares repurchased	(63,800,486)	(1,548,569,721)	(106,827,831)	(2,047,398,938)
Redemption fees received*	—	51,813	—	96,784

Net Increase (Decrease)	35,739,919	$889,589,596	(10,567,060)	$(151,656,229)

Class B Shares
Shares sold	49,186	$1,143,298	307,132	$5,564,270
Shares issued to shareholders in reinvestment of dividends	5,827	132,783	9,713	190,063
Shares repurchased	(609,378)	(13,919,631)	(1,134,846)	(20,096,620)
Redemption fees received*	—	687	—	1,668

Net Increase (Decrease)	(554,365)	$(12,642,863)	(818,001)	$(14,340,619)

Class C Shares
Shares sold	12,441,045	$288,168,162	13,413,646	$251,623,816
Shares issued to shareholders in reinvestment of dividends	134,652	3,080,176	204,651	4,041,962
Shares repurchased	(14,084,287)	(323,230,328)	(27,577,857)	(490,508,597)
Redemption fees received*	—	14,254	—	31,056

Net Increase (Decrease)	(1,508,590)	$(31,967,736)	(13,959,560)	$(234,811,763)

Class I Shares
Shares sold	170,443,043	$4,255,830,103	135,891,137	$2,743,024,095
Shares issued to shareholders in reinvestment of dividends	2,095,554	52,935,805	2,218,946	47,387,069
Shares repurchased	(66,945,828)	(1,666,796,964)	(91,998,012)	(1,799,987,899)
Redemption fees received*	—	70,549	—	99,167

Net Increase (Decrease)	105,592,769	$2,642,039,493	46,112,071	$990,522,432

Class R3 Shares
Shares sold	20,220,086	$495,436,244	20,079,362	$393,943,531
Shares issued to shareholders in reinvestment of dividends	252,563	6,217,484	355,098	7,415,099
Shares repurchased	(13,635,248)	(333,131,790)	(14,936,306)	(288,262,022)
Redemption fees received*	—	10,378	—	17,958

Net Increase (Decrease)	6,837,401	$168,532,316	5,498,154	$113,114,566

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	20,306,284	$494,190,744	17,358,823	$351,220,800
Shares issued to shareholders in reinvestment of dividends	166,103	4,086,982	137,569	2,904,177
Shares repurchased	(8,731,380)	(212,798,772)	(5,390,436)	(104,476,483)
Redemption fees received*	—	6,138	—	5,955

Net Increase (Decrease)	11,741,007	$285,485,092	12,105,956	$249,654,449

Class R5 Shares
Shares sold	47,990,020	$1,194,175,209	32,451,475	$662,220,472
Shares issued to shareholders in reinvestment of dividends	768,879	19,399,053	642,611	13,721,112
Shares repurchased	(13,949,845)	(346,531,210)	(14,216,177)	(283,317,991)
Redemption fees received*	—	16,941	—	20,587

Net Increase (Decrease)	34,809,054	$867,059,993	18,877,909	$392,644,180

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,539,451,304 and $4,004,577,738, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$19,153,162,104

Gross unrealized appreciation on a tax basis	$4,683,938,898
Gross unrealized depreciation on a tax basis	(1,058,357,070)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,625,581,828

Distributable earnings – ordinary income (tax basis)	$14,985,300

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

At September 30, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $3,311,212 and $727,165,223, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182

$2,844,899,647

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $4,234,623 and decreased accumulated net realized investment loss by $4,234,623. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$164,026,484	$153,857,566
Capital gains	—	—

Total	$164,026,484	$153,857,566

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	815,227,800	01/25/2011	1,110,356,138	$—	$(61,936,502)
Euro	Buy	815,227,800	01/25/2011	1,110,356,138	1,630,025	—
Great Britain Pound	Sell	204,147,900	11/18/2010	320,592,205	—	(25,831,218)
Great Britain Pound	Sell	231,763,000	11/18/2010	363,958,734	—	(27,041,384)
Great Britain Pound	Buy	435,910,900	11/18/2010	684,550,939	12,523,233	—
Mexican Peso	Sell	6,300,000,000	11/30/2010	497,510,842	—	(22,096,552)

Total					$14,153,258	$(136,905,656)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$14,153,258

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(136,905,656)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$28,334,580	$28,334,580
Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(125,482,799)	$(125,482,799)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

28    Certified Annual Report

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

     Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72	1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(b)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09	1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(b)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23	1.28		1.28		1.28		(27.77)	27.31	$5,510,070
2007(b)	$26.51	0.27	10.25	10.52	(0.29)	(0.65)	(0.94)	$36.09	0.88	1.29		1.29		1.29		40.64	64.77	$7,111,205
2006(b)	$22.80	0.32	4.00	4.32	(0.21)	(0.40)	(0.61)	$26.51	1.25	1.33		1.33		1.33		19.30	36.58	$4,261,892
Class B Shares
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)	2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29	2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44	2.04		2.04		2.04		(28.33)	27.31	$98,541
2007	$25.28	0.03	9.75	9.78	(0.08)	(0.65)	(0.73)	$34.33	0.11	2.06		2.06		2.06		39.55	64.77	$135,486
2006	$21.82	0.11	3.81	3.92	(0.06)	(0.40)	(0.46)	$25.28	0.44	2.13		2.13		2.13		18.32	36.58	$82,799
Class C Shares
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)	2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34	2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50	2.00		2.00		2.00		(28.28)	27.31	$1,852,185
2007	$25.37	0.05	9.78	9.83	(0.10)	(0.65)	(0.75)	$34.45	0.17	2.01		2.01		2.01		39.63	64.77	$2,309,487
2006	$21.89	0.13	3.82	3.95	(0.07)	(0.40)	(0.47)	$25.37	0.55	2.06		2.05		2.06		18.41	36.58	$1,290,250
Class I Shares
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17	0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54	0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64	0.89		0.89		0.89		(27.45)	27.31	$5,152,506
2007	$26.99	0.41	10.42	10.83	(0.40)	(0.65)	(1.05)	$36.77	1.32	0.90		0.90		0.90		41.17	64.77	$5,113,109
2006	$23.19	0.43	4.06	4.49	(0.29)	(0.40)	(0.69)	$26.99	1.67	0.94		0.94		0.94		19.76	36.58	$2,034,453
Class R3 Shares
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61	1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02	1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07	1.45		1.45		1.62		(27.90)	27.31	$902,150
2007	$26.58	0.23	10.26	10.49	(0.24)	(0.65)	(0.89)	$36.18	0.75	1.45		1.45		1.61		40.43	64.77	$984,587
2006	$22.88	0.33	3.97	4.30	(0.20)	(0.40)	(0.60)	$26.58	1.29	1.45		1.45		1.61		19.15	36.58	$445,081
Class R4 Shares
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85	1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29	1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51	1.25		1.25		1.40		(27.73)	27.31	$231,960
2007(c)	$28.86	0.09	7.36	7.45	(0.29)	—	(0.29)	$36.02	0.42 (d)	1.25	(d)	1.25	(d)	1.70	(d)	25.90	64.77	$39,217
Class R5 Shares
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11	0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51	0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65	0.99		0.99		1.01		(27.54)	27.31	$944,582
2007	$26.97	0.43	10.39	10.82	(0.40)	(0.65)	(1.05)	$36.74	1.33	0.94		0.94		0.95		41.13	64.77	$450,944
2006	$23.18	0.45	4.03	4.48	(0.29)	(0.40)	(0.69)	$26.97	1.76	0.95		0.95		0.96		19.72	36.58	$48,699

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2007.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,035.60	$7.02
Hypothetical*	$1,000.00	$1,018.17	$6.96
Class B Shares
Actual	$1,000.00	$1,031.50	$10.84
Hypothetical*	$1,000.00	$1,014.40	$10.75
Class C Shares
Actual	$1,000.00	$1,032.00	$10.65
Hypothetical*	$1,000.00	$1,014.59	$10.56
Class I Shares
Actual	$1,000.00	$1,038.10	$4.83
Hypothetical*	$1,000.00	$1,020.32	$4.79
Class R3 Shares
Actual	$1,000.00	$1,035.10	$7.40
Hypothetical*	$1,000.00	$1,017.80	$7.33
Class R4 Shares
Actual	$1,000.00	$1,036.40	$6.38
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$1,037.90	$5.15
Hypothetical*	$1,000.00	$1,020.01	$5.10

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; B: 2.13%; C: 2.09%; I: 0.95%; R3: 1.45%; R4: 1.25%; R5: 1.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	4.49%	5.27%	6.58%	8.69%
B Shares (Incep: 4/3/00)	3.59%	5.08%	6.37%	5.72%
C Shares (Incep: 5/28/98)	7.67%	5.48%	6.25%	8.22%
I Shares (Incep: 3/30/01)	9.90%	6.67%	—	8.84%
R3 Shares (Incep: 7/1/03)	9.30%	6.10%	—	12.10%
R4 Shares (Incep: 2/1/07)	9.53%	—	—	0.49%
R5 Shares (Incep: 2/1/05)	9.86%	6.61%	—	8.41%
MSCI EAFE Index (Since 5/28/98)	3.27%	1.97%	2.56%	3.36%

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, market capitalization weighted index and is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg International Value Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2010, foreign taxes paid and foreign source income is $33,252,481 and $349,266,563, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. These reports addressed

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2010 (Unaudited)

a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s investment performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of “foreign large blend” mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of estimated earnings growth, portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return in the most recent calendar year was lower relative to one of the two broad based securities indices, that the Fund’s investment return was comparable to the other index and the category of foreign large blend equity mutual funds for the most recent calendar year, and also noted in this context that the Fund’s returns had exceeded the returns for both indices and the category in most of the preceding nine calendar years. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns fell within the top quartile of the fund category for the one-year period ended with the second quarter of the current year, and fell within the top decile of the fund category for the three-month, year-to-date, three-year and five-year periods. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark MSCI Europe, Australasia and Far East Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged by the Advisor to the Fund was lower than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio also was lower than the median and average expense ratios for the same fund group. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the break-

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2010 (Unaudited)

point structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    41

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42    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

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46    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management® 800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH078

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.49%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	1.47%	-12.63%	-0.23%	1.68%
With sales charge	-3.09%	-13.97%	-1.14%	1.20%
Russell 3000 Growth Index
(Since: 12/27/00)	12.81%	-4.32%	2.08%	-1.03%

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Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team test the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in as many ways as possible before reaching an investment decision.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
Las Vegas Sands Corp.	STEC, Inc.
DIRECTV	Charles Schwab Corp.
Telecity Group plc	Gilead Sciences, Inc.
Talecris Biotherapeutics Holdings Corp.	Amedisys, Inc.
Affiliated Managers Group, Inc.	Monsanto Co.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	18.5x

Portfolio Price to Cash Flow*	10.6x

Portfolio Price to Book Value*	3.0x

Median Market Cap*	$4.0 B

7-Year Beta (A Shares vs. Russell 3K G)*	1.13

Number of Companies	36

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

BASKET STRUCTURE

As of 9/30/10

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Thornburg Core Growth Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 15, 2010

Dear Fellow Shareholder:

We have certainly had a very tumultuous time over the past several years. Bailouts across the globe dominated the news a year ago; today, we have a “currency war” and quantitative easing. Without a doubt, these considerations impact stock prices, but our approach remains as it always has – seeking a nexus between growth and valuation. Unfortunately, returns over the trailing twelve months have been driven more by execution than valuation, and this has hurt our relative returns.

Warren Buffett, probably the pre-eminent post war investor, famously commented (paraphrasing the pre-eminent pre-war investor, Benjamin Graham), “In the short run, the market’s a voting machine and sometimes people vote very unintelligently. In the long run, it’s a weighing machine and the weight of business and how it does is what affects values over time.” A cynic would say I am arguing that we are right and the market is wrong, but the fact remains that today great businesses that are facing issues, whether real or perceived, are cheap. Businesses with good growth and no easily discernible flaws have been more dear and have become even more expensive as investors have been willing to pay for the lack of concerns. In many ways, since the market has recovered from the liquidity crisis of 2008, investors have sought “growth at any price,” a sentiment we don’t fully share and don’t believe will create long-term sustainable returns.

For the fiscal year ended September 30, 2010, the Thornburg Core Growth Fund generated positive absolute and poor relative performance. On September 30, 2009, the net asset value (NAV) for the Class A shares was $13.61. As of the end of this fiscal year, the Fund’s NAV was $13.81. The Fund’s Class A shares (at NAV), having returned 1.47% over the past twelve months, have materially underperformed the benchmark. The Russell 3000 Growth Index returned 12.81% for the year ended September 30, 2010.

Poor stock selection was the main driver of underperformance during the period, particularly within the information technology sector where our valuation sensitivity seemed to keep us out of the best performing stocks. In hindsight, we misjudged

Certified Annual Report     7

Letter to Shareholders,

Continued

the premium investors were willing to pay for growth during the year. The bulk of our technology exposure was in large cap stocks with attractive valuations. We continue to like these investments, but they have generally been relative underperformers. An additional headwind was the strong performance of industrial and telecommunication services stocks, areas where we had very little exposure. This is generally the case as these are not growth industries and produce few stocks that meet our criteria for investment.

Above, I mentioned that we don’t think our process is broken. Strategically and philosophically, we believe buying quality growth stocks at a discount is a winning approach to the market. Having said that, we are always making tactical adjustments to the process and believe that evolving our approach over time to reflect changes in the capital markets makes sense. We have always tried to own a bit of every market (high growth, momentum, classic growth, value, but our “sweet spot” is “growth at a reasonable price”).

Occasionally, markets become “narrow”– meaning a select segment of the market performs very strongly, to the detriment of other stocks. The best example of this is the internet bubble: an increasingly smaller part of the market drove the index and if you didn’t own those stocks, you were not performing. A quarter century before the internet bubble, we had the “Nifty Fifty” phenomenon, which featured an even narrower market (that also ended in tears). If narrowness persists in a market, we rarely participate due to high and increasing valuations, and thus we miss out on that performance. Our reticence to chase these stocks has clearly hurt returns, but I wouldn’t want to own most of those names at current levels. Where we do own high-multiple names, we’ve focused on names that have very powerful secular trends that can drive growth well into the future.

Our value-biased growth approach has driven the Fund’s performance since inception – with the Fund (at NAV) outperforming the benchmark in eight of the nine complete calendar years since we launched in late 2000. We continue to focus on the keys to our prior success, including rigorous research, always seeking new and better ideas than what we hold, minimizing errors in analysis, and weighting positions appropriately.

Growth as a style is clearly out of favor, and has been for 10 years. Numerous articles continue to be published about value investors buying “growth” stocks. Considering the global economy, true growth is what is scarce, especially with Gross Domestic Products slowing across the globe. In spite of this scarcity, so far we have mostly seen the highest tier of growth companies (in terms of highest growth rates and fewest perceived issues) do well, and there are many great investments that are growing nearly as well, at substantially lower valuations.

Since last year, there have been some changes to our team. Greg Dunn, associate portfolio manager, became a managing director of our firm. Thornburg Investment Management has been very proactive over its 28-year history in identifying and retaining important human capital, and we continue to consider it one of the most important things we can do. We also hired Tamara Manoukian as an equity analyst in February of 2010; she is a CFA charterholder and an experienced professional investor.

8    Certified Annual Report

Adherence to our core approach is reinforced by the culture and by the simple fact that every day I work with shareholders of the Core Growth Fund, who exist at all levels of our organization. Our firm-wide approach to investing is driven by three characteristics: having an intense focus on business fundamentals and valuation, being globally aware investors, and openly and proactively sharing investment information internally. Our culture has been an important part of our success historically, and we hope it will be in the future as well.

Our motto is “Strategies for Building Real Wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term, after-tax returns while managing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Qualcomm, Inc.	5.2%	Medco Health Solutions, Inc.	3.9%
Google, Inc.	4.4%	Charles Schwab Corp.	3.8%
Gilead Sciences, Inc.	4.3%	Affiliated Managers Group, Inc.	3.7%
Amazon.com, Inc.	4.1%	Amdocs Ltd.	3.7%
Visa, Inc.	4.1%	Fiserv, Inc.	3.4%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Software & Services	25.8%	Energy	3.1%
Diversified Financials	15.0%	Semiconductors & Semiconductor Equipment	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	14.8%	Automobiles & Components	2.4%
Consumer Services	9.8%	Banks	2.2%
Health Care Equipment & Services	7.9%	Consumer Durables & Apparel	2.1%
Retailing	6.4%	Other Assets & Cash Equivalents	2.3%
Technology Hardware & Equipment	5.2%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10 (% of equity holdings)

United States	90.9%	Switzerland	2.8%
United Kingdom	6.1%	China	0.2%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 97.71%
AUTOMOBILES & COMPONENTS — 2.36%
AUTO COMPONENTS — 2.36%
Gentex Corp.	1,599,538	$31,206,986

		31,206,986

BANKS — 2.18%
COMMERCIAL BANKS — 2.18%
[a]SVB Financial Group	681,506	28,841,334

		28,841,334

CONSUMER DURABLES & APPAREL — 2.09%
TEXTILES, APPAREL & LUXURY GOODS — 2.09%
[a]Skechers USA, Inc.	1,175,114	27,603,428

		27,603,428

CONSUMER SERVICES — 9.86%
DIVERSIFIED CONSUMER SERVICES — 5.30%
[a]Coinstar, Inc.	749,040	32,201,229
[a]Grand Canyon Education, Inc.	1,730,690	37,954,032
HOTELS, RESTAURANTS & LEISURE — 4.56%
[a]Las Vegas Sands Corp.	821,389	28,625,407
[a]Life Time Fitness, Inc.	800,932	31,612,786

		130,393,454

DIVERSIFIED FINANCIALS — 15.06%
CAPITAL MARKETS — 10.38%
[a]Affiliated Managers Group, Inc.	632,282	49,324,319
Charles Schwab Corp.	3,603,335	50,086,356
Goldman Sachs Group, Inc.	261,825	37,854,659
DIVERSIFIED FINANCIAL SERVICES — 4.68%
[a]Intercontinental Exchange, Inc.	243,300	25,478,376
[a]MSCI, Inc.	1,099,003	36,497,889

		199,241,599

ENERGY — 3.06%
OIL, GAS & CONSUMABLE FUELS — 3.06%
Frontier Oil Corp.	1,533,161	20,544,357
[a]Sandridge Energy, Inc.	3,502,200	19,892,496

		40,436,853

HEALTH CARE EQUIPMENT & SERVICES — 7.95%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.31%
Covidien plc	1,089,810	43,799,464
HEALTH CARE PROVIDERS & SERVICES — 4.64%
[a]HMS Holdings Corp.	162,912	9,602,033
[a]Medco Health Solutions, Inc.	995,100	51,804,906

		105,206,403

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 14.78%
BIOTECHNOLOGY — 12.68%
[a]Actelion Ltd.	917,300	$36,751,744
[a]Alexion Pharmaceuticals, Inc.	465,965	29,989,507
[a]Gilead Sciences, Inc.	1,614,660	57,498,042
[a]Talecris Biotherapeutics Holdings Corp.	1,898,627	43,440,586
PHARMACEUTICALS — 2.10%
[a]Salix Pharmaceuticals Ltd.	699,137	27,769,722

		195,449,601

RETAILING — 6.37%
INTERNET & CATALOG RETAIL — 4.13%
[a]Amazon.com, Inc.	348,215	54,690,648
SPECIALTY RETAIL — 2.24%
[a]Dress Barn, Inc.	1,247,294	29,623,232

		84,313,880

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.98%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.98%
[a]ON Semiconductor Corp.	5,465,198	39,404,078

		39,404,078

SOFTWARE & SERVICES — 25.84%
INFORMATION TECHNOLOGY SERVICES — 11.14%
[a]Amdocs Ltd.	1,701,406	48,762,296
[a]Fiserv, Inc.	824,084	44,352,201
Visa, Inc.	730,956	54,280,793
INTERNET SOFTWARE & SERVICES — 9.23%
[a]Equinix, Inc.	250,314	25,619,638
[a]Google, Inc.	111,765	58,764,919
[a]RightNow Technologies, Inc.	377,171	7,430,269
[a]Telecity Group plc	3,887,556	30,259,984
SOFTWARE — 5.47%
[a]AutoNavi Holdings Ltd. ADR	121,623	2,128,402
Microsoft Corp.	1,783,238	43,671,499
[a]Sourcefire, Inc.	919,855	26,528,618

		341,798,619

TECHNOLOGY HARDWARE & EQUIPMENT — 5.18%
COMMUNICATIONS EQUIPMENT — 5.18%
Qualcomm, Inc.	1,520,100	68,586,913

		68,586,913

TOTAL COMMON STOCK (Cost $1,118,134,479)		1,292,483,148

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 3.25%
AGL Capital Corp., 0.31%, 10/1/2010	$20,500,000	$20,500,000
Atmos Energy Corp., 0.29%, 10/1/2010	22,500,000	22,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $43,000,000)		43,000,000

TOTAL INVESTMENTS — 100.96% (Cost $1,161,134,479)		$1,335,483,148
LIABILITIES NET OF OTHER ASSETS — (0.96)%		(12,698,863)

NET ASSETS — 100.00%		$1,322,784,285

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2010

ASSETS
Investments at value (cost $1,161,134,479) (Note 2)	$1,335,483,148
Cash	864,736
Receivable for investments sold	4,159,094
Receivable for fund shares sold	1,312,534
Dividends receivable	217,962
Prepaid expenses and other assets	37,929

Total Assets	1,342,075,403

LIABILITIES
Payable for securities purchased	11,443,487
Payable for fund shares redeemed	5,872,515
Payable to investment advisor and other affiliates (Note 3)	1,107,577
Accounts payable and accrued expenses	867,470
Dividends payable	69

Total Liabilities	19,291,118

NET ASSETS	$1,322,784,285

NET ASSETS CONSIST OF:
Net investment loss	$(96,317)
Net unrealized appreciation on investments	174,348,669
Accumulated net realized gain (loss)	(913,943,718)
Net capital paid in on shares of beneficial interest	2,062,475,651

$1,322,784,285

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($372,953,553 applicable to 27,002,462 shares of beneficial interest outstanding - Note 4)	$13.81
Maximum sales charge, 4.50% of offering price	0.65

Maximum offering price per share	$14.46

Class C Shares:
Net asset value and offering price per share * ($215,412,828 applicable to 16,893,100 shares of beneficial interest outstanding - Note 4)	$12.75

Class I Shares:
Net asset value, offering and redemption price per share ($172,126,254 applicable to 12,028,150 shares of beneficial interest outstanding - Note 4)	$14.31

Class R3 Shares:
Net asset value, offering and redemption price per share ($212,360,003 applicable to 15,370,096 shares of beneficial interest outstanding - Note 4)	$13.82

Class R4 Shares:
Net asset value, offering and redemption price per share ($24,968,532 applicable to 1,803,937 shares of beneficial interest outstanding - Note 4)	$13.84

Class R5 Shares:
Net asset value, offering and redemption price per share ($324,963,115 applicable to 22,728,015 shares of beneficial interest outstanding - Note 4)	$14.30

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income	$5,758,922
Interest income	184,432

Total Income	5,943,354

EXPENSES:
Investment advisory fees (Note 3)	12,582,590
Administration fees (Note 3)
Class A Shares	572,519
Class C Shares	321,940
Class I Shares	99,400
Class R3 Shares	324,444
Class R4 Shares	38,630
Class R5 Shares	163,514
Distribution and service fees (Note 3)
Class A Shares	1,142,373
Class C Shares	2,575,519
Class R3 Shares	1,295,083
Class R4 Shares	77,034
Transfer agent fees
Class A Shares	1,103,811
Class C Shares	610,435
Class I Shares	312,695
Class R3 Shares	784,709
Class R4 Shares	133,657
Class R5 Shares	848,123
Registration and filing fees
Class A Shares	22,858
Class C Shares	21,083
Class I Shares	20,747
Class R3 Shares	18,722
Class R4 Shares	20,393
Class R5 Shares	22,115
Custodian fees (Note 3)	276,005
Professional fees	77,982
Accounting fees	65,590
Trustee fees	37,907
Other expenses	129,388

Total Expenses	23,699,266
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,645,458)

Net Expenses	22,053,808

Net Investment Loss	$(16,110,454)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$118,531,968
Forward currency contracts (Note 7)	(156,415)
Foreign currency transactions	(96,228)

118,279,325

Net change in unrealized appreciation (depreciation) on:
Investments	(84,241,758)
Forward currency contracts (Note 7)	43,193
Foreign currency translations	(1,521)

(84,200,086)

Net Realized and Unrealized Gain	34,079,239

Net Increase in Net Assets Resulting from Operations	$17,968,785

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(16,110,454)	$(11,089,808)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	118,279,325	(722,672,084)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(84,200,086)	640,445,502

Net Increase (Decrease) in Net Assets Resulting from Operations	17,968,785	(93,316,390)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(143,803,748)	(181,036,761)
Class C Shares	(75,171,959)	(73,693,439)
Class I Shares	(48,814,392)	(97,505,210)
Class R3 Shares	(69,273,239)	(10,832,300)
Class R4 Shares	(5,941,399)	8,821,947
Class R5 Shares	(3,484,259)	66,956,015

Net Decrease in Net Assets	(328,520,211)	(380,606,138)

NET ASSETS:
Beginning of Year	1,651,304,496	2,031,910,634

End of Year	$1,322,784,285	$1,651,304,496

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,292,483,148	$1,292,483,148	$—	$—
Short Term Investments	43,000,000	—	43,000,000	—

Total Investments in Securities	$1,335,483,148	$1,292,483,148	$43,000,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $173,832 for Class I shares, $760,607 for Class R3 shares, $102,838 for Class R4 shares, and $608,181 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $26,384 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $16,831 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,895,692	$53,800,051	9,126,775	$96,741,227
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(14,432,625)	(197,604,891)	(26,846,401)	(277,785,984)
Redemption fees received*	—	1,092	—	7,996

Net Increase (Decrease)	(10,536,933)	$(143,803,748)	(17,719,626)	$(181,036,761)

Class C Shares
Shares sold	1,070,092	$13,715,365	2,808,141	$28,136,349
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(7,016,592)	(88,887,938)	(10,711,900)	(101,834,215)
Redemption fees received*	—	614	—	4,427

Net Increase (Decrease)	(5,946,500)	$(75,171,959)	(7,903,759)	$(73,693,439)

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	3,751,437	$53,348,009	4,198,353	$47,389,356
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(7,276,584)	(102,162,877)	(13,922,964)	(144,898,258)
Redemption fees received*	—	476	—	3,692

Net Increase (Decrease)	(3,525,147)	$(48,814,392)	(9,724,611)	$(97,505,210)

Class R3 Shares
Shares sold	4,447,347	$61,659,930	6,870,209	$74,934,313
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(9,529,774)	(130,933,778)	(8,069,388)	(85,770,165)
Redemption fees received*	—	609	—	3,552

Net Increase (Decrease)	(5,082,427)	$(69,273,239)	(1,199,179)	$(10,832,300)

Class R4 Shares
Shares sold	686,300	$9,351,159	1,420,248	$16,469,736
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,147,030)	(15,292,633)	(729,912)	(7,648,053)
Redemption fees received*	—	75	—	264

Net Increase (Decrease)	(460,730)	$(5,941,399)	690,336	$8,821,947

Class R5 Shares
Shares sold	6,078,290	$86,903,397	14,249,535	$178,677,744
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(6,402,491)	(90,388,466)	(9,543,854)	(111,724,983)
Redemption fees received*	—	810	—	3,254

Net Increase (Decrease)	(324,201)	$(3,484,259)	4,705,681	$66,956,015

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,073,864,043 and $1,422,580,574, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,161,565,193

Gross unrealized appreciation on a tax basis	$211,470,314
Gross unrealized depreciation on a tax basis	(37,552,359)

Net unrealized appreciation (depreciation) on investments (tax basis)	$173,917,955

At September 30, 2010, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $96,317. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$10,083,359
2017	650,071,235
2018	253,358,410

$913,513,004

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $16,212,601, decreased accumulated net realized investment loss by $96,228, and decreased net investment loss by $16,116,373. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from nondeductible net operating loss and currency losses.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

There were no outstanding forward currency contracts in the Fund’s Statement of Assets and Liabilities at September 30, 2010.

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(156,415)	$(156,415)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$43,193	$43,193

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(b)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(b)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
2007(b)	$16.38	(0.15)	4.49	4.34	—	—	—	$20.72	(0.78)		1.37		1.36		1.37		26.50	82.37	$1,470,020
2006(b)	$14.21	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.38	(0.86)		1.48		1.46		1.48		17.20	98.00	$502,345
Class C Shares
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
2007	$15.59	(0.28)	4.26	3.98	—	—	—	$19.57	(1.53)		2.12		2.11		2.12		25.53	82.37	$664,252
2006	$13.63	(0.23)	2.43	2.20	—	(0.24)	(0.24)	$15.59	(1.63)		2.25		2.23		2.25		16.38	98.00	$187,180
Class I Shares
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
2007	$16.66	(0.08)	4.58	4.50	—	—	—	$21.16	(0.39)		0.98		0.97		0.98		27.01	82.37	$642,143
2006	$14.37	(0.05)	2.58	2.53	—	(0.24)	(0.24)	$16.66	(0.40)		1.01		0.99		1.10		17.85	98.00	$188,422
Class R3 Shares
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
2007	$16.43	(0.18)	4.50	4.32	—	—	—	$20.75	(0.91)		1.51		1.50		1.64		26.29	82.37	$414,267
2006	$14.26	(0.13)	2.54	2.41	—	(0.24)	(0.24)	$16.43	(0.90)		1.53		1.50		1.73		17.14	98.00	$90,167
Class R4 Shares
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
2007(c)	$18.90	(0.12)	1.95	1.83	—	—	—	$20.73	(0.93	)(d)	1.41	(d)	1.40	(d)	8.74	(d)(e)	9.68	82.37	$3,508
Class R5 Shares
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299
2007	$16.65	(0.07)	4.57	4.50	—	—	—	$21.15	(0.37)		0.95		0.95		0.97		27.03	82.37	$158,084
2006(f)	$14.43	(0.05)	2.51	2.46	—	(0.24)	(0.24)	$16.65	(0.38	)(d)	1.01	(d)	0.99	(d)	176.54	(d)(e)	17.29	98.00	$45

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2007.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was October 3, 2005.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$959.00	$7.38
Hypothetical*	$1,000.00	$1,017.53	$7.60
Class C Shares
Actual	$1,000.00	$955.80	$11.00
Hypothetical*	$1,000.00	$1,013.82	$11.32
Class I Shares
Actual	$1,000.00	$961.70	$4.87
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$959.70	$7.37
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$959.80	$6.88
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$962.30	$4.87
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.24%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	-3.09%	-1.14%	1.20%
C Shares (Incep: 12/27/00)	-0.29%	-0.97%	0.86%
I Shares (Incep: 11/1/03)	1.92%	0.26%	4.32%
R3 Shares (Incep: 7/1/03)	1.47%	-0.28%	5.42%
R4 Shares (Incep: 2/1/07)	1.54%	—	-8.15%
R5 Shares (Incep: 10/3/05)	2.00%	—	0.16%
Russell 3000 Growth Index (Since: 12/27/00)	12.81%	2.08%	-1.03%

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide range of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to a category of growth-oriented mid-capitalization equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of estimated earnings growth, portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees noted (among other aspects of the data) that due in significant part to results in late 2007, 2008 and the first part of 2010, the Fund’s investment returns fell within or close to the lowest decile of the mid-cap growth category of mutual funds selected by an independent mutual fund analyst firm for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year, and somewhat below the median for the five-year period. The quantitative data further demonstrated to the Trustees, however, that the Fund’s investment return had been higher in the most recent calendar year than the returns of the fund category and the two broad based securities indices, and that the Fund’s investment returns had exceeded the return of the category in six of the preceding eight years and had also exceeded the returns of each of the two indices in seven of the eight calendar years preceding the most recent calendar year. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark Russell 3000 Growth Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee charged by the Advisor to the Fund, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth-oriented equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged by the Advisor was slightly higher than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio of the Fund was slightly higher than the median and average expense ratios for the same fund group, but that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2010 (Unaudited)

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

36    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Growth Fund

Informational Brochure and
Annual Report – September 30, 2010
Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – A unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Growth Fund

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual operating expenses of Class A shares are 1.97% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2011, so that actual expenses, for Class A shares, do not exceed 1.63%.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 30–50 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yr	Since Incep
A Shares (Incep: 2/1/07)
Without sales charge	18.82%	-4.91%	1.98%
With sales charge	13.45%	-6.35%	0.71%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	11.41%	-7.06%	-1.43%

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diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
YOOX S.p.A.	Shanda Games Ltd. ADS
ASOS plc	Actelion Ltd.
MercadoLibre Corp.	Duoyuan Printing Inc.
Telecity Group plc	AirMedia Group Inc. ADS
Drogasil S/A	Regus plc

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	22.7x

Portfolio Price to Cash Flow*	12.7x

Portfolio Price to Book Value*	3.4x

Median Market Cap*	$3.2 B

Number of Companies	40

* Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

BASKET STRUCTURE

As of 9/30/10

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Thornburg International Growth Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 18, 2010

Dear Fellow Shareholder:

For the year ended September 30, 2010, the Thornburg International Growth Fund returned a positive 18.82% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI AC World ex-US Growth Index, which returned a positive 11.41%. On September 30, 2009, the NAV per Class A share of the Fund was $10.36 and it ended the fiscal year on September 30, 2010 with an NAV of $12.25. Investments in initial public offerings with the Fund contributed positively to performance during the period.

Flexibility is a hallmark of our firm’s approach to investing. That is evident in our top contributors, a group of widely disparate companies in terms of country, industry, and investment thesis; the names were Clicks Group Ltd. (South Africa), YOOX S.p.A. (Italy), ASOS plc (U.K.), MercadoLibre (Argentina), Telecity Group plc (U.K.), Drogasil SA (Brazil), Experian plc (U.K.), Diagnosticos da America SA (Brazil), and Seek Ltd. (Australia).

That flexibility allows us to scour the entire investment universe in search of great ideas, and allows us to focus on what has driven returns over the life of this Fund – stock selection. Stock selection isn’t just about finding winners. It is also about avoiding losers when possible, and minimizing the impact of “good tries” gone bad. While we had thirteen stocks over the trailing twelve months contribute more than 1% each to our total return, we only had four which detracted as much. We had noticeably positive selection effect (stock selection versus the benchmark, controlled in this case by sector) in information technology, consumer discretionary, industrials, financials, and energy. Stock selection drove our outperformance for the year. Our selection effect was moderately negative in consumer staples and health care, and more negative in the materials sector. We were considerably underweight in materials over the fiscal year.

Emerging markets have become a popular area to invest in recently. We’ve been deliberate in our approach to investing in emerging markets. We completely understand the opportunity – high Gross Domestic Product (GDP) growth, large and growing populations, increasing disposable incomes, strong currencies, etc. – and we want to participate. We are also highly conscious of the risks, including high expectations, less solid governance practices, less rigorous accounting practices, historically high valuations, and political risk.

Certified Annual Report    7

Letter to Shareholders,

Continued

Investing in international markets adds additional risks. In addition to considering security risk, both style and industry diversification, we also need to evaluate language and cultural barriers, accounting differences, currency, geographic diversification, exposure to emerging versus developed versus frontier markets, and sovereign risk.

Stock selection helps mitigate some of the risks, but when a given country or an investment style falls from favor in the market, you still own “the best house in a bad neighborhood” on a sentiment basis. Some of the best decisions we make in running this portfolio are less visible because they involve things we consciously don’t do, like avoiding certain stocks or markets.

For this reason our investment charter is broad and flexible, allowing us to invest or not invest in any country, which we believe allows us to add value over time. Today we believe both developed and emerging markets offer tremendous opportunities for growth investors; the developed markets because the pockets of true growth are rare, but cheap; and the emerging markets because growth is rampant, and selectivity and valuation are critical. Everyday we balance the opportunities and risks as we consider our exposure and the weightings of stocks within the portfolio.

Our value-biased growth approach has driven the Fund’s strong performance since inception. We continue to focus on the keys to our prior success, including rigorous research, always seeking new and better ideas than what we hold, minimizing errors in analysis, and weighting positions appropriately.

Since last year, there have been some changes to our team. Greg Dunn, associate portfolio manager, became a managing director of our firm. Thornburg Investment Management has been very proactive over its 28-year history in identifying and retaining important human capital, and we continue to consider it one of the most important things we can do. We also hired Tamara Manoukian as an equity analyst in February of 2010; she is a CFA charterholder and an experienced professional investor.

Adherence to our core approach is reinforced by the culture and by the simple fact that every day I work with shareholders of the International Growth Fund, who exist at all levels of our organization. Our firm-wide

8    Certified Annual Report

approach to investing is driven by three characteristics: having an intense focus on business fundamentals and valuation, being globally aware investors, and openly and proactively sharing investment information internally. Our culture has been an important part of our success historically, and we hope it will be in the future as well.

Our motto is “Strategies for Building Real Wealth.” We believe the Thornburg International Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term, after-tax returns while managing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Teva Pharmaceutical Industries Ltd. ADR	3.8%	Grifols SA	2.9%
Experian plc	3.5%	Amdocs Ltd.	2.9%
Covidien plc	3.3%	AutoNavi Holdings Ltd. ADR	2.9%
Fidessa Group plc	3.0%	IG Group Holdings plc	2.9%
Clicks Group Ltd.	2.9%	Sony Corp.	2.9%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Software & Services	22.6%	Media	2.8%
Pharmaceuticals, Biotechnology & Life Sciences	14.6%	Semiconductors & Semiconductor Equipment	2.4%
Retailing	11.7%	Transportation	2.4%
Commercial & Professional Services	11.6%	Telecommunication Services	2.2%
Energy	6.2%	Technology Hardware & Equipment	2.1%
Health Care Equipment & Services	6.0%	Food, Beverage & Tobacco	1.4%
Diversified Financials	2.9%	Other Assets & Cash Equivalents	8.3%
Consumer Durables & Apparel	2.8%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10 (percent of equity holdings)

United Kingdom	21.7%	India	4.3%
Brazil	8.3%	South Africa	3.2%
Ireland	7.4%	Spain	3.2%
Israel	7.2%	Italy	3.0%
China	6.6%	South Korea	2.6%
Germany	5.3%	Mexico	2.4%
Japan	5.3%	Luxembourg	1.9%
United States	4.5%	Argentina	1.6%
Switzerland	4.4%	Greece	1.5%
Canada	4.3%	Australia	1.3%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 91.67%
COMMERCIAL & PROFESSIONAL SERVICES — 11.57%
COMMERCIAL SERVICES & SUPPLIES — 6.87%
CPP Group plc	595,800	$2,494,285
Multiplus SA	166,200	2,694,365
Regus plc	1,436,600	1,805,404
PROFESSIONAL SERVICES — 4.70%
Experian plc	329,700	3,589,224
Seek Ltd.	165,265	1,194,831

		11,778,109

CONSUMER DURABLES & APPAREL — 2.85%
HOUSEHOLD DURABLES — 2.85%
Sony Corp.	93,900	2,903,161

		2,903,161

DIVERSIFIED FINANCIALS — 2.86%
DIVERSIFIED FINANCIAL SERVICES — 2.86%
IG Group Holdings plc	372,500	2,909,416

		2,909,416

ENERGY — 6.23%
OIL, GAS & CONSUMABLE FUELS — 6.23%
Canadian Natural Resources Ltd.	35,600	1,231,416
CNOOC Ltd.	1,460,000	2,833,874
[a] OGX Petroleo e Gas Participacoes SA	174,600	2,275,372

		6,340,662

FOOD, BEVERAGE & TOBACCO — 1.39%
BEVERAGES — 1.39%
Coca-Cola Hellenic Bottling Co. S.A.	53,521	1,412,554

		1,412,554

HEALTH CARE EQUIPMENT & SERVICES — 5.96%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.26%
Covidien plc	82,700	3,323,713
HEALTH CARE PROVIDERS & SERVICES — 2.70%
Diagnosticos da America SA	228,000	2,748,936

		6,072,649

MEDIA — 2.77%
MEDIA — 2.77%
Thomson Reuters Corp.	74,900	2,815,757

		2,815,757

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 14.64%
BIOTECHNOLOGY — 6.71%
Abcam plc	52,700	1,429,721
[a] Actelion Ltd.	60,500	2,423,940
Grifols SA	207,900	2,981,576
PHARMACEUTICALS — 7.93%
Bayer AG	36,600	2,552,127

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
Roche Holding AG	12,100	$1,652,491
Teva Pharmaceutical Industries Ltd. ADR	73,300	3,866,575

		14,906,430

RETAILING — 11.71%
INTERNET & CATALOG RETAIL — 7.67%
[a]ASOS plc	97,200	1,733,048
[a]MakeMyTrip Ltd.	33,000	1,277,430
Start Today Co. Ltd.	725	2,022,670
[a]YOOX S.p.A	271,850	2,775,791
MULTILINE RETAIL — 2.94%
Clicks Group Ltd.	471,700	2,991,161
SPECIALTY RETAIL — 1.10%
[a]SuperGroup plc	58,500	1,116,556

		11,916,656

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.41%		2,453,428

[a]Infineon Technologies AG	354,200	2,453,428

SOFTWARE & SERVICES — 22.63%
INFORMATION TECHNOLOGY SERVICES — 4.97%
[a]Amdocs Ltd.	102,629	2,941,347
Visa, Inc.	28,500	2,116,410
INTERNET SOFTWARE & SERVICES — 6.84%
[a]Mediamind Techologies, Inc.	200,000	2,760,000
[a]MercadoLibre, Inc.	20,322	1,466,842
[a]Telecity Group plc	351,680	2,737,409
SOFTWARE — 10.82%
[a]AutoNavi Holdings Ltd. ADR	166,300	2,910,250
[a]Check Point Software Technologies Ltd.	76,500	2,825,145
[a]ChinaCache International Ltd. ADR	30,100	418,390
Fidessa Group plc	129,400	3,083,672
Playtech Ltd.	260,100	1,773,285

		23,032,750

TECHNOLOGY HARDWARE & EQUIPMENT — 2.06%
COMMUNICATIONS EQUIPMENT — 2.06%
Qualcomm, Inc.	46,500	2,098,080

		2,098,080

TELECOMMUNICATION SERVICES — 2.20%
WIRELESS TELECOMMUNICATION SERVICES — 2.20%
America Movil SAB de C.V.	838,000	2,239,694

		2,239,694

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

	Shares/ Principal Amount	Value
TRANSPORTATION — 2.39%
AIR FREIGHT & LOGISTICS — 2.39%
Glovis Co. Ltd.	18,200	$2,434,116

		2,434,116

TOTAL COMMON STOCK (Cost $79,544,741)		93,313,462

SHORT TERM INVESTMENTS — 4.81%
Kinder Morgan Energy, 0.50%, 10/1/2010	$4,900,000	4,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $4,900,000)		4,900,000

TOTAL INVESTMENTS — 96.48% (Cost $84,444,741)		$98,213,462
OTHER ASSETS LESS LIABILITIES — 3.52%		3,579,890

NET ASSETS — 100.00%		$101,793,352

Footnote Legend

a Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR    American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2010

ASSETS
Investments at value (cost $84,444,741) (Note 2)	$98,213,462
Cash	2,578,858
Cash denominated in foreign currency (cost $1,963,395)	2,059,286
Receivable for investments sold	1,763,761
Receivable for fund shares sold	588,286
Unrealized appreciation on forward currency contracts (Note 7)	688,228
Dividends receivable	214,872
Dividend and interest reclaim receivable	54,681
Prepaid expenses and other assets	32,914

Total Assets	106,194,348

LIABILITIES
Payable for securities purchased	1,845,359
Payable for fund shares redeemed	188,662
Unrealized depreciation on forward currency contracts (Note 7)	2,203,428
Payable to investment advisor and other affiliates (Note 3)	83,951
Accounts payable and accrued expenses	79,596

Total Liabilities	4,400,996

NET ASSETS	$101,793,352

NET ASSETS CONSIST OF:
Undistributed net investment income	$144,293
Net unrealized appreciation on investments	12,359,275
Accumulated net realized gain (loss)	(35,273,723)
Net capital paid in on shares of beneficial interest	124,563,507

$101,793,352

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($36,527,064 applicable to 2,981,484 shares of beneficial interest outstanding - Note 4)	$12.25
Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.83

Class C Shares:
Net asset value and offering price per share * ($24,829,192 applicable to 2,038,365 shares of beneficial interest outstanding - Note 4)	$12.18

Class I Shares:
Net asset value, offering and redemption price per share ($39,168,827 applicable to 3,164,660 shares of beneficial interest outstanding - Note 4)	$12.38

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,094,203 applicable to 89,563 shares of beneficial interest outstanding - Note 4)	$12.22

Class R4 Shares†:
Net asset value, offering and redemption price per share ($2,905 applicable to 239 shares of beneficial interest outstanding - Note 4)	$12.18

Class R5 Shares:
Net asset value, offering and redemption price per share ($171,161 applicable to 13,801 shares of beneficial interest outstanding - Note 4)	$12.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Due to size of net assets and shares outstanding, net asset value may not compute due to rounding.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $78,992)	$1,225,427
Interest income	15,677

Total Income	1,241,104

EXPENSES:
Investment advisory fees (Note 3)	689,835
Administration fees (Note 3)
Class A Shares	35,342
Class C Shares	26,566
Class I Shares	14,189
Class R3 Shares	1,019
Class R4 Shares	4
Class R5 Shares	57
Distribution and service fees (Note 3)
Class A Shares	70,683
Class C Shares	212,527
Class R3 Shares	4,074
Class R4 Shares	6
Transfer agent fees
Class A Shares	46,992
Class C Shares	43,485
Class I Shares	11,386
Class R3 Shares	3,372
Class R4 Shares	1,140
Class R5 Shares	1,196
Registration and filing fees
Class A Shares	22,314
Class C Shares	22,026
Class I Shares	21,747
Class R3 Shares	18,132
Class R4 Shares	18,132
Class R5 Shares	18,132
Custodian fees (Note 3)	97,695
Professional fees	50,391
Accounting fees	2,703
Trustee fees	1,658
Other expenses	9,191

Total Expenses	1,443,994
Less:
Expenses reimbursed by investment advisor (Note 3)	(120,564)
Investment advisory fees waived by investment advisor (Note 3)	(68,419)
Fees paid indirectly (Note 3)	(2,646)

Net Expenses	1,252,365

Net Investment Loss	$(11,261)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$5,554,845
Forward currency contracts (Note 7)	548,751
Foreign currency transactions	214,563

6,318,159

Net change in unrealized appreciation (depreciation) on:
Investments	9,330,174
Forward currency contracts (Note 7)	(1,513,636)
Foreign currency translations	98,343

7,914,881

Net Realized and Unrealized Gain	14,233,040

Net Increase in Net Assets Resulting from Operations	$14,221,779

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(11,261)	$300,793
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	6,318,159	(35,731,869)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	7,914,881	32,322,259

Net Increase (Decrease) in Net Assets Resulting from Operations	14,221,779	(3,108,817)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(129,435)	(345,267)
Class C Shares	—	(109,592)
Class I Shares	(222,424)	(518,715)
Class R3 Shares	(4,168)	(1,928)
Class R4 Shares	(16)	(47)
Class R5 Shares	(83)	(42)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,623,208	(2,611,014)
Class C Shares	1,984,070	(3,186,558)
Class I Shares	9,475,126	(2,620,197)
Class R3 Shares	200,963	483,136
Class R4 Shares	19	47
Class R5 Shares	324,084	5,940

Net Increase (Decrease) in Net Assets	33,473,123	(12,013,054)

NET ASSETS:
Beginning of Year	68,320,229	80,333,283

End of Year	$101,793,352	$68,320,229

Undistributed net investment income	$144,293	$297,117

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$93,313,462	$92,895,072	$418,390	$—
Short Term Investments	4,900,000	—	4,900,000	—

Total Investments in Securities	$98,213,462	$92,895,072	$5,318,390	$—

Other Financial Instruments**
Forward Currency Contracts	$688,228	$—	$688,228	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,203,428)	$—	$(2,203,428)	$—
Spot Currency	$(1,125)	$(1,125)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends, if any, to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2010, the Advisor voluntarily waived investment advisory fees of $68,419. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,071 for Class A shares, $10,098 for Class C shares, $47,322 for Class I shares, $22,441 for Class R3 shares, $19,272 for Class R4 shares, and $19,360 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $9,653 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,507 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, fees paid indirectly were $2,646.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,295,491	$14,607,416	1,521,502	$12,014,685
Shares issued to shareholders in reinvestment of dividends	10,856	117,457	42,746	313,329
Shares repurchased	(643,507)	(7,102,453)	(1,990,658)	(14,939,580)
Redemption fees received*	—	788	—	552

Net Increase (Decrease)	662,840	$7,623,208	(426,410)	$(2,611,014)

Class C Shares
Shares sold	618,259	$6,834,000	762,783	$5,916,858
Shares issued to shareholders in reinvestment of dividends	—	—	9,948	72,723
Shares repurchased	(442,078)	(4,850,518)	(1,222,548)	(9,176,628)
Redemption fees received*	—	588	—	489

Net Increase (Decrease)	176,181	$1,984,070	(449,817)	$(3,186,558)

Class I Shares
Shares sold	1,240,075	$14,043,843	612,383	$4,995,741
Shares issued to shareholders in reinvestment of dividends	18,921	206,051	65,869	484,137
Shares repurchased	(423,456)	(4,775,568)	(1,041,778)	(8,100,654)
Redemption fees received*	—	800	—	579

Net Increase (Decrease)	835,540	$9,475,126	(363,526)	$(2,620,197)

Class R3 Shares
Shares sold	33,942	$385,167	74,718	$578,635
Shares issued to shareholders in reinvestment of dividends	386	4,168	264	1,928
Shares repurchased	(17,232)	(188,395)	(13,404)	(97,436)
Redemption fees received*	—	23	—	9

Net Increase (Decrease)	17,096	$200,963	61,578	$483,136

Class R4 Shares
Shares sold	—	$3	—	$—
Shares issued to shareholders in reinvestment of dividends	2	16	7	47
Shares repurchased	—	—	—	—
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	2	$19	7	$47

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	613,212	$6,687,310	636	$5,903
Shares issued to shareholders in reinvestment of dividends	7	83	6	42
Shares repurchased	(600,288)	(6,363,309)	(1)	(5)
Redemption fees received*	—	—	—	—

Net Increase (Decrease)	12,931	$324,084	641	$5,940

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $104,116,565 and $87,644,721, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$84,714,473

Gross unrealized appreciation on a tax basis	$15,217,501
Gross unrealized depreciation on a tax basis	(1,718,512)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,498,989

Distributable earnings – ordinary income (tax basis)	$399,912

In order to account for permanent book/tax differences, the Fund increased undistributed net realized investment loss by $214,563, and increased undistributed net investment income by $214,563. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2010, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2009 of $2,091,603. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2016	$4,974,731
2017	12,306,688
2018	17,401,544

$34,682,963

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

The tax character of distributions paid during the years ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$356,126	$975,591

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

The following table displays the outstanding forward currency contracts, at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Brazilian Real	Sell	11,500,000	10/04/2010	6,796,690	$—	$(456,410)
Brazilian Real	Buy	2,630,000	10/04/2010	1,554,374	16,542	—
Brazilian Real	Buy	3,220,700	10/04/2010	1,903,487	114,706	—
Brazilian Real	Buy	1,991,400	10/04/2010	1,176,950	95,549	—
Brazilian Real	Buy	2,556,000	10/04/2010	1,510,638	177,514	—
Brazilian Real	Buy	1,101,900	10/04/2010	651,241	43,464	—
Euro	Sell	4,517,000	03/29/2011	6,148,575	—	(65,395)
Euro	Sell	1,701,600	10/18/2010	2,319,468	—	(209,637)
Euro	Sell	6,905,000	10/18/2010	9,412,277	—	(3,869)
Euro	Buy	8,606,600	10/18/2010	11,731,745	131,425	—
Great Britain Pound	Sell	6,960,600	03/29/2011	10,920,815	89,532	—
Great Britain Pound	Sell	3,796,900	10/18/2010	5,963,948	—	(455,026)
Great Britain Pound	Sell	780,000	10/18/2010	1,225,178	—	(35,600)
Great Britain Pound	Sell	6,900,000	10/18/2010	10,838,115	—	(188,655)
Great Britain Pound	Buy	11,476,900	10/18/2010	18,027,241	—	(148,725)
Japanese Yen	Sell	52,676,600	01/07/2011	631,714	—	(36,021)
Japanese Yen	Sell	539,661,900	01/07/2011	6,471,797	—	(363,361)
Japanese Yen	Buy	185,249,500	01/07/2011	2,221,571	19,496	—
South African Rand	Sell	3,711,000	12/10/2010	526,823	—	(62,478)
South African Rand	Sell	2,326,000	12/10/2010	330,205	—	(31,797)
South African Rand	Sell	8,314,000	12/10/2010	1,180,276	—	(146,454)

Total					$688,228	$(2,203,428)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

September 30, 2010

Asset Derivatives
	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$688,228
Liability Derivatives
	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,203,428)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010, are disclosed in the following tables:

Amount of Realized Gain (Loss) on

Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$548,751	$548,751

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2010

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(1,513,636)	$(1,513,636)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$10.36	— (c)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(b)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015
2008(b)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
2007(b)(d)	$11.94	(0.03)	3.01	2.98	—	—	—	$14.92	(0.29	)(e)	1.64	(e)	1.62	(e)	2.10	(e)	24.96	113.34	$25,145
Class C Shares
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
2007(d)	$11.94	(0.10)	3.01	2.91	—	—	—	$14.85	(1.13	)(e)	2.39	(e)	2.38	(e)	3.23	(e)	24.37	113.34	$12,376
Class I Shares
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
2007(d)	$11.94	0.05	3.00	3.05	—	—	—	$14.99	0.52	(e)	1.01	(e)	0.99	(e)	1.64	(e)	25.54	113.34	$27,659
Class R3 Shares
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(f)	2.09	103.57	$748
2008(g)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(e)	1.50	(e)	1.49	(e)	26.47	(e)(f)	(25.68)	54.31	$113
Class R4 Shares
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(f)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(f)	2.10	103.57	$2
2008(g)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(e)	1.40	(e)	1.40	(e)	861.94	(e)(f)	(25.68)	54.31	$2
Class R5 Shares
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(f)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(f)	2.53	103.57	$9
2008(g)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(e)	0.96	(e)	0.95	(e)	851.43	(e)(f)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Fund commenced operations on February 1, 2007.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,059.70	$8.25
Hypothetical*	$1,000.00	$1,017.06	$8.08
Class C Shares
Actual	$1,000.00	$1,055.50	$12.24
Hypothetical*	$1,000.00	$1,013.16	$11.99
Class I Shares
Actual	$1,000.00	$1,063.60	$5.12
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$1,060.80	$7.75
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$1,060.10	$7.41
Hypothetical*	$1,000.00	$1,017.88	$7.25
Class R5 Shares
Actual	$1,000.00	$1,062.60	$5.07
Hypothetical*	$1,000.00	$1,020.15	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.60%; C: 2.37%; I: 0.99%; R3: 1.50%; R4: 1.43%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index

(February 1, 2007 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	3 Yr	Since Inception
A Shares (Incep: 2/1/07)	13.45%	-6.35%	0.71%
C Shares (Incep: 2/1/07)	16.91%	-5.44%	1.39%
I Shares (Incep: 2/1/07)	19.60%	-4.31%	2.64%
R3 Shares (Incep: 2/1/08)	18.98%	—	-3.77%
R4 Shares (Incep: 2/1/08)	19.11%	—	-3.73%
R5 Shares (Incep: 2/1/08)	19.56%	—	-3.32%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	11.41%	-7.06%	-1.43%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

34    Certified Semi-Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at

1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg International Growth Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2010, foreign taxes paid and foreign source income is $70,477 and $1,553,365, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2010 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment returns over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest primarily in foreign growth stocks, and relative to a broad-based securities index, and (iv) comparative measures of earnings growth, portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data), that the Fund’s investment return for calendar year 2008 was lower than the average return for the index and the average return of the foreign growth fund category, but that the Fund’s return was higher than the index and the fund category for calendar year 2009. The quantitative data presented also demonstrated to the Trustees that the Fund’s investment returns fell within or near the highest decile of the fund category for the three-month, year-to-date, one-year and three-year periods ended with the second quarter of the current year. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark MSCI All Country World (ex-U.S.) Growth Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of international multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was slightly higher than the median expense ratio and comparable to the average expense ratio for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (net of fee waivers by the Advisor) was comparable to the median and average fee rates for the same group of funds. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2010 (Unaudited)

would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is

submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH539

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than 10 percent in 2010.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008, but the recent recession stalled dividend momentum.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	39%	67%
Utilities	30%	4%
Telecommunication Services	6%	4%
Consumer Discretionary	5%	7%
Consumer Staples	4%	2%
Energy	4%	6%
Health Care	4%	0%
Information Technology	4%	3%
Industrials	2%	7%
Materials	2%	0%

Source: FactSet, as of September 30, 2010

In the (large cap) Russell 1000 Index, 69% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 67% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape, Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Source: Bloomberg and Thornburg Investment Management, as of September 30, 2010; Includes all stocks in a given country with market capitalizations greater than $500mm USD to eliminate micro-cap stocks.

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Portfolio Overview

Thornburg Investment Income Builder Fund

Left to right:

Jason Brady, CFA, Brian McMahon, and Cliff Remily, CFA

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

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Portfolio Overview, Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES As of 9/30/10		TOP TEN INDUSTRIES As of 6/30/10

Telecommunication Services	17.5%	Telecommunication Services	16.0%
Energy	12.8%	Energy	11.1%
Diversified Financials	10.0%	Diversified Financials	10.0%
Utilities	8.0%	Utilities	9.7%
Banks	7.2%	Banks	7.6%
Food, Beverage & Tobacco	6.4%	Real Estate	6.7%
Real Estate	5.9%	Insurance	5.7%
Insurance	5.3%	Food, Beverage & Tobacco	5.2%
Semiconductors & Semiconductor Equipment	3.5%	Semiconductors & Semiconductor Equipment	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%	Consumer Services	3.2%

TOP TEN INDUSTRIES As of 3/31/10		TOP TEN INDUSTRIES As of 12/31/10

Utilities	11.8%	Energy	12.5%
Telecommunication Services	11.6%	Telecommunication Services	12.2%
Energy	11.5%	Utilities	10.1%
Diversified Financials	10.3%	Diversified Financials	9.0%
Banks	7.9%	Banks	7.9%
Food, Beverage & Tobacco	6.1%	Real Estate	5.8%
Real Estate	5.9%	Insurance	5.1%
Insurance	5.6%	Consumer Services	4.9%
Consumer Services	4.4%	Food, Beverage & Tobacco	4.8%
Software & Services	3.3%	Software & Services	3.8%

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Thornburg Investment Income Builder Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 18, 2010

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the six- and twelve-month periods ended September 30, 2010.

Thornburg Investment Income Builder Fund paid dividends of $1.11 per Class A share in the twelve months ended September 30, 2010, up nearly 4% from the $1.07 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses. The net asset value (NAV) per Class A share increased during the period, from $17.38 to $18.31, giving a total return including dividends of 12.08% at NAV.

For the six-month period ended September 30, 2010, Thornburg Investment Income Builder paid dividends of 57¢ per Class A share, up 9% from 52.2¢ in the comparable prior year period. The NAV per Class A share declined from $18.36 to $18.31 during the six-month period. Changes in the seasonality of dividend payments and changes in the portfolio’s stock/bond mix influence the year-to-year comparison.

For the fiscal year ended September 30, 2010, Thornburg Investment Income Builder Fund outperformed the S&P 500 Index by 1.92%, and outperformed the Blended Index of 75% MSCI World Index/25% Barclays Capital Aggregate Bond Index by 4.58%.

For the three- and five-year time periods, and since inception, your Fund has significantly outperformed both indices, as noted on page seven of this booklet for Class A shares. Performance relative to indices for all share classes over various periods is set forth on page 46. Readers of this letter will remember the uncertain environment two years ago around September 30, 2008. This was approximately two weeks following the failure of Lehman Brothers, and near the beginning of “the great liquidation” of financial assets by an assortment of leveraged investors. We are pleased to report an average annual return of approximately 11.5% for Income Builder Class A shares in the subsequent two-year period ended September 30, 2010. This result exceeds those of the S&P 500 Index and the Blended Index by annual margins of approximately 10% and 7%, respectively.

While we recognize that every individual’s financial circumstances are subject to unforeseen change, we believe that shareholders of Thornburg Investment Income Builder Fund should have a multi-year investment horizon and try to avoid being shaken by the news of the moment. Owners of approximately 57 million shares of Thornburg Investment Income Builder Fund sold their shares at an average price of approximately $13.39 per share between October 1, 2008 and March 31, 2009. We have no idea how these investors redeployed the funds redeemed from Income Builder. The fact that the Fund achieved a price of $18.31 per share on September 30, 2010, and paid dividends totaling $2.18 over the course of the last two fiscal years sets a relatively high bar for the opportunity cost of having sold the Fund shares, thus far.

As has been the case in most prior years since the inception of Thornburg Investment Income Builder, we do not expect to pay any capital gain distribution for 2010.

10    Certified Annual Report

Letter to Shareholders,

Continued

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the year ended September 30, 2010, because this comprises 75%, and all of the equity portion, of our global performance benchmark:

1.	Nine sectors (information technology, materials, telecommunications, consumer discretionary, health care, industrials, utilities, energy, and consumer staples) showed positive total returns, with a range of +18.9% (consumer discretionary) to +0.5% (utilities).

2.	One sector (financials) showed a negative total return, -4.3%.

Relative to the index weightings, Investment Income Builder had a relatively large portfolio allocation in financials and telecommunication services firms, with weightings of 28.5% and 13.5%, respectively, including bonds.

Your Fund’s average return from its investments in the financials sector was greater than 14% for the fiscal year, well above the negative 4.3% performance of the equities in the financials sector of the MSCI World Index. Our investment choices in the financials sector ended up being the greatest driver of outperformance vis-à-vis the benchmark for the year ended September 30, 2010. Among the best contributing investments to portfolio performance from this sector were Swiss Re Capital 6.85% notes, convertible preferred stocks from Fifth Third Bancorp and Huntington Bancshares, business development company Apollo Investment, Australian property REIT Dexus Property Group, and corporate leveraged loan investor KKR Financial Holdings.

Your portfolio’s telecommunications equity investments delivered below-index average returns, in spite of their sizable dividends. Australian telecom incumbent Telstra, France Telecom, and Spain’s Telefónica each showed negative total returns for the year. Strong positive performances by Vodafone, CenturyLink and Qwest Communications, combined with workmanlike contributions from the portfolio’s telecom bonds, offset these negative performances. The offset was insufficient to catch up with the index returns from this sector. Investment Income Builder continues to have a large weighting in cash-generative telecommunication service providers.

Your portfolio’s underweighting in consumer staples and consumer discretionary stocks was a drag on relative performance, although McDonald’s and Philip Morris were both strong contributors to portfolio performance. A timely switch from BP to global deepwater driller Seadrill supported Income Builder’s above-index performance in the energy sector, and a strong contribution from Dominion Resources buttressed the Fund’s contribution from the relatively sluggish utility sector. Your Fund had relatively few investments in two of the best performing sectors of the MSCI World Index, materials and industrials, due to the fact that firms in these sectors tend to pay low dividends. This under-allocation, which we expect to persist, created a performance headwind that we were able to overcome with our investments in other areas. International airport operator MAp Airports and Australian internet company Seek Ltd. were top Income Builder performers from the industrial sector.

Investment Income Builder had relatively few portfolio assets with negative performance during the year ended September 30th. Among these, Greek lottery operator OPAP suffered from the economic gloom in its home market, and German utilities RWE and E.ON both suffered from expectations of high gas input prices, low power demand, and additional tax burdens.

Certified Annual Report    11

Letter to Shareholders,

Continued

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays Index. This was not harmful, as both the relative and absolute performance of corporate bonds was good during the period under review. Readers of this letter who are longtime shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. We rebuilt the bond portfolio at low prices and attractive yields during the chaotic period from mid-2008 to mid-2009. Investment Income Builder’s portfolio weighting in cash and interest-bearing debt declined from approximately 41% at September 30, 2009, to 31% at September 30, 2010, mostly because we invested a substantial majority of cash flows from portfolio income and new share sales in dividend-paying stocks over the course of the fiscal year. In general, your Fund’s debt investments have performed well.

As of September 30, 2010, the Fund portfolio included more than 200 bonds and hybrid securities, with an average cost of approximately 84% of the maturity value of these bonds. On average, secondary market prices of these bonds increased by around 5% of maturity value during the fiscal year and their aggregate market value on September 30, 2010 was approximately equal to the sum of their maturity values.

In the fiscal year ended September 30, 2010, approximately 66% of Income Builder’s income was derived from stock dividends, with the remaining 34% coming from interest. At September 30, 2010, domestic stocks, including preferred stocks, comprise around 32% of the portfolio, foreign stocks around 37%, and cash and interest-bearing investments 31%.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly over the last two years. We have attempted to “weed” the portfolio of firms suffering significant business setbacks. Some firms that we continued to hold elected to pay down debt or retain more cash to increase flexibility. Other firms that had the ability to pay increased dividends, lacked the willingness to do so.

In general, the sustainability of dividends from your portfolio holdings has exceeded that of most major index portfolios, which typically showed annual declines exceeding 20% during 2009. In the first nine months of 2010, companies in the S&P 500 Index paid dividends totaling $151 billion. This figure is 3% higher than the $147 billion paid during the comparable period of 2009, but more than 18% lower than $185 billion paid in the comparable period of 2008. The general scarcity of growing dividends and the reduced yields now available from bond investments restricts our ability to increase the Fund’s dividend at the rates observed between 2003 and 2008. We will do our best in a challenging environment.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings, and the opposite could occur if the economy doesn’t recover.

On average, the 60-plus companies in the equity portion of the Income Builder portfolio are expected to grow revenues in 2010 and 2011. We currently expect the weighted average earnings per share of these companies to increase by more than 10% in 2010. For 2011, average earnings of the equities held in the Income Builder portfolio are expected to grow by slightly more than 7%. We expect dividends from the average equity held in the Income Builder portfolio to be slightly positive in 2010 vs. 2009, though there is unusually high variation respecting dividend growth among the individual firms.

12    Certified Annual Report

Over the last seven years, the annual dividends paid by Thornburg Investment Income Builder from net investment income have increased at an average annual rate of 10.5%, from 55¢ per Class A share for the year ended September 30, 2004, to $1.11 for the fiscal year just ended. Over time, higher income dividends are their own reward, so long as an investment portfolio that powers them remains in place. While the market prices of most Income Builder investments have appreciated modestly over the last year, we believe that the income generators in your portfolio have considerable intrinsic value, especially in an environment where there is a noticeable shortage of visible investment income.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Jason Brady, CFA	Cliff Remily, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2010

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Telecommunication Services	17.5%	Retailing	0.7%
Energy	12.7%	Capital Goods	0.6%
Diversified Financials	10.0%	Technology Hardware & Equipment	0.3%
Utilities	8.0%	Health Care Equipment & Services	0.2%
Banks	7.2%	Consumer Durables & Apparel	0.2%
Food, Beverage & Tobacco	6.4%	Industrials	0.2%
Real Estate	5.9%	Automobiles & Components	0.1%
Insurance	5.3%	Commercial & Professional Services	0.1%
Semiconductors & Semiconductor Equipment	3.5%	Other Non-Classified Securities:
Pharmaceuticals, Biotechnology & Life Sciences	3.4%	Exchange Traded Funds	0.9%
Software & Services	3.2%	Other Securities	0.4%
Consumer Services	3.2%	Asset Backed Securities	0.3%
Transportation	2.6%	U.S. Government Agencies	0.2%
Materials	2.2%	Municipal Bonds *	0.0%
Food & Staples Retailing	1.2%	Other Assets & Cash Equivalents	1.4%
Media	1.1%	* Percentage was less than 0.1%.
Miscellaneous	0.8%

TOP TEN EQUITY HOLDINGS

As of 9/30/10

Total SA	2.7%	Coca Cola Co.	2.2%
Telefonica SA	2.5%	Philip Morris	2.1%
Telstra Corp. Ltd.	2.4%	Koninklijke KPN N.V.	2.0%
Eni S.p.A.	2.4%	Seadrill Ltd.	2.0%
Enel S.p.A.	2.4%	Vodafone Group plc	1.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10

United States	54.4%	Luxembourg	0.9%
Australia	7.0%	Greece	0.9%
Italy	5.3%	Brazil	0.9%
France	5.2%	Singapore	0.6%
Spain	3.1%	Bermuda	0.5%
Netherlands	2.9%	Cayman Islands	0.3%
United Kingdom	2.5%	Germany	0.3%
Norway	2.4%	Malaysia	0.3%
Switzerland	2.3%	South Africa	0.3%
China	2.0%	South Korea	0.3%
Canada	1.9%	Russia	0.2%
Taiwan	1.7%	Indonesia	0.1%
Mexico	1.2%	Trinidad and Tobago	0.1%
Hong Kong	1.0%	Other Assets & Cash Equivalents	1.4%

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 64.65%

BANKS — 2.64%
COMMERCIAL BANKS — 2.64%
Banque Cantonale Vaudoise	55,100	$28,232,687
Intesa Sanpaolo	12,296,800	31,666,471
Liechtensteinische Landesbank AG	1,066,600	71,747,072
St. Galler Kantonalbank	55,382	25,700,089

		157,346,319

CONSUMER SERVICES — 3.02%
HOTELS, RESTAURANTS & LEISURE — 3.02%
Berjaya Sports Toto Berhad	14,600,000	19,674,765
McDonald’s Corp.	1,461,500	108,896,365
OPAP SA	3,251,254	51,414,367

		179,985,497

DIVERSIFIED FINANCIALS — 6.01%
CAPITAL MARKETS — 4.00%
AllianceBernstein Holdings LP	809,508	21,379,106
Apollo Investment Corp.	8,579,600	87,769,308
Ares Capital Corp.	4,515,393	70,665,900
Man Group plc.	5,247,500	18,061,059
Solar Capital Ltd.	1,901,000	40,776,450
DIVERSIFIED FINANCIAL SERVICES — 2.01%
Bolsas y Mercados Espanoles	885,600	23,675,045
Hong Kong Exchanges & Clearing Ltd.	2,017,300	39,727,980
KKR Financial Holdings, LLC	6,450,000	56,631,000

		358,685,848

ENERGY — 8.17%
ENERGY EQUIPMENT & SERVICES — 1.96%
Seadrill Ltd.	4,037,294	116,633,014
OIL, GAS & CONSUMABLE FUELS — 6.21%
Canadian Oil Sands Trust	2,780,400	68,800,645
Eni S.p.A.	6,599,900	142,427,509
Total SA	3,092,900	159,400,885

		487,262,053

FOOD & STAPLES RETAILING — 0.95%
FOOD & STAPLES RETAILING — 0.95%
Sysco Corp.	1,985,500	56,626,460

		56,626,460

FOOD, BEVERAGE & TOBACCO — 5.84%
BEVERAGES — 2.16%
Coca Cola Co.	2,198,900	128,679,628
FOOD PRODUCTS — 0.49%
Marine Harvest	33,299,000	29,017,688
TOBACCO — 3.19%
Lorillard, Inc.	799,100	64,175,721
Philip Morris	2,255,700	126,364,314

		348,237,351

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
INSURANCE — 0.61%
INSURANCE — 0.61%
Scor SE	1,000,000	$23,897,778
Zurich Financial Services AG	52,400	12,280,792

		36,178,570

MATERIALS — 1.30%
METALS & MINING — 1.30%
Impala Platinum Holdings Ltd.	665,900	17,196,227
Southern Copper Corp.	1,713,300	60,171,096

		77,367,323

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.32%
PHARMACEUTICALS — 3.32%
Eli Lilly & Co.	2,634,100	96,223,673
Pfizer, Inc.	5,934,600	101,897,082

		198,120,755

REAL ESTATE — 5.46%
REAL ESTATE INVESTMENT TRUSTS — 5.32%
Annaly Capital Management, Inc.	4,167,200	73,342,720
Anworth Mtg Asset Corp.	3,067,800	21,873,414
Chimera Investment Corp.	14,242,600	56,258,270
Dexus Property Group	78,947,249	65,242,003
[a] Invesco Mortgage Capital, Inc.	1,915,165	41,214,351
MFA Financial, Inc.	7,800,500	59,517,815
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.14%
Hopewell Holdings Ltd.	2,598,500	8,422,933

		325,871,506

RETAILING — 0.51%
MULTILINE RETAIL — 0.51%
David Jones Ltd.	6,324,700	30,443,420

		30,443,420

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.30%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.30%
Intel Corp.	4,922,200	94,653,906
Mediatek, Inc.	1,621,235	22,781,306
Taiwan Semiconductor Manufacturing Co. Ltd.	40,000,000	79,381,591

		196,816,803

SOFTWARE & SERVICES — 2.81%
INFORMATION TECHNOLOGY SERVICES — 0.94%
Paychex, Inc.	2,032,700	55,878,923
SOFTWARE — 1.87%
Microsoft Corp.	4,557,000	111,600,930

		167,479,853

TELECOMMUNICATION SERVICES — 15.03%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.11%
CenturyLink, Inc.	750,000	29,595,000
France Telecom SA	4,791,700	103,536,741

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
Koninklijke KPN N.V.	7,901,900	$122,211,377
Qwest Communications International, Inc.	11,950,000	74,926,500
Singapore Telecommunications Ltd.	16,052,700	38,450,312
Telefonica SA	5,993,074	148,409,140
Telstra Corp. Ltd.	57,500,000	145,610,706
WIRELESS TELECOMMUNICATION SERVICES — 3.92%
China Mobile Ltd.	11,151,207	114,259,324
SK Telecom Co. Ltd.	24,000	3,609,735
Vodafone Group plc	46,977,100	115,933,985

		896,542,820

TRANSPORTATION — 1.39%
TRANSPORTATION INFRASTRUCTURE — 1.39%
Hopewell Highway	15,722,341	12,178,515
MAp Airports	25,090,909	70,814,699

		82,993,214

UTILITIES — 4.29%
ELECTRIC UTILITIES — 2.98%
E.ON AG	700,000	20,640,973
Enel S.p.A.	26,607,100	141,824,057
Entergy Corp.	200,000	15,306,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.26%
Algonquin Power & Utilities Corp.	2,592,100	11,538,360
Algonquin Power & Utilities Corp.	900,000	4,006,220
MULTI-UTILITIES — 1.05%
Dominion Resources, Inc.	1,435,700	62,682,662

		255,998,272

TOTAL COMMON STOCK (Cost $3,692,395,105)		3,855,956,064

PREFERRED STOCK — 4.36%

BANKS — 2.94%
COMMERCIAL BANKS — 2.94%
Barclays Bank plc Pfd, 7.10%	200,000	4,980,000
Fifth Third Bancorp Pfd, 8.50%	485,000	62,375,850
First Tennessee Bank Pfd, 3.75%	12,000	7,781,250
Huntington Bancshares Pfd, 8.50%	95,087	100,316,785

		175,453,885

DIVERSIFIED FINANCIALS — 0.42%
CAPITAL MARKETS — 0.04%
Morgan Stanley Pfd, 4.00%	120,000	2,403,600
DIVERSIFIED FINANCIAL SERVICES — 0.38%
Bank of America Corp. Pfd, 3.00%	420,000	6,959,400
Citigroup Capital XII Pfd, 8.50%	600,000	15,846,000

		25,209,000

INSURANCE — 0.06%
INSURANCE — 0.06%
Hartford Financial Services Group Pfd, 7.25%	150,000	3,558,000

		3,558,000

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ PrincipalAmount	Value
MISCELLANEOUS — 0.16%
U.S. GOVERNMENT AGENCIES — 0.16%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	$9,357,187

		9,357,187

REAL ESTATE — 0.26%
REAL ESTATE INVESTMENT TRUSTS — 0.26%
Sovereign REIT Pfd, 12.00%	4,000	4,650,000
Alexandria Real Estate Pfd, 7.00%	463,500	10,845,900

		15,495,900

TECHNOLOGY HARDWARE & EQUIPMENT — 0.25%
COMMUNICATIONS EQUIPMENT — 0.25%
Lucent Technologies Capital Trust I Pfd, 7.75%	18,000	14,580,000

		14,580,000

TELECOMMUNICATION SERVICES — 0.27%
WIRELESS TELECOMMUNICATION SERVICES — 0.27%
[b] Centaur Funding Corp. Pfd, 9.08%	15,000	16,340,625

		16,340,625

TOTAL PREFERRED STOCK (Cost $220,425,510)		259,994,597

EXCHANGE TRADED FUNDS — 0.94%
iShares High Yield Corporate Bond	625,000	56,056,250

TOTAL EXCHANGE TRADED FUNDS (Cost $46,047,908)		56,056,250

ASSET BACKED SECURITIES — 0.35%

BANKS — 0.05%
COMMERCIAL BANKS — 0.05%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.858%, 2/25/2035	$10,381,183	1,468,738
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.516%, 3/25/2035	9,733,337	1,486,825

		2,955,563

DIVERSIFIED FINANCIALS — 0.09%
CAPITAL MARKETS — 0.05%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.806%, 8/25/2033	631,165	215,506
Merrill Lynch Mtg Investors Trust, 2.786%, 8/25/2034	6,338,479	2,860,651
DIVERSIFIED FINANCIAL SERVICES — 0.04%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.751%, 12/20/2036	3,275,375	320,703
Banc of America Mtg Securities Series 2005-A Class B1, 3.531%, 2/25/2035	5,281,739	649,797
Citigroup Mtg Loan Trust, Inc., 4.092%, 3/25/2034	1,586,924	743,126
Structured Asset Security Corp. Series 2002-27A Class B1, 2.549%, 1/25/2033	2,783,714	754,602

		5,544,385

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.06%
PHARMACEUTICALS — 0.06% [b] QHP PhaRMA, 10.25%, 3/15/2015	3,375,614	3,450,788

		3,450,788

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.15%
AIRLINES — 0.15%
[b] American Airlines Depositor Corp., 8.00%, 10/5/2010	$8,700,000	$8,695,476

		8,695,476

TOTAL ASSET BACKED SECURITIES (Cost $48,378,840)		20,646,212

CORPORATE BONDS — 21.90%

AUTOMOBILES & COMPONENTS — 0.15%
AUTOMOBILES — 0.15%
[b] American Honda Finance, 7.625%, 10/1/2018	7,000,000	8,863,001

		8,863,001

BANKS — 1.65%
COMMERCIAL BANKS — 1.65%
[b,c] Alfa Diversified, 2.292%, 3/15/2012	2,625,000	2,573,287
[b,c] Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,270,000
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	3,011,027
[b,c] Groupe BPCE, 12.50%, 8/29/2049	19,011,000	21,883,182
[b,c,d,e,f] Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	6,250
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,612,343
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	10,621,900
[b] PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,730,490
Provident Bank MD, 9.50%, 5/1/2018	5,600,000	6,113,733
[c] Shinhan Bank, 6.819%, 9/20/2036	900,000	912,662
Silicon Valley Bank, 6.05%, 6/1/2017	26,713,000	28,152,350
Webster Capital Trust IV, 7.65%, 6/15/2037	1,950,000	1,616,772
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,593,750
Zions Bancorp, 7.75%, 9/23/2014	3,000,000	3,178,791

		98,276,537

CAPITAL GOODS — 0.55%
INDUSTRIAL CONGLOMERATES — 0.30%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	18,190,000
TRADING COMPANIES & DISTRIBUTORS — 0.25%
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	5,000,000
[b] International Lease Finance Corp. E-Capital Trust I, 5.90%, 12/21/2065	15,000,000	9,825,000

		33,015,000

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
COMMERCIAL SERVICES & SUPPLIES — 0.01%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	514,450

		514,450

CONSUMER DURABLES & APPAREL — 0.19%
HOUSEHOLD DURABLES — 0.19%	$10,000,000	11,400,000

[b] Corporativo Javer SA, 13.00%, 8/4/2014		11,400,000

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 0.13%
HOTELS, RESTAURANTS & LEISURE — 0.13%
[b] CKE Restaurants, Inc., 11.375%, 7/15/2018	$4,000,000	$4,100,000
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	3,560,000	3,468,508

		7,568,508

DIVERSIFIED FINANCIALS — 1.78%
CAPITAL MARKETS — 0.14%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,471,528
CONSUMER FINANCE — 0.81%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,502,980
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	6,368,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,000,000	27,408,800
SLM Corp., 4.00%, 7/25/2014	2,000,000	1,719,960
SLM Corp. LIBOR Floating Rate Note, 0.798%, 1/27/2014	5,000,000	4,318,940
[b] TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,728,125
DIVERSIFIED FINANCIAL SERVICES — 0.83%
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	16,877,900
[c] Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,227,812
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	16,074,450
[c] Korea Development Bank, 5.30%, 1/17/2013	800,000	854,278
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,165,410
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,160,075
[b] SquareTwo Financial Corp., 11.625%, 4/1/2017	4,000,000	3,560,000

		106,438,258

ENERGY — 4.22%
ENERGY EQUIPMENT & SERVICES — 0.42%
[b] Calfrac Holdings LP, 7.75%, 2/15/2015	8,500,000	8,585,000
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,435,737
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,180,972
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	877,500
OIL, GAS & CONSUMABLE FUELS — 3.80%
[b] Bumi Capital PTE, Ltd., 12.00%, 11/10/2016	3,000,000	3,217,500
Cloud Peak Energy Resources, 8.25%, 12/15/2017	8,000,000	8,450,000
[b] DCP Midstream LLC, 9.75%, 3/15/2019	5,000,000	6,653,350
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	13,295,470
[b] Enogex LLC, 6.875%, 7/15/2014	2,000,000	2,247,554
[b] Enogex LLC, 6.25%, 3/15/2020	2,500,000	2,809,573
Enterprise Products Operating LP, 7.034%, 1/15/2068	22,880,000	22,765,600
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,000,000	4,898,632
[b] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,340,000
[b,c,e,f] Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	13,007,500
[b] GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,761,180
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	9,750,000	12,695,465
[b] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	7,203,000	7,863,803
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,351,990
[b] Niska Gas Storage, 8.875%, 3/15/2018	8,739,000	9,350,730
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	21,851,334
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,199,884
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,374,608
[b,c] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,900,000

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b,c] Petroplus Finance Ltd., 6.75%, 5/1/2014	$4,000,000	$3,660,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	1,050,000
[b,d] RAAM Global Energy Co., 12.50%, 10/1/2015	12,000,000	12,240,000
Southern Union Co., 7.20%, 11/1/2066	26,020,000	23,483,050
Teppco Partners LP, 7.00%, 6/1/2067	6,500,000	6,142,500
[b,d] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,729,056	7,856,151
[b] Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	9,409,304

		251,954,387

FOOD & STAPLES RETAILING — 0.18%
FOOD & STAPLES RETAILING — 0.18%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,591,250
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,193,750

		10,785,000

FOOD, BEVERAGE & TOBACCO — 0.49%
BEVERAGES — 0.05%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,000,000	3,166,656
TOBACCO — 0.44%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,789,788
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	14,551,222
[b,c] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,798,280

		29,305,946

HEALTH CARE EQUIPMENT & SERVICES — 0.21%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.07% [b] Alere, Inc., 8.625%, 10/1/2018	4,000,000	4,060,000
HEALTH CARE TECHNOLOGY — 0.14% [b] Merge Healthcare, Inc., 11.75%, 5/1/2015	8,000,000	8,180,000

		12,240,000

INDUSTRIALS — 0.16%
CAPITAL GOODS — 0.16%
Da-Lite Screen Co., Inc., 12.50%, 4/1/2015	9,000,000	9,225,000

		9,225,000

INSURANCE — 4.37%
INSURANCE — 4.37%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	945,000
Hartford Financial Services Group, 8.125%, 6/15/2038	24,650,000	24,896,500
[b] Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,051,217
[b] Metlife Capital Trust X, 9.25%, 4/8/2068	24,000,000	28,320,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,825,852
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,431,120
Northwind Holdings, LLC Series 2007-1A Class A1, 1.077%, 12/1/2037	5,666,018	4,312,916
[b,c] Oil Insurance Ltd., 7.558%, 12/29/2049	4,000,000	3,547,240
[b] Pacific Life Global Funding CPI Floating Rate Note, 3.23%, 2/6/2016	2,000,000	1,958,840
[b] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,703,840
[b,c] QBE Insurance Group Ltd., 5.647%, 7/1/2023	10,613,000	9,925,426
SCOR SE, 6.154%, 7/29/2049	3,550,000	4,162,003
[b] Swiss Re Capital I, LP, 6.854%, 5/29/2049	148,865,000	138,614,901
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,376,655
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	14,198,000	13,488,100

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b] ZFS Finance USA Trust V, 6.50%, 5/9/2037	$1,260,000	$1,171,800

		260,731,410

MATERIALS — 0.94%
CONSTRUCTION MATERIALS — 0.27%
[b,c] C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	1,316,244
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,469,888
CONTAINERS & PACKAGING — 0.03%
[b] Plastipak Holdings, Inc., 10.625%, 8/15/2019	1,750,000	1,942,500
METALS & MINING — 0.64%
Allegheny Technologies, Inc., 9.375%, 6/1/2019	3,000,000	3,625,713
[b,c] Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,309,123
[b,c] Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	4,200,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	8,000,000	8,560,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,542,181
Freeport-McMoRan Corp., 6.125%, 3/15/2034	4,500,000	4,410,464
[b] GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,796,250

		56,172,363

MEDIA — 0.64%
MEDIA — 0.64%
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,464,310
DIRECTV Holdings LLC, 6.375%, 6/15/2015	5,100,000	5,278,500
DIRECTV Holdings LLC, 7.625%, 5/15/2016	3,000,000	3,345,000
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	18,488,316
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,773,804

		38,349,930

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.05%
BIOTECHNOLOGY — 0.05%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate
Note, 2.903%, 2/1/2014	3,000,000	2,995,050

		2,995,050

RETAILING — 0.19%
INTERNET & CATALOG RETAIL — 0.03%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,642,500
MULTILINE RETAIL — 0.03%
[c] Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,186,595
SPECIALTY RETAIL — 0.13%
[b] Ace Hardware Corp., 9.125%, 6/1/2016	3,000,000	3,202,500
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,473,532

		11,505,127

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.25%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.25%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	11,470,920
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,132,368
National Semiconductor Corp., 6.60%, 6/15/2017	1,000,000	1,165,654

		14,768,942

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.22%
INTERNET SOFTWARE & SERVICES — 0.18%
[b] SSI Investments II/SSI Co-Issuer LLC, 11.125%, 6/1/2018	$3,000,000	$3,292,500
[d] Yahoo! Inc., 6.65%, 8/10/2026	7,274,466	7,521,798
SOFTWARE — 0.04%
[b] Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,077,500

		12,891,798

TECHNOLOGY HARDWARE & EQUIPMENT — 0.10%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.10%
Corning, Inc., 6.05%, 6/15/2015	6,000,000	6,042,378

		6,042,378

TELECOMMUNICATION SERVICES — 1.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.45%
[c] Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	36,616,616
[c] Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,520,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	10,000,000	9,400,000
[c] Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,521,580
[b,c] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,840	9,179,163
[b,c] Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,905,000
Windstream Corp., 8.125%, 8/1/2013	10,800,000	11,718,000
[b] Zayo Group LLC, 10.25%, 3/15/2017	5,500,000	5,775,000
WIRELESS TELECOMMUNICATION SERVICES — 0.04%
[b,c] Digicel SA, 12.00%, 4/1/2014	2,000,000	2,330,000

		88,965,359

TRANSPORTATION — 0.37%
AIRLINES — 0.24%
[b,c] Air Canada, 9.25%, 8/1/2015	9,000,000	9,090,000
American Airlines, Inc., 13.00%, 8/1/2016	4,343,977	5,136,753
MARINE — 0.13%
Commercial Barge Line Co., 12.50%, 7/15/2017	5,000,000	5,500,000
United Maritime LLC, 11.75%, 6/15/2015	2,500,000	2,506,250

		22,233,003

UTILITIES — 3.56%
ELECTRIC UTILITIES — 1.79%
Alabama Power Capital Trust V, 3.633%, 10/1/2042	4,000,000	4,000,000
Aquila, Inc., 7.95%, 2/1/2011	3,000,000	3,063,549
Arizona Public Service Co., 5.50%, 9/1/2035	4,000,000	4,088,480
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,539,726
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,594,363
[b,c] Enel Finance International S.A., 6.25%, 9/15/2017	38,000,000	43,096,712
Entergy Gulf States Louisiana LLC, 6.00%, 5/1/2018	8,000,000	9,252,672
[b] Great River Energy, 5.829%, 7/1/2017	1,872,755	2,101,288
[b,c] Listrindo Capital BV, 9.25%, 1/29/2015	2,750,000	3,119,462
[b] Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,350,202

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
[b] Texas-New Mexico Power, 9.50%, 4/1/2019	$19,000,000	$24,983,898
GAS UTILITIES — 0.19%
Ferrellgas LP, 9.125%, 10/1/2017	1,000,000	1,083,750
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	10,263,922
MULTI-UTILITIES — 1.58%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,699,430
Amerenenergy Generating, 7.00%, 4/15/2018	9,050,000	9,093,223
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,331,280
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	20,063,968
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	13,444,400
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,194,940
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,804,779
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,404,888
Union Electric Co., 6.70%, 2/1/2019	2,500,000	3,039,443

		212,614,375

TOTAL CORPORATE BONDS (Cost $1,061,256,163)		1,306,855,822

CONVERTIBLE BONDS — 3.23%
COMMERCIAL & PROFESSIONAL SERVICES — 0.06%
COMMERCIAL SERVICES & SUPPLIES — 0.06%
Covanta Holding Corp., 1.00%, 2/1/2027	4,000,000	3,865,000

		3,865,000

DIVERSIFIED FINANCIALS — 1.52%
DIVERSIFIED FINANCIAL SERVICES — 1.52%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	61,600,000	63,063,000
KKR Financial Holdings LLC, 7.50%, 1/15/2017	21,750,000	27,595,312

		90,658,312

ENERGY — 0.29%
ENERGY EQUIPMENT & SERVICES — 0.14%
Global Industries Ltd., 2.75%, 8/1/2027	5,000,000	3,518,750
SESI, LLC, 1.50%, 12/15/2026	5,000,000	4,843,750
OIL, GAS & CONSUMABLE FUELS — 0.15%
Chesapeake Energy Corp., 2.25%, 12/15/2038	11,500,000	8,840,625

		17,203,125

MEDIA — 0.34%
MEDIA — 0.34% [b] Central European Media, 3.50%, 3/15/2013	19,011,000	16,301,932
Live Nation Entertainment, Inc., 2.875%, 7/15/2027	5,000,000	4,275,000

		20,576,932

REAL ESTATE — 0.19%
REAL ESTATE INVESTMENT TRUSTS — 0.19% [b] Extra Space Storage LP, 3.625%, 4/1/2027	10,000,000	9,750,000
Washington REIT, 3.875%, 9/15/2026	1,470,000	1,508,588

		11,258,588

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 0.18%
SOFTWARE — 0.18%
[b,c] Telvent Git SA, 5.50%, 4/15/2015	$10,500,000	$10,552,500

		10,552,500

TELECOMMUNICATION SERVICES — 0.65%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.19%
Global Crossing Ltd., 5.00%, 5/15/2011	9,250,000	9,273,125
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	1,782,500
Level 3 Communications, Inc., 6.50%, 10/1/2016	500,000	511,250
WIRELESS TELECOMMUNICATION SERVICES — 0.46%
NII Holdings, 3.125%, 6/15/2012	28,000,000	27,160,000

		38,726,875

TOTAL CONVERTIBLE BONDS (Cost $171,426,904)		192,841,332

MUNICIPAL BONDS — 0.03%
Victor New York, 9.20%, 5/1/2014	1,445,000	1,514,057

TOTAL MUNICIPAL BONDS (Cost $1,501,223)		1,514,057

U.S. GOVERNMENT AGENCIES — 0.21%
[b] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,372,254
Federal National Mtg Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	4,245,765	4,379,345

TOTAL U.S. GOVERNMENT AGENCIES (Cost $10,984,557)		12,751,599

FOREIGN BONDS — 2.49%
CONSUMER SERVICES — 0.01%
HOTELS, RESTAURANTS & LEISURE — 0.01%
[e,f] FU JI Food and Catering (HKD), 0%, 10/18/2010	17,500,000	679,998

		679,998

DIVERSIFIED FINANCIALS — 0.27%
CAPITAL MARKETS — 0.18%
Morgan Stanley (AUD), 5.08%, 3/1/2013	4,000,000	3,707,182
Morgan Stanley (BRL), 10.09%, 5/3/2017	12,560,000	7,096,548
CONSUMER FINANCE — 0.02%
SLM Corp. (AUD), 6.00%, 12/15/2010	1,000,000	960,224
DIVERSIFIED FINANCIAL SERVICES — 0.07%
[d] Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,687,943

		15,451,897

FOOD & STAPLES RETAILING — 0.03%
FOOD & STAPLES RETAILING — 0.03%
Wesfarmers Ltd. (AUD), 7.427%, 9/11/2014	2,000,000	1,980,048

		1,980,048

FOOD, BEVERAGE & TOBACCO — 0.08%
BEVERAGES — 0.08%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,487,181

		4,487,181

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
INSURANCE — 0.23%
INSURANCE — 0.23%
ELM BV (AUD), 7.635%, 12/31/2049	$10,500,000	$7,979,573
ELM BV (AUD), 6.125%, 12/27/2049	8,000,000	5,715,092

		13,694,665

MEDIA — 0.10%
MEDIA — 0.10% [b] Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,060,881
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	3,962,169

		6,023,050

MISCELLANEOUS — 0.65%
MISCELLANEOUS — 0.65%
New South Wales Treasury Corp. (AUD), 3.75%, 11/20/2020	8,500,000	9,040,361
Regional Muni of York (CAD), 5.00%, 4/29/2019	4,500,000	4,799,767
Republic of Brazil (BRL), 12.50%, 1/5/2016	15,750,000	10,728,059
Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	14,509,456

		39,077,643

TELECOMMUNICATION SERVICES — 0.08%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.08%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	3,000,000	4,539,623

		4,539,623

TRANSPORTATION — 0.86%
TRANSPORTATION INFRASTRUCTURE — 0.86%
Southern Cross Air Corp. (AUD), 6.64%, 12/20/2016	55,833,500	51,537,387

		51,537,387

UTILITIES — 0.18%
MULTI-UTILITIES — 0.18%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	10,854,505

		10,854,505

TOTAL FOREIGN BONDS (Cost $119,392,993)		148,325,997

OTHER SECURITIES — 0.42%
LOAN PARTICIPATIONS — 0.42%
Crown Castle Operating Co., 1.816%, 3/6/2014	2,946,701	2,874,271
Mylan Laboratories, Inc., 3.813%, 10/2/2014	3,912,363	3,900,352
Mylan Laboratories, Inc., 3.563%, 10/2/2014	1,775,274	1,769,824
Texas Comp Electric Holdings LLC, 4.066%, 10/10/2014	4,212,855	3,271,366
Texas Comp Electric Holdings LLC, 3.758%, 10/10/2014	13,681,818	10,583,707
Texas Comp Electric Holdings LLC, 4.033%, 10/31/2014	70,707	54,696
Texas Comp Electric Holdings LLC, 4.033%, 10/10/2014	40,404	31,375
Texas Comp Electric Holdings LLC, 3.758%, 5/10/2014	661,603	513,748
Texas Comp Electric Holdings, LLC, 3.758%, 10/10/2014	2,943,723	2,285,860

TOTAL OTHER SECURITIES (Cost $25,447,947)		25,285,199

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.03%
Atmos Energy Corp., 0.29%, 10/1/2010	$30,500,000	$30,500,000
Kinder Morgan Energy, 0.50%, 10/1/2010	40,450,000	40,450,000
Pepco Holdings, Inc., 0.50%, 10/1/2010	50,000,000	50,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $120,950,000)		120,950,000

TOTAL INVESTMENTS — 100.61% (Cost $5,518,207,150)		$6,001,177,129
LIABILITIES NET OF OTHER ASSETS — (0.61)%		(36,540,254)

NET ASSETS — 100.00%		$5,964,636,875

Footnote Legend

a	Investment in Affiliates – Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2009	Gross Additions	Gross Reductions	Shares/Principal September 30, 2010	Market Value September 30, 2010	Investment Income
Invesco Mortgage Capital, Inc.	1,223,112	772,869	80,816	1,915,165	$41,214,351	$6,852,707

Total non-controlled affiliated issuers – 0.69% of net assets					$41,214,351	$6,852,707

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2010, the aggregate value of these securities in the Fund’s portfolio was $616,683,542, representing 10.33% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
e	Bond in default.
f	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    27

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2010

ASSETS
Investments at value
Non-affiliated issuers (cost $5,478,638,104) (Note 2)	$5,959,962,778
Non-controlled affiliated issuers (cost $39,569,046) (Note 2)	41,214,351
Cash	680,942
Cash denominated in foreign currency (cost $21,228,072)	21,783,062
Receivable for investments sold	9,225,409
Receivable for fund shares sold	47,092,956
Dividends receivable	21,748,099
Dividend and interest reclaim receivable	2,698,221
Interest receivable	31,039,785
Prepaid expenses and other assets	32,030

Total Assets	6,135,477,633

LIABILITIES
Payable for securities purchased	122,594,986
Payable for fund shares redeemed	6,987,017
Unrealized depreciation on forward currency contracts (Note 7)	29,328,863
Payable to investment advisor and other affiliates (Note 3)	5,612,920
Accounts payable and accrued expenses	1,939,680
Dividends payable	4,377,292

Total Liabilities	170,840,758

NET ASSETS	$5,964,636,875

NET ASSETS CONSIST OF:
Undistributed net investment income	$29,915,619
Net unrealized appreciation on investments	454,341,452
Accumulated net realized gain (loss)	(797,443,422)
Net capital paid in on shares of beneficial interest	6,277,823,226

$5,964,636,875

28    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,018,202,593 applicable to 110,253,820 shares of beneficial interest outstanding - Note 4)	$18.31
Maximum sales charge, 4.50% of offering price	0.86

Maximum offering price per share	$19.17

Class C Shares:
Net asset value and offering price per share * ($2,234,952,713 applicable to 122,065,567 shares of beneficial interest outstanding - Note 4)	$18.31

Class I Shares:
Net asset value, offering and redemption price per share ($1,682,616,025 applicable to 91,294,749 shares of beneficial interest outstanding - Note 4)	$18.43

Class R3 Shares:
Net asset value, offering and redemption price per share ($23,550,435 applicable to 1,286,674 shares of beneficial interest outstanding - Note 4)	$18.30

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,949,591 applicable to 106,315 shares of beneficial interest outstanding - Note 4)	$18.34

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,365,518 applicable to 182,667 shares of beneficial interest outstanding - Note 4)	$18.42

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    29

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $14,936,255)	$233,962,548
Non-controlled affiliated issuers	6,852,707
Interest income (net of premium amortized of $623,021)	124,134,299

Total Income	364,949,554

EXPENSES:
Investment advisory fees (Note 3)	34,262,770
Administration fees (Note 3)
Class A Shares	2,091,630
Class C Shares	2,209,293
Class I Shares	622,126
Class R3 Shares	22,471
Class R4 Shares	1,138
Class R5 Shares	859
Distribution and service fees (Note 3)
Class A Shares	4,183,260
Class C Shares	17,674,346
Class R3 Shares	89,687
Class R4 Shares	2,272
Transfer agent fees
Class A Shares	1,629,700
Class C Shares	2,009,670
Class I Shares	1,298,375
Class R3 Shares	34,987
Class R4 Shares	3,780
Class R5 Shares	4,397
Registration and filing fees
Class A Shares	141,450
Class C Shares	109,725
Class I Shares	81,671
Class R3 Shares	17,753
Class R4 Shares	18,584
Class R5 Shares	21,867
Custodian fees (Note 3)	1,027,580
Professional fees	162,773
Accounting fees	173,185
Trustee fees	108,281
Other expenses	521,624

Total Expenses	68,525,254
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,182,572)

Net Expenses	66,342,682

Net Investment Income	$298,606,872

30    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(48,053,970)
Non-controlled affiliated issuers	(4,498)
Forward currency contracts (Note 7)	(11,367,590)
Foreign currency transactions	1,036,959

(58,389,099)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	275,927,753
Non-controlled affiliated issuers	14,489,354
Forward currency contracts (Note 7)	6,113,032
Foreign currency translations	543,438

297,073,577

Net Realized and Unrealized Gain	238,684,478

Net Increase in Net Assets Resulting from Operations	$537,291,350

See notes to financial statements.

Certified Annual Report    31

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$298,606,872	$196,665,498
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(58,389,099)	(571,104,514)
Increase (Decrease) in unrealized appreciation (depreciation) of investments, forward currency contracts and foreign currency translations	297,073,577	646,925,555

Net Increase (Decrease) in Net Assets Resulting from Operations	537,291,350	272,486,539

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(105,095,569)	(81,529,583)
Class C Shares	(100,021,633)	(77,646,832)
Class I Shares	(82,223,032)	(50,077,981)
Class R3 Shares	(1,088,290)	(760,087)
Class R4 Shares	(59,426)	(17,372)
Class R5 Shares	(114,390)	(22,654)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	529,891,266	(9,678,354)
Class C Shares	715,272,973	6,320,252
Class I Shares	707,722,464	116,899,650
Class R3 Shares	7,823,039	2,235,374
Class R4 Shares	1,799,483	(220,497)
Class R5 Shares	2,943,638	199,300

Net Increase in Net Assets	2,214,141,873	178,187,755

NET ASSETS:
Beginning of Year	3,750,495,002	3,572,307,247

End of Year	$5,964,636,875	$3,750,495,002

Undistributed net investment income	$29,915,619	$20,577,079

See notes to financial statements.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,855,956,064	$3,855,956,064	$—	$—
Preferred Stock(a)	259,994,597	231,222,722	28,771,875	—
Exchange Traded Funds	56,056,250	56,056,250	—	—
Asset Backed Securities	20,646,212	—	20,646,212	—
Corporate Bonds	1,306,855,822	—	1,279,231,623	27,624,199
Convertible Bonds	192,841,332	—	192,841,332	—
Municipal Bonds	1,514,057	—	1,514,057	—
U.S. Government Agencies	12,751,599	—	12,751,599	—
Foreign Bonds	148,325,997	—	144,638,054	3,687,943
Other Securities	25,285,199	—	25,285,199	—
Short Term Investments	120,950,000	—	120,950,000	—

Total Investments in Securities	$6,001,177,129	$4,143,235,036	$1,826,629,951	$31,312,142

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(29,328,863)	$—	$(29,328,863)	$—
Spot Currency	$(86,968)	$(86,968)	$—	$—

(a)	Industry classifications for Preferred Stock in Level 2 consisted of $7,781,250 in Banks, $4,650,000 in REITS, and $16,340,625 in Telecommunication Services at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3(b)	Ending Balance 9/30/2010

Investments in Securities(a)	$—	$16,438,165	$(1,272,694)	$59,137	$1,364,612	$14,722,922	$31,312,142

(a)	Level 3 Securities represent 0.52% of Total Net Assets at the year ended September 30, 2010.
(b)	Transfers to Level 3 were from Level 2, and were due to a change in other significant observable inputs existing at the year ended September 30, 2010. Transfers into or out of Level 3 are based on the beginning market value of the year in which they occurred.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,105,372 for Class C shares, $33,843 for Class R3 shares, $20,037 for Class R4 shares, and $23,320 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $1,270,308 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $170,865 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	43,283,964	$770,088,645	23,619,565	$344,260,373
Shares issued to shareholders in reinvestment of dividends	4,439,224	79,354,477	4,335,112	63,114,813
Shares repurchased	(18,042,158)	(319,573,633)	(30,011,243)	(417,076,271)
Redemption fees received*	—	21,777	—	22,731

Net Increase (Decrease)	29,681,030	$529,891,266	(2,056,566)	$(9,678,354)

Class C Shares
Shares sold	49,564,535	$883,762,048	20,018,794	$292,989,819
Shares issued to shareholders in reinvestment of dividends	3,972,825	71,048,461	3,950,571	57,445,432
Shares repurchased	(13,520,528)	(239,560,490)	(24,910,649)	(344,138,583)
Redemption fees received*	—	22,954	—	23,584

Net Increase (Decrease)	40,016,832	$715,272,973	(941,284)	$6,320,252

Class I Shares
Shares sold	54,684,137	$981,032,227	25,254,006	$372,821,670
Shares issued to shareholders in reinvestment of dividends	3,466,124	62,410,241	2,665,325	39,209,566
Shares repurchased	(18,750,557)	(335,736,228)	(21,210,176)	(295,144,783)
Redemption fees received*	—	16,224	—	13,197

Net Increase (Decrease)	39,399,704	$707,722,464	6,709,155	$116,899,650

Class R3 Shares
Shares sold	746,503	$13,383,203	421,734	$6,146,795
Shares issued to shareholders in reinvestment of dividends	55,329	988,963	46,884	688,297
Shares repurchased	(368,316)	(6,549,359)	(318,696)	(4,599,932)
Redemption fees received*	—	232	—	214

Net Increase (Decrease)	433,516	$7,823,039	149,922	$2,235,374

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	105,112	$1,826,925	2,542	$38,228
Shares issued to shareholders in reinvestment of dividends	1,635	29,296	1,173	17,252
Shares repurchased	(3,165)	(56,750)	(15,815)	(275,982)
Redemption fees received*	—	12	—	5

Net Increase (Decrease)	103,582	$1,799,483	(12,100)	$(220,497)

Class R5 Shares
Shares sold	302,943	$5,496,684	40,091	$600,510
Shares issued to shareholders inreinvestment of dividends	6,243	111,969	1,391	20,773
Shares repurchased	(150,901)	(2,665,036)	(30,138)	(421,988)
Redemption fees received*	—	21	—	5

Net Increase (Decrease)	158,285	$2,943,638	11,344	$199,300

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $3,595,840,109 and $1,637,978,518, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$5,541,327,134

Gross unrealized appreciation on a tax basis	$700,552,189
Gross unrealized depreciation on a tax basis	(240,702,194)

Net unrealized appreciation (depreciation) on investments (tax basis)	$459,849,995

Distributable earnings – ordinary income (tax basis)	$41,310,220

At September 30, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $288,211 and $32,070,845 respectively. For tax purposes, such losses will be reflected in the year ended September 30, 2011.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

At September 30, 2010, the Fund had tax basis capital losses which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryfor-wards expire as follows:

2016	$4,262,779
2017	280,451,429
2018	493,662,779

$778,376,987

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $2,061,030 and increased accumulated net realized investment loss by $2,061,030. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in PFICs (Passive Foreign Investment Companies) and partnerships, and recharacterization of income received.

The tax character of distributions paid during the year ended September 30, 2010, and September 30, 2009, was as follows:

	2010	2009
Distributions from:
Ordinary income	$288,602,340	$210,054,509
Capital gains	—	—

Total	$288,602,340	$210,054,509

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	9,100,000	03/01/2011	$12,390,272	$—	$(883,413)
Euro	Sell	253,400,000	10/06/2010	345,442,561	—	(3,441,251)
Euro	Sell	62,000,000	10/06/2010	84,520,279	—	(7,834,339)
Euro	Sell	1,328,700	10/06/2010	1,811,324	—	(105,898)
Euro	Sell	66,359,900	10/06/2010	90,463,827	—	(5,921,978)
Euro	Sell	43,100,000	10/06/2010	58,755,226	—	(852,531)
Great Britain Pound	Sell	16,000,000	10/06/2010	25,134,029	—	(2,033,869)
Great Britain Pound	Sell	2,985,600	10/06/2010	4,690,010	—	(219,343)
Great Britain Pound	Sell	7,100,000	10/06/2010	11,153,225	—	(261,754)
Great Britain Pound	Sell	19,200,000	10/06/2010	30,160,835	—	(1,067,075)
Great Britain Pound	Sell	6,946,500	10/06/2010	10,912,096	—	(358,348)
Swiss Franc	Sell	15,400,000	10/06/2010	15,672,196	—	(1,234,741)
Swiss Franc	Sell	72,600,000	10/06/2010	73,883,208	—	(5,114,323)

Total					$—	$(29,328,863)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Liability Derivatives
	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(29,328,863)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss) on Derivative Financial Instruments

Recognized in Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(11,367,590)	$(11,367,590)
Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2010
	Total	Forward Currency Contracts
Foreign exchange contracts	$6,113,032	$6,113,032

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

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Certified Annual Report    41

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(b)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(b)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
2006(b)	$17.93	0.78	1.98	2.76	(0.77)	(0.34)	(1.11)	$19.58	4.22		1.38		1.38		1.38		16.05	55.29	$903,347
Class C Shares
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
2006	$17.95	0.70	1.97	2.67	(0.68)	(0.34)	(1.02)	$19.60	3.73		1.90		1.90		2.15		15.45	55.29	$636,947
Class I Shares
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
2006	$18.03	0.88	1.98	2.86	(0.84)	(0.34)	(1.18)	$19.71	4.68		0.99		0.98		1.02		16.53	55.29	$308,859
Class R3 Shares
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
2006	$17.93	0.82	1.92	2.74	(0.75)	(0.34)	(1.09)	$19.58	4.36		1.50		1.50		6.05		15.91	55.29	$1,301
Class R4 Shares
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(c)	10.83	63.05	$48
2008(d)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(e)	1.40	(e)	1.40	(e)	16.97	(c)(e)	(17.79)	46.07	$251
Class R5 Shares
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(c)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(c)	(22.27)	46.07	$221
2007(f)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(e)	0.99	(e)	0.98	(e)	278.77	(c)(e)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2008.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42 Certified Annual Report	Certified Annual Report 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund	September 30, 2010

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NewYork

November 17, 2010

44    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,030.30	$6.42
Hypothetical*	$1,000.00	$1,018.74	$6.38
Class C Shares
Actual	$1,000.00	$1,027.00	$9.62
Hypothetical*	$1,000.00	$1,015.58	$9.57
Class I Shares
Actual	$1,000.00	$1,032.00	$4.82
Hypothetical*	$1,000.00	$1,020.32	$4.79
Class R3 Shares
Actual	$1,000.00	$1,028.50	$7.62
Hypothetical*	$1,000.00	$1,017.55	$7.58
Class R4 Shares
Actual	$1,000.00	$1,029.60	$7.12
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$1,031.70	$5.04
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.26%; C: 1.89%; I: 0.95%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    45

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	7.03%	6.36%	11.02%
C Shares (Incep: 12/24/02)	10.32%	6.68%	11.08%
I Shares (Incep: 11/3/03)	12.39%	7.70%	10.12%
R3 Shares (Incep: 2/1/05)	11.75%	7.11%	7.65%
R4 Shares (Incep: 2/1/08)	11.52%	—	0.61%
R5 Shares (Incep: 2/1/07)	12.31%	—	3.35%
Blended Index (Since 12/24/02)	7.50%	2.85%	7.04%
S&P 500 Index (Since 12/24/02)	10.16%	0.64%	5.30%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

46    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)
Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None
Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None
INDEPENDENT TRUSTEES(1)(2)(4)
David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report     47

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

48    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    49

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Investment Income Builder Fund designates 56.91% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

18.74% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2010 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

50    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered the information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including dividend growth data, (iii) measures of the Fund’s investment performance over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to the Standard & Poor’s 500 Index, and relative to a blended performance benchmark comprised of two broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment return for calendar year 2009 significantly exceeded the returns for the Fund’s blended benchmark, the S&P 500 and the world allocation mutual fund category, that the Fund’s returns exceeded the returns of the blended benchmark and the fund category in five of the six preceding calendar years, and exceeded the returns of the S&P 500 in each of the six preceding calendar years. The quantitative information presented also demonstrated to the Trustees that the Fund’s returns fell at or near the median of the fund category for the three-month and three-year periods ended with the second quarter of the current year, fell within or near the top quartile of the category for the year-to-date and five year periods, and fell within the top decile of the category for the one-year period. The Trustees considered the increasing levels of the Fund’s quarterly dividend payments since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and further considered the Fund’s higher historical cumulative return (net of expenses) relative to the Fund’s blended benchmark since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity income mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund was somewhat higher than the median and average expense ratios for the group of equity income mutual funds selected by the fund analyst firm, that the management fee was somewhat higher than the median and average fee rates for the same group of equity income mutual funds, and that the differences were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    51

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2010 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

52    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

Informational Brochure and
Annual Report – September 30, 2010

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Important Information

The information presented on the following pages was current as of September 30, 2010. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

CO-PORTFOLIO MANAGERS

W. Vinson Walden, CFA, and Brian McMahon

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.55%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/10

	1 Yr	3 Yr	Since Incep
A Shares (Incep: 7/28/06)
Without sales charge	7.98%	-8.20%	6.76%
With sales charge	3.10%	-9.61%	5.60%
MSCI AC World Index
(Since: 7/28/06)	8.42%	-7.48%	0.45%

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 77% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 147 stocks (as of 9/30/10).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and can be effective over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/10

Top Contributors	Top Detractors
KKR Financial Holdings LLC	Bank of America Corp.
Apollo Investment Corp.	Dell, Inc.
Fly Leasing Ltd. ADR	Hartford Financial Svcs. Group, Inc.
Ensco plc ADR	Global Crossing Ltd.
BRF-Brasil Foods SA	United States Steel Corp.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/10

Portfolio P/E Trailing 12-months*	12.9x

Portfolio Price to Cash Flow*	6.0x

Portfolio Price to Book Value*	1.2x

Median Market Cap*	$6.4 B

3-Year Beta (A Shares vs. MSCI AC World)*	1.12

Number of Holdings	33

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/10

PORTFOLIO COMPOSITION

As of 9/30/10

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Thornburg Global Opportunities Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

October 18, 2010

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six- and twelvemonth periods ended September 30, 2010.

For the fiscal year ended September 30, the Fund’s net asset value (NAV) per share increased by 88 cents. Total return for the Class A shares for the fiscal year was 7.98%, taking into account income dividends paid of over 16 cents per share, reinvested in Fund shares. The dividends per share were higher for I, R3, R4, and R5 shares, and lower on the C shares, to account for varying class-specific expenses. In the six months ended September 30, 2010, Thornburg Global Opportunities Fund net asset value per A share decreased 4.70% from $14.67 to $13.98. The Fund paid dividends of 10 cents per share to give a total return for the six-month period of negative 4.02%.

Performance comparisons of Global Opportunities Fund to the MSCI All Country (AC) World Index over various time periods are shown on page 32. The performance of the Fund has compared well to its benchmark over most time periods since its inception in July of 2006. We trailed by 0.44% for the twelve-month period ended September 30, 2010, mostly due to lagging the MSCI AC World Index’s 14.35% gain in the September quarter. Since its inception on July 28, 2006, Thornburg Global Opportunities Fund has outperformed the same index by an average annualized margin of 6.31%.

We do not expect to pay any capital gain for 2010. At September 30, 2010, the Fund had tax basis realized capital losses of approximately $210 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI AC World Index over the year ended September 30, 2010, because this is our global performance benchmark:

1.	Nine sectors (consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, telecommunications, and utilities) showed positive total returns, with a range of +21% (consumer discretionary) to +1.8% (utilities).

2.	One sector (financials) showed a total return of negative 1.0%.

3.	In the Global Opportunities portfolio, returns from 29 of our investments were positive during the year ended September 30, 2010, 22 were negative, and one was flat.

4.	The Fund’s investments in firms in the financials (36%), telecommunications (12%), and information technology (11%) sectors comprised the largest sector weightings in the Fund portfolio. Average returns of the Fund’s holdings in these sectors were 10.6%, 4.4%, and negative 4.4%, respectively, during the year.

Certified Annual Report    7

Letter to Shareholders,

Continued

5.	Your Fund’s average return from its investments in the financials sector was 10.6% for the fiscal year, well above the negative 1.0% performance of the equities in the financials sector of the MSCI AC World Index. Our investment choices in the financials sector ended up being the most positive driver of performance vis-à-vis the benchmark for the year ended September 30, 2010. Among the best contributing investments to portfolio performance from this sector were corporate leveraged loan investor KKR Financial Holdings, business development company Apollo Investment, Dutch banking and insurance giant ING Groep, regional bank Fifth Third Bancorp, and commercial insurance broker Willis Group. The Fund’s investments in Bank of America Corp., Hartford Financial Services Group, Erste Bank, and Verwaltungs und Privat Bank were among the negative performers in the portfolio, particularly in the second half of the fiscal year when your Fund’s relative performance lagged the index. A growing expectation that interest rates will remain “lower for longer” in the United States and Europe caused near-term earnings estimates for several of our financial holdings to be reduced during the September quarter. Most of these investments are valued in the public markets at below normal multiples of book value.

6.	Among our information technology investments, Dell and Microsoft weighed down portfolio performance relative to the index, while Google and Amdocs failed to deliver strong enough positive returns to overcome the drag. Interestingly, most of these had modest upward revisions in current-year earnings estimates over the course of 2010. Consensus 2011 earnings estimates for all four of these firms were revised upward as well.

7.	Among your Fund’s holdings in the telecommunications sector, wireless infrastructure provider Crown Castle International delivered strong positive performance while fiber network operator Global Crossing declined.

8.	Your Fund’s holdings in the energy sector outperformed those of the index during the fiscal year, showing strength late in the period. Offshore drillers Ensco and Transocean (added to the portfolio during the second half of the year) and made strong performance contributions. Russian gas giant Gazprom, global onshore driller Ensign Energy Services, and Italy’s Eni were Fund holdings that produced negative returns for the period.

9.	Among other portfolio holdings, the following were leading contributors from other sectors: railcar and barge manufacturer Trinity Industries; Brazilian food company BRF-Brasil Foods; aircraft lessor Fly Leasing; and pharmaceutical producer Teva Pharmaceutical Industries. Steel producers United States Steel Corp. and Japan’s Tokyo Steel each burdened the portfolio with negative total returns within a strong global materials sector as reduced revenue and earnings outlooks for steel producers developed over the course of 2010.

At September 30, 2010, domestic stocks comprised approximately 42% of your portfolio, foreign stocks around 56%, and cash and interest-bearing debt the remaining 2%. We have hedged more than 50% of the currency risk associated with our euro equity holdings (~9.5% of the portfolio). We have also hedged a majority of our modest exposure to the Japanese yen (<2% of the portfolio). For now, we do not hedge the currency risk of our Australian dollar, Canadian dollar, and non-yen Asian currency denominated equity holdings.

The average price/earnings multiple of the 33 stocks in your portfolio on September 30, 2010 was 10.8x on an estimated forward basis, using estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiples of the MSCI All Country World Index was approximately 11.7x, using estimates compiled by Bloomberg.

8    Certified Annual Report

Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page ten of this report.

We have experienced well-above-average financial market volatility over the last two years. Investment bank Credit Suisse points out that the average number of quarters with a return of greater than positive 10% or less than negative 10% in each of the last six decades is just below eight per decade. There are 40 quarters per decade. In six of the last eight calendar quarters, the returns to the S&P 500 Index have been either less than negative 10%, or greater than positive 10%. In the June 2010 quarter, prices of stocks and bonds broadly declined on investor concerns about Greece, China, Europe, a sluggish jobs picture in the United States, and receding expectations regarding the strength of an economic recovery. In the September quarter, equity prices generally recovered as worries about economic growth in Europe and developing markets receded. Lingering concerns about the U.S. economy were expressed in currency depreciation, even as domestic stock prices broadly rallied.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. As the calendar year draws to a close, last year’s global recession has given way to positive economic growth, which is expected to persist during 2011. In more cases than not, earnings expectations are being revised upward. We believe that your portfolio businesses carry low enough valuations to set the stage for future price appreciation, once they come through the current economic challenges with their competitive positions intact or improved.

Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report     9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2010

TOP TEN HOLDINGS

As of 9/30/10

Global Crossing Ltd.	5.0%	Willis Group Holdings plc	4.2%
BRF-Brasil Foods SA	4.8%	Fifth Third Bancorp Pfd, 8.50%	4.0%
Dell, Inc.	4.3%	Ensign Energy Services, Inc.	3.8%
KKR Financial Holdings LLC	4.3%	Fly Leasing Ltd. ADR	3.8%
ING Groep N.V.	4.3%	Ensco plc ADR	3.6%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Diversified Financials	17.3%	Pharmaceuticals, Biotechnology & Life Sciences	5.1%
Energy	11.8%	Materials	4.9%
Telecommunication Services	10.5%	Food, Beverage & Tobacco	4.8%
Banks	10.0%	Technology Hardware & Equipment	4.3%
Capital Goods	9.6%	Food & Staples Retailing	2.3%
Insurance	9.6%	Other Assets & Cash Equivalents	1.6%
Software & Services	8.2%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/10 (percent of equity holdings)

United States	42.7%	Ireland	3.8%
Switzerland	10.5%	Australia	3.6%
United Kingdom	10.0%	Israel	3.6%
Bermuda	5.1%	China	2.5%
Brazil	4.8%	Japan	2.3%
Netherlands	4.4%	Italy	1.6%
Canada	3.8%	Hong Kong	1.3%

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 92.66%
BANKS — 4.24%
COMMERCIAL BANKS — 4.24%
China Merchants Bank Co., Ltd.	696,541	$1,795,475
Liechtensteinische Landesbank AG	171,078	11,507,918
[a,b]Sterling Financial Corp.	2,400,000	480,000

		13,783,393

CAPITAL GOODS — 9.64%
AEROSPACE & DEFENSE — 3.23%
[b]Spirit Aerosystems Holdings, Inc.	526,900	10,501,117
MACHINERY — 2.65%
Trinity Industries, Inc.	385,521	8,585,553
TRADING COMPANIES & DISTRIBUTORS — 3.76%
Fly Leasing Ltd. ADR	925,113	12,211,491

		31,298,161

DIVERSIFIED FINANCIALS — 17.36%
CAPITAL MARKETS — 5.66%
Apollo Investment Corp.	1,086,453	11,114,414
Verwaltungs und Privat Bank AG	72,200	7,274,004
DIVERSIFIED FINANCIAL SERVICES — 11.70%
Bank of America Corp.	772,400	10,126,164
[b]ING Groep N.V.	1,341,700	13,919,245
KKR Financial Holdings LLC	1,590,600	13,965,467

		56,399,294

ENERGY — 11.80%
ENERGY EQUIPMENT & SERVICES — 10.24%
Ensco plc ADR	263,500	11,786,355
Ensign Energy Services, Inc.	997,900	12,249,468
[b]Transocean Ltd.	143,600	9,232,044
OIL, GAS & CONSUMABLE FUELS — 1.56%
Eni S.p.A.	234,400	5,058,411

		38,326,278

FOOD & STAPLES RETAILING — 2.31%
FOOD & STAPLES RETAILING — 2.31%
Walgreen Co.	224,000	7,504,000

		7,504,000

FOOD, BEVERAGE & TOBACCO — 4.76%
FOOD PRODUCTS — 4.76%
BRF-Brasil Foods SA	1,015,300	15,451,522

		15,451,522

INSURANCE — 9.56%
INSURANCE — 9.56%
Hartford Financial Services Group, Inc.	337,700	7,750,215
Swiss Re	222,450	9,754,613
Willis Group Holdings plc	439,800	13,554,636

		31,059,464

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

	Shares/ Principal Amount	Value
MATERIALS — 4.90%
CONSTRUCTION MATERIALS — 1.24%
[b]China Resources Cement	6,840,000	$4,028,793
METALS & MINING — 3.66%
Tokyo Steel Manufacturing Co., Ltd.	628,000	7,409,918
United States Steel Corp.	102,234	4,481,939

		15,920,650

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.11%
PHARMACEUTICALS — 5.11%
Roche Holding AG	36,500	4,984,786
Teva Pharmaceutical Industries Ltd. ADR	219,930	11,601,308

		16,586,094

SOFTWARE & SERVICES — 8.19%
INFORMATION TECHNOLOGY SERVICES — 2.02%
[b]Amdocs Ltd.	229,425	6,575,321
INTERNET SOFTWARE & SERVICES — 3.31%
[b]Google, Inc.	20,450	10,752,405
SOFTWARE — 2.86%
Microsoft Corp.	379,400	9,291,506

		26,619,232

TECHNOLOGY HARDWARE & EQUIPMENT — 4.30%
COMPUTERS & PERIPHERALS — 4.30%
[b]Dell, Inc.	1,077,700	13,966,992

		13,966,992

TELECOMMUNICATION SERVICES — 10.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.57%
[b]Global Crossing Ltd.	1,257,607	16,172,826
Telstra Corp. Ltd.	4,602,300	11,654,681
WIRELESS TELECOMMUNICATION SERVICES — 1.92%
China Mobile Ltd.	609,000	6,240,036

		34,067,543

TOTAL COMMON STOCK (Cost $287,031,253)		300,982,623

PREFERRED STOCK — 5.72%
BANKS — 5.72%
COMMERCIAL BANKS — 5.72%
Fifth Third Bancorp Pfd, 8.50%	101,600	13,066,776
[a,b]Sterling Financial Corp. Pfd 0.00%	60,000	5,520,000

		18,586,776

TOTAL PREFERRED STOCK (Cost $8,263,464)		18,586,776

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.12%
Kinder Morgan Energy, 0.50%, 10/1/2010	$6,900,000	$6,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $6,900,000)		6,900,000

TOTAL INVESTMENTS — 100.50% (Cost $302,194,717)		$326,469,399
LIABILITIES NET OF OTHER ASSETS — (0.50)%		(1,635,237)

NET ASSETS — 100.00%		$324,834,162

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2010

ASSETS
Investments at value (cost $302,194,717) (Note 2)	$326,469,399
Cash	385,754
Cash denominated in foreign currency (cost $29,274)	31,183
Receivable for fund shares sold	465,755
Unrealized appreciation on forward currency contracts (Note 7)	125,760
Dividends receivable	663,559
Dividend and interest reclaim receivable	80,293
Prepaid expenses and other assets	45,639

Total Assets	328,267,342

LIABILITIES
Payable for fund shares redeemed	556,260
Unrealized depreciation on forward currency contracts (Note 7)	2,387,472
Payable to investment advisor and other affiliates (Note 3)	281,155
Accounts payable and accrued expenses	205,881
Dividends payable	2,412

Total Liabilities	3,433,180

NET ASSETS	$324,834,162

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,097,778)
Net unrealized appreciation on investments	22,022,838
Accumulated net realized gain (loss)	(212,470,539)
Net capital paid in on shares of beneficial interest	517,379,641

$324,834,162

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($92,926,645 applicable to 6,648,938 shares of beneficial interest outstanding - Note 4)	$13.98
Maximum sales charge, 4.50% of offering price	0.66

Maximum offering price per share	$14.64

Class C Shares:
Net asset value and offering price per share * ($82,139,353 applicable to 5,940,156 shares of beneficial interest outstanding - Note 4)	$13.83

Class I Shares:
Net asset value, offering and redemption price per share ($131,891,740 applicable to 9,414,114 shares of beneficial interest outstanding - Note 4)	$14.01

Class R3 Shares:
Net asset value, offering and redemption price per share ($151,449 applicable to 10,873 shares of beneficial interest outstanding - Note 4)	$13.93

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,345,217 applicable to 96,745 shares of beneficial interest outstanding - Note 4)	$13.90

Class R5 Shares:
Net asset value, offering and redemption price per share ($16,379,758 applicable to 1,168,314 shares of beneficial interest outstanding - Note 4)	$14.02

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2010

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $249,880)	$7,417,482
Interest income	966,880

Total Income	8,384,362

EXPENSES:
Investment advisory fees (Note 3)	2,642,532
Administration fees (Note 3)
Class A Shares	115,032
Class C Shares	104,564
Class I Shares	60,436
Class R3 Shares	79
Class R4 Shares	1,572
Class R5 Shares	2,067
Distribution and service fees (Note 3)
Class A Shares	229,938
Class C Shares	836,509
Class R3 Shares	278
Class R4 Shares	3,144
Transfer agent fees
Class A Shares	105,795
Class C Shares	148,048
Class I Shares	201,115
Class R3 Shares	1,276
Class R4 Shares	6,432
Class R5 Shares	7,930
Registration and filing fees
Class A Shares	19,113
Class C Shares	18,710
Class I Shares	18,365
Class R3 Shares	17,976
Class R4 Shares	18,182
Class R5 Shares	18,077
Custodian fees (Note 3)	114,955
Professional fees	64,842
Accounting fees	10,908
Trustee fees	7,138
Other expenses	49,371

Total Expenses	4,824,384
Less:
Expenses reimbursed by investment advisor (Note 3)	(309,685)

Net Expenses	4,514,699

Net Investment Income	$3,869,663

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$37,656,187
Forward currency contracts (Note 7)	481,222
Foreign currency transactions	(31,495)

38,105,914

Net change in unrealized appreciation (depreciation) on:
Investments	(20,540,677)
Forward currency contracts (Note 7)	(717,621)
Foreign currency translations	(1,775)

(21,260,073)

Net Realized and Unrealized Gain	16,845,841

Net Increase in Net Assets Resulting from Operations	$20,715,504

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2010	Year Ended September 30, 2009
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,869,663	$7,339,482
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	38,105,914	(213,882,637)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(21,260,073)	170,184,097

Net Increase (Decrease) in Net Assets Resulting from Operations	20,715,504	(36,359,058)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,057,336)	(4,810,423)
Class C Shares	(302,170)	(3,391,652)
Class I Shares	(2,033,417)	(6,293,149)
Class R3 Shares	(1,467)	(1,185)
Class R4 Shares	(16,293)	(17,979)
Class R5 Shares	(178,405)	(1,340)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	5,589,247	(50,588,757)
Class C Shares	(4,319,558)	(12,146,667)
Class I Shares	18,072,732	(31,514,614)
Class R3 Shares	127,094	(5,789)
Class R4 Shares	21,801	1,132,663
Class R5 Shares	16,091,131	77,340

Net Increase (Decrease) in Net Assets	52,708,863	(143,920,610)

NET ASSETS:
Beginning of Year	272,125,299	416,045,909

End of Year	$324,834,162	$272,125,299

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock(a)	$300,982,623	$300,502,623	$—	$480,000
Preferred Stock(a)	18,586,776	13,066,776	—	5,520,000
Short Term Investments	6,900,000	—	6,900,000	—

Total Investments in Securities	$326,469,399	$313,569,399	$6,900,000	$6,000,000

Other Financial Instruments**
Forward Currency Contracts	$125,760	$—	$125,760	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,387,472)	$—	$(2,387,472)	$—

(a)	Industry classifications for Level 3 valuations consisted of $480,000 in Common Stock and $5,520,000 in Preferred Stock, both in Banks at September 30, 2010.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2010, was as follows:

	Beginning Balance 9/30/2009	Gross Purchases (b)	Gross Sales	Net Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Transfers in/(out) of Level 3	Ending Balance 9/30/2010
Investments in Securities(a)	$—	$6,000,000	$—	$—	$—	$—	$6,000,000

(a)	Level 3 Securities represent 1.85% of Total Net Assets at the year ended September 30, 2010.
(b)	Assets valued using Level 3 inputs consisted of purchases of unregistered stock during the year ended September 30, 2010.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the year ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2010, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $239,770 for Class I shares, $19,290 for Class R3 shares, $23,759 for Class R4 shares, and $26,866 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $23,486 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,543 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2010, are set forth in the Statement of Operations.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2010, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,932,225	$26,869,017	3,316,626	$31,636,505
Shares issued to shareholders in reinvestment of dividends	64,470	884,066	427,591	4,308,199
Shares repurchased	(1,630,246)	(22,166,671)	(9,418,047)	(86,535,753)
Redemption fees received*	—	2,835	—	2,292

Net Increase (Decrease)	366,449	$5,589,247	(5,673,830)	$(50,588,757)

Class C Shares
Shares sold	896,157	$12,294,052	1,742,187	$17,178,589
Shares issued to shareholders in reinvestment of dividends	18,260	245,234	270,067	2,759,411
Shares repurchased	(1,248,317)	(16,861,356)	(3,446,600)	(32,086,524)
Redemption fees received*	—	2,512	—	1,857

Net Increase (Decrease)	(333,900)	$(4,319,558)	(1,434,346)	$(12,146,667)

Class I Shares
Shares sold	3,274,574	$45,532,091	2,831,034	$30,394,273
Shares issued to shareholders in reinvestment of dividends	133,385	1,837,387	548,896	5,653,896
Shares repurchased	(2,151,068)	(29,300,502)	(6,680,462)	(67,565,461)
Redemption fees received*	—	3,756	—	2,678

Net Increase (Decrease)	1,256,891	$18,072,732	(3,300,532)	$(31,514,614)

Class R3 Shares
Shares sold	9,552	$130,546	1,290	$13,314
Shares issued to shareholders in reinvestment of dividends	98	1,351	120	1,185
Shares repurchased	(328)	(4,806)	(2,484)	(20,289)
Redemption fees received*	—	3	—	1

Net Increase (Decrease)	9,322	$127,094	(1,074)	$(5,789)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	11,897	$163,293	93,846	$1,114,683
Shares issued to shareholders in reinvestment of dividends	1,193	16,293	1,401	17,979
Shares repurchased	(11,780)	(157,823)	—	—
Redemption fees received*	—	38	—	1

Net Increase (Decrease)	1,310	$21,801	95,247	$1,132,663

Class R5 Shares
Shares sold	1,156,994	$16,024,177	6,281	$76,001
Shares issued to shareholders in reinvestment of dividends	12,827	178,404	106	1,339
Shares repurchased	(8,074)	(111,608)	—	—
Redemption fees received*	—	158	—	—

Net Increase (Decrease)	1,161,747	$16,091,131	6,387	$77,340

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $227,861,767 and $188,696,739, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$311,001,744

Gross unrealized appreciation on a tax basis	$34,934,400
Gross unrealized depreciation on a tax basis	(19,466,745)

Net unrealized appreciation (depreciation) on investments (tax basis)	$15,467,655

Distributable earnings – ordinary income (tax basis)	$1,796,747

At September 30, 2010, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2009 of $30,821. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

At September 30, 2010, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

Such loss carryforwards expire as follows:

2016	$88,134
2017	68,696,690
2018	140,977,215

$209,762,039

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,303,454, decreased accumulated net realized investment loss by $3,086,164 and increased distribution in excess of net investment income by $1,782,710. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses, recharacterization of income from certain investments, and a disposition of a partnership investment.

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

	2010	2009
Distributions from:
Ordinary income	$3,589,088	$14,515,728
Capital gains	—	—

Total distributions	$3,589,088	$14,515,728

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2010, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2010 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2010.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010

The following table displays the outstanding forward currency contracts at September 30, 2010:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2010

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	9,575,400	02/23/2011	$13,038,302	$—	$(697,287)
Euro	Buy	559,500	02/23/2011	761,841	51,119	—
Japanese Yen	Sell	543,205,300	12/09/2010	6,511,214	—	(584,195)
Japanese Yen	Buy	72,456,500	12/09/2010	868,511	11,068	—
Swiss Franc	Sell	15,700,000	10/06/2010	15,977,498	—	(1,105,990)
Swiss Franc	Buy	1,545,600	10/06/2010	1,572,919	63,573	—

Total					$125,760	$(2,387,472)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2010 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2010

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$125,760

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,387,472)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2010 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$481,222	$481,222

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2010

	Total	Forward Currency Contracts
Foreign exchange contracts	$(717,621)	$(717,621)

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued. Effective October 1, 2010, the distribution plan applicable to Class R3 shares of the Fund has been amended by action of the Trustees to reduce the compensation payable under the plan to an annual rate of .25% of 1%.

26    Certified Annual Report

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Invest- ment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Invest- ment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(b)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(b)	$20.06	0.30	(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
2007(b)	$12.86	0.07	7.29	7.36	— (c)	(0.16)	(0.16)	$20.06	0.41		1.51		1.50		1.55		57.75	91.02	$262,475
2006(b)(d)	$11.94	0.01	0.91	0.92	—	—	—	$12.86	0.34	(e)	1.70	(e)	1.63	(e)	6.12	(e)(f)	7.71	6.08	$8,477
Class C Shares
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
2007	$12.84	(0.06)	7.25	7.19	—	(0.16)	(0.16)	$19.87	(0.34)		2.28		2.28		2.33		56.48	91.02	$107,298
2006(d)	$11.94	(0.01)	0.91	0.90	—	—	—	$12.84	(0.40	)(e)	2.41	(e)	2.35	(e)	9.01	(e)(f)	7.54	6.08	$3,505
Class I Shares
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
2007	$12.87	0.17	7.29	7.46	(0.01)	(0.16)	(0.17)	$20.16	0.97		1.00		0.99		1.20		58.51	91.02	$108,461
2006(d)	$11.94	0.02	0.91	0.93	—	—	—	$12.87	0.90	(e)	1.04	(e)	0.99	(e)	2.98	(e)	7.79	6.08	$12,968
Class R3 Shares
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(f)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(f)	3.61	103.02	$20
2008(g)	$17.91	0.29	(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(e)	1.49	(e)	1.49	(e)	67.47	(e)(f)	(24.78)	83.70	$35
Class R4 Shares
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(f)	3.73	103.02	$1,244
2008(g)	$17.91	0.28	(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(e)	1.41	(e)	1.40	(e)	864.00	(e)(f)	(24.74)	83.70	$3
Class R5 Shares
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(f)	4.25	103.02	$86
2008(g)	$17.98	0.33	(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(e)	0.92	(e)	0.92	(e)	850.59	(e)(f)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Fund commenced operations on July 28, 2006.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$959.80	$7.24
Hypothetical*	$1,000.00	$1,017.68	$7.46
Class C Shares
Actual	$1,000.00	$956.10	$11.21
Hypothetical*	$1,000.00	$1,013.61	$11.54
Class I Shares
Actual	$1,000.00	$962.10	$4.87
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$959.60	$7.26
Hypothetical*	$1,000.00	$1,017.66	$7.47
Class R4 Shares
Actual	$1,000.00	$959.70	$6.88
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$961.70	$4.87
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.47%; C: 2.29%; I: 0.99%; R3: 1.48%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/ 365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global Opportunities Fund versus MSCI AC World Index (July 28, 2006 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 7/28/06)	3.10%	-9.61%	5.60%
C Shares (Incep: 7/28/06)	6.10%	-8.92%	5.92%
I Shares (Incep: 7/28/06)	8.48%	-7.74%	7.30%
R3 Shares (Incep: 2/1/08)	7.97%	—	-6.28%
R4 Shares (Incep: 2/1/08)	7.96%	—	-6.22%
R5 Shares (Incep: 2/1/08)	8.41%	—	-5.77%
MSCI AC World Index (Since: 7/28/06)	8.42%	-7.48%	0.45%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country World Index (MSCI AC World Index) is a market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors cannot invest directly in an index.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorship Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Global Opportunities Fund designates 79.78% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

30.66% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2010 qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2010, foreign taxes paid and foreign source income is $190,034 and $8,491,754, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2010.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance since its inception relative to a “world stock” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, and (iv) comparative measures of estimated earnings growth, portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment returns were significantly higher in 2007 and 2009, and somewhat lower in 2008, than the returns of the broad based securities index and the average returns of the category of world stock equity mutual funds selected by an independent mutual fund analyst firm. The quantitative data presented further demonstrated to the Trustees that the Fund’s investment returns fell near the median of the category for the three-month period ended with the second quarter of the current year but fell within the top quartile of the category for the three-year period and within or near the top decile of the category for the one-year and year-to-date periods. The Trustees further noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark MSCI All Country World Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of global flexible portfolio mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the management fee charged to the Fund was slightly higher than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, that the overall expense ratio was slightly higher than the median expense ratio and comparable to the average expense ratio for the same fund group, but that the differences observed were not significant in view of their degree and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms, and information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2010 (Unaudited)

Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    39

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40    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $65 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested $221 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

800.847.0200

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.

TH1245

Important Information

The information presented on the following pages was current as of September 30, 2010. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (Brazil, India, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI China H Shares Index – The index reflects the performance of China’s H shares, which are securities of companies incorporated in the People’s Republic of China (PRC) and nominated by the Chinese Government for listing and trading on the Hong Kong Stock Exchange.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings ratio (P/E ratio) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report    3

Thornburg Developing World Fund

September 30, 2010

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Letter to Shareholders

Lewis Kaufman, CFA Portfolio Manager

October 14, 2010

Dear Fellow Shareholder:

We are pleased to present the first annual report for the Thornburg Developing World Fund for the period ended September 30, 2010. The net asset value (NAV) of a Class A share of the Fund increased $2.50 to $14.44 per share since the inception date of December 16, 2009. The Class A shares of the Thornburg Developing World Fund produced a total return of 20.94% (at NAV) since the December 16, 2009 inception, compared to 12.64% for the MSCI Emerging Markets Index over the same time period. By major market, MSCI Brazil is up 3.72% in U.S. dollar (USD) terms since the Fund’s inception, MSCI Russia up 0.47%, MSCI India up 22.54%, and the MSCI China H Shares Index up 3.68%.

The past year has seen broader recognition of the relative economic and fiscal health of most developing economies. In turn, portfolio flows and foreign direct investment into the developing world have accelerated, placing upward pressure on developing country asset prices. Currency in Brazil has appreciated 4.1% versus the U.S. dollar since the Fund’s inception, China 2.0%, India 3.8%, Indonesia 6.3%, South Africa 6.7% and Turkey 4.2%. In fact, of the major developing world currencies, only the Russian ruble depreciated during the period, declining by 0.9%. Capital flows have similarly placed upward pressure on stock valuations, as ever-increasing amounts of capital pursue a relatively fixed supply of equity securities. The median P/E multiple on forward earnings in the Developing World Fund has increased 3.7 points since the market nadir of May 25, 2010, and now stands at 18.4x. Moreover, in spite of higher valuations, the potential for further appreciation in developing world asset prices remains. As of the writing of this letter, a second round of quantitative easing (“QE2”) in the United States seems more likely than not, the fiscal liabilities of the United States, Europe, and Japan appear unlikely to peak in the near term, consumer deleveraging pressures continue in most developed economies, and relative interest rate differentials favor developing country assets. Capital formation continues to be supportive of developing world returns; IPOs have contributed 1.54% to the Fund’s performance since inception.

While we believe that the current portfolio still represents a compelling risk-adjusted vehicle for capital appreciation in the medium term, we must acknowledge that with higher asset prices comes the potential for a more volatile market environment. In particular, inflation remains a key variable against a backdrop of abundant liquidity, central bankers from major developing countries such as Brazil are considering mild forms of capital controls, and sovereign debt issues have the potential to deteriorate on a global stage. Against this dynamic backdrop, it is our hope that our dual emphasis on capital appreciation and risk management will be a distinguishing characteristic of the Thornburg Developing World Fund over time. If capital market conditions in the developing world erode, companies with stable and self-funding businesses can reduce the need for external financing when it might be least available, thereby setting the stage for continued business development in the medium term.

Certified Annual Report    5

Letter to Shareholders,

Continued

Our emphasis on self-funding, capital-generative companies is evident in our top five holdings as of September 30, 2010. Colgate-Palmolive, which generates about half of its profits in developing countries such as Mexico, Brazil, India, and China, produced $2.7B in free cash flow in the year ended December 31, 2009, and could conceivably retire all of its outstanding debt maturities in less than 18 months time. Brazilian software maker Totvs SA is growing at double-digit rates and generating substantial free cash flow, while many technology companies globally struggle with more capital-intensive business models. South African retailer Clicks Group Ltd. has remained committed to self-financed expansion in the fragmented drug dispensing business, thereby allowing it to seize market share during the downturn. Moreover, our focus on defensive business characteristics has not precluded us from participating in the current ebullient market environment. We have observed that great businesses with the potential to compound at attractive rates over time can do so in the absence of aggressive capital structures. For example, our bank holdings in Turkey and Egypt continue to benefit from profitable industry structures, as regulators allowed for high levels of consolidation in the aftermath of home-grown banking crises a decade ago. As a result, each is able to finance high rates of loan growth with internally generated funds and low levels of leverage, and grew book value at approximately 25% during the depths of the global financial crisis.

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. We thank you for your trust and confidence.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2010

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/10

Software & Services	13.7%	Consumer Services	4.7%
Household & Personal Products	10.2%	Health Care Equipment & Services	3.1%
Materials	9.2%	Consumer Durables & Apparel	2.8%
Food & Staples Retailing	8.8%	Food, Beverage & Tobacco	2.2%
Banks	8.8%	Transportation	2.0%
Pharmaceuticals, Biotechnology & Life Sciences	7.5%	Commercial & Professional Services	2.0%
Energy	6.3%	Telecommunication Services	1.9%
Retailing	5.9%	Other Assets & Cash Equivalents	10.9%

TOP TEN HOLDINGS
As of 9/30/10
Colgate Palmolive Co.	4.1%	Genomma Lab Internacional SA	2.6%
Totvs SA	3.0%	China Shineway Pharmaceutical Group Ltd.	2.6%
Clicks Group Ltd.	2.8%	Tencent Holdings Ltd.	2.5%
Turkiye Garanti Bankasi A.S.	2.7%	VanceInfo Technologies ADR	2.5%
Commercial International Bank	2.7%	Komercni Banka A.S.	2.5%

SUMMARY OF COUNTRY EXPOSURE
As of 9/30/10 (percent of equity holdings)
China	27.1%	Egypt	3.0%
Brazil	14.1%	Czech Republic	2.8%
India	8.0%	Netherlands	2.6%
Mexico	6.9%	Poland	2.0%
Russia	6.5%	United Kingdom	1.9%
Turkey	5.7%	Argentina	1.7%
South Africa	5.1%	Chile	1.7%
Indonesia	4.5%	Australia	1.1%
United States	4.5%	France	0.8%

Certified Annual Report     7

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

	Shares/ Principal Amount	Value
COMMON STOCK — 89.13%

BANKS — 8.82%
COMMERCIAL BANKS — 8.82%
Commercial International Bank	124,056	$926,116
Komercni Banka A.S.	3,934	858,082
Standard Chartered plc	11,050	326,992
Turkiye Garanti Bankasi A.S.	161,900	940,141

		3,051,331

COMMERCIAL & PROFESSIONAL SERVICES — 1.97%
COMMERCIAL SERVICES & SUPPLIES — 1.97%
Multiplus SA	41,900	679,265

		679,265

CONSUMER DURABLES & APPAREL — 2.84%
TEXTILES, APPAREL & LUXURY GOODS — 2.84%
Li Ning Co. Ltd.	242,000	734,529
LVMH Moët Hennessy Louis Vuitton SA	1,688	247,606

		982,135

CONSUMER SERVICES — 4.68%
DIVERSIFIED CONSUMER SERVICES — 2.27%
[a]New Oriental Education & Technology Group, Inc. ADR	8,063	786,788
HOTELS, RESTAURANTS & LEISURE — 2.41%
[a]Country Style Cooking Restaurant Chain Co. Ltd. ADR	16,500	471,735
[a]Ctrip.com International Ltd. ADR	7,544	360,226

		1,618,749

ENERGY — 6.28%
ENERGY EQUIPMENT & SERVICES — 2.35%
Schlumberger Ltd.	13,214	814,115
OIL, GAS & CONSUMABLE FUELS — 3.93%
CNOOC Ltd.	355,000	689,058
Novatek OAO GDR	7,800	670,020

		2,173,193

FOOD & STAPLES RETAILING — 8.83%
FOOD & STAPLES RETAILING — 8.83%
Bim Birlesik Magazalar A.S.	27,920	805,821
Drogasil S.A.	20,489	523,123
Eurocash SA	68,495	620,893
Magnit OJCS GDR	21,638	545,278
Wal-Mart de Mexico SAB de C.V.	222,350	559,331

		3,054,446

FOOD, BEVERAGE & TOBACCO — 2.21%
BEVERAGES — 0.71%
Sabmiller plc	7,646	244,486
FOOD PRODUCTS — 1.50%
Mayora Indah	453,500	520,826

		765,312

8    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

	Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 3.10%
HEALTH CARE PROVIDERS & SERVICES — 3.10%
Diagnósticos da América SA	54,900	$661,915
Sinopharm Group Co. H	99,600	411,424

		1,073,339

HOUSEHOLD & PERSONAL PRODUCTS — 10.18%
HOUSEHOLD PRODUCTS — 4.05%
Colgate Palmolive Co.	18,251	1,402,772
PERSONAL PRODUCTS — 6.13%
Dabur India Ltd.	307,369	732,938
Hengan International Group Co. Ltd.	77,500	781,608
Natura Cosméticos SA	22,475	604,381

		3,521,699

MATERIALS — 9.15%
CHEMICALS — 3.80%
Asian Paints Ltd.	13,490	800,979
Sociedad Quimica Minera de Chile SA ADR	10,687	515,541
CONSTRUCTION MATERIALS — 2.48%
PT Indocement Tunggal Prakarsa Tbk	415,700	857,017
METALS & MINING — 2.87%
Newcrest Mining Ltd.	9,000	345,087
Southern Copper Corp.	18,412	646,630

		3,165,254

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.49%
PHARMACEUTICALS — 7.49%
China Shineway Pharmaceutical Group Ltd.	250,000	882,863
[a]Genomma Lab Internacional SA	475,300	912,758
[a]Pharmstandard GDR	35,576	795,124

		2,590,745

RETAILING — 5.95%
INTERNET & CATALOG RETAIL — 1.40%
[a]Makemytrip Ltd.	12,500	483,875
MULTILINE RETAIL — 2.80%
Clicks Group Ltd.	152,815	969,036
SPECIALTY RETAIL — 1.75%
Truworths International Ltd.	60,200	604,569

		2,057,480

SOFTWARE & SERVICES — 13.74%
INFORMATION TECHNOLOGY SERVICES — 3.73%
Cielo SA	96,300	838,356
Infosys Technologies Ltd. ADR	6,680	449,631
INTERNET SOFTWARE & SERVICES — 4.45%
[a]ChinaCache International Holdings Ltd. ADR	9,900	137,609
[a]Mercadolibre, Inc.	7,327	528,863

Certified Annual Report     9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

	Shares/ Principal Amount	Value
Tencent Holdings Ltd.	40,000	$873,841
SOFTWARE — 5.56%
Totvs SA	13,691	1,051,100
[a]VanceInfo Technologies ADR	26,945	871,401

		4,750,801

TELECOMMUNICATION SERVICES — 1.87%
WIRELESS TELECOMMUNICATION SERVICES — 1.87%
China Mobile Ltd.	63,000	645,521

		645,521

TRANSPORTATION — 2.02%
TRANSPORTATION INFRASTRUCTURE — 2.02%
China Merchants Holdings International Co. Ltd.	192,000	697,835

		697,835

TOTAL COMMON STOCK (Cost $26,396,053)		30,827,105

TOTAL INVESTMENTS — 89.13% (Cost $26,396,053)		$30,827,105
OTHER ASSETS LESS LIABILITIES — 10.87%		3,758,937

NET ASSETS — 100.00%		$34,586,042

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

10    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2010

ASSETS
Investments at value (cost $26,396,053) (Note 2)	$30,827,105
Cash	3,182,275
Receivable for investments sold	1,038,770
Receivable for fund shares sold	1,018,954
Receivable from investment advisor	10,719
Dividends receivable	57,520
Prepaid expenses and other assets	11,550

Total Assets	36,146,893

LIABILITIES
Payable for securities purchased	1,477,283
Payable for fund shares redeemed	18,023
Deferred tax payable	16,108
Accounts payable and accrued expenses	49,437

Total Liabilities	1,560,851

NET ASSETS	$34,586,042

NET ASSETS CONSIST OF:
Undistributed net investment income	$11,955
Net unrealized appreciation on investments	4,414,679
Accumulated net realized gain (loss)	(263,780)
Net capital paid in on shares of beneficial interest	30,423,188

$34,586,042

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($14,115,582 applicable to 977,776 shares of beneficial interest outstanding - Note 4)	$14.44
Maximum sales charge, 4.50% of offering price	0.68

Maximum offering price per share	$15.12

Class C Shares:
Net asset value and offering price per share * ($2,889,123 applicable to 200,788 shares of beneficial interest outstanding - Note 4)	$14.39

Class I Shares:
Net asset value, offering and redemption price per share ($17,581,337 applicable to 1,211,139 shares of beneficial interest outstanding - Note 4)	$14.52

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report     11

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Period Ended September 30, 2010*

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $11,795)	$248,446

EXPENSES:
Investment advisory fees (Note 3)	107,350
Administration fees (Note 3)
Class A Shares	4,748
Class C Shares	924
Class I Shares	3,247
Distribution and service fees (Note 3)
Class A Shares	9,496
Class C Shares	7,394
Transfer agent fees
Class A Shares	5,688
Class C Shares	2,790
Class I Shares	3,226
Registration and filing fees
Class A Shares	24,105
Class C Shares	24,105
Class I Shares	24,125
Custodian fees (Note 3)	55,573
Professional fees	45,574
Accounting fees	1,235
Trustee fees	182
Other expenses	27,247

Total Expenses	347,009
Less:
Expenses reimbursed by investment advisor (Note 3)	(71,451)
Investment advisory fees waived by investment advisor (Note 3)	(107,350)
Fees paid indirectly (Note 3)	(10,676)

Net Expenses	157,532

Net Investment Income	$90,914

*	For the period from commencement of operations on December 16, 2009 through September 30, 2010.

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Period Ended September 30, 2010*

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(268,579)
Foreign currency transactions	(74,160)

(342,739)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $16,108)	4,414,944
Foreign currency translations	(265)

4,414,679

Net Realized and Unrealized Gain	4,071,940

Net Increase in Net Assets Resulting from Operations	$4,162,854

*	For the period from commencement of operations on December 16, 2009 through September 30, 2010.

See notes to financial statements.

Certified Annual Report     13

STATEMENT OF CHANGES IN NET ASSETS

    Thornburg Developing World Fund

Period Ended September 30, 2010*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$90,914
Net realized gain (loss) on investments and foreign currency transactions	(342,739)
Increase (Decrease) in unrealized appreciation (depreciation) of investments, foreign currency translations, and deferred taxes	4,414,679

Net Increase (Decrease) in Net Assets Resulting from Operations	4,162,854

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	12,579,326
Class C Shares	2,603,666
Class I Shares	15,240,196

Net Increase in Net Assets	34,586,042

NET ASSETS:
Beginning of Period	—

End of Period	$34,586,042

Undistributed net investment income	$11,955

*	For the period from commencement of operations on December 16, 2009 through September 30, 2010.

See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2010

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, and (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Annual Report     15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2010. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2010
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$30,827,105	$30,689,496	$137,609	$—

Total Investments in Securities	$30,827,105	$30,689,496	$137,609	$—

Other Financial Instruments**
Spot Currency	$719	$719	$—	$—

Liabilities
Other Financial Instruments**
Spot Currency	$(197)	$(197)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI Barra and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1 and 2 and to disclose those transfers at the last date of the reporting period. The Fund recognized no significant transfers into and out of Levels 1 and 2 during the period ended September 30, 2010.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2010, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2010, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2010, the Advisor voluntarily waived investment advisory fees of $107,350. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2010, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,415 for Class A shares, $25,438 for Class C shares, and $30,598 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended September 30, 2010, the Distributor has advised the Fund that it earned commissions aggregating $6,457 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $72 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the period ended September 30, 2010, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended September 30, 2010, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2010, fees paid indirectly were $10,676.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* September 30, 2010
	Shares	Amount
Class A Shares
Shares sold	1,023,348	$13,148,906
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(45,572)	(569,655)
Redemption fees received**	—	75

Net Increase (Decrease)	977,776	$12,579,326

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

	Period Ended* September 30, 2010
	Shares	Amount
Class C Shares
Shares sold	207,298	$2,690,788
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(6,510)	(87,135)
Redemption fees received**	—	13

Net Increase (Decrease)	200,788	$2,603,666

Class I Shares
Shares sold	1,219,783	$15,347,231
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(8,644)	(107,188)
Redemption fees received**	—	153

Net Increase (Decrease)	1,211,139	$15,240,196

*	Fund commenced operations on December 16, 2009.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2010, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $33,322,780 and $6,662,946, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$26,396,124

Gross unrealized appreciation on a tax basis	$4,554,397
Gross unrealized depreciation on a tax basis	(123,416)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,430,981

Distributable earnings – ordinary income (tax basis)	$86,115

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment losses by $78,959, and decreased undistributed net investment income by $78,959. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses.

At September 30, 2010, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2009 of $74,446 and $263,709 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2011.

Certified Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2010

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50, (“ASC 815”) require certain disclosures. This requirement amends and expands disclosures related to derivative instruments to provide users of financial statements with an enhanced understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the period ended September 30, 2010, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Certified Annual Report     21

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2010(b)(c)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2010(b)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2010(b)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 16, 2009.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Annual Report	Certified Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Developing World Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2010, and the results of its operations, the change in net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 17, 2010

24    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2010, and held until September 30, 2010.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period† 4/1/10–9/30/10
Class A Shares
Actual	$1,000.00	$1,142.40	$9.83
Hypothetical*	$1,000.00	$1,015.89	$9.25
Class C Shares
Actual	$1,000.00	$1,139.40	$12.76
Hypothetical*	$1,000.00	$1,013.14	$12.01
Class I Shares
Actual	$1,000.00	$1,146.00	$5.86
Hypothetical*	$1,000.00	$1,019.60	$5.52

†	Expenses are equal to the annualized expense ratio for each class ( A: 1.83%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report     25

INDEX COMPARISON

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Developing World Fund versus MSCI Emerging Markets Index (December 16, 2009 to September 30, 2010)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2010 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception*
A Shares (Incep: 12/16/09)	—	—	—	15.52%
C Shares (Incep: 12/16/09)	—	—	—	19.52%
I Shares (Incep: 12/16/09)	—	—	—	21.61%
MSCI Emerging Markets Index (Since 12/16/09)	—	—	—	12.64%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Investors cannot invest directly in an index.

26    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 64 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director until 2009 of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 54 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 65 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 69 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 64 Chairman of Governance & Nominating Committee, Trustee since 2004	Senior Counsel and, until 2009, Partner of Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 61 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 56 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 51 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; President and Vice Chairman of Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report     27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 47 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 71 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 43 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 40 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 39 Vice President since 1999	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 47 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 40 Vice President since 2003	Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 44 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 36 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 52 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 40 Vice President since 2004	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 39 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 39 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 31 Vice President since 2006	Portfolio Manager since 2006, Managing Director, and Associate Portfolio Manager until 2006 of Thornburg Investment Management, Inc.	Not applicable

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Jason Brady, 36 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006.	Not applicable

Lewis Kaufman, 34 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 54 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 35 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 50 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 56 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 43 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

Cliff Remily, 34 Vice President since 2010	Portfolio Manager and Managing Director since 2010, Associate Portfolio Manager 2008–2010, and Equity Research Analyst 2006–2008 of Thornburg Investment Management, Inc.; Intern-Equity Research Analyst of Brandes Investment Partners until 2006.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report     29

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is currently available for the period from the Fund’s commencement of investment operations on December 16, 2009 through June 30, 2010, and will hereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2010, the Thornburg Developing World Fund designates $167,739 (or the maximum allowed) as qualified dividend income eligible for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

$10,850 (or the maximum allowed) of the Fund’s investment income for the period ended September 30, 2010 qualified for the corporate dividends received deduction.

For the period ended September 30, 2010, foreign taxes paid and foreign source income is $15,044 and $154,497, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on September 14, 2009. The Trustees reviewed and approved the continuance of the agreement again on September 13, 2010.

In considering their initial approval of the advisory agreement for the Fund, the Trustees evaluated the Advisor’s proposed management of the Fund, the experience and expertise of the Advisor’s personnel, the Advisor’s successful pursuit of the objectives of other Funds of Thornburg Investment Trust and the quality of the service provided to those Funds by the Advisor, the proposed investment approach and policies for the Fund, the proposed fees and expenses for the Fund, and other factors, and unanimously approved the advisory agreement for the Fund. In accordance with their established practice, the Trustees determined (with the Advisor’s concurrence) to place the annual review of the Fund’s advisory agreement on the same cycle for review applicable to the other Funds of the Trust. Accordingly, and consistent with their established practice, the independent Trustees met in May 2010 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, on September 13, 2010, the Trustees met to consider a renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

30    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the period since the Fund’s commencement of investment operations. These reports addressed a wide variety of topics, including particularly the Advisor’s services to the Fund and its selection of investments and pursuit of the Fund’s investment objectives. In addition, the Trustees considered information specifically provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) the Fund’s investment performance since inception relative to a “diversified emerging markets” category of mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, and (iv) comparative estimated earnings growth data. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events, and evaluated the Advisor’s continued adherence to the Fund’s stated investment policies.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment returns exceeded the average return of the emerging markets mutual fund category and the Fund’s benchmark MSCI Emerging Markets Index for the three-month and year-to-date periods ended with the second quarter of the current year, and that the Fund’s investment performance fell within the top decile of the fund category for the two periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of portion of its management fee, and comparisons of the Advisor’s fee and other Fund expenses to median fees and expenses charged to a group of diversified international equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was somewhat higher than the median expense ratio for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (before waivers by the Advisor) was comparable to the median fee rate for the same group of funds, but that the differences were not significant in view of the Advisor’s waiver of a substantial portion of its fee and the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report     31

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2010 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered the Advisor’s costs and a report comparing the profitability of the Advisor to other investment management firms. The Trustees recognized that the Fund’s profitability to the Advisor was likely to be limited in the initial periods of the Fund’s operations. The Trustees considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

32    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted September 13, 2010

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.     33

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34    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management®	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

800.847.0200

Distributor:
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TH2149

Item 2.	Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. Effective December 6, 2009, the Trust amended its code of ethics to include language that prohibits certain contributions or solicitations for contributions by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor or distributor to a political campaign in which an independent Trustee of the Trust is a candidate.

Item 3.	Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4.	Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$353,000	$561,750

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$18,500	$-0-

The audit-related fees billed to the Trust in the year ended September 30, 2009 related to preparation for and attendance at audit committee meetings as well as travel and out of pocket expenses.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$168,730	$165,290

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2009 and September 30, 2010 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2009	Year Ended September 30, 2010
Thornburg Investment Trust	$-0-	$-0-

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2010, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) (1) Code of Business Conduct and Ethics.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, and Developing World Fund.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN J. MCMAHON
Brian J. McMahon
President and principal executive officer

Date:	November 23, 2010

By:	/s/ GEORGE T. STRICKLAND
George T. Strickland
Treasurer and principal financial officer

Date:	November 23, 2010